UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1-K

ANNUAL REPORT PURSUANT TO REGULATION A

For the fiscal year ended:

December 31, 2023

ARRIVED HOMES, LLC
(Exact name of issuer as specified in its charter)

Delaware	85-2046587
State of other jurisdiction of incorporation or Organization	(I.R.S. Employer Identification No.)

1700 Westlake Ave North, Suite 200

Seattle, WA 98109

(Full mailing address of principal executive offices)

(814)-277-4833
(Issuer’s telephone number, including area code)

www.arrived.com
(Issuer’s website)

Arrived Homes Series Lierly; Arrived Homes Series Soapstone; Arrived Homes Series Pecan; Arrived Homes Series Patrick; Arrived Homes Series Plumtree; Arrived Homes Series Chaparral; Arrived Homes Series Splash; Arrived Homes Series Tuscan; Arrived Homes Series Salem; Arrived Homes Series Malbec; Arrived Homes Series Pinot; Arrived Homes Series Luna; Arrived Homes Series Kingsley; Arrived Homes Series Shoreline; Arrived Homes Series Holloway; Arrived Homes Series Badminton; Arrived Homes Series Eastfair; Arrived Homes Series Centennial; Arrived Homes Series Mojave; Arrived Homes Series Wentworth; Arrived Homes Series Cupcake; Arrived Homes Series Basil; Arrived Homes Series Lallie; Arrived Homes Series Dewberry; Arrived Homes Series Spencer; Arrived Homes Series Summerset; Arrived Homes Series Roseberry; Arrived Homes Series Windsor; Arrived Homes Series Forest; Arrived Homes Series Meadow; Arrived Homes Series Collinston; Arrived Homes Series Saddlebred; Arrived Homes Series Odessa; Arrived Homes Series Lily; Arrived Homes Series Saturn; Arrived Homes Series Sugar; Arrived Homes Series Coatbridge; Arrived Homes Series Lennox; Arrived Homes Series Olive; Arrived Homes Series Dawson; Arrived Homes Series Ridge; Arrived Homes Series Bayside; Arrived Homes Series Elm; Arrived Homes Series River; Arrived Homes Series Amber; Arrived Homes Series Westchester; Arrived Homes Series Limestone; Arrived Homes Series Jupiter; Arrived Homes Series Weldon; Arrived Homes Series Holland; Arrived Homes Series Elevation; Arrived Homes Series Oly; Arrived Homes Series McLovin; Arrived Homes Series Matchingham; Arrived Homes Series Rooney; Arrived Homes Series Diablo; Arrived Homes Series KerriAnn; Arrived Homes Series Sigma; Arrived Homes Series Grant; Arrived Homes Series Bandelier; Arrived Homes Series Ensenada; Arrived Homes Series Davidson; Arrived Homes Series Vernon; Arrived Homes Series Murphy; Arrived Homes Series Dolittle; Arrived Homes Series Butter; Arrived Homes Series Ribbonwalk; Arrived Homes Series Scepter; Arrived Homes Series Delta; Arrived Homes Series Saint; Arrived Homes Series Lovejoy; Arrived Homes Series Emporia; Arrived Homes Series Wave; Arrived Homes Series Tuxford; Arrived Homes Series Greenhill; Arrived Homes Series Kawana; Arrived Homes Series Chelsea; Arrived Homes Series Terracotta; Arrived Homes Series Otoro; Arrived Homes Series Hollandaise; Arrived Homes Series Hadden; Arrived Homes Series Avebury; Arrived Homes Series Tulip; Arrived Homes Series Jack; Arrived Homes Series Bedford; Arrived Homes Series Louise; Arrived Homes Series Gardens; Arrived Homes Series Peanut; Arrived Homes Series 100; Arrived Homes Series Grove; Arrived Homes Series Lanier; Arrived Homes Series Mammoth; Arrived Homes Series McGregor; Arrived Homes Series Point; Arrived Homes Series Roxy; Arrived Homes Series Wisteria; Arrived Homes Series Heron; Arrived Homes Series Stonebriar; Arrived Homes Series Heritage; Arrived Homes Series Magnolia; Arrived Homes Series Kirkwood; Arrived Homes Series Rosewood; Arrived Homes Series Apollo; Arrived Homes Series Baron; Arrived Homes Series Swift; Arrived Homes Series Wescott; Arrived Homes Series Wildwood; Arrived Homes Series Madison; Arrived Homes Series Abbington; Arrived Homes Series Burlington; Arrived Homes Series Lannister; Arrived Homes Series Nugget; Arrived Homes Series Pearl; Arrived Homes Series Hines; Arrived Homes Series Ritter; Arrived Homes Series 101; Arrived Homes Series Jake; Arrived Homes Series Holcomb; Arrived Homes Series Latte; Arrived Homes Series Dunbar; Arrived Homes Series Lookout; Arrived Homes Series Reynolds; Arrived Homes Series Kennesaw; Arrived Homes Series Pioneer; Arrived Homes Series Bazzel; Arrived Homes Series June; Arrived Homes Series Johnny; Arrived Homes Series Osprey; Arrived Homes Series Riverwalk; Arrived Homes Series Collier; Arrived Homes Series Folly; Arrived Homes Series Dorchester; Arrived Homes Series Dogwood; Arrived Homes Series Walton; Arrived Homes Series Clover; Arrived Homes Series Dolly; Arrived Homes Series Kenny; Arrived Homes Series Creekside; Arrived Homes Series Willow; Arrived Homes Series Wilson; Arrived Homes Series Daisy; Arrived Homes Series Henry; Arrived Homes Series Sodalis; Arrived Homes Series Loretta; Arrived Homes Series Conway; Arrived Homes Series Belle; Arrived Homes Series Chitwood; Arrived Homes Series Spring; Arrived Homes Series Highland; Arrived Homes Series Wellington; Arrived Homes Series Braxton; Arrived Homes Series Reginald; Arrived Homes Series Camino; Arrived Homes Series Winston; Arrived Homes Series Inglewood; Arrived Homes Series Richardson; Arrived Homes Series Cumberland; Arrived Homes Series Bonneau; Arrived Homes Series Blossom; Arrived Homes Series Marcelo; Arrived Homes Series Taylor; Arrived Homes Series Aster; Arrived Homes Series Quincy; Arrived Homes Series Jill; Arrived Homes Series Marietta; Arrived Homes Series Mae; Arrived Homes Series Chester; Arrived Homes Series Shallowford; Arrived Homes Series Cypress; Arrived Homes Series Harrison; Arrived Homes Series Piedmont; Arrived Homes Series Kessler; Arrived Homes Series Creekwood; Arrived Homes Series Hansel; Arrived Homes Series Falcon; Arrived Homes Series Eagle; Arrived Homes Series Goose; Arrived Homes Series Gretal; Arrived Homes Series Mimosa; Arrived Homes Series Redondo; Arrived Homes Series Sundance; Arrived Homes Series Chickamauga; Arrived Homes Series Sequoyah; Arrived Homes Series Litton; Arrived Homes Series Brainerd; Arrived Homes Series Brooklyn; Arrived Homes Series Lurleen; Arrived Homes Series Regency; Arrived Homes Series Sunnyside; Arrived Homes Series Korin; Arrived Homes Series Dops; Arrived Homes Series Brennan; Arrived Homes Series Sajni; Arrived Homes Series Tuscarora; Arrived Homes Series Salinas; Arrived Homes Series Hansard; Arrived Homes Series Jefferson; Arrived Homes Series Marie; Arrived Homes Series Ella; Arrived Homes Series Douglas; Arrived Homes Series Cove; Arrived Homes Series Belvedere; Arrived Homes Series Avondale; Arrived Homes Series Martell; Arrived Homes Series Mycroft; Arrived Homes Series Longwoods; Arrived Homes Series Louis; Arrived Homes Series Fenwick; Arrived Homes Series Sims; Arrived Homes Series Osceola; Arrived Homes Series Augusta; Arrived Homes Series Cawley; Arrived Homes Series Bella; Arrived Homes Series Foster; Arrived Homes Series Franklin; Arrived Homes Series General; Arrived Homes Series Marion; Arrived Homes Series Marple; Arrived Homes Series Mary; Arrived Homes Series Onyx; Arrived Homes Series Palmer; Arrived Homes Series Porthos; Arrived Homes Series Simon; Arrived Homes Series Theodore; Arrived Homes Series Chinook; Arrived Homes Series Bergenia; Arrived Homes Series Felix; Arrived Homes Series Oscar; Arrived Homes Series Ellen; Arrived Homes Series Alvin; Arrived Homes Series Ballinger; Arrived Homes Series Briarwood; Arrived Homes Series Eastwood; Arrived Homes Series Abernant; Arrived Homes Series Calvin; Arrived Homes Series Fletcher; Arrived Homes Series Hargrave; Arrived Homes Series Hobbes; Arrived Homes Series Irene; Arrived Homes Series Peterson; Arrived Homes Series Richmond; Arrived Homes Series Winchester

(Title of each class of securities issued pursuant to Regulation A)

i

CAUTIONARY STATEMENT REGARDING Forward-Looking StatementS

The information contained in this Annual Report on Form 1-K (this “Form 1-K”) includes some statements that are not historical and that are considered “forward-looking statements.” Such forward-looking statements include, but are not limited to, statements regarding our development plans for our business; our strategies and business outlook; anticipated development of our company, the manager, each series of our company and the Arrived Homes platform (defined below); and various other matters (including contingent liabilities and obligations and changes in accounting policies, standards and interpretations). These forward-looking statements express the manager’s expectations, hopes, beliefs, and intentions regarding the future. In addition, without limiting the foregoing, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.  The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Form 1-K are based on current expectations and beliefs concerning future developments that are difficult to predict. Neither our company nor the manager can guarantee future performance, or that future developments affecting our company, the manager or the Arrived platform will be as currently anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

All forward-looking statements attributable to us are expressly qualified in their entirety by these risks and uncertainties. These risks and uncertainties, along with others, are detailed under the headings “Summary – Summary Risk Factors” and “Risk Factors” in the Offering Statement (Offering Statement 2) on Form 1-A filed by the company with the Securities and Exchange Commission (the “Commission”), as may be amended, and in our subsequent reports and offering statements filed from time to time with the Commission. Should one or more of these risks or uncertainties materialize, or should any of the parties’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on any forward-looking statements and should not make an investment decision based solely on these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

ii

MARKET AND OTHER INDUSTRY DATA

This Form 1-K includes market and other industry data and estimates that are based on our management’s knowledge and experience in the markets in which we operate. The sources of such data generally state that the information they provide has been obtained from sources they believe to be reliable, but we have not investigated or verified the accuracy and completeness of such information. Our own estimates are based on information obtained from our and our affiliates’ experience in the markets in which we operate and from other contacts in these markets. We are responsible for all of the disclosure in this Form 1-K, and we believe our estimates to be accurate as of the date of this Form 1-K or such other date stated herein. However, this information may prove to be inaccurate because of the method by which we obtained some of the data for the estimates or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, you should be aware that market and other industry data included in this Form 1-K, and estimates and beliefs based on that data, may not be reliable.

iii

Item 1. Description of Business

Company Overview – Our Mission

Arrived Homes, LLC, a Delaware series limited liability company, was formed in July 2020 to permit public investment in specific single-family rental homes. We believe people should have the freedom to move to pursue new opportunities in their lives while still having access to the wealth creation that long-term home ownership and real estate investment can provide. To support this idea, we are building what we believe to be a new model for home ownership and real estate investment that doesn’t lock people into a single home or city. We believe in passive income, conservative debt, freedom to move, diversification, and aligned incentives.

Arrived is a marketplace for investing in homes. We buy single family homes, lease them, divide them into multiple interests, and offer them as investments on a per interest basis through our web-based platform. Investors can manage their risk by spreading their investments across a portfolio of homes, they can invest in real estate without needing to apply for mortgages or take on personal debt, and they can move to new homes or cities and continue holding their Arrived investments without having to worry about selling homes they’re invested in.

Arrived does all of the work of sourcing, analyzing, maintaining, and managing all of the homes that we acquire. We analyze every home investment across several financial, market, and demographic characteristics to support our acquisition decision-making. Every investment we make is an investment in the communities in which Arrived operates, alongside other like-minded individuals. As our community network grows, so does our access to investment and housing opportunities.

Arrived rents the homes we acquire to tenants who can also invest through the same process as any other member of the Arrived Homes platform, becoming part owners of the homes they’re living in at that time. By investing together, we align incentives towards creating value for everyone.

Our Series LLC Structure

Each single family rental home that we acquire will be owned by a separate series of our company that we will establish to acquire that home.  Each series may hold the specific property that it acquires directly or in a wholly-owned subsidiary, which would be a limited liability company organized under laws of the state in which the series property is located.

As a Delaware series limited liability company, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series are segregated and enforceable only against the assets of such series, as provided under Delaware law.  We intend for each series to elect and qualify to be taxed as a separate real estate investment trust, or REIT, for U.S. federal income tax purposes, commencing with the taxable year ending after the completion of the initial public offering of interests of such series.

Our company’s core business will be the identification, acquisition, marketing and management of individual single family rental homes for the benefit of our investors. Each series is intended to own a single property.

Investment Objectives

Our investment objectives are:

●	Consistent cash flow;

●	Long term capital appreciation with moderate leverage;

●	Favorable tax treatment of REIT income and long term capital gains; and

●	Capital preservation.

We cannot assure you that we will attain these objectives or that the value of our assets will not decrease.

Our Investment Criteria

Our home acquisition investments are evaluated against the following primary characteristics:

●	Capitalization rates greater than 5%. For this purpose, the capitalization rate reflects a series property’s annual rental income minus property management fees, local real estate taxes, property insurance, maintenance expenses, and marketing incentives, divided by the purchase price of the property;

●	Homes with a minimum of three (3) bedroom and two (2) bathrooms;

●	Homes less than 30 years old;

●	Homes with a price range of $200,000 - $400,000 and a repair/improvement budget requirement of less than 20% of the home purchase price; and

●	Neighborhoods with median incomes that exceed the metropolitan statistical area, or MSA, median.

Our Investment Process

Our investment process leverages our network of renter demand, experienced team members, and data analysis to make our investment decisions:

●	Sourcing: Arrived will use an in-house acquisition team (using industry leading analysis and screening tools) in collaboration with local real estate professionals to find and source investment opportunities. The opportunities may include individual homes listed on the MLS, bulk rental home portfolios, BFR (built-for-rent) communities, and off-market deals sourced by our staff and from leads generated from our member network.

●	Due Diligence: Arrived evaluates potential investments against our stated investment criteria. Once a geographic market is selected, our due diligence will focus on the sub-market and the property itself. Value analysis will include projected rental rates and home values, relying on a combination of first-party data, automated valuation models, or AVMs, and third party independent appraisals. Property level analysis will look at standard risk factors including condition of title, structural defects in the home, environmental issues, and other hazards such as floods and earthquakes.

●	Investment Committee: Once our acquisition team recommends a home purchase, the investment committee will convene to review due diligence materials and issue a go/no-go decision.

●	Home Purchase: A home will be purchased either by the manager or an affiliate of the manager and then resold to a particular series or purchased directly by a series from a third-party seller, in accordance with the acquisition mechanics set forth below. Following acquisition of a property by a series, the property will be renovated, to the extent necessary, and then leased to a quality tenant on a 12-24 month lease. If a series property is renovated prior to the closing of the relevant series offering, the funds required for renovations will be forwarded to the series by the manager and repaid out of offering proceeds.

●	Ongoing Management: Arrived will partner with one or more third party independent property management firms in each of our markets. Arrived will place an initial tenant in a home from our member network and will assist with future tenant placements. The property management firm will maintain books and records, inspect each home and ensure that it is properly maintained, handle maintenance requests, and be responsible for landlord/tenant compliance. We intend that our preferred property management firms will utilize modern tech-enabled property management platforms with digital payment and communication features.

Our Manager

Our company is managed by Arrived Holdings, Inc., a Delaware corporation and managing member of our company, which we refer to herein as the “manager.” Pursuant to the terms of our company’s limited liability company operating agreement, which we refer to as the “operating agreement,” the manager will provide certain management and advisory services to our company and to each of its series and their subsidiaries, if any, as well as a management team and appropriate support personnel. The manager is an asset management company that operates a web-based investment platform, which we refer to as the Arrived platform, used by our company for the offer and sale of interests in the series of our company. The nature of business to be conducted or promoted by us must at all times be to engage in any lawful act or activity for which LLCs may be organized under the Delaware Limited Liability Company Act.

Investment Strategy – Our Market Opportunity

Our investment strategy is to acquire, invest in, manage, operate, selectively leverage and sell single family homes located in vibrant, growing cities across America. We believe that these markets offer investors a blend of attractive capitalization rates and a strong prospect for long term property value appreciation.

Market Selection

We intend to focus our business efforts on the top 100 MSAs (metropolitan statistical areas with populations greater than 500,000) which exhibit the following characteristics:

●	Sufficient inventory to make it feasible to achieve scale in the local market (100 – 500 homes);

●	Job and income growth forecasts of 3% or greater;

●	Affordability with gross rent multiplier below 12. For this purpose, a gross rent multiplier (GRM) is the ratio of the price of the single family home purchased to its annual rental income before accounting for expenses such as property taxes, insurance, and utilities; GRM is the number of years the property would take to pay for itself in gross received rent;

●	Large university and skilled workforce;

●	Popular with millennials; and

●	Favorable competitive landscape with respect to other institutional single family residence buyers.

We focus on acquiring properties we believe (1) are likely to generate stable cash flows in the long term and (2) have significant possibilities for long-term capital appreciation, such as those located in neighborhoods with what we see as high growth potential and those available from sellers who are distressed or face time-sensitive deadlines.

We may enter into one or more joint ventures, tenant-in-common investments or other co-ownership arrangements for the acquisition, development or improvement of properties with third parties or affiliates of the manager, including present and future real estate investment offerings sponsored by affiliates of the manager.

Investment Decisions and Asset Management

Within our investment policies and objectives, the manager will have discretion with respect to the selection of specific investments and the purchase and sale of our properties. We believe that successful real estate investment requires the implementation of strategies that permit favorable purchases, effective asset management and timely disposition of those assets. As such, we have developed a disciplined investment approach that combines the experience of our manager with a structure that emphasizes thorough market research, stringent underwriting standards and an extensive down-side analysis of the risks of each investment. The approach also includes active and aggressive management of each asset acquired.

To execute our disciplined investment approach, the manager will take responsibility for the business plan of each investment. The following practices summarize our investment approach:

●	Local Market Research – Our manager will extensively research the acquisition and underwriting of each transaction, utilizing both real time market data and the transactional knowledge and experience of our network of professionals and in market relationships.

●	Underwriting Discipline – Our manager will follow a tightly controlled and managed process to examine all elements of a potential investment, including, with respect to real property, its location, income-producing capacity, prospects for long-range appreciation, tax considerations and liquidity.

●	Risk Management – Risk management will be a fundamental principle in the management of each of our properties. Operating or performance risks arise at the investment level and often require real estate operating experience to cure. Our manager will review the operating performance of investments against projections and provide the oversight necessary to detect and resolve issues as they arise.

●	Asset Management – Prior to the purchase of a property, our manager will develop a property business strategy which will be customized based on the acquisition and underwriting data. This is a forecast of the action items to be taken and the capital needed to achieve the anticipated returns. The manager will review asset business strategies regularly to anticipate changes or opportunities in the market during a given phase of a real estate cycle.

Investments in Real Property

Our investment in real estate generally will take the form of holding fee title or a long-term leasehold estate. We will acquire such interests either directly or indirectly through limited liability companies or through investments in joint ventures, partnerships, co-tenancies or other co-ownership arrangements with third parties, including developers of the properties, or with affiliates of the manager. In addition, we may purchase properties and lease them back to the sellers of such properties. Although we will use our best efforts to structure any such sale-leaseback transaction such that the lease will be characterized as a “true lease” so that we will be treated as the owner of the property for federal income tax purposes, the Internal Revenue Service could challenge such characterization. If any such sale-leaseback transaction is recharacterized as a financing transaction for U.S. federal income tax purposes, deductions for depreciation and cost recovery relating to such property would be disallowed.

Our obligation to purchase any property generally will be conditioned upon the delivery and verification of certain documents from the seller or developer, including, where appropriate:

●	plans and specifications;

●	evidence of marketable title subject to such liens and encumbrances as are acceptable to the manager;

●	auditable financial statements covering recent operations of properties having operating histories; and

●	title and liability insurance policies.

We may seek to enter into arrangements with the seller or developer of a property whereby the seller or developer agrees that, if during a stated period the property does not generate a specified cash flow, the seller or developer will pay in cash to us a sum necessary to reach the specified cash flow level, subject in some cases to negotiated dollar limitations. In determining whether to purchase a particular property, we may, in accordance with customary practices, obtain an option on such property. The amount paid for an option, if any, is normally surrendered if the property is not purchased and is normally credited against the purchase price if the property is purchased. The terms and conditions of any apartment lease that we enter into with our residents may vary substantially; however, we expect that a majority of our leases will be standardized leases customarily used between landlords and residents for residential properties. Such standardized leases generally have terms of one year or less. All prospective residents for our residential properties will be required to submit a credit application.

In purchasing, leasing and developing properties, we will be subject to risks generally incident to the ownership of real estate.

Investment Process

The manager has the authority to make all the decisions regarding our investments consistent with the investment objectives and leverage policies approved by the manager and subject to the limitations in the operating agreement.

The manager will focus on the sourcing, acquisition and management of residential properties. It will source our investments from former and current financing and investment partners, third-party intermediaries, competitors looking to share risk and investment, and securitization or lending departments of major financial institutions.

In selecting investments for us, the manager will utilize the manager’s investment and underwriting process, which focuses on ensuring that each prospective investment is being evaluated appropriately. In addition to the specific investment criteria listed above, our manager will consider the following factors when evaluating prospective investment opportunities:

●	macroeconomic conditions that may influence operating performance;

●	real estate market factors that may influence real estate valuations, real estate financing or the economic performance of real estate generally;

●	fundamental analysis of the real estate, including tenant rosters, lease terms, zoning, operating costs and the asset’s overall competitive position in its market;

●	real estate and leasing market conditions affecting the real estate;

●	the cash flow in place and projected to be in place over the expected hold period of the real estate;

●	the appropriateness of estimated costs and timing associated with capital improvements of the real estate;

●	a valuation of the investment, investment basis relative to its value and the ability to liquidate an investment through a sale or refinancing of the real estate;

●	review of third-party reports, including appraisals, engineering and environmental reports;

●	physical inspections of the real estate and analysis of markets; and

●	the overall structure of the investment and rights in the transaction documentation.

If a potential investment meets the manager’s underwriting criteria, the manager will review the proposed transaction structure, including, with respect to joint ventures, distribution and waterfall criteria, governance and control rights, buy-sell provisions and recourse provisions. The manager will evaluate our position within the overall capital structure and our rights in relation to other partners or capital tranches. The manager will analyze each potential investment’s risk-return profile and review financing sources, if applicable, to ensure that the investment fits within the parameters of financing facilities and to ensure performance of the real estate asset.

Leverage Policy

We may employ leverage to enhance total returns to our investors through a combination of senior financing on our real estate acquisitions, secured facilities, and capital markets financing transactions. We will seek to secure conservatively structured leverage that is long-term, non-recourse, non-mark-to-market financing to the extent obtainable on a cost effective basis. To the extent leverage is employed it may come either in the form of government-sponsored programs or other long-term, non-recourse, non-mark-to-market financing. The manager may from time to time modify our leverage policy in its discretion. However, it is our policy to not borrow more than 69% of the greater of cost (before deducting depreciation or other non-cash reserves) or fair market value of our assets. We cannot exceed the leverage limit of our leverage policy unless any excess in borrowing over such level is approved by the manager. To the extent a series does not employ leverage to fund the initial purchase of an asset, the series may subsequently determine to obtain financing for the asset in accordance with this leverage policy. In such case, unless the financing (or any other refinancing) proceeds are needed, in the manager’s discretion, to fund the operations of an asset or reserves, the manager may determine to distribute all or a portion of such proceeds to investors.

Acquisition Mechanics

Typically, each series will acquire its series property prior to the commencement or closing of that series’ offering. Each series property will be fully described in the offering circular as it may be amended to include new series offerings. In each such offering circular, information relating to the series property being offered, such as the description and specifications of the series property, the purchase price of the series property and the relevant terms of purchase, will be disclosed.

It is not anticipated that a series will own any assets other than its series property, plus cash reserves for maintenance, insurance and other expenses pertaining to the series property and amounts earned by the series from the monetization of the series property, if any.  Each series may hold the specific property that it acquires in a wholly-owned subsidiary which would be a limited liability company organized under laws of the state in which the series property is located.

A series may acquire its property either from an unaffiliated third party or from an affiliate. For a detailed description of our acquisition methods, please refer to our Offering Statement (“Offering Statement 2”) on Form 1-A, filed with the Securities and Exchange Commission on February 16, 2024.

Operating Policies

Credit Risk Management. We may be exposed to various levels of credit and special hazard risk depending on the nature of our assets. The manager and its executive officers will review and monitor credit risk and other risks of loss associated with each investment. The manager will monitor the overall credit risk and levels of provision for loss.

Interest Rate Risk Management. We will follow an interest rate risk management policy intended to mitigate the negative effects of major interest rate changes. We intend to minimize our interest rate risk from borrowings by attempting to “match-fund,” which means the manager will seek to structure the key terms of our borrowings to generally correspond with the expected holding period of our assets.

Equity Capital Policies. Under the operating agreement, we have the authority to issue an unlimited number of additional interests or other securities. After your purchase in any series offering, the manager may elect to: (i) sell additional securities in future private offerings, or (ii) issue additional securities in public offerings. To the extent we issue additional equity interests after your purchase in an offering, your percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your interests.

Additional Borrowings. We expect each series may seek, as applicable, to finance or refinance any outstanding indebtedness with an additional mortgage or other debt financing, including with either an affiliate or a third party. We expect that any third-party mortgage and/or other debt instruments that a series, or the Company on behalf of a series, enters into in connection with a financing or refinancing of a property will be secured by a security interest in the title of such property and any other assets of the series.

Disposition Policies

We intend to hold and manage the properties we acquire for a period of five to seven years. As each of our properties reaches what we believe to be its optimum value, we will consider disposing of the property. The determination of when a particular property should be sold or otherwise disposed of will be made after consideration of relevant factors, including prevailing and projected economic conditions, whether the value of the property is anticipated to appreciate or decline substantially, and how any existing leases on a property may impact the potential sales price. The manager may determine that it is in the best interests of shareholders to sell a property earlier than five years or to hold a property for more than seven years. Additionally, any sale of a property will be subject to lessee rights and we would attempt to time property sales with lessee rights in mind, either by timing sales with anticipated lease terminations or by assigning an existing lease to the property buyer where allowed under applicable laws.

When we determine to sell a particular property, we will seek to achieve a selling price that maximizes the capital appreciation for investors based on then-current market conditions. We cannot assure you that this objective will be realized.

Following the sale of a property, the manager will distribute the proceeds of such sale, net of the property disposition fee as described below, to the interest holders of the applicable series (after payment of any accrued liabilities or debt on the property or of the series at that time).

Property Disposition Fee

Upon the disposition and sale of a series property, each series will be charged a market rate property disposition fee that will cover property sale expenses such as brokerage commissions, and title, escrow and closing costs. It is expected that this disposition fee charged to a series will range from six to seven percent of the property sale price. To the extent that the actual property disposition fees are less than the amount charged to the series, the manager will receive the difference as income.

Description of the Property Management Agreement

The Company will appoint an affiliate of the manager or a third-party property management company to serve as property manager to manage the underlying property of each series pursuant to a series specific property management agreement.

The services provided by the property manager will include:

●	Collecting rent and maintaining books and records;

●	Ensuring compliance with local landlord/tenant and other applicable laws;

●	Routine property maintenance and responding to tenant maintenance requests;

●	Handling tenant on-boarding (move-in) and move-out; and

●	Investigating, selecting, and, on behalf of the applicable series, engaging and conducting business with such persons as the property manager deems necessary to ensure the proper performance of its obligations under the property management agreement, including but not limited to consultants, insurers, insurance agents, maintenance providers, bookkeepers and accountants and any and all persons acting in any other capacity deemed by the property manager necessary or desirable for the performance of any of the services under the property management agreement.

Each property management agreement will terminate on the earlier of: (i) the manager’s discretion to terminate a property management agreement at pre-determined renewal periods or by paying a termination fee, (ii) after the date on which the relevant series property has been liquidated and the obligations connected to the series property (including contingent obligations) have been terminated, (iii) the removal of the manager as managing member of our company and thus of all series (if the property manager is the manager), (iv) upon notice by one party to the other party of a party’s material breach of a property management agreement or (v) such other date as agreed between the parties to the property management agreement.

Each series will indemnify the property manager out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which it becomes subject by virtue of serving as property manager under the respective property management agreements with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

Currently, we intend to enter into a property management agreement on behalf of each series with an affiliate of the manager or a third-party property management company. We reserve the right to change property managers at any time.

Property Management Fee

The company will appoint an affiliate of the manager or a third-party property management company to serve as property manager to manage the property of each series pursuant to a property management agreement. The fee arrangements for each property management company are set forth below:

Blue Canopy Realty

As compensation for the services provided by the property manager, each series will be charged a property management fee equal to seven percent (7%) of all rents and fees as remitted to the series and paid to the property manager pursuant to the property management agreement.

Marketplace Homes

As compensation for the services provided by the property manager, each series will be charged a property management fee of $70 on a monthly basis and paid to the property manager pursuant to the property management agreement.

Streetlane (formerly Great Jones)

As compensation for the services provided by the property manager, each series will be charged a property management fee equal to eight percent (8%) of all rents and fees as remitted to the series or a minimum property management fee of $99 on a monthly basis and paid to the property manager pursuant to the property management agreement. As of October 2023, all properties formerly managed by Great Jones are now managed by Streetlane as a result of a merger between Streetlane and Great Jones. All property management agreements between the relevant series and Great Jones remain in full force and effect.

Mynd Property Management

As compensation for the services provided by the property manager, each series will be charged a property management fee equal to six percent (6%) of all rents and fees as remitted to the series or a minimum property management fee of $84 on a monthly basis and paid to the property manager pursuant to the property management agreement.

The property manager for each Series is specified in the latest Offering Circular under "The Series Properties Being Offered.”

Asset Management Fee

The manager will receive from a series an annual asset management fee equal to six tenths of a percent (0.6%) of the purchase price of the series property for that series, paid out of the series’ net operating rental income on a quarterly basis. Additionally, pursuant to the operating agreement, the manager will receive reimbursements for out-of-pocket expenses in connection with our organization and offerings (up to a maximum of 2% of the gross offering proceeds per series offering), our operations and the acquisition of properties and in connection with third parties providing services to us. The manager may also receive a portion of the property management fee and the property disposition fee as described below. With respect to the operating accounts for each series that the manager maintains with a third-party bank, the manager will be entitled to receive any interest earned on the cash balances in such accounts. The manager reserves the right to waive any fees or reimbursements it is due in its sole discretion.

Operating Expenses

Each series of our company will be responsible for the following costs and expenses attributable to the activities of our company related to such series (we refer to these as Operating Expenses):

●	any and all fees, costs and expenses incurred in connection with the management of a series property, including Home Ownership Association (HOA) fees, income taxes, marketing, security and maintenance;

●	any fees, costs and expenses incurred in connection with preparing any reports and accounts of each series, including any blue sky filings required in order for interest in a series to be made available to investors in certain states and any annual audit of the accounts of such series (if applicable) and any reports to be filed with the Commission including periodic reports on Forms 1-K, 1-SA and 1-U;

●	any and all insurance premiums or expenses, including directors and officers insurance of the directors and officers of the manager or a property manager, in connection with the series property;

●	any withholding or transfer taxes imposed on our company or a series or any of the members as a result of its or their earnings, investments or withdrawals;

●	any governmental fees imposed on the capital of our company or a series or incurred in connection with compliance with applicable regulatory requirements;

●	any legal fees and costs (including settlement costs) arising in connection with any litigation or regulatory investigation instituted against our company, a series or a property manager in connection with the affairs of our company or a series;

●	the fees and expenses of any administrator, if any, engaged to provide administrative services to our company or a series;

●	any fees, costs and expenses of a third-party registrar and transfer agent appointed by the manager in connection with a series;

●	the cost of the audit of our company’s annual financial statements and the preparation of its tax returns and circulation of reports to investors;

●	the cost of any audit of a series annual financial statements and the fees, costs and expenses incurred in connection with making of any tax filings on behalf of a series and circulation of reports to investors;

●	any indemnification payments to be made pursuant to the requirements of the operating agreement;

●	the fees and expenses of our company’s or a series’ counsel in connection with advice directly relating to our company’s or a series’ legal affairs;

●	the costs of any other outside appraisers, valuation firms, accountants, attorneys or other experts or consultants engaged by the manager in connection with the operations of our company or a series; and

●	any similar expenses that may be determined to be Operating Expenses, as determined by the manager in its reasonable discretion.

The manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent, supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures.

If the Operating Expenses exceed the amount of revenues generated from a series property and cannot be covered by any Operating Expense reserves on the balance sheet of such series property, the manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the applicable series, on which the manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future revenues generated by such series property (which we refer to as Operating Expenses Reimbursement Obligation(s)), and/or (c) cause additional interests to be issued in the such series in order to cover such additional amounts.

Allocations of Expenses

To the extent relevant, Offering Expenses, Acquisition Expenses, Operating Expenses, revenue generated from series properties and any indemnification payments made by the manager will be allocated among the various series interests in accordance with the manager’s allocation policy set forth below. The allocation policy requires the manager to allocate items that are allocable to a specific series to be borne by, or distributed to (as applicable), the applicable series.  If, however, an item is not allocable to a specific series but to our company in general, it will be allocated pro rata based on the value of the series properties or the number of properties, as reasonably determined by the manager or as otherwise set forth in the allocation policy. By way of example, as of the date hereof it is anticipated that revenues and expenses will be allocated as follows:

Revenue or Expense Item	Details	Allocation Policy (if revenue or expense is not clearly allocable to a specific series property)
Revenue	Each of the series will have monthly rental income from the series property.	Allocable directly to the applicable series property

Acquisition Expenses	Appraisal and valuation fees (if incurred pre-closing)	Allocable directly to the applicable series property
	Appraisal and valuation fees (if incurred post-closing)	Allocable directly to the applicable series property
	Pre-purchase inspection	Allocable directly to the applicable series property
	Closing Costs	Allocable directly to the applicable series property
	Interest expense, if any, when an underlying series property is purchased by a series through a loan prior to the closing of a series offering	Allocable directly to the applicable series property

Offering Expenses	Legal expenses related to the preparation of regulatory paperwork (offering materials) for a series	Not allocable; to be borne by the manager
	Audit and accounting work related to the regulatory paperwork or a series	Allocable directly to the applicable series property
	Compliance work including diligence related to the preparation of a series	Not allocable; to be borne by the manager
	Insurance of a series property as at time of acquisition	Allocable directly to the applicable series property
	Broker fees other than cash commissions (e.g., expense reimbursement) Brokerage fee payable per filing of a Form 1-A Post-Qualification Amendment ($1,000 per 1-A POS)	Not allocable; to be borne by the manager Allocable directly to the applicable series
	Preparation of marketing materials	Not allocable; to be borne by the manager

Revenue or Expense Item	Details	Allocation Policy (if revenue or expense is not clearly allocable to a specific series property)
Operating Expense	Property management fees	Allocable directly to the applicable series property
	Asset management fees	Allocable directly to the applicable series property
	Audit and accounting work related to the regulatory paperwork of a Series	Allocable pro rata to the number of series properties
	Security (e.g., surveillance and patrols)	Allocable pro rata to the value of each series property
	Insurance	Allocable directly to the applicable series property
	Maintenance	Allocable directly to the applicable series property
	Property marketing or lease concessions, including special offers and terms	Allocable directly to the applicable series property
	Property disposition fee	Allocable directly to the applicable series property
	Interest expense, if any, when a series property holds any type of term loan or line of credit	Allocable directly to the applicable series property
	Audit, accounting and bookkeeping related to the reporting requirements of a series	Allocable pro rata to the number of series properties

Indemnification Payments	Indemnification payments under the operating agreement	Allocable pro rata to the value of each series property

Notwithstanding the foregoing, the manager may revise and update the allocation policy from time to time in its reasonable discretion without further notice to the investors.

The Arrived Platform

Arrived Holdings, Inc., the manager, owns and operates a web-based and mobile accessible investment platform, the Arrived platform. Through the use of the Arrived platform, investors can browse and screen the investments offered by each of our series, now existing or to be formed by our company in the future, and electronically sign legal documents to purchase series interests.

Competition

There are a number of established and emerging competitors in the real estate investment platform market. The market is fragmented, rapidly evolving, competitive, and with relatively low barriers to entry. We consider our competitive differentiators in our market to be:

●	our focus on the single-family residential rental market;

●	the ability for users to select which rental properties they would like to invest in;

●	consistent rental income with use of moderate amounts of leverage;

●	our unique investment strategy and approach to market selection;

●	lower minimum investment amounts; and

●	favorable tax treatment associated with REIT elections.

We face competition primarily from other real estate investment platform companies such as Roofstock, Inc., Fundrise LLC, and Compound Projects, LLC, as well as a range of emerging new entrants. In order to compete, we work tirelessly to innovate and improve our products, while at the same time preserving our unique culture and approach.

Conflicts of Interest

Conflicts of interest may exist or could arise in the future with the manager and its affiliates and our officers and/or directors who are also officers and/or directors of the manager. Conflicts may include, without limitation:

●	Each of our executive officers will also serve as an officer of other the manager and its affiliated entities. As a result, these persons will have a conflict of interest with respect to our agreements and arrangements with the manager and/or affiliates of the manager, which were not negotiated at arm’s length, and their terms may not have been as favorable to us as if they had been negotiated at arm’s length with an unaffiliated third party. The manager is not required to make available any particular individual personnel to us.

●	Our executive officers will not be required to devote a specific amount of time to our affairs. As a result, we cannot provide any assurances regarding the amount of time the manager will dedicate to the management of our business. Accordingly, we may compete with manager and any of its current and future programs, funds, vehicles, managed accounts, ventures or other entities owned and/or managed by the manager or one of its affiliates, which we refer to collectively as the manager-sponsored vehicles, for the time and attention of these officers in connection with our business. We may not receive the level of support and assistance that we might otherwise receive if we were internally managed.

●	Some or all of the series will acquire their properties from the manager or from an affiliate of the manager. Prior to a sale to a series, the manager will acquire a property, repair and improve the property, and seek to place a tenant in the property. The manager will then resell the property to a series at a value determined by the manager or affiliate of the manager, which may reflect a premium over the manager’s investment in the property. Accordingly, because the manager will be an interested party with respect to a sale of a property that it owns to a series, the manager’s interests in such a sale may not be aligned with the interests of the series or its investors. There can be no assurance that a property purchase price that a series will pay to the manager will be comparable to that which a series might pay to an unaffiliated third party property seller.

●	The manager may in the future form or sponsor additional manager-sponsored vehicles, which could have overlapping investment objectives. To the extent we have sufficient capital to acquire a property that the manager has determined to be suitable for us, that property will be allocated to us.

●	The manager does not assume any responsibility beyond the duties specified in the operating agreement and will not be responsible for any action of our board of directors in following or declining to follow the manager’s advice or recommendations. The manager’s liability is limited under the operating agreement and we have agreed to reimburse, indemnify and hold harmless the manager and its affiliates, with respect to all expenses, losses, damages, liabilities, demands, charges and claims in respect of, or arising from acts or omissions of, such indemnified parties not constituting bad faith, willful misconduct, gross negligence or reckless disregard of the manager’s duties under the operating agreement which has a material adverse effect on us. As a result, we could experience poor performance or losses for which the manager would not be liable.

Employees

Our company does not have any employees. All of the officers and directors of our company are employees of the manager.

Legal Proceedings

None of our company, any series, the manager, or any director or executive officer of our company or the manager is presently subject to any material legal proceedings.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation

Overview

Arrived Homes, LLC, a Delaware series limited liability company (which we refer to as “we,” “us,” “our,” “Arrived” or the “company”) was formed in July 2020 to permit public investment in specific single family rental homes. Arrived Holdings, Inc. is the manager of the company (our “manager”). We believe people should have the freedom to move around to pursue new opportunities in their lives while still having access to the wealth creation that long-term home ownership and real estate investment can provide. To support this idea, we are building what we believe to be a new model for home ownership and real estate investment that doesn’t lock people into a single home or city. We believe in passive income, conservative debt, freedom to move, diversification, and aligned incentives.

Arrived is a marketplace for investing in homes. We buy single family homes, lease them, divide them into multiple interests, and offer them as investments on a per interest basis through our web-based platform. Investors can manage their risk by spreading their investments across a portfolio of homes, they can invest in real estate without needing to apply for mortgages or take on personal debt, and they can move to new homes or cities and continue holding their Arrived investments without having to worry about selling homes they’re invested in.

Arrived does all of the work of sourcing, analyzing, maintaining, and managing all of the homes that we acquire. We analyze every home investment across several financial, market, and demographic characteristics to support our acquisition decision-making. Every investment we make is an investment in the communities in which Arrived operates, alongside other like-minded individuals. As our community network grows, so does our access to investment and housing opportunities.

Arrived rents the homes we acquire to tenants who can also invest through the same process as any other member of the Arrived platform, becoming part owners of the homes they’re living in at that time. By investing together we align incentives towards creating value for everyone.

Arrived Homes, LLC, as of December 31, 2022, had a total of 199 properties. Compared to December 31, 2023, Arrived Homes, LLC has grown to 242 properties. The increase of properties acquired, expansion into new markets, and partnerships with third party property managers contributed to the growth of the business.

Emerging Growth Company

We may elect to become a public reporting company under the Exchange Act. If we elect to do so, we will be required to publicly report on an ongoing basis as an emerging growth company, as defined in the JOBS Act, under the reporting rules set forth under the Exchange Act. For so long as we remain an emerging growth company, we may take advantage of certain exemptions from various reporting requirements that are applicable to other Exchange Act reporting companies that are not emerging growth companies, including, but not limited to:

●	not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act;

●	being permitted to comply with reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements; and

●	being exempt from the requirement to hold a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.

We would expect to take advantage of these reporting exemptions until we are no longer an emerging growth company. We would remain an emerging growth company for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion; (ii) the date that we become a large accelerated filer as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common shares that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter; or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period.

Distributions

In order to qualify as a REIT, a series must distribute annually to investors at least 90% of its REIT taxable income (computed without regard to the dividends paid deduction and excluding net capital gain), and to avoid federal income and excise taxes on retained taxable income and gains it must distribute 100% of such income and gains annually. Our manager may authorize distributions in excess of those required for us to maintain our REIT status and/or avoid such taxes on retained taxable income and gains depending on our financial condition and such other factors as our manager deems relevant.

Our company expects the manager to make distributions of any free cash flow on a monthly or other periodic basis as determined by the manager. However, the manager may change the timing of distributions in its sole discretion. Investors will be required to update their personal information on a regular basis to make sure they receive all allocated distributions. We will utilize a “mobile wallet” feature for payment of distributions (the “Arrived Homes Wallet”). The Arrived Homes Wallet will be used to allow investors to pay for subscriptions, receive distributions and reinvest distributions.

Critical Accounting Policies

Our accounting policies will conform with GAAP. The preparation of financial statements in conformity with GAAP will require us to use judgment in the application of accounting policies, including making estimates and assumptions. These judgments may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. We intend to make these estimates and assumptions in an appropriate manner and in a way that accurately reflects our financial condition. We will continually test and evaluate our estimates and assumptions using our historical knowledge of the business, as well as other factors, to ensure that they are reasonable for reporting purposes. However, actual results may differ from our estimates and assumptions.

We believe our critical accounting policies govern the significant judgments and estimates used in the preparation of our financial statements. Please refer to Note 2, Summary of Significant Accounting Policies, included in the financial statements, for a more thorough discussion of our accounting policies and procedures.

Operating Results

Revenues

Revenues are generated at the series level and are derived from leases on the series property. All revenues generated by each series for the years ended December 31, 2023 and 2022 are listed in the table below. Such amounts are based on the audited financial statements of the company and each series included in this Annual Report on Form 1-K:

RENTAL REVENUE

Applicable Series	December 31, 2023	December 31, 2022
100	$42,815	$24,115
101	16,094	-
Abbington	32,827	11,135
Abernant	-	-
Alvin	4,640	-
Amber	22,740	16,392
Apollo	18,035	5,850
Aster	14,135	-
Augusta	6,384	-
Avebury	22,360	11,688
Avondale	7,783	-
Badminton	22,620	23,940
Ballinger	-	-
Bandelier	26,340	17,489
Baron	34,740	14,080
Basil	15,109	17,940
Bayside	25,830	25,140
Bazzel	10,920	7,480
Bedford	26,622	20,655
Bella	-	-
Belle	20,321	9,814
Belvedere	14,382	-
Bergenia	6,231	-
Blossom	15,085	6,437
Bonneau	27,170	-
Brainerd	23,141	4,190
Braxton	20,968	7,243
Brennan	4,616	6,380
Briarwood	-	-
Brooklyn	10,678	-
Burlington	40,853	13,685
Butter	35,404	22,546
Calvin	4,678	-
Camino	18,345	6,431
Campbell	-	-
Cawley	12,731	-
Centennial	21,691	22,740
Chaparral	19,700	15,276
Chelsea	22,930	11,811
Chester	26,592	8,854
Chickamauga	26,472	4,590
Chinook	998	-
Chitwood	28,895	8,599
Clover	23,840	9,169
Coatbridge	17,873	25,925

Applicable Series	December 31, 2023	December 31, 2022
Collier	24,470	7,111
Collinston	20,121	7,849
Conway	34,836	-
Cove	13,220	-
Creekside	23,265	9,424
Creekwood	21,214	7,180
Cumberland	20,340	8,639
Cupcake	22,260	19,740
Cypress	28,627	7,588
Daisy	20,340	8,225
Davidson	16,298	9,430
Dawson	20,712	14,098
Delta	-	14,820
Dewberry	16,195	19,551
Diablo	12,250	4,944
Dogwood	18,808	7,786
Dolittle	26,420	24,660
Dolly	28,229	-
Dops	13,415	-
Dorchester	24,877	4,390
Dunbar	5,941	4,656
Eagle	24,240	7,980
Eastfair	13,980	21,540
Eastwood	5,432	-
Elevation	5,316	24,107
Ella	16,387	-
Ellen	3,231	-
Elm	12,674	15,259
Emporia	57,096	14,362
Ensenada	39,540	32,206
Falcon	24,179	6,175
Felix	9,577	-
Fenwick	13,224	-
Fletcher	5,480	-
Folly	26,039	8,908
Forest	12,936	17,465
Foster	13,703	-
Franklin	9,724	-
Gardens	15,167	9,434
General	85	-
Goose	23,700	6,270
Grant	31,592	24,647
Greenhill	27,550	25,930
Gretal	18,310	-
Grove	19,194	6,462
Hadden	20,215	10,857
Hansard	23,493	-
Hansel	20,882	-
Hargrave	-	-
Harrison	35,724	11,748
Henry	23,263	7,669
Heritage	23,805	12,414

Applicable Series	December 31, 2023	December 31, 2022
Heron	24,024	9,403
Highland	22,108	4,090
Hines	19,465	7,869
Hobbes	-	-
Holcomb	23,327	10,224
Holland	17,222	9,104
Hollandaise	27,461	13,499
Holloway	29,950	29,940
Inglewood	35,730	-
Irene	4,418	-
Jack	30,590	19,900
Jake	20,109	7,928
Jefferson	17,875	-
Jill	24,730	8,780
Johnny	38,994	10,017
June	39,865	17,325
Jupiter	18,345	13,841
Kawana	20,668	10,114
Kennesaw	29,914	13,602
Kenny	33,845	3,095
KerriAnn	25,898	14,828
Kessler	19,140	6,380
Kingsley	28,348	27,160
Kirkwood	19,140	10,740
Korin	22,074	-
Lallie	14,750	29,955
Lanier	27,392	18,960
Lannister	16,919	2,625
Latte	26,780	9,205
Lennox	19,930	20,340
Lierly	21,540	22,167
Lily	29,780	2,390
Limestone	11,667	24,760
Litton	24,398	4,414
Longwoods	10,004	-
Lookout	25,122	9,236
Loretta	36,978	-
Louis	10,549	-
Louise	21,376	15,760
Lovejoy	19,572	14,497
Luna	18,097	21,000
Lurleen	18,698	-
Madison	10,643	-
Mae	23,640	6,285
Magnolia	21,285	12,527
Malbec	20,485	26,990
Mammoth	18,955	15,425
Marcelo	18,360	3,390
Marie	24,515	-
Marietta	22,045	4,190
Marion	4,798	-
Marple	7,115	-
Martell	2,424	-
Mary	9,916	-

Applicable Series	December 31, 2023	December 31, 2022
Matchingham	24,416	21,540
McGregor	22,740	11,812
McLovin	36,590	29,025
Meadow	20,490	17,476
Mimosa	19,123	2,990
Mojave	20,325	19,140
Murphy	27,540	25,571
Mycroft	8,378	-
Nugget	34,190	12,890
Odessa	20,461	17,404
Olive	21,640	22,919
Oly	30,970	31,070
Onyx	12,026	-
Oscar	-	-
Osceola	3,445	-
Osprey	27,540	11,479
Otoro	-	13,975
Palmer	-	-
Patrick	19,200	17,850
Peanut	16,275	11,795
Pearl	12,220	17,331
Pecan	18,899	20,050
Peterson	2,074	-
Piedmont	27,540	9,254
Pinot	28,410	24,429
Pioneer	37,762	-
Plumtree	21,079	19,200
Point	28,924	13,770
Porthos	13,617	-
Quincy	28,184	5,390
Redondo	26,216	-
Regency	24,564	-
Reginald	32,665	6,092
Reynolds	29,940	12,153
Ribbonwalk	22,511	13,397
Richardson	19,020	5,488
Richmond	1,797	-
Ridge	22,451	20,016
Ritter	24,476	1,000
River	23,520	23,970
Riverwalk	28,740	11,975
Rooney	25,140	12,570
Roseberry	26,187	29,200
Rosewood	21,736	7,450
Roxy	23,940	8,881
Saddlebred	26,945	7,707
Saint	22,380	23,271
Sajni	23,574	-
Salem	25,230	28,535
Salinas	17,211	-
Saturn	17,085	11,513
Scepter	20,845	9,600
Sequoyah	16,618	-
Shallowford	27,421	6,930

Applicable Series	December 31, 2023	December 31, 2022
Shoreline	28,825	27,540
Sigma	27,514	9,624
Simon	9,288	-
Sims	5,535	-
Soapstone	20,508	19,500
Sodalis	19,018	-
Spencer	26,554	26,340
Splash	16,000	17,750
Spring	20,340	7,108
Stonebriar	16,740	5,208
Sugar	22,628	21,540
Summerset	18,152	16,835
Sundance	23,709	4,390
Sunnyside	20,388	-
Swift	27,540	14,612
Taylor	13,313	5,980
Terracotta	22,080	15,746
Theodore	1,821	-
Tulip	21,722	8,853
Tuscan	29,148	27,715
Tuscarora	21,705	-
Tuxford	23,115	11,923
Vernon	22,740	15,099
Walton	16,712	-
Wave	300	11,754
Weldon	17,470	11,114
Wellington	28,741	10,353
Wentworth	17,444	19,415
Wescott	17,107	9,149
Westchester	32,551	28,724
Wildwood	21,473	8,702
Willow	20,990	8,619
Wilson	26,665	9,070
Winchester	6,279	-
Windsor	31,772	31,170
Winston	18,681	12,423
Wisteria	20,845	15,292

	$4,781,812	$2,382,727

Operating Expenses

The company incurred the following operating expenses for the years ended December 31, 2023 and 2022. The operating expenses incurred prior to the closing of an offering related to any of the series are being paid by our manager and are reimbursed by such series out of the gross offering proceeds upon closing of the relevant series offering. Such operating expenses include real estate taxes, property insurance, Home Ownership Association (HOA) fees, legal fees, other professional fees, depreciation, and repair and maintenance costs. Upon closing, each series becomes responsible for its own operating expenses.

For the years ended December 31, 2023 and 2022, at the close of the respective offerings for the series, each individual series became responsible for its own operating expenses. The following table summarizes the total operating expenses incurred by each series for the years ended December 31, 2023 and 2022. Such amounts are based on the audited financial statements of the company and each series included in this Annual Report on Form 1-K:

OPERATIONAL EXPENSES

	December 31, 2023			December 31, 2022
Applicable Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses
100	$22,894	$11,260	$34,154	$15,876	$15,482	$31,358
101	40,591	17,438	58,029	17,253	8,719	25,972
Abbington	16,901	13,825	30,726	30,765	6,578	37,343
Abernant	6,407	1,562	7,968	-	-	-
Alvin	7,740	2,184	9,924	-	-	-
Amber	19,585	8,416	28,000	12,361	8,416	20,777
Apollo	8,735	5,383	14,118	8,823	2,691	11,514
Aster	17,241	7,014	24,255	8,353	2,331	10,684
Augusta	10,020	4,075	14,095	-	-	-
Avebury	12,011	7,990	20,001	10,866	5,993	16,859
Avondale	16,554	4,523	21,077	-	-	-
Badminton	23,046	7,252	30,298	8,671	7,010	15,681
Ballinger	7,509	-	7,509	-	-	-
Bandelier	9,115	8,183	17,298	12,170	8,340	20,510
Baron	17,319	16,231	33,551	18,012	7,777	25,789
Basil	13,547	5,569	19,115	6,648	5,562	12,209
Bayside	25,791	7,050	32,841	10,248	7,050	17,298
Bazzel	18,312	7,527	25,838	12,057	3,254	15,311
Bedford	10,267	7,695	17,961	11,452	5,771	17,223
Bella	19,679	3,505	23,184	-	-	-
Belle	34,469	12,084	46,553	19,302	5,035	24,337
Belvedere	14,881	4,051	18,932	-	-	-
Bergenia	10,516	-	10,516	-	-	-
Blossom	11,075	6,990	18,065	8,965	2,330	11,296
Bonneau	21,562	10,275	31,837	11,996	3,336	15,332
Brainerd	14,048	7,997	22,045	1,891	-	1,891
Braxton	11,922	8,910	20,832	13,837	2,961	16,798
Brennan	14,356	6,230	20,586	8,116	3,634	11,750
Briarwood	9,468	1,433	10,901	-	-	-
Brooklyn	20,736	5,709	26,445	1,654	-	1,654
Burlington	22,804	17,832	40,636	18,111	8,916	27,027
Butter	21,594	10,379	31,973	17,942	10,379	28,321
Calvin	8,263	2,164	10,426	-	-	-
Camino	7,124	7,289	14,412	7,073	3,037	10,110

	December 31, 2023			December 31, 2022
Applicable Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses
Campbell	48,899	1,422	50,320	19,042	3,554	22,596
Cawley	13,692	3,593	17,286	-	-	-
Centennial	9,982	7,834	17,816	11,015	7,835	18,850
Chaparral	8,410	5,399	13,809	8,386	5,399	13,785
Chattahoochee	-	-	-	23,603	3,840	27,443
Chelsea	8,717	8,468	17,185	9,523	6,351	15,874
Chester	12,765	11,039	23,803	12,061	2,547	14,609
Chickamauga	20,569	10,258	30,827	1,966	-	1,966
Chinook	14,894	4,126	19,020	-	-	-
Chitwood	16,554	10,510	27,065	14,345	4,379	18,724
Clover	14,658	8,793	23,451	10,316	3,664	13,980
Coatbridge	28,314	7,991	36,305	10,105	7,460	17,565
Collier	14,332	9,757	24,089	17,587	4,066	21,653
Collinston	18,293	5,811	24,104	15,982	5,811	21,793
Conway	24,181	18,892	43,072	10,990	6,276	17,265
Cove	12,529	3,853	16,382	-	-	-
Creekside	11,579	8,530	20,108	8,939	3,567	12,506
Creekwood	16,073	7,947	24,020	7,233	2,645	9,878
Cumberland	9,151	8,118	17,269	8,946	2,706	11,652
Cupcake	8,320	6,550	14,870	7,277	6,614	13,891
Cypress	18,996	10,023	29,020	11,255	3,344	14,599
Daisy	12,028	8,276	20,304	9,768	3,448	13,217
Davidson	15,802	5,818	21,621	13,076	5,818	18,894
Dawson	17,970	7,235	25,205	14,659	6,648	21,307
Delta	28,281	9,435	37,717	20,954	7,747	28,702
Dewberry	13,954	5,225	19,179	10,574	5,225	15,800
Diablo	12,983	7,141	20,124	18,483	7,141	25,624
Dogwood	9,929	6,632	16,561	7,846	2,750	10,596
Dolittle	21,883	8,443	30,326	13,927	8,443	22,370
Dolly	19,361	18,952	38,313	10,787	7,895	18,681
Dops	11,716	5,149	16,865	1,325	-	1,325
Dorchester	27,892	9,454	37,345	15,092	3,939	19,031
Dunbar	20,781	9,550	30,331	19,305	4,430	23,735
Duncan	-	-	-	18,989	3,689	22,678
Eagle	7,823	8,130	15,953	3,636	1,854	5,490
Eastfair	19,121	5,912	25,032	7,561	5,912	13,473
Eastwood	12,212	2,189	14,401	-	-	-
Elevation	19,772	8,013	27,785	10,715	7,313	18,029
Ella	18,145	5,978	24,123	-	-	-
Ellen	12,973	2,269	15,242	-	-	-
Elm	17,138	4,600	21,738	9,088	4,600	13,688
Emporia	63,310	9,751	73,062	13,283	7,970	21,252
Ensenada	18,011	13,332	31,343	16,538	13,332	29,870
Falcon	8,339	8,143	16,482	3,300	1,237	4,537
Felix	11,789	3,185	14,974	-	-	-
Fenwick	16,225	4,120	20,345	-	-	-
Fletcher	11,568	1,608	13,176	-	-	-
Folly	31,900	10,253	42,152	11,828	3,705	15,533
Forest	19,321	9,646	28,967	10,403	9,646	20,049
Foster	14,246	4,307	18,552	-	-	-

	December 31, 2023			December 31, 2022
Applicable Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses
Franklin	21,201	3,852	25,053	-	-	-
Gardens	9,621	6,062	15,683	6,982	4,042	11,024
General	17,678	3,618	21,296	-	-	-
Goose	8,412	7,579	15,991	3,397	1,727	5,124
Grant	14,339	8,902	23,242	19,814	8,902	28,716
Greenhill	20,557	8,929	29,486	13,077	7,514	20,592
Gretal	14,597	12,419	27,016	7,564	2,061	9,625
Grove	8,429	8,803	17,232	5,948	5,219	11,167
Hadden	6,275	6,007	12,283	9,765	5,090	14,855
Hansard	16,298	7,644	23,942	1,325	-	1,325
Hansel	13,782	11,127	24,910	9,025	2,782	11,807
Hargrave	3,785	2,141	5,926	-	-	-
Harrison	15,364	12,574	27,938	12,898	4,215	17,112
Henry	33,742	11,823	45,565	19,406	4,926	24,333
Heritage	13,042	9,012	22,054	18,409	5,173	23,581
Heron	10,439	8,948	19,387	7,282	5,131	12,413
Highland	9,634	7,884	17,518	12,097	3,285	15,382
Hines	10,736	7,915	18,651	13,316	3,510	16,826
Hobbes	6,603	2,144	8,747	-	-	-
Holcomb	12,585	9,757	22,342	18,537	4,874	23,411
Holland	13,665	5,818	19,483	15,475	5,818	21,293
Hollandaise	12,566	10,056	22,622	17,860	7,542	25,403
Holloway	22,816	9,344	32,160	10,743	9,344	20,087
Inglewood	17,643	18,738	36,381	9,420	6,223	15,643
Irene	11,377	1,608	12,985	-	-	-
Jack	23,115	12,754	35,869	12,577	7,636	20,213
Jake	26,342	16,186	42,528	16,976	8,093	25,069
Jefferson	13,559	6,925	20,484	1,325	-	1,325
Jill	11,648	10,952	22,600	9,646	3,692	13,338
Johnny	17,567	16,096	33,663	14,207	6,704	20,912
June	17,288	16,096	33,384	14,733	6,704	21,438
Jupiter	10,154	5,811	15,965	15,429	5,811	21,240
Kawana	7,169	7,572	14,741	7,613	5,679	13,291
Kennesaw	16,273	11,673	27,946	24,128	4,864	28,992
Kenny	18,394	18,952	37,347	10,098	7,895	17,993
KerriAnn	16,012	9,371	25,383	13,675	9,371	23,047
Kessler	9,449	8,217	17,666	11,994	3,416	15,411
Kingsley	25,835	8,580	34,415	10,675	8,580	19,255
Kirkwood	8,798	7,184	15,982	12,615	4,191	16,805
Korin	14,931	7,646	22,577	1,733	-	1,733
Lallie	33,417	10,774	44,192	8,717	10,231	18,948
Lanier	17,036	10,644	27,679	11,178	6,059	17,237
Lannister	8,896	6,054	14,949	11,103	3,738	14,842
Latte	15,646	10,022	25,668	8,844	4,176	13,020
Lennox	20,022	5,956	25,978	7,016	5,956	12,972
Lierly	7,557	5,864	13,420	11,259	5,864	17,122
Lily	12,753	14,986	27,738	22,582	15,368	37,950
Limestone	20,179	8,046	28,224	13,585	8,046	21,630
Litton	12,187	8,826	21,013	1,848	-	1,848
Longwoods	16,183	3,702	19,885	-	-	-

	December 31, 2023			December 31, 2022
Applicable Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses
Lookout	13,257	9,483	22,740	12,429	4,741	17,171
Loretta	22,578	18,876	41,454	10,108	6,272	16,380
Louis	12,244	3,701	15,945	-	-	-
Louise	9,454	7,578	17,032	8,818	5,052	13,870
Lovejoy	20,163	8,140	28,303	13,757	6,015	19,772
Luna	22,720	5,912	28,632	7,461	5,912	13,372
Lurleen	16,617	9,329	25,945	1,332	173	1,505
Madison	14,995	5,655	20,650	7,268	2,828	10,096
Mae	12,742	9,728	22,470	10,311	4,053	14,364
Magnolia	8,967	8,308	17,274	17,205	4,729	21,934
Malbec	14,700	8,776	23,476	8,597	8,776	17,373
Mammoth	26,012	9,371	35,383	13,101	6,247	19,349
Marcelo	12,339	7,822	20,161	10,768	2,607	13,376
Marie	16,119	8,062	24,181	1,325	-	1,325
Marietta	20,046	8,289	28,335	9,130	3,491	12,621
Marion	15,483	3,963	19,447	-	-	-
Marple	13,326	2,412	15,738	-	-	-
Martell	18,459	3,572	22,031	-	-	-
Mary	13,174	3,732	16,906	-	-	-
Matchingham	19,948	5,825	25,774	9,478	5,825	15,303
McGregor	10,866	8,264	19,130	21,045	4,821	25,866
McLovin	22,202	12,438	34,639	22,481	12,438	34,919
Meadow	13,308	8,820	22,128	12,538	8,820	21,358
Mimosa	8,990	5,910	14,900	8,701	983	9,684
Mojave	8,644	7,049	15,694	7,211	7,113	14,324
Murphy	19,660	8,171	27,831	13,559	8,171	21,730
Mycroft	12,302	2,466	14,768	-	-	-
Nugget	23,308	15,387	38,695	18,703	7,694	26,397
Odessa	28,504	14,664	43,168	25,783	14,664	40,447
Olive	25,112	7,377	32,489	9,615	6,789	16,404
Oly	15,946	12,529	28,475	15,943	12,533	28,476
Onyx	14,389	5,494	19,883	-	-	-
Oscar	15,834	3,055	18,889	-	-	-
Osceola	21,517	3,850	25,367	-	-	-
Osprey	18,906	10,980	29,886	13,213	4,690	17,904
Otoro	31,623	10,984	42,607	16,023	7,350	23,373
Palmer	8,894	3,822	12,715	-	-	-
Patrick	5,915	6,614	12,529	12,394	5,772	18,166
Peanut	9,287	5,929	15,216	5,676	3,952	9,629
Pearl	26,039	14,997	41,036	10,123	7,498	17,622
Pecan	6,313	5,725	12,038	10,336	5,725	16,061
Peterson	10,003	1,552	11,555	-	-	-
Piedmont	15,643	10,526	26,169	13,108	4,410	17,518
Pinot	14,027	8,859	22,886	8,329	8,859	17,187
Pioneer	25,465	16,234	41,700	14,236	6,537	20,773
Plumtree	6,949	5,535	12,484	10,357	5,535	15,892

	December 31, 2023			December 31, 2022
Applicable Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses
Point	14,180	10,500	24,680	8,930	6,125	15,055
Porthos	16,760	3,456	20,217	-	-	-
Quincy	27,223	15,029	42,252	15,821	6,262	22,083
Redondo	23,654	8,617	32,271	3,168	717	3,885
Regency	9,893	6,954	16,847	1,325	-	1,325
Reginald	17,642	13,642	31,283	27,735	4,396	32,131
Reynolds	12,635	11,810	24,445	17,799	4,921	22,720
Ribbonwalk	12,044	8,791	20,835	16,260	8,791	25,050
Richardson	10,808	8,646	19,454	12,333	2,876	15,209
Richmond	8,017	2,616	10,633	-	-	-
Ridge	18,258	5,983	24,241	7,770	5,983	13,753
Ritter	36,527	13,864	50,392	14,228	6,932	21,160
River	17,428	7,323	24,751	9,219	7,323	16,543
Riverwalk	13,522	10,855	24,376	17,482	4,523	22,005
Rooney	13,052	8,844	21,896	15,645	8,844	24,489
Roseberry	11,062	9,026	20,088	10,206	9,026	19,231
Rosewood	9,656	7,438	17,094	13,958	4,339	18,297
Roxy	12,401	8,958	21,360	15,788	5,226	21,013
Saddlebred	15,606	15,278	30,884	20,627	15,441	36,068
Saint	10,109	7,562	17,671	10,482	6,339	16,820
Sajni	22,707	8,995	31,703	-	-	-
Salem	13,246	8,775	22,021	9,984	8,775	18,759
Salinas	42,412	5,682	48,094	-	-	-
Saturn	9,500	8,560	18,060	8,540	6,184	14,724
Scepter	14,967	6,475	21,442	12,226	6,475	18,702
Sequoyah	21,767	6,801	28,568	1,925	-	1,925
Shallowford	16,286	9,928	26,214	14,401	3,317	17,718
Shoreline	27,488	8,520	36,008	11,452	8,520	19,972
Sigma	14,868	10,392	25,260	19,108	10,654	29,762
Simon	14,153	3,314	17,466	-	-	-
Sims	10,913	3,749	14,662	-	-	-
Soapstone	6,503	6,000	12,503	11,367	6,000	17,367
Sodalis	13,959	7,959	21,918	10,672	3,316	13,988
Spencer	19,114	8,313	27,427	9,779	8,313	18,093
Splash	8,766	5,955	14,721	6,870	5,955	12,825
Spring	11,971	6,803	18,774	11,802	2,835	14,637
Stonebriar	11,852	5,574	17,426	10,482	3,252	13,733
Sugar	16,842	8,559	25,401	10,031	8,559	18,589
Summerset	13,734	7,528	21,261	7,246	7,010	14,256
Sundance	18,505	10,207	28,712	3,384	975	4,359
Sunnyside	11,804	5,572	17,376	1,325	-	1,325
Swift	11,815	10,575	22,389	14,098	6,075	20,172

	December 31, 2023			December 31, 2022
Applicable Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses
Taylor	19,956	7,368	27,324	5,087	2,994	8,081
Terracotta	15,129	7,573	22,702	10,906	5,049	15,955
Theodore	10,530	3,289	13,819	-	-	-
Tulip	28,167	8,726	36,893	12,078	5,817	17,895
Tuscan	10,877	8,879	19,756	16,068	8,879	24,947
Tuscarora	18,107	8,417	26,524	1,325	-	1,325
Tuxford	19,334	7,203	26,537	19,866	5,402	25,268
Vernon	17,455	9,650	27,105	12,546	7,238	19,784
Walton	21,241	8,246	29,487	10,178	3,436	13,614
Wave	18,550	9,164	27,715	17,130	6,921	24,051
Weldon	9,252	5,811	15,063	12,720	5,811	18,531
Wellington	18,312	12,380	30,692	16,697	3,708	20,405
Wentworth	7,952	6,833	14,785	7,355	6,897	14,252
Wescott	14,556	7,530	22,087	16,457	3,765	20,223
Westchester	32,075	9,374	41,449	11,147	9,374	20,522
Wildwood	9,510	6,063	15,573	11,014	3,537	14,551
Willow	11,249	8,045	19,294	11,210	2,676	13,886
Wilson	14,002	11,722	25,724	11,766	4,788	16,554
Winchester	17,834	2,806	20,640	-	-	-
Windsor	17,251	9,618	26,870	10,549	9,618	20,167
Winston	11,897	9,039	20,936	10,665	3,013	13,678
Wisteria	11,952	8,416	20,368	7,453	5,435	12,888

	$3,898,885	$1,952,621	$5,851,506	$2,324,198	$1,096,563	$3,420,761

Other Expenses (Income)

As of December 31, 2023 and 2022, each series incurred interest expenses, including mortgage interest and amortization of loan fees. Other income includes lease break fees, other recording fees refunded by closing agent, and insurance proceed claims. The following table summarizes the total of such expenses incurred by each series for the years ended December 31, 2023 and 2022. Other expenses (income) increased in 2023 due to the formation of new series. Such amounts are based on the audited financial statements of the company and each series included in this Annual Report on Form 1-K:

OTHER EXPENSES

Applicable Series	December 31, 2023	December 31, 2022
100	$-	$-
101	-	-
Abbington	-	-
Abernant	-	-
Alvin	-	-
Amber	7,857	7,659
Apollo	9,714	2,068
Aster	8,447	2,511
Augusta	-	-
Avebury	7,942	6,116
Avondale	-	-
Badminton	8,140	7,468
Ballinger	-	-
Bandelier	9,577	7,381
Baron	-	-
Basil	5,306	6,664
Bayside	7,746	7,107
Bazzel	-	-
Bedford	7,669	5,779
Bella	-	-
Belle	-	-
Belvedere	-	-
Bergenia	-	-
Blossom	-	-
Bonneau	-	-
Brainerd	9,415	1,246
Braxton	493	5,738
Brennan	8,989	5,378
Briarwood	-	-
Brooklyn	5,389	631
Burlington	-	-
Butter	10,260	9,412
Calvin	-	-
Camino	-	-
Campbell	-	-
Cawley	-	-
Centennial	8,876	8,144
Chaparral	4,353	4,110
Chattahoochee	-	27,116
Chelsea	8,429	6,491

Applicable Series	December 31, 2023	December 31, 2022
Chester	12,323	3,594
Chickamauga	-	-
Chinook	-	-
Chitwood	-	-
Clover	-	-
Coatbridge	8,878	7,524
Collier	-	-
Collinston	5,349	4,908
Conway	493	10,399
Cove	-	-
Creekside	-	-
Creekwood	9,590	2,930
Cumberland	-	-
Cupcake	5,839	5,168
Cypress	12,091	4,500
Daisy	-	-
Davidson	5,758	5,283
Dawson	6,838	6,274
Delta	8,870	7,594
Dewberry	5,672	5,205
Diablo	8,133	7,462
Dogwood	-	-
Dolittle	8,121	7,450
Dolly	-	5,479
Dops	-	-
Dorchester	-	-
Dunbar	-	-
Duncan	-	20,824
Eagle	9,059	2,945
Eastfair	7,012	6,434
Eastwood	-	-
Elevation	8,257	7,371
Ella	5,844	-
Ellen	-	-
Elm	4,393	5,425
Emporia	9,580	8,122
Ensenada	15,313	14,047
Falcon	9,059	2,811
Felix	-	-
Fenwick	-	-
Fletcher	-	-
Folly	-	-
Forest	10,604	9,727
Foster	-	-
Franklin	-	-
Gardens	6,543	4,547
General	-	-
Goose	8,440	2,744
Grant	10,126	9,289

Applicable Series	December 31, 2023	December 31, 2022
Greenhill	8,909	7,946
Gretal	-	-
Grove	7,546	5,119
Hadden	5,622	4,705
Hansard	-	-
Hansel	13,542	3,622
Hargrave	-	-
Harrison	15,237	5,966
Henry	-	-
Heritage	9,718	6,184
Heron	12,004	4,291
Highland	-	-
Hines	-	-
Hobbes	-	-
Holcomb	-	-
Holland	5,758	5,283
Hollandaise	9,298	7,177
Holloway	10,320	9,468
Inglewood	493	16,157
Irene	-	-
Jack	12,769	8,908
Jake	-	-
Jefferson	-	-
Jill	13,337	3,927
Johnny	15,288	24,571
June	15,288	29,010
Jupiter	6,523	5,985
Kawana	7,532	6,028
Kennesaw	-	-
Kenny	-	5,479
KerriAnn	9,310	8,542
Kessler	10,641	37
Kingsley	10,040	9,212
Kirkwood	8,716	6,051
Korin	-	-
Lallie	11,228	10,301
Lanier	12,626	8,209
Lannister	7,176	3,872
Latte	-	-
Lennox	6,535	5,996
Lierly	5,407	5,160
Lily	12,174	11,168
Limestone	8,504	6,771
Litton	10,385	1,243
Longwoods	-	-
Lookout	-	-
Loretta	-	(5,000)
Louis	-	-
Louise	8,033	5,693
Lovejoy	6,866	7,786
Luna	7,013	6,434
Lurleen	8,279	516
Madison	7,160	2,657

Applicable Series	December 31, 2023	December 31, 2022
Mae	-	-
Magnolia	9,985	5,973
Malbec	9,781	8,977
Mammoth	11,389	7,663
Marcelo	-	-
Marie	-	-
Marietta	10,077	2,967
Marion	-	-
Marple	-	-
Martell	-	-
Mary	-	-
Matchingham	5,733	5,260
McGregor	-	-
McLovin	14,358	13,171
Meadow	8,406	7,712
Mimosa	7,793	1,959
Mojave	6,971	5,535
Murphy	8,109	8,109
Mycroft	-	-
Nugget	-	-
Odessa	14,631	7,631
Olive	5,899	5,413
Oly	14,385	13,196
Onyx	-	-
Oscar	-	-
Osceola	-	-
Osprey	-	-
Otoro	10,727	7,484
Palmer	-	-
Patrick	4,374	4,170
Peanut	8,433	3,507
Pearl	-	-
Pecan	4,557	4,344
Peterson	-	-
Piedmont	12,753	4,003
Pinot	9,889	9,077
Pioneer	-	-
Plumtree	3,226	4,376
Point	12,810	8,399
Porthos	-	-
Quincy	4,708	10,691
Redondo	11,352	1,768
Regency	10,299	267
Reginald	493	7,974
Reynolds	-	-
Ribbonwalk	8,761	8,038
Richardson	-	-
Richmond	-	-
Ridge	6,963	6,024
Ritter	-	-
River	8,035	7,371
Riverwalk	-	-
Rooney	10,654	9,290
Roseberry	9,848	9,034
Rosewood	9,050	5,684
Roxy	10,554	6,861

Applicable Series	December 31, 2023	December 31, 2022
Saddlebred	12,993	(2,983)
Saint	8,293	7,373
Sajni	-	-
Salem	9,967	9,148
Salinas	-	-
Saturn	6,523	5,985
Scepter	7,396	3,196
Sequoyah	8,048	1,066
Shallowford	11,991	3,664
Shoreline	9,896	9,079
Sigma	10,536	(9,085)
Simon	-	-
Sims	-	-
Soapstone	5,265	5,051
Sodalis	-	-
Spencer	9,109	9,109
Splash	4,882	4,665
Spring	-	-
Stonebriar	6,443	4,047
Sugar	10,060	8,635
Summerset	7,746	7,107
Sundance	11,352	2,261
Sunnyside	-	-
Swift	-	-
Taylor	6,904	3,043
Terracotta	8,706	7,136
Theodore	-	-
Tulip	10,621	7,380
Tuscan	7,227	6,904
Tuscarora	-	-
Tuxford	6,987	5,630
Vernon	7,117	6,529
Walton	10,173	11,403
Wave	8,761	7,011
Weldon	5,349	4,908
Wellington	-	-
Wentworth	6,258	5,716
Wescott	8,291	4,609
Westchester	9,700	8,524
Wildwood	6,148	3,696
Willow	-	-
Wilson	-	-
Winchester	-	-
Windsor	10,623	9,746
Winston	-	-
Wisteria	9,932	6,737

	$1,198,358	$932,764

Liquidity and Capital Resources

From inception, our manager has financed the business activities of each series. Upon the first closing of a particular series offering, the manager is reimbursed out of the proceeds of the relevant offering. Until such time as the series have the capacity to generate cash flows from operations, our manager may cover any deficits through capital contributions, which may be reimbursed upon closing of the relevant offering.

Cash and Cash Equivalent Balances

Cash is held at the series level. The following table summarizes the cash and cash equivalents held by each series as of December 31, 2023 and December 31, 2022. Such amounts are based on the audited financial statements of the company and each series included in this Annual Report on Form 1-K:

Cash and Cash Equivalents

Applicable Series	December 31, 2023	December 31, 2022
100	$29,547	$34,876
101	5,396	15,458
Abbington	10,509	12,352
Abernant	546	-
Alvin	4,872	-
Amber	3,401	6,844
Apollo	518	24
Aster	1,362	97
Augusta	20,996	-
Avebury	2,956	1,134
Avondale	16,728	-
Badminton	317	15,849
Ballinger	25,175	-
Bandelier	14,176	13,098
Baron	18,044	19,732
Basil	1,067	9,670
Bayside	1,125	18,745
Bazzel	16,160	14,346
Bedford	12,611	19,399
Bella	13,396	-
Belle	5,101	471
Belvedere	20,507	-
Bergenia	16,933	-
Blossom	24,959	27,514
Bonneau	10,093	6,661
Brainerd	3,743	8,705
Braxton	10,873	27,902
Brennan	1,356	2,706
Briarwood	21,004	-
Brooklyn	171	10,118
Burlington	12,564	17,715
Butter	222	12,333
Calvin	22,562	-
Camino	16,603	18,534
Campbell	-	451
Cawley	21,791	-
Centennial	9,087	13,328
Chaparral	18,793	17,171

Applicable Series	December 31, 2023	December 31, 2022
Chelsea	2,782	2,482
Chester	4,291	4,224
Chickamauga	28,234	-
Chinook	7,395	-
Chitwood	12,399	10,706
Clover	12,229	20,929
Coatbridge	223	16,300
Collier	13,986	5,567
Collinston	650	1,164
Conway	4,086	18,351
Cove	14,802	-
Creekside	14,662	18,793
Creekwood	901	29
Cumberland	21,941	17,990
Cupcake	12,632	10,468
Cypress	20,606	987
Daisy	18,365	16,955
Davidson	2,931	4,997
Dawson	-	3,688
Delta	1,789	329
Dewberry	-	4,997
Diablo	1,951	-
Dogwood	10,714	18,140
Dolittle	941	18,533
Dolly	12,293	23,914
Dops	9,336	-
Dorchester	9,281	10,872
Dunbar	829	2,823
Duncan	-	4,592
Eagle	8,998	2,681
Eastfair	3,306	16,361
Eastwood	27,058	-
Elevation	554	11,215
Ella	16,261	-
Ellen	18,340	-
Elm	1,155	7,318
Emporia	333	7,584
Ensenada	19,001	24,616
Falcon	13,791	8,945
Felix	16,615	-
Fenwick	20,374	-
Fletcher	19,609	-
Folly	9,718	8,390
Forest	972	5,242
Foster	29,623	-
Franklin	12,417	-
Gardens	2,979	3,979
General	16,134	-
Goose	12,548	9,998
Grant	7,131	16,831
Greenhill	1,823	17,898
Gretal	21,406	35,493
Grove	436	1,780
Hadden	6,140	10,521

Applicable Series	December 31, 2023	December 31, 2022
Hansard	23,034	-
Hansel	12,324	26,990
Hargrave	461	-
Harrison	6,309	3,443
Henry	2,683	19,176
Heritage	23,848	12,257
Heron	330	561
Highland	8,230	-
Hines	6,818	10,080
Hobbes	22,214	-
Holcomb	30,016	19,039
Holland	350	2,472
Hollandaise	5,398	2,675
Holloway	38	18,012
Inglewood	12,751	32,769
Irene	22,155	-
Jack	5,559	7,161
Jake	6,324	17,446
Jefferson	17,923	-
Jill	4,740	648
Johnny	33,784	34,856
June	13,071	5,677
Jupiter	4,172	6,229
Kawana	2,520	836
Kennesaw	28,570	17,930
Kenny	15,768	24,406
KerriAnn	10,143	14,504
Kessler	1,471	2,740
Kingsley	-	17,910
Kirkwood	3,527	1,921
Korin	21,973	-
Lallie	515	4,816
Lanier	10,134	24,791
Lannister	797	4,232
Latte	9,117	17,864
Lennox	4,237	21,323
Lierly	21,077	21,568
Lily	5,397	41,852
Limestone	1,897	14,859
Litton	9,012	10,902
Longwoods	21,591	-
Lookout	9,326	15,181
Loretta	10,811	23,875
Louis	23,129	-
Louise	7,859	22,275
Lovejoy	977	5,439
Luna	2,813	15,413
Lurleen	109	-
Madison	2,797	8,751
Mae	13,420	29,828
Magnolia	24,684	3,512
Malbec	13,690	19,049
Mammoth	5,883	12,991
Marcelo	15,306	23,489

Applicable Series	December 31, 2023	December 31, 2022
Marie	22,860	-
Marietta	1,099	1,248
Marion	21,583	-
Marple	13,821	-
Martell	14,172	-
Mary	15,677	-
Matchingham	8,340	20,963
McGregor	9,748	11,409
McLovin	4,318	16,279
Meadow	1,014	4,686
Mimosa	2,442	-
Mojave	10,626	5,449
Murphy	8,272	20,675
Mycroft	15,368	-
Nugget	15,822	18,287
Odessa	647	8,131
Olive	306	10,245
Oly	12,870	20,613
Onyx	13,900	-
Oscar	44,726	-
Osceola	16,995	-
Osprey	12,831	15,951
Otoro	1,822	2,223
Palmer	22,375	-
Patrick	8,850	14,028
Peanut	167	5,669
Pearl	24,130	34,369
Pecan	18,851	21,146
Peterson	21,117	-
Piedmont	3,086	3,075
Pinot	16,588	20,217
Pioneer	7,950	16,528
Plumtree	23,770	22,430
Point	8,937	17,871
Porthos	28,240	-
Quincy	6,547	27,074
Redondo	1,352	1,721
Regency	8,982	-
Reginald	12,317	2,299
Reynolds	34,185	17,087
Ribbonwalk	287	7,106
Richardson	19,245	16,699
Richmond	2,672	-
Ridge	1,258	17,882
Ritter	6,086	14,795
River	8,965	21,045
Riverwalk	11,665	12,003
Rooney	3,987	3,150
Roseberry	2,190	11,158
Rosewood	2,222	1,800
Roxy	4,069	2,685
Saddlebred	9,534	21,247
Saint	21,695	26,429
Sajni	6,958	-

Applicable Series	December 31, 2023	December 31, 2022
Salem	10,972	16,872
Salinas	14,381	-
Saturn	4,379	6,596
Scepter	4,796	7,959
Sequoyah	2,000	10,446
Shallowford	4,335	1,845
Shoreline	-	12,274
Sigma	7,893	28,918
Simon	18,491	-
Sims	17,985	-
Soapstone	16,910	18,435
Sodalis	5,917	6,342
Spencer	597	16,586
Splash	13,815	17,449
Spring	9,230	11,480
Stonebriar	14,993	1,421
Sugar	2,820	20,024
Summerset	2,097	1,043
Sundance	7,408	10,726
Sunnyside	21,022	-
Swift	33,205	11,245
Taylor	1,314	2,567
Terracotta	6,476	13,875
Theodore	20,437	-
Tulip	664	771
Tuscan	17,299	18,855
Tuscarora	18,305	-
Tuxford	360	746
Vernon	1,136	6,224
Walton	4,598	483
Wave	1,332	1,737
Weldon	5,100	10,131
Wellington	21,206	27,539
Wentworth	11,461	8,400
Wescott	5,493	1,739
Westchester	-	20,902
Wildwood	8,715	8,765
Willow	5,756	965
Wilson	16,705	18,254
Winchester	22,928	-
Windsor	4,851	19,324
Winston	12,303	20,935
Wisteria	10,967	15,575

	$2,531,500	$2,326,787

Plan of Operations

We intend to list our series properties for lease with a real estate broker, if not already rented upon acquisition. The asking rent for the series properties is expected to be in the range which is consistent with other single family homes in a given market area. We intend to hold the series properties for five to seven years during which time we will operate the series properties as rental income properties. During this period, we intend to distribute any free cash flow to investors.

As each of our properties reaches what we believe to be its optimum value, we will consider disposing of the property. The determination of when a particular property should be sold or otherwise disposed of will be made after consideration of relevant factors, including prevailing and projected economic conditions, whether the value of the property is anticipated to appreciate or decline substantially, and how any existing leases on a property may impact the potential sales price. The manager may determine that it is in the best interests of members to sell a property earlier than five years or to hold a property for more than seven years. Additionally, any sale of a property will be subject to lessee rights and we would attempt to time sales with lessee rights in mind, either by timing sales with anticipated lease terminations or by assigning the lease to a new buyer where allowed under applicable laws.

We plan to launch a number of additional series and related offerings in the next twelve months.  As of the current date, we do not know how many series we will be offering, however, in any case, the aggregate dollar amount of all of the series interests that we will sell within the 12-month period following qualification of our Form 1-A by the Commission will not exceed the maximum amount allowed under Regulation A. The proceeds from any offerings closed during the next twelve months will be used to acquire additional properties for the series conducting the offerings.

Our Policies for Approving New Tenants

We intend to seek out tenants for our properties who are financially responsible and capable of paying their rent. We will conduct due diligence on prospective tenant applicants by (a) verifying their incomes, (b) running credit checks, (c) performing criminal background checks, and (d) requesting references from previous landlords. While we do not have specific standards for any of these items, we will use these screening methods to determine, prior to approving a lease, whether we believe a potential lessee is financially responsible.

Trend Information

Our results of operations are affected by a variety of factors, including conditions in the financial markets and the economic and political environments, particularly in the United States. Global economic conditions, including political environments, financial market performance, interest rates, credit spreads or other conditions beyond our control are unpredictable and could negatively affect the value of the series properties, our ability to acquire and manage single family rentals and the success of our current and future offerings. In addition to the aforementioned macroeconomic trends, we believe the following factors will influence our future performance:

-	Recent increases in interest rates may have a negative effect on the demand for our offerings due to the attractiveness of alternative investments.

-	The continuing increase in prices in the United States housing market may result in difficulties in sourcing properties and meeting demand for our offerings.

-	Continued increases in remote work arrangements may lead to greater rental activity in our target markets.

Recent Developments

Revenues

Revenues are generated at the series level and are derived from leases on the series property. All revenues generated by any series during the period January 1, 2024 through March 31, 2024 are listed below. For the avoidance of doubt, the below amounts are unaudited.

RECENT REVENUES

Applicable Series	March 31, 2024
100	$10,560
101	9,429
Abbington	7,860
Abernant	2,584
Alvin	6,960
Amber	5,685
Apollo	4,185
Aster	4,710
Augusta	5,985
Avebury	5,680
Avondale	6,585
Badminton	6,855
Ballinger	3,588
Bandelier	6,585
Baron	5,790
Basil	4,785
Bayside	6,555
Bazzel	5,451
Bedford	6,885
Bella	5,835
Belle	7,947
Belvedere	6,885
Bergenia	4,860
Blossom	4,357
Bonneau	6,885
Brainerd	6,435
Braxton	5,460
Brennan	3,906
Briarwood	2,710
Brooklyn	3,847
Burlington	10,261
Butter	8,515
Calvin	5,385
Camino	4,785
Campbell	-
Cawley	6,585
Centennial	6,210
Chaparral	4,725
Chelsea	-
Chester	6,047
Chickamauga	6,660
Chinook	6,960
Chitwood	5,985
Clover	7,035

Applicable Series	March 31, 2024
Coatbridge	6,218
Collier	6,285
Collinston	6,660
Conway	2,394
Cove	4,312
Creekside	1,520
Creekwood	5,760
Cumberland	5,385
Cupcake	5,085
Cypress	5,235
Daisy	7,350
Davidson	5,085
Dawson	4,820
Delta	5,235
Dewberry	4,282
Diablo	4,785
Dogwood	5,760
Dolittle	4,485
Dolly	7,798
Dops	9,585
Dorchester	4,185
Dunbar	6,585
Duncan	-
Eagle	1,366
Eastfair	-
Eastwood	6,060
Elevation	5,982
Ella	-
Ellen	5,481
Elm	5,385
Emporia	9,234
Ensenada	4,485
Falcon	7,485
Felix	6,590
Fenwick	6,145
Fletcher	4,785
Folly	6,285
Forest	4,260
Foster	6,735
Franklin	5,472
Gardens	7,047
General	6,435
Goose	4,685
Grant	9,895
Greenhill	6,015
Gretal	7,476
Grove	10,435
Hadden	7,185
Hansard	4,520
Hansel	5,160
Hargrave	6,600
Harrison	6,285

Applicable Series	March 31, 2024
Henry	1,223
Heritage	8,460
Heron	1,521
Highland	6,000
Hines	5,685
Hobbes	5,685
Holcomb	4,860
Holland	-
Hollandaise	6,285
Holloway	4,335
Inglewood	3,256
Irene	7,885
Jack	7,007
Jake	4,185
Jefferson	7,635
Jill	8,945
Johnny	6,435
June	6,585
Jupiter	10,035
Kawana	9,960
Kennesaw	4,485
Kenny	5,085
KerriAnn	7,446
Kessler	4,736
Kingsley	2,075
Kirkwood	3,190
Korin	7,085
Lallie	4,785
Lanier	5,985
Lannister	5,968
Latte	6,885
Lennox	4,180
Lierly	6,975
Lily	5,460
Limestone	5,550
Litton	7,185
Longwoods	-
Lookout	6,660
Loretta	5,985
Louis	3,840
Louise	9,770
Lovejoy	5,685
Luna	5,685
Lurleen	5,985
Madison	5,685
Mae	5,135
Magnolia	6,546
Malbec	6,438
Mammoth	5,805
Marcelo	6,885
Marie	150
Marietta	5,160

Applicable Series	March 31, 2024
Marion	7,485
Marple	10,475
Martell	5,535
Mary	4,185
Matchingham	2,658
McGregor	6,285
McLovin	6,462
Meadow	5,685
Mimosa	9,135
Mojave	5,610
Murphy	4,485
Mycroft	6,980
Nugget	6,138
Odessa	4,260
Olive	8,535
Oly	8,835
Onyx	5,895
Oscar	5,898
Osceola	7,020
Osprey	2,882
Otoro	5,085
Palmer	6,885
Patrick	50
Peanut	3,727
Pearl	4,790
Pecan	4,185
Peterson	8,160
Piedmont	3,550
Pinot	4,785
Pioneer	6,885
Plumtree	7,203
Point	9,635
Porthos	4,995
Quincy	3,621
Redondo	6,885
Regency	13,475
Reginald	6,735
Reynolds	6,735
Ribbonwalk	5,440
Richardson	7,485
Richmond	8,334
Ridge	5,310
Ritter	8,085
River	5,890
Riverwalk	4,158
Rooney	8,020
Roseberry	4,452
Rosewood	6,285
Roxy	7,185
Saddlebred	5,665

Applicable Series	March 31, 2024
Saint	5,985
Sajni	7,435
Salem	6,490
Salinas	7,560
Saturn	9,475
Scepter	5,160
Sequoyah	4,335
Shallowford	5,653
Shoreline	1,747
Sigma	6,960
Simon	7,155
Sims	7,631
Soapstone	6,285
Sodalis	5,535
Spencer	5,550
Splash	5,325
Spring	5,784
Stonebriar	4,725
Sugar	5,085
Summerset	4,185
Sundance	6,150
Sunnyside	5,935
Swift	6,735
Taylor	4,725
Terracotta	7,489
Theodore	4,925
Tulip	5,827
Tuscan	4,040
Tuscarora	6,735
Tuxford	5,738
Vernon	7,260
Walton	5,760
Wave	5,685
Weldon	5,610
Wellington	6,221
Wentworth	4,335
Wescott	7,185
Westchester	5,400
Wildwood	4,860
Willow	8,130
Wilson	5,160
Winchester	5,334
Windsor	6,660
Winston	5,685
Wisteria	8,890

$1,406,435

Operating Expenses

The company incurred the following operating expenses during the period January 1, 2024 through March 31, 2024. The operating expenses incurred prior to the closing of an offering related to any of the series are being paid by our manager and are reimbursed by such series out of the gross offering proceeds upon closing of the relevant series offering. Such operating expenses include real estate taxes, property insurance, Home Ownership Association (HOA) fees, legal fees, other professional fees, depreciation, and repair and maintenance costs. Upon closing, each series becomes responsible for its own operating expenses.

During the period January 1, 2024 through March 31, 2024, at the close of the respective offerings for the series, each individual series became or will become, as applicable, responsible for its own operating expenses. The following table summarizes the total operating expenses incurred by each series during the period January 1, 2024 through March 31, 2024. For the avoidance of doubt, the below amounts are unaudited.

RECENT OPERATIONAL EXPENSES

	March 31, 2024
Applicable Series	Operating Expenses	Depreciation	Total Expenses
100	$7,384	$4,222	$11,607
101	5,306	4,359	9,666
Abbington	4,094	3,624	7,717
Abernant	6,433	1,562	7,995
Alvin	5,834	2,184	8,017
Amber	1,428	2,104	3,532
Apollo	2,162	1,346	3,508
Aster	1,788	1,752	3,540
Augusta	2,397	2,038	4,434
Avebury	2,153	1,998	4,151
Avondale	2,901	2,262	5,163
Badminton	4,850	2,115	6,965
Ballinger	4,644	2,054	6,698
Bandelier	2,515	2,067	4,582
Baron	4,426	4,001	8,427
Basil	654	1,392	2,046
Bayside	5,008	1,762	6,771
Bazzel	9,771	1,882	11,652
Bedford	2,539	1,924	4,463
Bella	3,997	2,103	6,100
Belle	5,920	3,021	8,941
Belvedere	2,759	2,026	4,784
Bergenia	1,612	-	1,612
Blossom	3,438	1,748	5,185
Bonneau	12,548	2,569	15,117
Brainerd	2,210	1,999	4,209
Braxton	6,512	2,226	8,738
Brennan	3,852	1,738	5,589
Briarwood	3,460	1,433	4,893
Brooklyn	1,740	1,454	3,194
Burlington	5,669	4,458	10,127
Butter	7,298	2,595	9,893
Calvin	4,460	1,623	6,082
Camino	2,407	1,822	4,229
Campbell	-	-	-
Cawley	2,655	2,156	4,811

	March 31, 2024
Applicable Series	Operating Expenses	Depreciation	Total Expenses
Centennial	2,210	1,958	4,169
Chaparral	1,819	1,350	3,168
Chattahoochee	-	-	-
Chelsea	1,093	2,117	3,210
Chester	3,198	2,547	5,745
Chickamauga	3,588	2,565	6,152
Chinook	4,102	2,476	6,577
Chitwood	6,187	2,628	8,815
Clover	7,473	2,198	9,671
Coatbridge	6,843	2,263	9,106
Collier	3,612	2,439	6,052
Collinston	7,011	1,453	8,464
Conway	5,883	4,719	10,602
Cove	3,498	1,445	4,943
Creekside	2,714	2,135	4,849
Creekwood	1,055	1,986	3,041
Cumberland	1,912	2,030	3,942
Cupcake	1,931	1,638	3,568
Cypress	6,068	2,506	8,574
Daisy	1,984	2,069	4,053
Davidson	1,679	1,455	3,133
Dawson	7,292	1,809	9,101
Delta	6,638	2,343	8,981
Dewberry	4,489	1,306	5,795
Diablo	4,018	1,785	5,803
Dogwood	2,682	1,656	4,338
Dolittle	5,138	2,111	7,248
Dolly	4,735	4,738	9,473
Dops	1,816	1,404	3,221
Dorchester	12,770	2,363	15,133
Dunbar	6,254	2,906	9,159
Duncan	-	-	-
Eagle	1,732	1,973	3,705
Eastfair	5,785	1,478	7,263
Eastwood	4,154	2,189	6,343
Elevation	7,292	2,528	9,820
Ella	2,298	1,793	4,091
Ellen	2,241	1,702	3,943
Elm	4,310	1,150	5,460
Emporia	4,286	2,416	6,702
Ensenada	6,992	3,333	10,325
Falcon	1,877	1,977	3,854
Felix	1,983	2,050	4,033
Fenwick	3,231	2,060	5,291
Fletcher	2,367	1,206	3,573
Folly	10,748	2,563	13,311
Forest	8,192	3,035	11,227
Foster	4,820	2,153	6,973
Franklin	2,591	2,311	4,903
Gardens	3,203	1,793	4,996

	March 31, 2024
Applicable Series	Operating Expenses	Depreciation	Total Expenses
General	4,939	2,171	7,110
Goose	2,309	1,839	4,148
Grant	2,896	2,226	5,122
Greenhill	5,906	2,242	8,149
Gretal	3,006	3,103	6,108
Grove	2,138	2,201	4,339
Hadden	2,802	1,513	4,316
Hansard	3,134	2,085	5,219
Hansel	2,322	2,782	5,104
Hargrave	8,383	1,606	9,989
Harrison	3,387	3,148	6,535
Henry	12,852	2,956	15,808
Heritage	3,223	2,253	5,475
Heron	2,548	2,237	4,785
Highland	6,591	1,971	8,562
Hines	2,243	2,202	4,446
Hobbes	4,047	1,608	5,655
Holcomb	3,985	2,439	6,423
Holland	1,660	1,455	3,115
Hollandaise	3,494	2,514	6,008
Holloway	5,174	2,336	7,510
Inglewood	3,840	4,680	8,521
Irene	1,288	1,206	2,494
Jack	2,466	3,189	5,655
Jake	5,786	4,046	9,832
Jefferson	2,514	1,889	4,403
Jill	2,284	2,746	5,030
Johnny	4,926	4,024	8,949
June	4,947	4,024	8,970
Jupiter	1,599	1,453	3,052
Kawana	1,750	1,893	3,643
Kennesaw	4,271	2,918	7,189
Kenny	7,019	4,738	11,757
KerriAnn	3,786	2,343	6,128
Kessler	1,449	2,053	3,502
Kingsley	7,833	2,145	9,978
Kirkwood	2,050	1,796	3,846
Korin	2,369	1,911	4,281
Lallie	8,029	3,101	11,130
Lanier	3,236	2,853	6,089
Lannister	2,009	1,513	3,522
Latte	4,165	2,505	6,671
Lennox	3,932	1,489	5,421
Lierly	3,298	1,466	4,764
Lily	4,530	3,746	8,277
Limestone	11,126	2,011	13,138
Litton	2,571	2,207	4,778
Longwoods	4,881	1,851	6,732

	March 31, 2024
Applicable Series	Operating Expenses	Depreciation	Total Expenses
Lookout	2,787	2,371	5,158
Loretta	4,671	4,715	9,387
Louis	1,798	1,850	3,648
Louise	2,559	1,894	4,454
Lovejoy	4,135	2,022	6,157
Luna	3,590	1,478	5,068
Lurleen	2,973	117	3,090
Madison	1,881	1,414	3,295
Mae	3,150	2,432	5,582
Magnolia	2,899	2,077	4,976
Malbec	3,033	2,194	5,227
Mammoth	6,168	2,343	8,511
Marcelo	2,076	1,956	4,032
Marie	3,748	2,199	5,946
Marietta	2,293	2,079	4,372
Marion	3,768	2,028	5,796
Marple	1,093	1,206	2,299
Martell	7,934	1,786	9,720
Mary	2,120	1,866	3,986
Matchingham	5,548	1,456	7,004
McGregor	2,874	2,066	4,940
McLovin	4,943	3,109	8,053
Meadow	2,530	2,205	4,735
Mimosa	2,164	1,477	3,641
Mojave	2,070	1,762	3,833
Murphy	5,880	2,043	7,923
Mycroft	1,852	1,233	3,085
Nugget	4,547	3,847	8,394
Odessa	4,919	3,666	8,585
Olive	5,858	1,844	7,702
Oly	3,792	3,132	6,925
Onyx	2,570	3,004	5,575
Oscar	(1,686)	2,009	323
Osceola	3,478	1,925	5,403
Osprey	13,220	2,745	15,965
Otoro	7,961	3,042	11,003
Palmer	5,032	2,293	7,325
Patrick	2,659	1,759	4,418
Peanut	1,443	1,482	2,925
Pearl	5,217	3,749	8,966
Pecan	1,816	1,431	3,247
Peterson	2,178	1,552	3,730
Piedmont	4,171	2,636	6,807
Pinot	3,202	2,215	5,417
Pioneer	4,985	4,059	9,043
Plumtree	1,631	1,384	3,015
Point	3,803	2,625	6,428
Porthos	4,850	2,074	6,923

	March 31, 2024
Applicable Series	Operating Expenses	Depreciation	Total Expenses
Quincy	5,263	3,757	9,020
Redondo	2,619	2,154	4,773
Regency	4,830	1,897	6,726
Reginald	4,544	3,408	7,952
Reynolds	4,102	2,953	7,055
Ribbonwalk	3,593	2,198	5,791
Richardson	2,258	2,161	4,419
Richmond	6,625	2,616	9,241
Ridge	4,792	1,496	6,288
Ritter	10,861	3,466	14,327
River	3,709	1,831	5,540
Riverwalk	4,909	2,714	7,622
Rooney	2,670	2,211	4,881
Roseberry	3,693	2,256	5,949
Rosewood	2,000	1,859	3,859
Roxy	2,982	2,240	5,222
Saddlebred	4,106	3,819	7,926
Saint	2,485	1,896	4,381
Sajni	5,793	2,769	8,563
Salem	3,813	2,194	6,007
Salinas	1,575	2,019	3,595
Saturn	1,373	1,816	3,189
Scepter	2,966	1,619	4,585
Sequoyah	3,012	1,700	4,712
Shallowford	3,390	2,479	5,869
Shoreline	3,908	2,130	6,038
Sigma	3,604	2,620	6,224
Simon	2,566	1,988	4,554
Sims	3,375	1,875	5,249
Soapstone	1,903	1,500	3,403
Sodalis	3,496	1,990	5,486
Spencer	4,779	2,078	6,858
Splash	2,046	1,489	3,535
Spring	7,734	1,701	9,435
Stonebriar	3,488	1,394	4,882
Sugar	5,015	2,140	7,155
Summerset	1,957	2,529	4,486
Sundance	2,572	2,551	5,123
Sunnyside	2,876	1,520	4,396
Swift	4,364	2,644	7,008
Taylor	6,083	1,844	7,928
Terracotta	4,484	1,893	6,377
Theodore	2,692	1,973	4,666
Tulip	2,394	2,182	4,576
Tuscan	2,606	2,220	4,826
Tuscarora	3,344	2,296	5,640
Tuxford	3,217	1,801	5,017
Vernon	4,974	1,809	6,784
Walton	4,336	2,062	6,398
Wave	8,662	2,298	10,960
Weldon	1,607	1,453	3,059
Wellington	4,845	3,120	7,966
Wentworth	1,962	1,708	3,670
Wescott	3,762	1,883	5,645
Westchester	9,181	2,344	11,524
Wildwood	2,219	1,516	3,735
Willow	2,533	2,010	4,544
Wilson	4,726	2,931	7,656
Winchester	2,733	2,104	4,838
Windsor	2,276	2,405	4,681
Winston	2,213	2,260	4,473
Wisteria	4,435	2,434	6,868

	$962,727	$540,473	$1,503,201

Other Expenses

During the period January 1, 2024 through March 31, 2024, each series incurred interest expenses and for specific series insurance proceeds (other income). The following table summarizes the total of such expenses incurred by each series during the period January 1, 2024 through March 31, 2024. For the avoidance of doubt, the below amounts are unaudited.

RECENT OTHER EXPENSES

Applicable Series	March 31, 2024
100	$-
101	-
Abbington	-
Abernant	-
Alvin	-
Amber	1,946
Apollo	1,920
Aster	2,112
Augusta	-
Avebury	1,967
Avondale	-
Badminton	2,014
Ballinger	-
Bandelier	2,373
Baron	-
Basil	1,522
Bayside	1,916
Bazzel	-
Bedford	1,899
Bella	-
Belle	-
Belvedere	-
Bergenia	-
Blossom	-
Bonneau	-
Brainerd	2,339
Braxton	-
Brennan	2,215
Briarwood	-
Brooklyn	1,339
Burlington	-
Butter	2,542
Calvin	-
Camino	-
Campbell	-
Cawley	-
Centennial	2,197
Chaparral	1,055
Chattahoochee	-
Chelsea	2,088
Chester	3,081
Chickamauga	-

Applicable Series	March 31, 2024
Chinook	-
Chitwood	-
Clover	-
Coatbridge	2,029
Collier	-
Collinston	1,322
Conway	-
Cove	-
Creekside	-
Creekwood	2,397
Cumberland	-
Cupcake	1,482
Cypress	3,023
Daisy	-
Davidson	1,424
Dawson	1,691
Delta	2,197
Dewberry	1,402
Diablo	2,014
Dogwood	-
Dolittle	2,011
Dolly	-
Dops	-
Dorchester	-
Dunbar	-
Duncan	-
Eagle	2,236
Eastfair	1,734
Eastwood	-
Elevation	1,992
Ella	-
Ellen	-
Elm	1,240
Emporia	2,373
Ensenada	3,797
Falcon	2,236
Felix	-
Fenwick	-
Fletcher	-
Folly	-
Forest	2,630
Foster	-
Franklin	-
Gardens	1,621
General	-
Goose	2,083
Grant	2,509
Greenhill	2,207
Gretal	-
Grove	1,870
Hadden	1,390
Hansard	-

Applicable Series	March 31, 2024
Hansel	3,346
Hargrave	-
Harrison	3,809
Henry	-
Heritage	2,411
Heron	2,386
Highland	-
Hines	-
Hobbes	-
Holcomb	-
Holland	1,424
Hollandaise	2,475
Holloway	2,555
Inglewood	-
Irene	-
Jack	3,168
Jake	-
Jefferson	-
Jill	3,334
Johnny	-
June	-
Jupiter	1,616
Kawana	1,865
Kennesaw	-
Kenny	-
KerriAnn	2,306
Kessler	2,128
Kingsley	2,486
Kirkwood	2,161
Korin	-
Lallie	2,781
Lanier	3,134
Lannister	1,769
Latte	-
Lennox	1,616
Lierly	1,326
Lily	3,018
Limestone	1,967
Litton	2,580
Longwoods	-
Lookout	-
Loretta	-
Louis	-
Louise	1,991
Lovejoy	1,987
Luna	1,734
Lurleen	2,060
Madison	1,538
Mae	-
Magnolia	2,461
Malbec	2,412
Mammoth	2,826
Marcelo	-
Marie	-

Applicable Series	March 31, 2024
Marietta	2,519
Marion	-
Marple	-
Martell	-
Mary	-
Matchingham	1,418
McGregor	-
McLovin	3,560
Meadow	2,082
Mimosa	1,915
Mojave	1,587
Murphy	2,008
Mycroft	-
Nugget	-
Odessa	3,628
Olive	1,458
Oly	3,567
Onyx	-
Oscar	-
Osceola	-
Osprey	-
Otoro	2,658
Palmer	-
Patrick	1,095
Peanut	1,746
Pearl	-
Pecan	1,141
Peterson	-
Piedmont	3,188
Pinot	2,437
Pioneer	-
Plumtree	1,124
Point	3,180
Porthos	-
Quincy	-
Redondo	2,805
Regency	2,575
Reginald	-
Reynolds	-
Ribbonwalk	2,170
Richardson	-
Richmond	-
Ridge	1,623
Ritter	-
River	1,992
Riverwalk	-
Rooney	2,509
Roseberry	2,443
Rosewood	2,244
Roxy	2,618
Saddlebred	3,221
Saint	2,054
Sajni	-
Salem	2,458

Applicable Series	March 31, 2024
Salinas	-
Saturn	1,616
Scepter	1,831
Sequoyah	1,999
Shallowford	2,998
Shoreline	2,450
Sigma	2,611
Simon	-
Sims	-
Soapstone	1,297
Sodalis	-
Spencer	2,255
Splash	1,239
Spring	-
Stonebriar	1,596
Sugar	2,330
Summerset	1,916
Sundance	2,805
Sunnyside	-
Swift	-
Taylor	1,905
Terracotta	2,156
Theodore	-
Tulip	2,635
Tuscan	1,835
Tuscarora	-
Tuxford	1,729
Vernon	1,762
Walton	-
Wave	2,170
Weldon	1,322
Wellington	-
Wentworth	1,534
Wescott	2,044
Westchester	2,300
Wildwood	1,513
Willow	-
Wilson	-
Winchester	-
Windsor	2,630
Winston	-
Wisteria	2,464

$282,061

Cash and Cash Equivalent Balances

Cash is held at the series level. The following table summarizes the cash and cash equivalents held by series during the period January 1, 2024 through March 31, 2024. For the avoidance of doubt, the below amounts are unaudited.

RECENT CASH & CASH EQUIVILENTS

Applicable Series	March 31, 2024
100	$24,606
101	14,476
Abbington	18,018
Abernant	17,457
Alvin	29,715
Amber	5,520
Apollo	5,327
Aster	5,399
Augusta	22,389
Avebury	8,378
Avondale	13,702
Badminton	4,303
Ballinger	19,078
Bandelier	18,019
Baron	17,580
Basil	5,164
Bayside	3,524
Bazzel	9,346
Bedford	19,164
Bella	2,770
Belle	9,211
Belvedere	20,570
Bergenia	19,472
Blossom	17,358
Bonneau	10,346
Brainerd	7,154
Braxton	7,121
Brennan	837
Briarwood	17,708
Brooklyn	2,842
Burlington	14,472
Butter	8,168
Calvin	22,550
Camino	15,141
Campbell	-
Cawley	20,629
Centennial	12,147
Chaparral	15,444
Chattahoochee	-
Chelsea	7,542
Chester	8,244
Chickamauga	19,653

Applicable Series	March 31, 2024
Chinook	4,862
Chitwood	8,964
Clover	14,381
Coatbridge	1,326
Collier	15,786
Collinston	2,946
Conway	10,023
Cove	8,565
Creekside	12,395
Creekwood	4,842
Cumberland	18,439
Cupcake	9,103
Cypress	10,878
Daisy	17,087
Davidson	4,238
Dawson	1,420
Delta	1,473
Dewberry	4,095
Diablo	6,676
Dogwood	13,969
Dolittle	4,325
Dolly	15,784
Dops	9,740
Dorchester	6,077
Dunbar	848
Duncan	-
Eagle	9,912
Eastfair	1,642
Eastwood	21,596
Elevation	1,355
Ella	11,289
Ellen	19,281
Elm	1,194
Emporia	2,135
Ensenada	19,062
Falcon	10,422
Felix	14,139
Fenwick	18,808
Fletcher	21,704
Folly	11,134
Forest	5
Foster	25,963
Franklin	12,328
Gardens	2,483
General	1,576
Goose	8,140
Grant	12,833
Greenhill	6,467
Gretal	18,206
Grove	4,549

Applicable Series	March 31, 2024
Hadden	8,939
Hansard	18,334
Hansel	11,493
Hargrave	16,286
Harrison	13,071
Henry	4,447
Heritage	19,824
Heron	8,761
Highland	11,556
Hines	11,361
Hobbes	17,495
Holcomb	26,794
Holland	4,458
Hollandaise	6,126
Holloway	6,717
Inglewood	13,699
Irene	21,773
Jack	10,989
Jake	3,936
Jefferson	15,456
Jill	9,766
Johnny	35,726
June	24,244
Jupiter	7,369
Kawana	7,847
Kennesaw	26,958
Kenny	13,424
KerriAnn	7,935
Kessler	5,540
Kingsley	6,564
Kirkwood	5,718
Korin	19,720
Lallie	845
Lanier	7,117
Lannister	4,638
Latte	13,579
Lennox	4,010
Lierly	18,392
Lily	8,289
Limestone	-
Litton	6,521
Longwoods	13,619
Lookout	9,137
Loretta	13,526
Louis	21,544
Louise	8,402
Lovejoy	2,089
Luna	4,020
Lurleen	2,391
Madison	6,657
Mae	13,764
Magnolia	20,715

Applicable Series	March 31, 2024
Malbec	8,697
Mammoth	406
Marcelo	13,325
Marie	19,620
Marietta	2,829
Marion	24,470
Marple	12,707
Martell	2,192
Mary	15,787
Matchingham	7,409
McGregor	8,406
McLovin	10,262
Meadow	7,307
Mimosa	7,434
Mojave	12,086
Murphy	9,626
Mycroft	14,688
Nugget	14,752
Odessa	3,825
Olive	2,094
Oly	15,360
Onyx	7,135
Oscar	12,909
Osceola	10,886
Osprey	11,003
Otoro	-
Palmer	13,815
Patrick	7,481
Peanut	7,327
Pearl	12,883
Pecan	16,459
Peterson	20,172
Piedmont	6,945
Pinot	11,623
Pioneer	10,881
Plumtree	20,128
Point	7,703
Porthos	17,926
Quincy	9,046
Redondo	8,642
Regency	13,118
Reginald	13,854
Reynolds	26,712
Ribbonwalk	13,710
Richardson	18,232
Richmond	25,100
Ridge	5,094
Ritter	5,890
River	8,893
Riverwalk	15,486
Rooney	9,043
Roseberry	6,705
Rosewood	7,133
Roxy	6,781

Applicable Series	March 31, 2024
Saddlebred	11,618
Saint	23,044
Sajni	11,816
Salem	6,272
Salinas	6,044
Saturn	8,185
Scepter	7,902
Sequoyah	4,738
Shallowford	8,219
Shoreline	5,225
Sigma	12,086
Simon	15,400
Sims	16,241
Soapstone	15,520
Sodalis	12,587
Spencer	5,899
Splash	9,683
Spring	10,071
Stonebriar	11,237
Sugar	4,095
Summerset	4,648
Sundance	14,556
Sunnyside	17,294
Swift	23,234
Taylor	1,017
Terracotta	7,375
Theodore	14,485
Tulip	4,729
Tuscan	15,984
Tuscarora	25,984
Tuxford	9,678
Vernon	4,145
Walton	8,100
Wave	963
Weldon	11,222
Wellington	13,865
Wentworth	8,642
Wescott	1,727
Westchester	7,528
Wildwood	10,145
Willow	12,191
Wilson	14,783
Winchester	25,287
Windsor	9,035
Winston	14,750
Wisteria	5,817

$2,681,644

Item 3. Directors AND Officers

General

The manager of our company is Arrived Holdings, Inc., a Delaware corporation. The manager has established a board of directors for our company, consisting of two members, Ryan Frazier and Kenneth Cason.

The nature of our business to be conducted or promoted by us must at all times be to engage in any lawful act or activity for which LLCs may be organized under the Delaware Limited Liability Company Act.

All of our directors and executive officers are employees of the manager. The executive offices of the manager are located at 1700 Westlake Avenue N, Suite 200, Seattle, WA 98109, and the telephone number of the manager’s executive offices is (814) 277-4833.

Executive Officers & Directors

The following table sets forth certain information with respect to each of the directors and executive officers of the manager:

Executive Officer	Age	Position Held with our Company(1) (2)	Position Held with the Manager
Ryan Frazier	35	Chief Executive Officer and Director	Chief Executive Officer, President and Director
Sue Korn	54	Chief Financial Officer	Chief Financial Officer
Kenneth Cason	37	Chief Technology Officer and Director	Chief Technology Officer and Director
Alejandro Chouza	43	Chief Operating Officer	Chief Operating Officer

(1)	The terms in officer of Mr. Frazier, Mr. Cason, and Mr. Chouza began upon the organization of our company on July 13, 2020. Ms. Korn’s term in office began upon her appointment as CFO on January 11, 2024. The current executive officers and directors will serve in these capacities indefinitely, or until their successors are duly appointed or elected, as applicable.

(2)	The executive officers of the manager are currently devoting a significant amount of their working time to the operations of our company to satisfy their respective responsibilities to the management of our company. Our officers will be working on a part-time basis for our business and are expected to devote at least forty (40) hours per month to the operations and management of our company.

Biographical Information

Set forth below is biographical information of our executive officers and directors.

Ryan Frazier, our Chief Executive Officer and a director, has served as the Chief Executive Officer, President, and a director of Arrived Holdings, Inc. since its inception in February 2019 and as CEO and director of our company since its inception. In 2011, Mr. Frazier co-founded and was the CEO of DataRank, Inc., a social media listening platform used by Fortune 500 companies, including Procter & Gamble, Coca Cola, and The Clorox Company, to garner insights from their consumers. Mr. Frazier led DataRank through a merger with Simply Measured, Inc. in 2015, and again through a merger with Sprout Social, Inc. in 2017, after which he acted in the role of General Manager, leading the integration of the Simply Measured, Inc. and Sprout Social businesses in Sprout Social’s Seattle office. Mr. Frazier is an alumnus of Y Combinator, S13, and he graduated from the University of Arkansas in 2010 with a B.S. in International Business.

Sue Korn, our Chief Financial Officer, has served as the Chief Financial Officer of Arrived Holdings, Inc. since January 2024. Ms. Korn began her career in equity research for diversified financial services companies at Kidder, Peabody in 1992, later moving to investment banking in Salomon Smith Barney’s Financial Institutions Group in 1997. She joined Providian Financial in 1998 where she oversaw planning and analysis, data management and reporting for a $33 billion credit card business. In 2011 she transitioned to FinTech, bringing her financial expertise to companies such as Prosper Marketplace (FP&A and back office operations), LendingClub (marketplace operations and treasury), and Oportun (FP&A and accounting) and was co-founder/CFO/Head of Operations for online lender Vouch Financial. Ms. Korn graduated from Colby College with a B.A. in Philosophy/Math in 1991 and earned her M.B.A from Kellogg Graduate School of Management at Northwestern University in 1997 with majors in Finance, Management and Strategy and Organizational Behavior. She has held the Chartered Financial Analyst® designation since 1998.

Kenneth Cason, our Chief Technology Officer and a director, has served as the Chief Technology Officer and director of Arrived Holdings, Inc. since its inception in February 2019. Beginning in 2011, Mr. Cason served as the Co-Founder and Chief Technology Officer of DataRank, Inc. Mr. Cason worked extensively to help design and build large scale data collection, processing, and search systems. He remained employed with DataRank through two mergers; first with Simply Measured, Inc., in 2015, and then again with Sprout Social in 2017. During both mergers he worked to lead and integrate each company’s tech stack. Mr. Cason is an alumni of Y Combinator, S13, and he graduated from the University of Arkansas in 2010 with a B.S. in Computer Science and also received Associate degrees in Mathematics, Japanese and Chinese.

Alejandro Chouza, our Chief Operating Officer, has serviced as the Chief Operating Officer of Arrived Holdings, Inc. since July 2020. Mr. Chouza was previously the VP of Operations of Oyo Rooms beginning in May 2019. Prior to that, Mr. Chouza was the Regional General Manager of Uber Technologies, Inc., from September 2014 through May 2019, where he launched and managed operations in Mexico and the Northwest USA markets. Mr. Chouza graduated with a B.S. from Babson College and an M.B.A. from The Wharton School of the University of Pennsylvania.

There are no arrangements or understandings known to us pursuant to which any director was or is to be selected as a director or nominee. There are no agreements or understandings for any executive officer or director to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

There are no family relationships between any director, executive officer, person nominated or chosen to become a director or executive officer or any significant employee.

The Manager and the Operating Agreement

The manager will be responsible for directing the management of our business and affairs, managing our day-to-day affairs, and implementing our investment strategy. The manager and its officers will not be required to devote all of their time to our business and are only required to devote such time to our affairs as their duties require.

The manager will perform its duties and responsibilities pursuant to the operating agreement. The manager will maintain a contractual, as opposed to a fiduciary relationship, with us and our investors. Furthermore, we have agreed to limit the liability of the manager and to indemnify the manager against certain liabilities.

The operating agreement further provides that our manager, in exercising its rights in its capacity as the managing member, will be entitled to consider only such interests and factors as it desires, including its own interests, and will have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting our company, any series of interests or any of the interest holders and will not be subject to any different standards imposed by the operating agreement, the LLC Act or under any other law, rule or regulation or in equity.  In addition, the operating agreement provides that our manager will not have any duty (including any fiduciary duty) to our company, any series or any of the interest holders.

Our manager has not-sponsored any prior real estate investment programs. Accordingly, this offering circular does not contain any information concerning prior performance of our manager and its affiliates, which means that you will be unable to assess any results from their prior activities before deciding whether to purchase interests in our series.

Responsibilities of the Manager

The responsibilities of the manager include:

●	Investment Advisory, Origination and Acquisition Services such as approving and overseeing our overall investment strategy, which will consist of elements such as investment selection criteria, diversification strategies and asset disposition strategies;

●	Offering Services such as the development of our series offerings, including the determination of their specific terms;

●	Management Services such as investigating, selecting, and, on our behalf, engaging and conducting business with such persons as the manager deems necessary to the proper performance of its obligations under the operating agreement, including but not limited to consultants, accountants, lenders, technical managers, attorneys, corporate fiduciaries, escrow agents, depositaries, custodians, agents for collection, insurers, insurance agents, developers, construction companies, property managers and any and all persons acting in any other capacity deemed by the manager necessary or desirable for the performance of any of the services under the operating agreement;

●	Accounting and Other Administrative Services such as maintaining accounting data and any other information concerning our activities as will be required to prepare and to file all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency, including annual financial statements, and managing and performing the various administrative functions necessary for our day-to-day operations;

●	Investor Services such as managing communications with our investors, including answering phone calls, preparing and sending written and electronic reports and other communications;

●	Financing Services such as monitoring and overseeing the service of our debt facilities and other financings, if any; and

●	Disposition Services such as evaluating and approving potential asset dispositions, sales or liquidity transactions.

Manager Affiliates

Our manager controls seven affiliated entities also conducting offerings under Tier 2 of Regulation A:

Arrived Homes II, LLC – Arrived Homes II, LLC was formed on February 2, 2022 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived Homes II, LLC.

Arrived Homes 3, LLC – Arrived Homes 3, LLC was formed on January 4, 2023 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived Homes 3, LLC.

Arrived Homes 4, LLC – Arrived Homes 4, LLC was formed on July 28, 2023 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived Homes 4, LLC.

Arrived STR, LLC – Arrived STR, LLC was formed on July 11, 2022 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived STR, LLC.

Arrived STR 2, LLC – Arrived STR 2, LLC was formed on January 12, 2023 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived STR 2, LLC.

Arrived SFR Genesis Fund, LLC– Arrived SFR Genesis Fund, LLC was formed on May 1, 2023 as a Delaware limited liability company, to originate, invest in and manage a diversified portfolio of single family residential real estate properties.

Arrived Debt Fund, LLC – Arrived Debt Fund, LLC was formed on December 21, 2023 as a Delaware limited liability company to invest in and manage a diversified portfolio of residential real estate investments.

Compensation of Executive Officers

We do not currently have any employees nor do we currently intend to hire any employees who will be compensated directly by our company. Each of our executive officers, who are also executive officers of the manager, manages our day-to-day affairs, oversees the review, selection and recommendation of investment opportunities, services acquired properties and monitors the performance of these properties to ensure that they are consistent with our investment objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the manager, from the manager. We do not intend to pay any compensation to these individuals.

Compensation of the Manager

The manager will receive compensation and reimbursement for costs incurred relating to our series offerings (e.g., Offering Expenses and Acquisition Expenses). Neither the manager nor any of its affiliates will receive any selling commissions or dealer manager fees in connection with this or other series offerings. See “Management—Management Compensation” in our offering circular and Note 7, Related Party Transactions for further details.

Item 4. Security Ownership of Management and Certain Securityholders

Our company is managed by Arrived Holdings, Inc., the manager, who will also be the manager of all of our series. The manager currently does not own, and at the closing of each series offering is not expected to own, any of the interests in any series.

The manager or an affiliate of the manager may purchase interests in any series of our company on the same terms as offered to investors. No brokerage fee will be paid on any interests purchased by the manager or its affiliates. Additionally, the manager may acquire interests in any series of our company in the event that a promissory note issued to the manager in connection with the acquisition of a series property, if outstanding, is not repaid on or prior to its maturity date, at which point, the outstanding balance of the promissory note will be converted into series interests under the same terms as in the applicable series offering.

The address of Arrived Holdings, Inc. is 1700 Westlake Avenue N, Suite 200, Seattle, WA 98109.

Item 5. INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN Transactions

Since our formation in July 2020, we have entered into a number of transactions in which we were a participant and the amount involved exceeded or exceeds the lesser of $120,000 and one percent of the average of our total assets as of the date of formation, and in which any related person had a direct or indirect material interest (other than compensation described under “Compensation of Directors and Executive Officers”). See “The Series Properties Being Offered” section in our offering circular contained in our Offering Statement (“Offering Statement 2”) on Form A for a description of the manager’s involvement in the purchase of properties on the relevant series’ behalf and the subsequent issuance of promissory notes by the series to the manager. See “Management—Management Compensation” section in our offering circular for a description of the fees paid to the manager. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with such transactions were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions. With respect to the additional series that will be offering their interests by way of this offering circular and other future series, their properties will be acquired in accordance with one of the acquisition methods discussed in the section titled “Description of Business⸺Acquisition Mechanics” in our offering circular. Therefore, the manager is expected to continue to receive interest income from loans to the multiple series.

Item 6. Other Information

None.

Item 7. Financial Statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

DECEMBER 31, 2023, and 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Manager and Members of
Arrived Homes, LLC and its Series

Seattle, Washington

Opinion on the Financial Statements

We have audited the accompanying consolidated and consolidating balance sheet of Arrived Homes, LLC and its Series (the Company) as of December 31, 2023, and December 31, 2022, and the related consolidated and consolidating statements of comprehensive loss, members’ equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the consolidated and consolidating financial statements). In our opinion, the consolidated and consolidating financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023, and 2022, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying consolidated and consolidating financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company’s lack of liquidity raises substantial doubt about their ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 3. The consolidated and consolidating financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated and consolidating financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated and consolidating financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audits of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated and consolidating financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated and consolidating financial statements. We believe that our audits provides a reasonable basis for our opinion.

/s/ Morison Cogen LLP

We have served as the Company’s auditor since 2021.

Blue Bell, Pennsylvania

April 29, 2024

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	100	101	Abbington	Abernant	Alvin	Amber	Apollo
ASSETS
Current assets:
Cash	$29,547	$5,396	$10,509	$546	$4,872	$3,401	$518
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	587	605	700	212	254	1,428	1,876
Due from (to) third party property managers	11,007	8,280	3,088	(354)	(678)	2,534	7,015
Total current assets	41,142	14,281	14,297	404	4,447	7,363	9,409
Property and equipment, net	$592,553	$613,223	$468,656	$227,524	$318,111	$288,748	$189,297
Deposits	$3,745	$3,095	$2,845	$-	$2,295	$2,843	$1,744
Total assets	$637,440	$630,599	$485,799	$227,928	$324,853	$298,954	$200,450

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$13,100	$6,583	$6,687	$2,827	$3,454	$3,254	$2,057
Due to (from) related parties	25,882	38,875	18,115	230,664	324,058	7,225	4,124
Total Current liabilities	38,982	45,458	24,803	233,491	327,512	10,479	6,182
Tenant deposits	3,745	3,095	2,845	-	2,295	2,843	1,744
Mortgage payable, net	-	-	-	-	-	198,743	133,204
Total Liabilities	42,727	48,553	27,648	233,491	329,807	212,064	141,129
Members’ equity (deficit)
Members’ capital	593,296	649,953	482,257	2,405	330	115,531	72,850
Retained earnings (accumulated deficit)	1,418	(67,907)	(24,106)	(7,968)	(5,284)	(28,641)	(13,529)
Total members’ equity (deficit)	594,713	582,046	458,151	(5,563)	(4,954)	86,890	59,321
Total liabilities and members’ equity (deficit)	$637,440	$630,599	$485,799	$227,928	$324,853	$298,954	$200,450

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier
ASSETS
Current assets:
Cash	$1,362	$20,996	$2,956	$16,728	$317	$25,175	$14,176
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,218	509	1,475	340	1,026	-	2,141
Due from (to) third party property managers	4,731	4,514	7,673	4,097	(3,569)	(2,757)	6,496
Total current assets	7,310	26,018	12,104	21,166	(2,227)	22,418	22,813
Property and equipment, net	$247,484	$294,773	$278,995	$327,184	$246,012	$301,220	$331,910
Deposits	$2,245	$1,995	$1,795	$2,195	$2,993	$-	$2,195
Total assets	$257,039	$322,786	$292,894	$350,544	$246,778	$323,638	$356,919

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,199	$5,874	$2,461	$5,440	$2,196	$1,894	$2,548
Due to (from) related parties	8,466	(507)	6,535	4,518	7,474	2,472	4,672
Total Current liabilities	10,664	5,367	8,997	9,959	9,671	4,366	7,219
Tenant deposits	2,245	1,995	1,795	2,195	2,993	-	2,195
Mortgage payable, net	124,200	-	200,866	-	171,923	-	242,530
Total Liabilities	137,109	7,362	211,658	12,154	184,586	4,366	251,944
Members’ equity (deficit)
Members’ capital	151,692	323,135	98,105	351,685	82,572	326,781	121,833
Retained earnings (accumulated deficit)	(31,762)	(7,711)	(16,869)	(13,295)	(20,380)	(7,509)	(16,859)
Total members’ equity (deficit)	119,930	315,424	81,236	338,391	62,192	319,272	104,974
Total liabilities and members’ equity (deficit)	$257,039	$322,786	$292,894	$350,544	$246,778	$323,638	$356,919

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle
ASSETS
Current assets:
Cash	$18,044	$1,067	$1,125	$16,160	$12,611	$13,396	$5,101
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	556	1,278	3,450	1,210	1,607	492	1,234
Due from (to) third party property managers	6,053	2,233	5,291	(8,312)	12,164	(2,290)	1,693
Total current assets	24,654	4,579	9,866	9,057	26,381	11,598	8,027
Property and equipment, net	$558,711	$189,841	$240,576	$258,687	$269,313	$304,934	$425,965
Deposits	$2,895	$1,495	$2,619	$1,795	$4,590	$-	$2,495
Total assets	$586,260	$195,915	$253,060	$269,539	$300,285	$316,532	$436,487

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$9,593	$2,280	$3,305	$6,703	$3,424	$7,767	$3,832
Due to (from) related parties	17,815	6,538	5,919	25,522	6,180	(283)	26,569
Total Current liabilities	27,407	8,818	9,224	32,225	9,604	7,484	30,400
Tenant deposits	2,895	1,495	2,619	1,795	4,590	-	2,495
Mortgage payable, net	-	129,737	163,543	-	194,557	-	-
Total Liabilities	30,302	140,050	175,386	34,020	208,751	7,484	32,895
Members’ equity (deficit)
Members’ capital	566,477	68,664	92,034	258,269	92,889	332,233	444,347
Retained earnings (accumulated deficit)	(10,519)	(12,800)	(14,360)	(22,750)	(1,355)	(23,184)	(40,756)
Total members’ equity (deficit)	555,958	55,865	77,674	235,519	91,534	309,049	403,592
Total liabilities and members’ equity (deficit)	$586,260	$195,915	$253,060	$269,539	$300,285	$316,532	$436,487

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan	Briarwood
ASSETS
Current assets:
Cash	$20,507	$16,933	$24,959	$10,093	$3,743	$10,873	$1,356	$21,004
Other receivables	-	-	-	-	-	-	-	-
Prepaid expenses	312	288	506	974	629	822	2,159	237
Due from (to) third party property managers	7,447	4,417	(598)	7,212	6,226	5,361	2,221	(121)
Total current assets	28,266	21,639	24,867	18,279	10,597	17,055	5,735	21,120
Property and equipment, net	$293,054	$218,993	$246,986	$329,371	$284,408	$313,845	$218,555	$208,762
Deposits	$2,295	$1,595	$1,845	$2,295	$2,595	$2,045	$1,994	$-
Total assets	$323,614	$242,226	$273,699	$349,945	$297,601	$332,946	$226,284	$229,881

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,747	$5,639	$7,188	$12,655	$6,920	$5,882	$1,335	$2,688
Due to (from) related parties	5,292	1,804	6,542	11,237	(10,799)	11,136	17,726	867
Total Current liabilities	11,038	7,443	13,730	23,892	(3,878)	17,018	19,061	3,556
Tenant deposits	2,295	1,595	1,845	2,295	2,595	2,045	1,994	-
Mortgage payable, net	-	-	-	-	142,160	-	153,817	-
Total Liabilities	13,333	9,038	15,575	26,187	140,877	19,063	174,872	3,556
Members’ equity (deficit)
Members’ capital	314,832	237,473	265,963	343,756	163,989	329,533	87,119	237,227
Retained earnings (accumulated deficit)	(4,550)	(4,285)	(7,839)	(19,999)	(7,265)	(15,651)	(35,706)	(10,901)
Total members’ equity (deficit)	310,281	233,188	258,124	323,758	156,724	313,883	51,413	226,325
Total liabilities and members’ equity (deficit)	$323,614	$242,226	$273,699	$349,945	$297,601	$332,946	$226,284	$229,881

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Brooklyn	Burlington	Butter	Calvin	Camino	Campbell	Cawley
ASSETS
Current assets:
Cash	$171	$12,564	$222	$22,562	$16,603	$-	$21,791
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	464	2,266	2,883	199	337	-	545
Due from (to) third party property managers	3,870	9,874	14,204	2,550	5,709	-	6,487
Total current assets	4,505	24,704	17,310	25,311	22,649	-	28,823
Property and equipment, net	$167,213	$627,084	$358,935	$235,837	$256,920	$-	$312,610
Deposits	$1,249	$3,395	$2,795	$1,795	$1,994	$-	$2,195
Total assets	$172,967	$655,183	$379,040	$262,942	$281,562	$-	$343,628

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,392	$10,896	$3,326	$2,991	$4,438	$-	$6,195
Due to (from) related parties	10,819	27,374	13,906	1,081	5,221	69,756	4,991
Total Current liabilities	13,210	38,271	17,231	4,072	9,659	69,756	11,186
Tenant deposits	1,249	3,395	2,795	1,795	1,994	-	2,195
Mortgage payable, net	81,375	-	259,896	-	-	-	-
Total Liabilities	95,834	41,666	279,923	5,867	11,653	69,756	13,381
Members’ equity (deficit)
Members’ capital	100,573	626,642	121,132	262,824	269,656	3,161	334,802
Retained earnings (accumulated deficit)	(23,440)	(13,124)	(22,015)	(5,748)	254	(72,917)	(4,555)
Total members’ equity (deficit)	77,133	613,517	99,117	257,076	269,909	(69,756)	330,247
Total liabilities and members’ equity (deficit)	$172,967	$655,183	$379,040	$262,942	$281,562	$-	$343,628

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Centennial	Chaparral	Chattahoochee	Chelsea	Chester	Chickamauga	Chinook
ASSETS
Current assets:
Cash	$9,087	$18,793	$-	$2,782	$4,291	$28,234	$7,395
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(99)	272	-	2,570	1,444	972	624
Due from (to) third party property managers	4,460	(1,437)	-	5,988	6,503	2,054	(869)
Total current assets	13,448	17,628	-	11,340	12,238	31,260	7,150
Property and equipment, net	$267,090	$181,513	$-	$295,663	$359,628	$364,915	$310,454
Deposits	$1,895	$3,000	$-	$1,895	$2,445	$2,545	$2,095
Total assets	$282,433	$202,141	$-	$308,898	$374,311	$398,720	$319,699

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,636	$6,556	$-	$4,128	$2,825	$9,570	$6,069
Due to (from) related parties	5,729	7,053	-	(3,745)	(7,908)	7,158	(1,082)
Total Current liabilities	8,366	13,609	-	383	(5,083)	16,729	4,987
Tenant deposits	1,895	3,000	-	1,895	2,445	2,545	2,095
Mortgage payable, net	187,578	103,192	-	213,270	181,530	-	-
Total Liabilities	197,839	119,801	-	215,548	178,892	19,274	7,082
Members’ equity (deficit)
Members’ capital	99,231	81,858	-	106,587	214,302	381,178	330,639
Retained earnings (accumulated deficit)	(14,637)	482	-	(13,237)	(18,883)	(1,731)	(18,023)
Total members’ equity (deficit)	84,594	82,340	-	93,350	195,419	379,446	312,617
Total liabilities and members’ equity (deficit)	$282,433	$202,141	$-	$308,898	$374,311	$398,720	$319,699

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Chitwood	Clover	Coatbridge	Collier	Collinston	Conway	Cove
ASSETS
Current assets:
Cash	$12,399	$12,229	$223	$13,986	$650	$4,086	$14,802
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	403	612	1,827	387	824	1,280	502
Due from (to) third party property managers	6,393	9,423	(3,907)	6,735	7,574	8,675	5,204
Total current assets	19,195	22,264	(1,858)	21,108	9,048	14,041	20,509
Property and equipment, net	$370,485	$319,996	$262,048	$343,946	$199,231	$665,159	$208,080
Deposits	$2,795	$1,895	$6,135	$2,445	$1,994	$3,250	$1,595
Total assets	$392,475	$344,156	$266,325	$367,499	$210,273	$682,450	$230,184

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$10,958	$5,123	$2,877	$4,991	$1,335	$7,602	$4,506
Due to (from) related parties	2,230	15,730	12,934	26,386	18,279	21,523	4,614
Total Current liabilities	13,188	20,852	15,810	31,377	19,614	29,125	9,120
Tenant deposits	2,795	1,895	6,135	2,445	1,994	3,250	1,595
Mortgage payable, net	-	-	173,204	-	134,859	-	-
Total Liabilities	15,983	22,747	195,149	33,822	156,468	32,375	10,715
Members’ equity (deficit)
Members’ capital	384,786	325,830	100,241	347,837	83,745	686,468	222,632
Retained earnings (accumulated deficit)	(8,295)	(4,422)	(29,065)	(14,160)	(29,939)	(36,393)	(3,163)
Total members’ equity (deficit)	376,491	321,408	71,177	333,677	53,806	650,075	219,469
Total liabilities and members’ equity (deficit)	$392,475	$344,156	$266,325	$367,499	$210,273	$682,450	$230,184

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Creekside	Creekwood	Cumberland	Cupcake	Cypress	Daisy	Davidson
ASSETS
Current assets:
Cash	$14,662	$901	$21,941	$12,632	$20,606	$18,365	$2,931
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	526	2,404	513	682	4,569	455	2,186
Due from (to) third party property managers	5,355	3,534	4,650	1,626	2,602	5,445	(2,972)
Total current assets	20,542	6,838	27,104	14,941	27,778	24,265	2,145
Property and equipment, net	$301,191	$280,232	$286,838	$214,529	$354,411	$291,729	$199,901
Deposits	$2,395	$1,795	$1,695	$1,595	$2,395	$1,695	$1,806
Total assets	$324,128	$288,865	$315,637	$231,065	$384,584	$317,689	$203,852

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$8,309	$2,500	$6,289	$3,378	$4,197	$7,165	$2,232
Due to (from) related parties	5,480	(7,847)	6,330	302	12,803	10,160	7,299
Total Current liabilities	13,788	(5,347)	12,618	3,680	17,000	17,325	9,531
Tenant deposits	2,395	1,795	1,695	1,595	2,395	1,695	1,806
Mortgage payable, net	-	141,105	-	150,091	178,936	-	145,281
Total Liabilities	16,183	137,553	14,313	155,366	198,331	19,020	156,619
Members’ equity (deficit)
Members’ capital	307,870	169,337	301,266	74,155	210,247	303,624	73,222
Retained earnings (accumulated deficit)	75	(18,024)	58	1,544	(23,994)	(4,956)	(25,988)
Total members’ equity (deficit)	307,945	151,312	301,324	75,699	186,253	298,668	47,233
Total liabilities and members’ equity (deficit)	$324,128	$288,865	$315,637	$231,065	$384,584	$317,689	$203,852

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Dawson	Delta	Dewberry	Diablo	Dogwood	Dolittle	Dolly
ASSETS
Current assets:
Cash	$-	$1,789	$-	$1,951	$10,714	$941	$12,293
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,360	2,785	429	1,779	642	1,868	905
Due from (to) third party property managers	6,088	(9,839)	7,298	6,978	9,121	6,276	9,490
Total current assets	8,448	(5,265)	7,726	10,708	20,478	9,086	22,689
Property and equipment, net	$216,097	$326,471	$178,136	$284,911	$232,743	$290,687	$667,983
Deposits	$1,745	$-	$4,785	$2,145	$2,243	$3,443	$6,390
Total assets	$226,290	$321,206	$190,648	$297,763	$255,463	$303,215	$697,061

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,212	$1,695	$2,251	$4,482	$3,835	$3,932	$7,230
Due to (from) related parties	19,660	43,795	8,822	27,893	8,403	5,129	20,259
Total Current liabilities	21,872	45,490	11,073	32,375	12,238	9,061	27,489
Tenant deposits	1,745	-	4,785	2,145	2,243	3,443	6,390
Mortgage payable, net	144,222	224,506	119,432	205,745	-	205,431	-
Total Liabilities	167,839	269,996	135,290	240,265	14,481	217,935	33,879
Members’ equity (deficit)
Members’ capital	84,784	119,272	71,437	101,646	241,546	102,467	697,427
Retained earnings (accumulated deficit)	(26,333)	(68,063)	(16,079)	(44,148)	(563)	(17,187)	(34,245)
Total members’ equity (deficit)	58,451	51,210	55,358	57,498	240,982	85,280	663,182
Total liabilities and members’ equity (deficit)	$226,290	$321,206	$190,648	$297,763	$255,463	$303,215	$697,061

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Dops	Dorchester	Dunbar	Duncan	Eagle	Eastfair	Eastwood
ASSETS
Current assets:
Cash	$9,336	$9,281	$829	$-	$8,998	$3,306	$27,058
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	446	1,428	50	-	1,986	2,487	245
Due from (to) third party property managers	8,809	6,054	1,111	-	(494)	(5,315)	73
Total current assets	18,590	16,763	1,990	-	10,491	477	27,376
Property and equipment, net	$200,581	$333,247	$324,690	$-	$269,037	$201,546	$318,890
Deposits	$-	$2,195	$2,996	$-	$1,995	$3,590	$2,295
Total assets	$219,171	$352,205	$329,675	$-	$281,523	$205,613	$348,561

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$4,223	$13,035	$4,720	$-	$3,945	$2,436	$3,485
Due to (from) related parties	4,020	11,672	39,697	-	(11,024)	4,920	3,808
Total Current liabilities	8,243	24,707	44,417	-	(7,079)	7,357	7,292
Tenant deposits	2,093	2,195	2,996	-	1,995	3,590	2,295
Mortgage payable, net	-	-	-	-	131,703	147,944	-
Total Liabilities	10,335	26,902	47,412	-	126,620	158,891	9,587
Members’ equity (deficit)
Members’ capital	213,611	352,413	325,733	-	156,130	63,228	347,943
Retained earnings (accumulated deficit)	(4,775)	(27,110)	(43,470)	-	(1,226)	(16,505)	(8,970)
Total members’ equity (deficit)	208,836	325,303	282,263	-	154,904	46,722	338,973
Total liabilities and members’ equity (deficit)	$219,171	$352,205	$329,675	$-	$281,523	$205,613	$348,561

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Elevation	Ella	Ellen	Elm	Emporia	Ensenada	Falcon
ASSETS
Current assets:
Cash	$554	$16,261	$18,340	$1,155	$333	$19,001	$13,791
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,696	469	350	2,314	2,012	2,175	2,081
Due from (to) third party property managers	733	3,541	131	(532)	79	9,732	73
Total current assets	2,984	20,272	18,821	2,937	2,424	30,908	15,945
Property and equipment, net	$262,577	$257,052	$247,331	$155,693	$336,694	$532,327	$269,725
Deposits	$3,990	$1,795	$2,693	$1,495	$2,495	$3,295	$1,950
Total assets	$269,551	$279,119	$268,845	$160,125	$341,613	$566,530	$287,620

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,239	$6,885	$6,710	$1,992	$2,930	$4,006	$4,747
Due to (from) related parties	27,888	9,961	(1,925)	5,986	10,361	9,791	(2,818)
Total Current liabilities	30,127	16,846	4,786	7,978	13,291	13,797	1,929
Tenant deposits	3,990	1,795	2,693	1,495	2,495	3,295	1,950
Mortgage payable, net	170,378	-	-	105,817	242,578	388,577	131,694
Total Liabilities	204,495	18,641	7,478	115,289	258,364	405,669	135,573
Members’ equity (deficit)
Members’ capital	103,194	274,058	273,378	63,009	123,807	186,752	154,432
Retained earnings (accumulated deficit)	(38,138)	(13,580)	(12,011)	(18,173)	(40,559)	(25,891)	(2,385)
Total members’ equity (deficit)	65,056	260,478	261,367	44,836	83,249	160,861	152,047
Total liabilities and members’ equity (deficit)	$269,551	$279,119	$268,845	$160,125	$341,613	$566,530	$287,620

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Felix	Fenwick	Fletcher	Folly	Forest	Foster	Franklin
ASSETS
Current assets:
Cash	$16,615	$20,374	$19,609	$9,718	$972	$29,623	$12,417
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	334	518	127	1,217	3,723	327	523
Due from (to) third party property managers	6,432	5,591	3,674	6,804	(2,426)	6,960	2,528
Total current assets	23,382	26,482	23,410	17,739	2,269	36,909	15,468
Property and equipment, net	$253,322	$298,020	$175,261	$308,116	$341,123	$311,537	$302,320
Deposits	$2,393	$2,095	$1,395	$2,695	$2,595	$2,349	$2,095
Total assets	$279,097	$326,597	$200,066	$328,550	$345,987	$350,795	$319,883

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$6,672	$6,085	$2,383	$10,776	$1,335	$11,021	$8,266
Due to (from) related parties	8,089	4,499	4,564	19,397	35,596	4,964	(1,349)
Total Current liabilities	14,761	10,584	6,947	30,173	36,931	15,985	6,917
Tenant deposits	2,393	2,095	1,395	2,695	2,595	2,349	2,095
Mortgage payable, net	-	-	-	-	225,248	-	-
Total Liabilities	17,154	12,679	8,342	32,868	264,774	18,334	9,012
Members’ equity (deficit)
Members’ capital	267,339	321,039	199,420	318,420	137,025	337,311	326,200
Retained earnings (accumulated deficit)	(5,397)	(7,121)	(7,696)	(22,738)	(55,813)	(4,850)	(15,329)
Total members’ equity (deficit)	261,943	313,918	191,724	295,682	81,213	332,461	310,871
Total liabilities and members’ equity (deficit)	$279,097	$326,597	$200,066	$328,550	$345,987	$350,795	$319,883

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Gardens	General	Goose	Grant	Greenhill	Gretal	Grove
ASSETS
Current assets:
Cash	$2,979	$16,134	$12,548	$7,131	$1,823	$21,406	$436
Other receivables	(4,304)	-	-	-	-	-	-
Prepaid expenses	1,889	467	2,113	2,526	2,332	640	1,507
Due from (to) third party property managers	1,439	(2,403)	150	12,043	11,043	7,145	5,478
Total current assets	2,004	14,198	14,812	21,699	15,198	29,190	7,421
Property and equipment, net	$217,726	$314,801	$250,723	$355,029	$312,415	$439,325	$226,418
Deposits	$1,869	$2,495	$1,950	$-	$3,119	$2,395	$1,869
Total assets	$221,599	$331,494	$267,484	$376,728	$330,732	$470,910	$235,707

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,714	$7,757	$3,853	$2,954	$3,223	$7,505	$2,050
Due to (from) related parties	4,362	(485)	(2,556)	6,840	7,477	9,435	8,770
Total Current liabilities	7,076	7,272	1,297	9,793	10,700	16,940	10,819
Tenant deposits	1,869	2,495	1,950	-	3,119	2,395	1,869
Mortgage payable, net	134,830	-	122,630	256,502	225,483	-	155,681
Total Liabilities	143,774	9,767	125,877	266,295	239,302	19,335	168,369
Members’ equity (deficit)
Members’ capital	91,021	342,938	143,936	130,632	104,882	469,906	82,745
Retained earnings (accumulated deficit)	(13,196)	(21,211)	(2,328)	(20,199)	(13,451)	(18,331)	(15,407)
Total members’ equity (deficit)	77,825	321,727	141,607	110,433	91,431	451,575	67,338
Total liabilities and members’ equity (deficit)	$221,599	$331,494	$267,484	$376,728	$330,732	$470,910	$235,707

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Hadden	Hansard	Hansel	Hargrave	Harrison	Henry	Heritage
ASSETS
Current assets:
Cash	$6,140	$23,034	$12,324	$461	$6,309	$2,683	$23,848
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,860	419	2,753	199	2,072	473	2,911
Due from (to) third party property managers	9,978	6,369	6,238	(610)	8,695	(1,147)	2,340
Total current assets	17,977	29,821	21,315	51	17,076	2,009	29,099
Property and equipment, net	$210,849	$297,391	$394,085	$233,379	$444,477	$416,767	$284,227
Deposits	$1,645	$2,450	$2,095	$-	$3,145	$2,450	$1,995
Total assets	$230,471	$329,662	$417,495	$233,430	$464,697	$421,226	$315,321

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,979	$8,895	$3,605	$2,986	$4,735	$2,962	$2,335
Due to (from) related parties	4,708	4,845	18,196	234,527	(5,783)	31,565	33,251
Total Current liabilities	7,688	13,740	21,801	237,513	(1,048)	34,527	35,586
Tenant deposits	1,645	2,450	2,095	-	3,145	2,450	1,995
Mortgage payable, net	141,790	-	197,418	-	224,650	-	200,854
Total Liabilities	151,123	16,190	221,314	237,513	226,747	36,977	238,435
Members’ equity (deficit)
Members’ capital	85,741	315,246	229,179	1,843	256,988	423,215	102,206
Retained earnings (accumulated deficit)	(6,392)	(1,774)	(32,998)	(5,926)	(19,038)	(38,966)	(25,320)
Total members’ equity (deficit)	79,348	313,472	196,181	(4,083)	237,950	384,249	76,886
Total liabilities and members’ equity (deficit)	$230,471	$329,662	$417,495	$233,430	$464,697	$421,226	$315,321

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Heron	Highland	Hines	Hobbes	Holcomb	Holland	Hollandaise
ASSETS
Current assets:
Cash	$330	$8,230	$6,818	$22,214	$30,016	$350	$5,398
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,023	240	270	199	(29)	2,103	2,023
Due from (to) third party property managers	10,902	6,333	4,794	(726)	222	5,536	16,343
Total current assets	13,256	14,804	11,882	21,688	30,209	7,990	23,763
Property and equipment, net	$280,413	$277,912	$254,925	$233,684	$343,019	$199,416	$351,137
Deposits	$2,369	$2,843	$1,845	$-	$2,095	$2,168	$2,295
Total assets	$296,038	$295,558	$268,652	$255,372	$375,323	$209,573	$377,196

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,330	$7,928	$4,951	$2,974	$5,234	$2,042	$2,815
Due to (from) related parties	5,275	8,854	12,068	(683)	20,805	3,119	4,163
Total Current liabilities	8,605	16,783	17,018	2,291	26,039	5,161	6,978
Tenant deposits	2,369	2,843	1,845	-	2,095	2,168	2,295
Mortgage payable, net	198,769	-	-	-	-	145,287	252,997
Total Liabilities	209,742	19,625	18,863	2,291	28,134	152,615	262,270
Members’ equity (deficit)
Members’ capital	100,965	282,634	257,932	261,828	359,391	84,392	138,465
Retained earnings (accumulated deficit)	(14,669)	(6,701)	(8,143)	(8,747)	(12,202)	(27,435)	(23,539)
Total members’ equity (deficit)	86,296	275,933	249,789	253,081	347,189	56,958	114,926
Total liabilities and members’ equity (deficit)	$296,038	$295,558	$268,652	$255,372	$375,323	$209,573	$377,196

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Holloway	Inglewood	Irene	Jack	Jake	Jefferson	Jill
ASSETS
Current assets:
Cash	$38	$12,751	$22,155	$5,559	$6,324	$17,923	$4,740
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,015	1,676	211	2,280	1,145	1,165	4,102
Due from (to) third party property managers	8,715	10,180	(568)	7,692	4,674	6,265	6,709
Total current assets	10,767	24,607	21,798	15,532	12,143	25,352	15,551
Property and equipment, net	$318,591	$659,619	$175,261	$404,310	$569,206	$269,271	$389,228
Deposits	$3,119	$3,645	$1,395	$2,995	$2,895	$2,595	$2,195
Total assets	$332,477	$687,871	$198,454	$422,837	$584,244	$297,218	$406,974

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,253	$10,065	$2,628	$2,619	$11,832	$8,177	$3,480
Due to (from) related parties	7,568	13,152	2,929	10,845	20,643	3,576	(4,475)
Total Current liabilities	10,821	23,217	5,557	13,464	32,475	11,753	(995)
Tenant deposits	3,119	3,645	1,395	2,995	2,895	2,595	2,195
Mortgage payable, net	218,295	-	-	286,877	-	-	196,544
Total Liabilities	232,234	26,862	6,952	303,336	35,370	14,348	197,744
Members’ equity (deficit)
Members’ capital	124,068	693,953	200,070	146,770	588,435	286,804	228,922
Retained earnings (accumulated deficit)	(23,825)	(32,943)	(8,568)	(27,270)	(39,561)	(3,934)	(19,692)
Total members’ equity (deficit)	100,243	661,009	191,502	119,501	548,874	282,870	209,230
Total liabilities and members’ equity (deficit)	$332,477	$687,871	$198,454	$422,837	$584,244	$297,218	$406,974

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Johnny	June	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn
ASSETS
Current assets:
Cash	$33,784	$13,071	$4,172	$2,520	$28,570	$15,768	$10,143
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	739	740	1,130	2,004	709	905	961
Due from (to) third party property managers	10,266	9,784	7,006	7,036	3,106	9,234	4,919
Total current assets	44,790	23,595	12,308	11,560	32,385	25,907	16,024
Property and equipment, net	$567,288	$567,288	$199,227	$264,371	$411,471	$667,983	$322,408
Deposits	$3,795	$3,545	$1,869	$2,543	$2,495	$3,095	$2,369
Total assets	$615,873	$594,428	$213,404	$278,473	$446,351	$696,985	$340,800

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$8,545	$12,323	$2,070	$2,731	$4,250	$7,558	$2,421
Due to (from) related parties	65,634	37,312	7,141	(3,235)	24,700	12,894	17,389
Total Current liabilities	74,179	49,635	9,211	(503)	28,950	20,452	19,811
Tenant deposits	3,795	3,545	1,869	2,543	2,495	3,095	2,369
Mortgage payable, net	-	-	138,087	190,440	-	-	235,553
Total Liabilities	77,974	53,180	149,167	192,479	31,445	23,547	257,733
Members’ equity (deficit)
Members’ capital	583,323	583,178	83,593	96,804	428,327	697,315	121,882
Retained earnings (accumulated deficit)	(45,424)	(41,930)	(19,356)	(10,811)	(13,421)	(23,878)	(38,815)
Total members’ equity (deficit)	537,900	541,248	64,237	85,994	414,906	673,437	83,068
Total liabilities and members’ equity (deficit)	$615,873	$594,428	$213,404	$278,473	$446,351	$696,985	$340,800

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Kessler	Kingsley	Kirkwood	Korin	Lallie	Lanier	Lannister
ASSETS
Current assets:
Cash	$1,471	$-	$3,527	$21,973	$515	$10,134	$797
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,109	411	2,462	316	514	3,036	3,432
Due from (to) third party property managers	4,796	7,326	4,669	5,790	(1,579)	(235)	4,094
Total current assets	7,377	7,737	10,658	28,079	(550)	12,935	8,323
Property and equipment, net	$254,464	$295,374	$252,044	$272,326	$357,973	$369,293	$173,539
Deposits	$1,595	$2,869	$2,393	$1,995	$-	$2,295	$1,943
Total assets	$263,436	$305,980	$265,094	$302,400	$357,423	$384,523	$183,805

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,188	$3,092	$3,082	$8,491	$1,571	$2,820	$1,997
Due to (from) related parties	3,043	9,071	6,035	8,175	39,623	5,481	10,613
Total Current liabilities	5,232	12,162	9,116	16,666	41,194	8,301	12,610
Tenant deposits	1,595	2,869	2,393	1,995	-	2,295	1,943
Mortgage payable, net	125,217	212,350	180,003	-	237,617	261,322	112,602
Total Liabilities	132,044	227,381	191,511	18,661	278,810	271,918	127,154
Members’ equity (deficit)
Members’ capital	149,628	100,776	91,257	285,974	123,321	132,004	77,946
Retained earnings (accumulated deficit)	(18,235)	(22,177)	(17,674)	(2,236)	(44,709)	(19,399)	(21,295)
Total members’ equity (deficit)	131,393	78,599	73,583	283,739	78,613	112,605	56,650
Total liabilities and members’ equity (deficit)	$263,436	$305,980	$265,094	$302,400	$357,423	$384,523	$183,805

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Latte	Lennox	Lierly	Lily	Limestone	Litton	Longwoods
ASSETS
Current assets:
Cash	$9,117	$4,237	$21,077	$5,397	$1,897	$9,012	$21,591
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	723	931	295	4,660	1,025	554	532
Due from (to) third party property managers	9,945	3,560	831	7,687	(5,182)	6,564	3,958
Total current assets	19,786	8,727	22,204	17,745	(2,261)	16,130	26,081
Property and equipment, net	$353,266	$203,140	$197,735	$504,543	$275,655	$313,889	$267,766
Deposits	$3,293	$1,695	$1,750	$2,395	$3,293	$2,445	$1,995
Total assets	$376,344	$213,562	$221,688	$524,683	$276,686	$332,464	$295,842

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,802	$2,924	$7,536	$2,068	$1,542	$4,629	$9,648
Due to (from) related parties	11,124	5,444	6,663	65,815	(5,721)	(6,877)	2,868
Total Current liabilities	14,927	8,368	14,199	67,883	(4,178)	(2,248)	12,516
Tenant deposits	3,293	1,695	1,750	2,395	3,293	2,445	1,995
Mortgage payable, net	-	137,782	129,743	308,645	200,898	156,867	-
Total Liabilities	18,219	147,844	145,692	378,923	200,012	157,064	14,511
Members’ equity (deficit)
Members’ capital	360,828	78,810	73,130	211,475	108,182	181,077	291,212
Retained earnings (accumulated deficit)	(2,703)	(13,092)	2,867	(65,715)	(31,508)	(5,676)	(9,881)
Total members’ equity (deficit)	358,125	65,718	75,997	145,760	76,674	175,400	281,331
Total liabilities and members’ equity (deficit)	$376,344	$213,562	$221,688	$524,683	$276,686	$332,464	$295,842

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Lookout	Loretta	Louis	Louise	Lovejoy	Luna	Lurleen
ASSETS
Current assets:
Cash	$9,326	$10,811	$23,129	$7,859	$977	$2,813	$109
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	452	1,280	562	2,283	1,828	836	510
Due from (to) third party property managers	5,827	8,996	6,847	6,765	(346)	(3,791)	(3,154)
Total current assets	15,605	21,087	30,538	16,908	2,459	(142)	(2,535)
Property and equipment, net	$333,483	$664,780	$267,683	$265,226	$282,429	$201,546	$221,497
Deposits	$2,145	$3,445	$1,895	$2,369	$1,995	$1,750	$1,695
Total assets	$351,232	$689,312	$300,116	$284,503	$286,883	$203,153	$220,657

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,346	$7,579	$5,359	$3,055	$2,805	$3,131	$3,269
Due to (from) related parties	10,232	15,350	4,387	5,039	6,547	5,268	(3,153)
Total Current liabilities	15,577	22,928	9,747	8,094	9,352	8,400	116
Tenant deposits	2,145	3,445	1,895	2,369	1,995	1,750	1,695
Mortgage payable, net	-	-	-	180,008	202,958	147,944	107,800
Total Liabilities	17,722	26,373	11,642	190,471	214,305	158,094	109,611
Members’ equity (deficit)
Members’ capital	339,063	678,794	293,870	101,524	101,235	65,905	128,594
Retained earnings (accumulated deficit)	(5,553)	(15,856)	(5,396)	(7,493)	(28,658)	(20,845)	(17,548)
Total members’ equity (deficit)	333,510	662,939	288,474	94,031	72,578	45,060	111,046
Total liabilities and members’ equity (deficit)	$351,232	$689,312	$300,116	$284,503	$286,883	$203,153	$220,657

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Madison	Mae	Magnolia	Malbec	Mammoth	Marcelo	Marie
ASSETS
Current assets:
Cash	$2,797	$13,420	$24,684	$13,690	$5,883	$15,306	$22,860
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	977	756	1,282	458	2,445	295	439
Due from (to) third party property managers	(2,159)	12,854	1,984	(5,721)	(7,912)	4,994	7,341
Total current assets	1,615	27,030	27,950	8,427	416	20,595	30,640
Property and equipment, net	$198,877	$342,907	$246,933	$298,434	$327,989	$276,392	$313,411
Deposits	$1,449	$4,190	$1,795	$2,195	$2,095	$1,945	$2,745
Total assets	$201,941	$374,128	$276,679	$309,056	$330,500	$298,932	$346,796

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,152	$12,627	$2,232	$3,265	$1,335	$5,050	$9,647
Due to (from) related parties	10,196	8,458	31,802	7,235	11,422	8,874	4,123
Total Current liabilities	12,348	21,085	34,034	10,500	12,757	13,924	13,770
Tenant deposits	1,449	4,190	1,795	2,195	2,095	1,945	2,745
Mortgage payable, net	99,848	-	170,986	204,900	235,613	-	-
Total Liabilities	113,644	25,275	206,815	217,595	250,465	15,869	16,515
Members’ equity (deficit)
Members’ capital	118,216	355,761	91,219	104,352	119,439	294,851	331,273
Retained earnings (accumulated deficit)	(29,919)	(6,908)	(21,355)	(12,891)	(39,404)	(11,787)	(991)
Total members’ equity (deficit)	88,297	348,853	69,864	91,461	80,035	283,064	330,281
Total liabilities and members’ equity (deficit)	$201,941	$374,128	$276,679	$309,056	$330,500	$298,932	$346,796

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Marietta	Marion	Marple	Martell	Mary	Matchingham	McGregor
ASSETS
Current assets:
Cash	$1,099	$21,583	$13,821	$14,172	$15,677	$8,340	$9,748
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,889	1,169	222	563	481	800	150
Due from (to) third party property managers	(382)	2,989	3,027	(1,276)	5,920	6,841	5,471
Total current assets	2,606	25,741	17,070	13,459	22,078	15,981	15,369
Property and equipment, net	$293,705	$258,246	$174,457	$258,391	$269,971	$199,842	$289,920
Deposits	$2,095	$1,795	$2,093	$-	$2,095	$1,795	$1,895
Total assets	$298,405	$285,782	$193,620	$271,849	$294,144	$217,618	$307,184

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,947	$7,641	$5,260	$4,256	$7,434	$3,524	$7,519
Due to (from) related parties	584	10,553	1,156	4,410	1,957	4,707	10,337
Total Current liabilities	3,530	18,194	6,416	8,667	9,392	8,230	17,856
Tenant deposits	2,095	1,795	2,093	-	2,095	1,795	1,895
Mortgage payable, net	148,320	-	-	-	-	144,649	-
Total Liabilities	153,946	19,989	8,508	8,667	11,487	154,675	19,751
Members’ equity (deficit)
Members’ capital	172,225	280,442	193,734	282,790	289,647	69,057	297,876
Retained earnings (accumulated deficit)	(27,766)	(14,649)	(8,623)	(19,607)	(6,990)	(6,114)	(10,443)
Total members’ equity (deficit)	144,459	265,793	185,111	263,183	282,657	62,943	287,433
Total liabilities and members’ equity (deficit)	$298,405	$285,782	$193,620	$271,849	$294,144	$217,618	$307,184

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	McLovin	Meadow	Mimosa	Mojave	Murphy	Mycroft	Nugget
ASSETS
Current assets:
Cash	$4,318	$1,014	$2,442	$10,626	$8,272	$15,368	$15,822
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,690	1,456	368	587	1,732	226	600
Due from (to) third party property managers	8,910	8,019	7,669	725	9,006	3,995	8,428
Total current assets	15,918	10,489	10,479	11,938	19,010	19,588	24,850
Property and equipment, net	$501,918	$302,704	$206,826	$228,514	$281,290	$178,409	$541,108
Deposits	$3,495	$-	$1,495	$1,096	$2,295	$1,395	$3,295
Total assets	$521,332	$313,192	$218,800	$241,548	$302,594	$199,392	$569,253

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,999	$2,547	$3,134	$2,892	$4,564	$5,363	$14,298
Due to (from) related parties	9,584	629	(2,133)	10,280	5,865	2,997	24,205
Total Current liabilities	13,583	3,176	1,000	13,172	10,429	8,360	38,503
Tenant deposits	3,495	-	1,495	1,596	2,295	1,395	3,295
Mortgage payable, net	364,228	212,715	105,484	160,110	205,125	-	-
Total Liabilities	381,305	215,892	107,980	174,877	217,849	9,755	41,798
Members’ equity (deficit)
Members’ capital	171,498	129,802	123,043	71,377	97,413	196,027	545,466
Retained earnings (accumulated deficit)	(31,472)	(32,501)	(12,222)	(4,707)	(12,668)	(6,390)	(18,012)
Total members’ equity (deficit)	140,027	97,301	110,821	66,670	84,745	189,637	527,454
Total liabilities and members’ equity (deficit)	$521,332	$313,192	$218,800	$241,548	$302,594	$199,392	$569,253

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Odessa	Olive	Oly	Onyx	Oscar	Osceola	Osprey
ASSETS
Current assets:
Cash	$647	$306	$12,870	$13,900	$44,726	$16,995	$12,831
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,825	1,778	2,367	-	752	2,196	1,094
Due from (to) third party property managers	(221)	1,622	7,787	2,183	(23,223)	35	11,792
Total current assets	3,250	3,706	23,025	16,084	22,255	19,226	25,718
Property and equipment, net	$504,017	$220,863	$502,542	$337,397	$254,448	$278,508	$343,233
Deposits	$4,193	$1,895	$2,795	$2,295	$-	$1,696	$4,590
Total assets	$511,460	$226,464	$528,362	$355,776	$276,703	$299,430	$373,540

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,648	$2,775	$3,551	$7,699	$6,425	$7,840	$13,008
Due to (from) related parties	26,228	8,934	8,577	5,740	14,625	5,420	10,284
Total Current liabilities	28,876	11,709	12,128	13,438	21,050	13,260	23,291
Tenant deposits	4,193	1,895	2,795	2,295	-	1,696	4,590
Mortgage payable, net	371,208	124,257	364,932	-	-	-	-
Total Liabilities	404,277	137,861	379,855	15,733	21,050	14,956	27,881
Members’ equity (deficit)
Members’ capital	184,625	113,328	170,998	347,900	274,542	306,396	354,430
Retained earnings (accumulated deficit)	(77,442)	(24,726)	(22,491)	(7,857)	(18,889)	(21,922)	(8,771)
Total members’ equity (deficit)	107,183	88,603	148,506	340,043	255,653	284,474	345,659
Total liabilities and members’ equity (deficit)	$511,460	$226,464	$528,362	$355,776	$276,703	$299,430	$373,540

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Otoro	Palmer	Patrick	Peanut	Pearl	Pecan	Peterson
ASSETS
Current assets:
Cash	$1,822	$22,375	$8,850	$167	$24,130	$18,851	$21,117
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,556	509	310	991	759	285	239
Due from (to) third party property managers	5,391	(1,230)	(194)	8,249	(4,998)	940	(1,809)
Total current assets	8,768	21,654	8,965	9,407	19,891	20,076	19,547
Property and equipment, net	$384,313	$296,442	$199,594	$207,503	$527,387	$192,509	$226,079
Deposits	$-	$-	$1,575	$2,093	$2,795	$3,613	$1,595
Total assets	$393,081	$318,096	$210,134	$219,002	$550,073	$216,199	$247,221

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,335	$5,549	$5,958	$2,316	$9,185	$7,087	$2,811
Due to (from) related parties	55,573	8,014	6,129	954	20,250	6,964	(1,388)
Total Current liabilities	56,908	13,563	12,088	3,270	29,435	14,051	1,423
Tenant deposits	-	-	1,575	2,093	2,795	3,613	1,595
Mortgage payable, net	271,756	-	107,829	145,256	-	112,381	-
Total Liabilities	328,664	13,563	121,491	150,618	32,230	130,045	3,018
Members’ equity (deficit)
Members’ capital	134,632	317,249	93,644	77,098	546,949	84,667	253,685
Retained earnings (accumulated deficit)	(70,215)	(12,715)	(5,001)	(8,714)	(29,107)	1,488	(9,482)
Total members’ equity (deficit)	64,418	304,533	88,643	68,384	517,843	86,154	244,203
Total liabilities and members’ equity (deficit)	$393,081	$318,096	$210,134	$219,002	$550,073	$216,199	$247,221

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Piedmont	Pinot	Pioneer	Plumtree	Point	Porthos	Quincy
ASSETS
Current assets:
Cash	$3,086	$16,588	$7,950	$23,770	$8,937	$28,240	$6,547
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,834	1,229	791	280	3,523	948	538
Due from (to) third party property managers	7,337	(2,850)	9,232	1,694	9,586	4,125	7,283
Total current assets	12,257	14,967	17,974	25,744	22,046	33,314	14,368
Property and equipment, net	$372,038	$301,313	$567,492	$185,939	$368,372	$300,696	$529,780
Deposits	$2,295	$2,195	$3,445	$3,000	$2,295	$2,295	$2,695
Total assets	$386,589	$318,475	$588,911	$214,683	$392,713	$336,305	$546,842

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,061	$3,418	$12,112	$7,378	$2,829	$11,717	$9,939
Due to (from) related parties	(8,808)	7,905	21,271	7,914	8,269	5,079	30,900
Total Current liabilities	(5,747)	11,324	33,383	15,292	11,098	16,796	40,839
Tenant deposits	2,295	2,195	3,445	3,000	2,295	2,295	2,695
Mortgage payable, net	187,900	207,026	-	109,972	265,145	-	-
Total Liabilities	184,448	220,545	36,828	128,264	278,538	19,091	43,534
Members’ equity (deficit)
Members’ capital	225,791	105,095	576,794	82,118	132,426	323,813	549,468
Retained earnings (accumulated deficit)	(23,649)	(7,165)	(24,711)	4,301	(18,250)	(6,600)	(46,160)
Total members’ equity (deficit)	202,141	97,930	552,083	86,419	114,176	317,214	503,308
Total liabilities and members’ equity (deficit)	$386,589	$318,475	$588,911	$214,683	$392,713	$336,305	$546,842

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Redondo	Regency	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond
ASSETS
Current assets:
Cash	$1,352	$8,982	$12,317	$34,185	$287	$19,245	$2,672
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	535	1,005	706	916	1,743	571	347
Due from (to) third party property managers	8,413	6,577	4,750	2,325	12,780	5,040	(2,076)
Total current assets	10,300	16,564	17,774	37,425	14,810	24,856	942
Property and equipment, net	$306,357	$270,413	$428,662	$416,302	$302,694	$304,886	$381,043
Deposits	$2,695	$3,793	$4,293	$2,495	$1,995	$1,995	$2,695
Total assets	$319,352	$290,769	$450,728	$456,222	$319,499	$331,737	$384,681

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,276	$7,765	$4,031	$4,776	$2,444	$8,115	$3,798
Due to (from) related parties	504	(6,887)	29,727	22,444	13,541	7,713	384,342
Total Current liabilities	5,780	878	33,758	27,220	15,986	15,827	388,140
Tenant deposits	2,695	3,793	4,293	2,495	1,995	1,995	2,695
Mortgage payable, net	154,481	134,750	-	-	221,746	-	-
Total Liabilities	162,956	139,420	38,050	29,715	239,726	17,822	390,835
Members’ equity (deficit)
Members’ capital	179,456	155,523	445,802	431,579	114,072	324,069	2,682
Retained earnings (accumulated deficit)	(23,060)	(4,174)	(33,124)	(5,072)	(34,299)	(10,155)	(8,836)
Total members’ equity (deficit)	156,396	151,349	412,678	426,507	79,773	313,915	(6,154)
Total liabilities and members’ equity (deficit)	$319,352	$290,769	$450,728	$456,222	$319,499	$331,737	$384,681

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Ridge	Ritter	River	Riverwalk	Rooney	Roseberry	Rosewood
ASSETS
Current assets:
Cash	$1,258	$6,086	$8,965	$11,665	$3,987	$2,190	$2,222
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,189	766	1,348	382	2,878	1,479	983
Due from (to) third party property managers	10,377	2,143	3,469	9,621	6,628	8,910	7,098
Total current assets	12,824	8,995	13,782	21,667	13,493	12,578	10,302
Property and equipment, net	$204,077	$487,565	$249,940	$382,628	$352,805	$308,394	$260,945
Deposits	$2,543	$3,500	$2,993	$4,790	$2,095	$3,443	$2,768
Total assets	$219,443	$500,060	$266,715	$409,085	$368,393	$324,415	$274,015

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,916	$4,015	$3,466	$2,933	$2,428	$3,243	$2,059
Due to (from) related parties	5,338	23,691	6,833	14,489	12,321	10,305	6,187
Total Current liabilities	8,254	27,706	10,299	17,422	14,749	13,548	8,247
Tenant deposits	2,543	3,500	2,993	4,790	2,095	3,443	2,768
Mortgage payable, net	138,425	-	170,378	-	256,502	209,104	186,953
Total Liabilities	149,222	31,206	183,669	22,212	273,346	226,094	197,967
Members’ equity (deficit)
Members’ capital	79,257	514,931	94,431	392,540	128,669	110,481	96,986
Retained earnings (accumulated deficit)	(9,036)	(46,076)	(11,386)	(5,666)	(33,622)	(12,160)	(20,939)
Total members’ equity (deficit)	70,221	468,854	83,045	386,873	95,046	98,321	76,048
Total liabilities and members’ equity (deficit)	$219,443	$500,060	$266,715	$409,085	$368,393	$324,415	$274,015

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Roxy	Saddlebred	Saint	Sajni	Salem	Salinas	Saturn
ASSETS
Current assets:
Cash	$4,069	$9,534	$21,695	$6,958	$10,972	$14,381	$4,379
Other receivables	-	1,377	-	-	-	-	-
Prepaid expenses	1,220	2,023	1,685	953	1,631	251	1,185
Due from (to) third party property managers	6,210	8,882	5,730	7,579	2,529	(10,745)	5,527
Total current assets	11,499	21,815	29,109	15,489	15,133	3,887	11,091
Property and equipment, net	$314,285	$459,829	$306,883	$307,597	$298,399	$233,538	$207,061
Deposits	$1,995	$4,168	$2,495	$2,745	$2,195	$1,945	$1,806
Total assets	$327,779	$485,812	$338,487	$325,831	$315,728	$239,370	$219,958

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,194	$2,522	$3,109	$5,752	$3,199	$4,818	$2,266
Due to (from) related parties	15,726	28,291	13,578	13,547	6,918	19,881	12,764
Total Current liabilities	17,921	30,813	16,687	19,298	10,117	24,699	15,030
Tenant deposits	1,995	4,168	2,495	2,745	2,195	1,945	1,806
Mortgage payable, net	218,230	329,500	209,801	-	208,794	-	138,092
Total Liabilities	238,146	364,480	228,983	22,043	221,106	26,644	154,928
Members’ equity (deficit)
Members’ capital	116,601	172,313	114,010	311,917	101,124	243,609	87,756
Retained earnings (accumulated deficit)	(26,968)	(50,981)	(4,506)	(8,128)	(6,503)	(30,883)	(22,726)
Total members’ equity (deficit)	89,633	121,332	109,504	303,788	94,622	212,726	65,030
Total liabilities and members’ equity (deficit)	$327,779	$485,812	$338,487	$325,831	$315,728	$239,370	$219,958

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Scepter	Sequoyah	Shallowford	Shoreline	Sigma	Simon	Sims
ASSETS
Current assets:
Cash	$4,796	$2,000	$4,335	$-	$7,893	$18,491	$17,985
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,836	551	2,046	1,285	1,830	470	478
Due from (to) third party property managers	4,967	5,267	6,043	4,747	6,385	5,614	4,951
Total current assets	11,598	7,818	12,424	6,033	16,108	24,576	23,414
Property and equipment, net	$257,539	$242,237	$349,964	$291,210	$365,193	$288,283	$271,179
Deposits	$1,795	$1,795	$2,545	$2,295	$2,869	$2,095	$2,768
Total assets	$270,932	$251,850	$364,933	$299,538	$384,169	$314,954	$297,361

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,149	$5,650	$3,664	$2,857	$3,160	$8,259	$5,368
Due to (from) related parties	9,228	2,493	520	10,715	3,442	2,543	3,917
Total Current liabilities	11,376	8,143	4,183	13,572	6,602	10,801	9,286
Tenant deposits	1,795	1,795	2,545	2,295	2,869	2,095	2,768
Mortgage payable, net	186,989	121,572	176,630	209,988	266,914	-	-
Total Liabilities	200,160	131,510	183,358	225,855	276,384	12,896	12,053
Members’ equity (deficit)
Members’ capital	95,066	143,329	206,811	101,612	127,120	310,236	294,434
Retained earnings (accumulated deficit)	(24,294)	(22,989)	(25,236)	(27,929)	(19,335)	(8,179)	(9,127)
Total members’ equity (deficit)	70,772	120,340	181,574	73,683	107,785	302,058	285,308
Total liabilities and members’ equity (deficit)	$270,932	$251,850	$364,933	$299,538	$384,169	$314,954	$297,361

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Soapstone	Sodalis	Spencer	Splash	Spring	Stonebriar	Sugar
ASSETS
Current assets:
Cash	$16,910	$5,917	$597	$13,815	$9,230	$14,993	$2,820
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	266	355	1,554	409	404	930	1,997
Due from (to) third party property managers	2,669	6,337	8,147	18	8,685	1,665	7,668
Total current assets	19,845	12,608	10,298	14,241	18,320	17,588	12,484
Property and equipment, net	$202,333	$280,566	$281,901	$201,639	$239,799	$195,559	$292,051
Deposits	$(250)	$2,000	$2,349	$1,550	$1,695	$2,790	$3,590
Total assets	$221,929	$295,174	$294,548	$217,431	$259,813	$215,937	$308,126

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$6,596	$6,474	$4,117	$6,027	$9,426	$2,198	$2,510
Due to (from) related parties	6,490	7,811	7,078	8,258	4,994	21,741	5,891
Total Current liabilities	13,086	14,285	11,195	14,285	14,420	23,939	8,400
Tenant deposits	1,600	2,000	2,349	1,550	1,695	2,790	3,590
Mortgage payable, net	126,898	-	192,533	121,870	-	132,740	198,965
Total Liabilities	141,584	16,285	206,077	137,705	16,115	159,468	210,956
Members’ equity (deficit)
Members’ capital	80,286	295,778	103,923	83,957	249,661	76,169	124,080
Retained earnings (accumulated deficit)	59	(16,889)	(15,452)	(4,231)	(5,963)	(19,700)	(26,910)
Total members’ equity (deficit)	80,345	278,889	88,471	79,726	243,698	56,469	97,170
Total liabilities and members’ equity (deficit)	$221,929	$295,174	$294,548	$217,431	$259,813	$215,937	$308,126

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Summerset	Sundance	Sunnyside	Swift	Taylor	Terracotta	Theodore
ASSETS
Current assets:
Cash	$2,097	$7,408	$21,022	$33,205	$1,314	$6,476	$20,437
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,205	505	515	(133)	986	1,591	470
Due from (to) third party property managers	(14,178)	14,931	4,148	2,287	200	6,562	138
Total current assets	(10,876)	22,844	25,684	35,358	2,500	14,629	21,046
Property and equipment, net	$254,009	$314,109	$217,310	$335,366	$226,434	$307,776	$286,138
Deposits	$2,119	$2,695	$1,745	$2,295	$1,495	$3,143	$1,995
Total assets	$245,252	$339,647	$244,739	$373,019	$230,429	$325,548	$309,179

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,010	$13,434	$5,025	$5,073	$2,291	$3,010	$7,881
Due to (from) related parties	6,849	8,891	3,362	24,334	1,139	2,285	(666)
Total Current liabilities	8,858	22,326	8,387	29,406	3,430	5,296	7,215
Tenant deposits	2,119	2,695	1,745	2,295	1,495	3,143	1,995
Mortgage payable, net	163,550	154,481	-	-	111,950	220,328	-
Total Liabilities	174,527	179,502	10,132	31,701	116,875	228,766	9,210
Members’ equity (deficit)
Members’ capital	93,169	178,730	232,921	341,728	139,613	113,454	311,968
Retained earnings (accumulated deficit)	(22,444)	(18,585)	1,687	(410)	(26,059)	(16,673)	(11,999)
Total members’ equity (deficit)	70,725	160,145	234,608	341,318	113,555	96,781	299,969
Total liabilities and members’ equity (deficit)	$245,252	$339,647	$244,739	$373,019	$230,429	$325,548	$309,179

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Tulip	Tuscan	Tuscarora	Tuxford	Vernon	Walton	Wave
ASSETS
Current assets:
Cash	$664	$17,299	$18,305	$360	$1,136	$4,598	$1,332
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,198	822	456	1,970	1,400	424	1,507
Due from (to) third party property managers	4,874	(2,204)	13,419	8,658	6,371	5,502	(6,698)
Total current assets	6,736	15,918	32,180	10,988	8,907	10,525	(3,860)
Property and equipment, net	$305,415	$301,008	$328,088	$251,501	$246,482	$290,685	$321,276
Deposits	$4,390	$2,295	$3,295	$1,895	$2,843	$2,095	$2,744
Total assets	$316,541	$319,221	$363,563	$264,384	$258,232	$303,304	$320,160

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,456	$7,536	$8,830	$2,299	$2,630	$11,750	$1,335
Due to (from) related parties	22,905	3,037	7,692	19,343	6,172	33,421	37,051
Total Current liabilities	25,361	10,573	16,521	21,642	8,802	45,171	38,386
Tenant deposits	4,390	2,295	3,295	1,895	2,843	2,095	2,744
Mortgage payable, net	219,627	180,714	-	176,539	179,870	-	221,719
Total Liabilities	249,378	193,582	19,816	200,076	191,514	47,266	262,849
Members’ equity (deficit)
Members’ capital	109,378	128,250	349,891	93,691	89,413	304,003	112,795
Retained earnings (accumulated deficit)	(42,214)	(2,612)	(6,144)	(29,384)	(22,696)	(47,965)	(55,484)
Total members’ equity (deficit)	67,164	125,639	343,747	64,308	66,717	256,038	57,312
Total liabilities and members’ equity (deficit)	$316,541	$319,221	$363,563	$264,384	$258,232	$303,304	$320,160

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Weldon	Wellington	Wentworth	Wescott	Westchester	Wildwood	Willow
ASSETS
Current assets:
Cash	$5,100	$21,206	$11,461	$5,493	$-	$8,715	$5,756
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,095	403	940	981	1,453	971	557
Due from (to) third party property managers	8,600	1,812	(2,744)	(1,074)	12,341	4,995	5,132
Total current assets	14,795	23,421	9,657	5,400	13,795	14,681	11,445
Property and equipment, net	$199,231	$398,481	$221,127	$264,822	$320,137	$212,703	$283,647
Deposits	$2,168	$2,395	$3,190	$4,985	$3,119	$1,845	$2,195
Total assets	$216,193	$424,297	$233,974	$275,207	$337,050	$229,229	$297,287

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,049	$5,978	$3,431	$2,223	$3,963	$2,509	$7,684
Due to (from) related parties	10,405	8,937	454	14,090	11,196	4,220	(2,207)
Total Current liabilities	12,455	14,915	3,886	16,313	15,159	6,729	5,477
Tenant deposits	2,168	2,395	3,190	4,985	3,119	1,845	2,195
Mortgage payable, net	134,859	-	155,104	132,958	196,389	107,214	-
Total Liabilities	149,482	17,310	162,179	154,256	214,667	115,787	7,672
Members’ equity (deficit)
Members’ capital	83,977	418,991	76,306	149,904	147,235	123,234	293,186
Retained earnings (accumulated deficit)	(17,265)	(12,004)	(4,511)	(28,954)	(24,852)	(9,792)	(3,571)
Total members’ equity (deficit)	66,712	406,987	71,795	120,950	122,383	113,442	289,615
Total liabilities and members’ equity (deficit)	$216,193	$424,297	$233,974	$275,207	$337,050	$229,229	$297,287

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Wilson	Winchester	Windsor	Winston	Wisteria	Consolidated
ASSETS
Current assets:
Cash	$16,705	$22,928	$4,851	$12,303	$10,967	$2,531,500
Other receivables	-	-	-	-	-	(2,927)
Prepaid expenses	487	426	3,074	609	1,200	277,277
Due from (to) third party property managers	6,966	1,861	10,262	12,011	(5,459)	995,416
Total current assets	24,158	25,215	18,186	24,923	6,707	3,801,266
Property and equipment, net	$375,593	$269,758	$328,756	$319,369	$292,979	74,577,406
Deposits	$2,445	$1,895	$3,893	$1,795	$2,095	558,347
Total assets	$402,196	$296,867	$350,835	$346,087	$301,781	$78,937,019

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$9,546	$1,948	$4,219	$5,166	$2,101	$1,184,542
Due to (from) related parties	11,004	15,146	9,197	5,028	4,457	3,663,314
Total Current liabilities	20,549	17,094	13,416	10,193	6,558	4,847,855
Tenant deposits	2,445	1,895	3,893	1,795	2,095	562,789
Mortgage payable, net	-	-	224,727	-	205,305	23,890,137
Total Liabilities	22,994	18,989	242,035	11,988	213,958	29,300,781
Members’ equity (deficit)
Members’ capital	385,745	292,240	118,730	337,608	101,611	54,027,424
Retained earnings (accumulated deficit)	(6,543)	(14,362)	(9,931)	(3,509)	(13,788)	(4,391,186)
Total members’ equity (deficit)	379,202	277,879	108,799	334,099	87,823	49,636,238
Total liabilities and members’ equity (deficit)	$402,196	$296,867	$350,835	$346,087	$301,781	$78,937,019

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	100	101	Abbington	Abernant	Alvin	Amber	Apollo
ASSETS
Current assets:
Cash	$34,876	$15,458	$12,352	$-	$-	$6,844	$24
Other receivables	3,495	-	4,498	-	-	-	-
Prepaid expenses	-	781	-	-	-	6,721	3,608
Due to (from) related parties	-	-	-	-	-	-	7,632
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	38,371	16,239	16,850	-	-	13,565	11,264
Property and equipment, net	603,813	630,661	475,786	-	-	297,164	194,680
Deposits	3,943	27	2,845	-	-	2,843	2,124
Total assets	$646,128	$646,926	$495,481	$-	$-	$313,571	$208,067

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$15,432	$11,020	$18,180	$-	$-	$5,375	$4,629
Due to (from) related parties	6,302	2,998	2,032	-	-	2,817	-
Total Current liabilities	21,734	14,018	20,212	-	-	8,192	4,629
Tenant deposits	3,495	-	2,845	-	-	2,843	1,744
Mortgage payable, net	-	-	-	-	-	198,668	133,088
Total Liabilities	25,229	14,018	23,057	-	-	209,702	139,461
Members’ equity (deficit)
Members’ capital	628,143	658,881	498,632	-	-	119,393	76,339
Retained earnings (accumulated deficit)	(7,243)	(25,972)	(26,207)	-	-	(15,524)	(7,732)
Total members’ equity (deficit)	620,899	632,909	472,424	-	-	103,869	68,607
Total liabilities and members’ equity (deficit)	$646,128	$646,926	$495,481	$-	$-	$313,571	$208,067

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier
ASSETS
Current assets:
Cash	$97	$-	$1,134	$-	$15,849	$-	$13,098
Other receivables	-	-	-	-	-	-	2,195
Prepaid expenses	1,290	-	3,177	-	3,625	-	6,221
Due to (from) related parties	12,634	-	3,802	-	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	14,021	-	8,113	-	19,474	-	21,514
Property and equipment, net	254,498	-	286,985	-	246,010	-	342,093
Deposits	150	-	4,419	-	2,993	-	2,195
Total assets	$268,669	$-	$299,517	$-	$268,476	$-	$365,802

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,707	$-	$4,358	$-	$7,870	$-	$9,495
Due to (from) related parties	-	-	-	-	1,720	-	1,534
Total Current liabilities	3,707	-	4,358	-	9,590	-	11,028
Tenant deposits	-	-	1,795	-	2,993	-	2,195
Mortgage payable, net	124,200	-	200,791	-	171,839	-	242,444
Total Liabilities	127,907	-	206,944	-	184,422	-	255,667
Members’ equity (deficit)
Members’ capital	153,956	-	103,860	-	88,616	-	126,458
Retained earnings (accumulated deficit)	(13,194)	-	(11,286)	-	(4,562)	-	(16,323)
Total members’ equity (deficit)	140,762	-	92,573	-	84,054	-	110,135
Total liabilities and members’ equity (deficit)	$268,669	$-	$299,517	$-	$268,476	$-	$365,802

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle
ASSETS
Current assets:
Cash	$19,732	$9,670	$18,745	$14,346	$19,399	$-	$471
Other receivables	2,895	-	-	60	-	-	-
Prepaid expenses	3,273	2,527	5,039	689	3,281	-	1,353
Due to (from) related parties	-	-	-	-	-	-	10,334
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	25,900	12,198	23,784	15,095	22,679	-	12,159
Property and equipment, net	574,943	195,410	247,626	266,213	277,008	-	438,049
Deposits	3,751	1,495	2,619	1,902	4,590	-	8,216
Total assets	$604,594	$209,103	$274,029	$283,210	$304,277	$-	$458,424

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$14,188	$5,893	$4,433	$5,992	$4,738	$-	$9,636
Due to (from) related parties	11,904	1,759	3,700	18,973	1,593	-	-
Total Current liabilities	26,092	7,652	8,133	24,965	6,332	-	9,636
Tenant deposits	4,395	1,495	2,619	1,795	4,590	-	2,495
Mortgage payable, net	-	129,668	163,463	-	194,483	-	-
Total Liabilities	30,487	138,814	174,215	26,760	205,405	-	12,131
Members’ equity (deficit)
Members’ capital	585,815	73,775	99,417	264,281	101,219	-	460,817
Retained earnings (accumulated deficit)	(11,709)	(3,487)	397	(7,831)	(2,347)	-	(14,524)
Total members’ equity (deficit)	574,107	70,288	99,814	256,450	98,872	-	446,293
Total liabilities and members’ equity (deficit)	$604,594	$209,103	$274,029	$283,210	$304,277	$-	$458,424

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan
ASSETS
Current assets:
Cash	$-	$-	$27,514	$6,661	$8,705	$27,902	$2,706
Other receivables	-	-	2,765	-	4,190	2,693	319
Prepaid expenses	-	-	609	746	709	2,009	1,930
Due to (from) related parties	-	-	-	3,573	10,413	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	-	-	30,888	10,980	24,017	32,603	4,955
Property and equipment, net	-	-	253,977	339,646	292,405	322,755	224,785
Deposits	-	-	1,854	2,491	2,595	2,085	2,558
Total assets	$-	$-	$286,719	$353,117	$319,017	$357,444	$232,297

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$-	$6,230	$10,407	$2,810	$8,999	$2,532
Due to (from) related parties	-	-	3,119	-	-	11,707	84,407
Total Current liabilities	-	-	9,349	10,407	2,810	20,706	86,939
Tenant deposits	-	-	1,845	2,295	2,595	2,045	1,994
Mortgage payable, net	-	-	-	-	140,650	-	153,687
Total Liabilities	-	-	11,194	12,702	146,055	22,751	242,620
Members’ equity (deficit)
Members’ capital	-	-	280,384	355,746	171,910	349,987	425
Retained earnings (accumulated deficit)	-	-	(4,859)	(15,332)	1,052	(15,293)	(10,748)
Total members’ equity (deficit)	-	-	275,525	340,414	172,962	334,693	(10,323)
Total liabilities and members’ equity (deficit)	$-	$-	$286,719	$353,117	$319,017	$357,444	$232,297

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Campbell
ASSETS
Current assets:
Cash	$-	$10,118	$17,715	$12,333	$-	$18,534	$451
Other receivables	-	-	3,395	-	-	-	-
Prepaid expenses	-	480	4,442	6,026	-	348	-
Due to (from) related parties	-	8,225	-	-	-	2,423	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	-	18,823	25,552	18,359	-	21,305	451
Property and equipment, net	-	172,922	644,915	369,314	-	264,208	309,186
Deposits	-	-	3,553	5,469	-	2,142	451
Total assets	$-	$191,745	$674,020	$393,143	$-	$287,655	$310,089

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$8,467	$13,447	$7,693	$-	$5,411	$3,346
Due to (from) related parties	-	-	13,554	6,632	-	-	326,179
Total Current liabilities	-	8,467	27,001	14,325	-	5,411	329,525
Tenant deposits	-	-	6,895	2,795	-	1,994	-
Mortgage payable, net	-	80,510	-	259,806	-	-	-
Total Liabilities	-	88,977	33,896	276,926	-	7,404	329,525
Members’ equity (deficit)
Members’ capital	-	105,053	653,466	131,404	-	283,930	3,161
Retained earnings (accumulated deficit)	-	(2,285)	(13,342)	(15,187)	-	(3,679)	(22,596)
Total members’ equity (deficit)	-	102,768	640,125	116,216	-	280,251	(19,436)
Total liabilities and members’ equity (deficit)	$-	$191,745	$674,020	$393,143	$-	$287,655	$310,089

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Cawley	Centennial	Chaparral	Chattahoochee	Chelsea	Chester	Chickamauga
ASSETS
Current assets:
Cash	$-	$13,328	$17,171	$-	$2,482	$4,224	$-
Other receivables	-	-	-	-	-	2,268	4,590
Prepaid expenses	-	5,521	-	-	5,973	4,850	1,073
Due to (from) related parties	-	-	-	-	10,475	15,615	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	-	18,850	17,171	-	18,929	26,957	5,663
Property and equipment, net	-	274,924	186,912	-	304,130	370,667	375,173
Deposits	-	1,895	2,016	-	2,250	2,454	2,545
Total assets	$-	$295,668	$206,099	$-	$325,310	$400,078	$383,381

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$9,936	$6,126	$878	$7,592	$5,438	$1,489
Due to (from) related parties	-	1,311	4,754	50,300	-	-	376,298
Total Current liabilities	-	11,247	10,879	51,178	7,592	5,438	377,788
Tenant deposits	-	1,895	3,000	-	1,895	2,445	2,545
Mortgage payable, net	-	187,490	103,034	-	213,191	181,530	-
Total Liabilities	-	200,631	116,913	51,178	222,678	189,413	380,333
Members’ equity (deficit)
Members’ capital	-	104,673	90,241	3,382	113,185	220,014	425
Retained earnings (accumulated deficit)	-	(9,636)	(1,056)	(54,559)	(10,553)	(9,349)	2,624
Total members’ equity (deficit)	-	95,037	89,185	(51,178)	102,632	210,665	3,049
Total liabilities and members’ equity (deficit)	$-	$295,668	$206,099	$-	$325,310	$400,078	$383,381

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Chinook	Chitwood	Clover	Coatbridge	Collier	Collinston	Conway
ASSETS
Current assets:
Cash	$-	$10,706	$20,929	$16,300	$5,567	$1,164	$18,351
Other receivables	-	4,590	-	1,955	4,390	-	-
Prepaid expenses	-	-	642	5,647	734	2,316	1,469
Due to (from) related parties	-	7,766	7,427	-	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	-	23,062	28,998	23,902	10,690	3,480	19,820
Property and equipment, net	-	380,995	318,749	262,077	353,703	205,042	684,051
Deposits	-	2,816	1,980	4,490	2,429	794	27
Total assets	$-	$406,873	$349,727	$290,469	$366,822	$209,317	$703,898

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$12,835	$7,188	$4,219	$6,288	$3,476	$10,975
Due to (from) related parties	-	-	-	5,529	1,093	5,460	11,169
Total Current liabilities	-	12,835	7,188	9,748	7,381	8,936	22,143
Tenant deposits	-	2,795	1,895	2,993	2,445	-	-
Mortgage payable, net	-	-	-	173,120	-	134,800	-
Total Liabilities	-	15,630	9,083	185,861	9,826	143,736	22,143
Members’ equity (deficit)
Members’ capital	-	401,369	345,455	106,363	371,538	86,188	709,419
Retained earnings (accumulated deficit)	-	(10,125)	(4,811)	(1,755)	(14,541)	(20,608)	(27,664)
Total members’ equity (deficit)	-	391,243	340,644	104,608	356,996	65,580	681,755
Total liabilities and members’ equity (deficit)	$-	$406,873	$349,727	$290,469	$366,822	$209,317	$703,898

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Cove	Creekside	Creekwood	Cumberland	Cupcake	Cypress	Daisy
ASSETS
Current assets:
Cash	$-	$18,793	$29	$17,990	$10,468	$987	$16,955
Other receivables	-	1,895	1,616	1,695	-	55	1,695
Prepaid expenses	-	616	4,153	1,291	4,056	5,804	788
Due to (from) related parties	-	890	19,662	4,102	4,622	16,487	130
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	-	22,194	25,460	25,078	19,147	23,334	19,569
Property and equipment, net	-	309,720	288,178	294,956	221,079	364,435	300,005
Deposits	-	2,404	2,353	1,695	1,595	4,437	2,362
Total assets	$-	$334,318	$315,991	$321,729	$241,821	$392,205	$321,935

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$7,310	$4,918	$6,300	$7,406	$6,133	$5,130
Due to (from) related parties	-	-	-	-	-	-	-
Total Current liabilities	-	7,310	4,918	6,300	7,406	6,133	5,130
Tenant deposits	-	2,395	1,795	1,695	1,595	2,395	1,695
Mortgage payable, net	-	-	141,105	-	149,969	178,936	-
Total Liabilities	-	9,705	147,818	7,995	158,970	187,464	6,825
Members’ equity (deficit)
Members’ capital	-	327,695	173,802	316,748	82,859	216,252	320,102
Retained earnings (accumulated deficit)	-	(3,081)	(5,628)	(3,013)	(8)	(11,511)	(4,992)
Total members’ equity (deficit)	-	324,614	168,173	313,735	82,851	204,742	315,110
Total liabilities and members’ equity (deficit)	$-	$334,318	$315,991	$321,729	$241,821	$392,205	$321,935

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Davidson	Dawson	Delta	Dewberry	Diablo	Dogwood	Dolittle
ASSETS
Current assets:
Cash	$4,997	$3,688	$329	$4,997	$-	$18,140	$18,533
Other receivables	-	397	12,225	2,960	1,995	-	1,000
Prepaid expenses	3,317	3,197	4,388	2,460	5,082	657	4,856
Due to (from) related parties	-	-	-	-	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	8,314	7,282	16,942	10,417	7,077	18,797	24,390
Property and equipment, net	205,719	223,332	335,907	183,362	292,052	239,375	299,130
Deposits	3,276	1,745	-	3,190	3,392	2,341	3,443
Total assets	$217,309	$232,359	$352,849	$196,968	$302,521	$260,512	$326,962

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$4,925	$6,354	$10,237	$5,375	$6,718	$5,606	$6,025
Due to (from) related parties	4,363	6,173	18,070	622	11,182	1,672	9,085
Total Current liabilities	9,288	12,527	28,307	5,996	17,901	7,278	15,110
Tenant deposits	1,806	1,745	-	2,393	1,995	2,243	3,443
Mortgage payable, net	145,220	144,148	224,424	119,366	205,668	-	205,354
Total Liabilities	156,314	158,420	252,731	127,755	225,563	9,520	223,906
Members’ equity (deficit)
Members’ capital	75,902	88,941	121,594	76,635	105,099	253,801	108,216
Retained earnings (accumulated deficit)	(14,907)	(15,002)	(21,476)	(7,422)	(28,142)	(2,810)	(5,160)
Total members’ equity (deficit)	60,995	73,939	100,118	69,213	76,957	250,991	103,056
Total liabilities and members’ equity (deficit)	$217,309	$232,359	$352,849	$196,968	$302,521	$260,512	$326,962

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Dolly	Dops	Dorchester	Dunbar	Duncan	Eagle	Eastfair
ASSETS
Current assets:
Cash	$23,914	$-	$10,872	$2,823	$4,592	$2,681	$16,361
Other receivables	-	-	3,658	1,895	-	-	-
Prepaid expenses	1,173	449	1,187	409	-	1,837	3,648
Due to (from) related parties	-	-	276	-	-	18,590	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	25,087	449	15,994	5,127	4,592	23,109	20,009
Property and equipment, net	686,935	205,730	342,700	320,429	-	277,167	207,457
Deposits	18	-	2,211	4,113	-	1,501	3,590
Total assets	$712,039	$206,179	$360,905	$329,670	$4,592	$301,777	$231,056

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$10,473	$1,468	$8,317	$6,131	$896	$3,989	$7,040
Due to (from) related parties	4,561	205,610	-	1,723	43,987	-	2,602
Total Current liabilities	15,034	207,079	8,317	7,854	44,883	3,989	9,642
Tenant deposits	-	-	2,195	3,343	-	1,995	3,590
Mortgage payable, net	-	-	-	-	-	131,588	147,869
Total Liabilities	15,034	207,079	10,512	11,196	44,883	137,572	161,101
Members’ equity (deficit)
Members’ capital	721,166	425	365,035	337,553	3,211	164,659	68,396
Retained earnings (accumulated deficit)	(24,160)	(1,325)	(14,641)	(19,079)	(43,501)	(455)	1,559
Total members’ equity (deficit)	697,006	(900)	350,394	318,473	(40,290)	164,205	69,956
Total liabilities and members’ equity (deficit)	$712,039	$206,179	$360,905	$329,670	$4,592	$301,777	$231,056

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Eastwood	Elevation	Ella	Ellen	Elm	Emporia	Ensenada
ASSETS
Current assets:
Cash	$-	$11,215	$-	$-	$7,318	$7,584	$24,616
Other receivables	-	4,822	-	-	404	-	3,295
Prepaid expenses	-	9,865	-	-	3,408	6,099	8,671
Due to (from) related parties	-	-	-	-	-	6,420	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	-	25,902	-	-	11,129	20,102	36,581
Property and equipment, net	-	256,594	-	-	160,293	346,445	546,660
Deposits	-	4,679	-	-	663	4,590	3,306
Total assets	$-	$287,176	$-	$-	$172,084	$371,137	$586,547

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$10,498	$-	$-	$2,758	$10,433	$9,593
Due to (from) related parties	-	3,327	-	-	1,902	-	7,218
Total Current liabilities	-	13,825	-	-	4,660	10,433	16,811
Tenant deposits	-	3,990	-	-	-	4,590	3,295
Mortgage payable, net	-	170,310	-	-	105,765	242,492	388,454
Total Liabilities	-	188,125	-	-	110,425	257,514	408,560
Members’ equity (deficit)
Members’ capital	-	106,463	-	-	66,375	128,635	196,762
Retained earnings (accumulated deficit)	-	(7,412)	-	-	(4,716)	(15,012)	(18,775)
Total members’ equity (deficit)	-	99,050	-	-	61,659	113,623	177,988
Total liabilities and members’ equity (deficit)	$-	$287,176	$-	$-	$172,084	$371,137	$586,547

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Falcon	Felix	Fenwick	Fletcher	Folly	Forest	Foster
ASSETS
Current assets:
Cash	$8,945	$-	$-	$-	$8,390	$5,242	$-
Other receivables	-	-	-	-	3,146	2,495	-
Prepaid expenses	2,064	-	-	-	968	4,758	-
Due to (from) related parties	8,747	-	-	-	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	19,756	-	-	-	12,504	12,495	-
Property and equipment, net	277,868	-	-	-	318,369	338,295	-
Deposits	1,950	-	-	-	2,704	-	-
Total assets	$299,574	$-	$-	$-	$333,577	$350,790	$-

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$4,322	$-	$-	$-	$7,057	$6,108	$-
Due to (from) related parties	-	-	-	-	1,157	6,723	-
Total Current liabilities	4,322	-	-	-	8,213	12,832	-
Tenant deposits	1,950	-	-	-	2,695	-	-
Mortgage payable, net	131,579	-	-	-	-	225,167	-
Total Liabilities	137,851	-	-	-	10,908	237,998	-
Members’ equity (deficit)
Members’ capital	162,747	-	-	-	329,293	141,970	-
Retained earnings (accumulated deficit)	(1,023)	-	-	-	(6,624)	(29,178)	-
Total members’ equity (deficit)	161,723	-	-	-	322,669	112,792	-
Total liabilities and members’ equity (deficit)	$299,574	$-	$-	$-	$333,577	$350,790	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Franklin	Gardens	General	Goose	Grant	Greenhill	Gretal
ASSETS
Current assets:
Cash	$-	$3,979	$-	$9,998	$16,831	$17,898	$35,493
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	-	2,348	-	1,726	5,904	3,984	1,000
Due to (from) related parties	-	-	-	8,349	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	-	6,327	-	20,073	22,735	21,882	36,492
Property and equipment, net	-	218,241	-	258,302	363,931	321,344	451,744
Deposits	-	7,253	-	2,100	-	4,830	68
Total assets	$-	$231,821	$-	$280,475	$386,666	$348,057	$488,304

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$3,285	$-	$4,002	$7,897	$4,841	$1,828
Due to (from) related parties	-	1,410	-	-	3,190	1,544	8,409
Total Current liabilities	-	4,696	-	4,002	11,086	6,385	10,237
Tenant deposits	-	1,869	-	1,950	-	3,119	-
Mortgage payable, net	-	134,771	-	122,521	256,412	225,401	-
Total Liabilities	-	141,335	-	128,473	267,499	234,904	10,237
Members’ equity (deficit)
Members’ capital	-	96,624	-	153,599	137,592	115,759	487,692
Retained earnings (accumulated deficit)	-	(6,137)	-	(1,598)	(18,424)	(2,607)	(9,625)
Total members’ equity (deficit)	-	90,486	-	152,001	119,168	113,152	478,067
Total liabilities and members’ equity (deficit)	$-	$231,821	$-	$280,475	$386,666	$348,057	$488,304

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Grove	Hadden	Hansard	Hansel	Hargrave	Harrison	Henry
ASSETS
Current assets:
Cash	$1,780	$10,521	$-	$26,990	$-	$3,443	$19,176
Other receivables	-	-	-	-	-	3,767	2,205
Prepaid expenses	2,657	2,033	1,301	2,355	-	4,485	-
Due to (from) related parties	-	816	-	-	-	17,417	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	4,437	13,369	1,301	29,345	-	29,112	21,381
Property and equipment, net	235,221	216,857	305,035	405,213	-	457,051	428,590
Deposits	1,954	1,645	-	25	-	3,145	-
Total assets	$241,611	$231,870	$306,337	$434,583	$-	$489,308	$449,970

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,554	$3,990	$1,325	$3,925	$-	$7,072	$10,560
Due to (from) related parties	2,587	-	305,912	11,103	-	-	19,030
Total Current liabilities	8,141	3,990	307,237	15,028	-	7,072	29,590
Tenant deposits	1,869	1,645	-	-	-	3,145	2,450
Mortgage payable, net	155,617	141,730	-	197,258	-	224,650	-
Total Liabilities	165,627	147,365	307,237	212,286	-	234,867	32,040
Members’ equity (deficit)
Members’ capital	85,808	93,209	425	237,726	-	266,027	434,595
Retained earnings (accumulated deficit)	(9,824)	(8,703)	(1,325)	(15,429)	-	(11,586)	(16,664)
Total members’ equity (deficit)	75,984	84,506	(900)	222,297	-	254,440	417,931
Total liabilities and members’ equity (deficit)	$241,611	$231,870	$306,337	$434,583	$-	$489,308	$449,970

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Heritage	Heron	Highland	Hines	Hobbes	Holcomb	Holland
ASSETS
Current assets:
Cash	$12,257	$561	$-	$10,080	$-	$19,039	$2,472
Other receivables	199	-	632	1,595	-	1,800	-
Prepaid expenses	4,153	1,710	618	340	-	445	3,386
Due to (from) related parties	-	10,769	5,772	-	-	-	3,703
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	16,609	13,041	7,021	12,014	-	21,284	9,560
Property and equipment, net	293,239	289,361	285,796	253,890	-	352,776	205,234
Deposits	7,987	2,524	2,843	1,894	-	7,660	3,019
Total assets	$317,835	$304,926	$295,660	$267,798	$-	$381,720	$217,814

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$4,484	$5,684	$10,035	$5,956	$-	$9,180	$2,414
Due to (from) related parties	21,851	-	-	79	-	11,373	-
Total Current liabilities	26,334	5,684	10,035	6,034	-	20,553	2,414
Tenant deposits	1,995	2,369	2,843	1,845	-	2,095	2,168
Mortgage payable, net	200,778	198,693	-	-	-	-	145,225
Total Liabilities	229,107	206,746	12,877	7,879	-	22,648	149,806
Members’ equity (deficit)
Members’ capital	106,079	105,482	294,074	268,876	-	372,259	87,423
Retained earnings (accumulated deficit)	(17,352)	(7,302)	(11,292)	(8,957)	-	(13,187)	(19,415)
Total members’ equity (deficit)	88,728	98,180	282,783	259,919	-	359,072	68,008
Total liabilities and members’ equity (deficit)	$317,835	$304,926	$295,660	$267,798	$-	$381,720	$217,814

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Hollandaise	Holloway	Inglewood	Irene	Jack	Jake	Jefferson
ASSETS
Current assets:
Cash	$2,675	$18,012	$32,769	$-	$7,161	$17,446	$-
Other receivables	2,045	405	-	-	2,495	3,795	-
Prepaid expenses	3,942	5,906	3,254	-	5,724	882	1,262
Due to (from) related parties	5,977	-	-	-	3,011	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	14,639	24,324	36,023	-	18,390	22,123	1,262
Property and equipment, net	361,194	327,934	678,357	-	417,064	585,392	276,196
Deposits	9,658	3,752	45	-	2,975	8,351	-
Total assets	$385,491	$356,010	$714,425	$-	$438,430	$615,866	$277,457

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$4,656	$8,361	$12,027	$-	$5,418	$12,359	$1,324
Due to (from) related parties	-	4,757	17,768	-	-	1,366	277,033
Total Current liabilities	4,656	13,118	29,795	-	5,418	13,725	278,357
Tenant deposits	2,295	3,119	-	-	2,995	4,693	-
Mortgage payable, net	252,908	218,196	-	-	286,779	-	-
Total Liabilities	259,859	234,433	29,795	-	295,193	18,418	278,357
Members’ equity (deficit)
Members’ capital	144,712	132,873	716,430	-	152,458	614,589	425
Retained earnings (accumulated deficit)	(19,080)	(11,296)	(31,800)	-	(9,221)	(17,141)	(1,325)
Total members’ equity (deficit)	125,632	121,577	684,630	-	143,237	597,448	(900)
Total liabilities and members’ equity (deficit)	$385,491	$356,010	$714,425	$-	$438,430	$615,866	$277,457

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Jill	Johnny	June	Jupiter	Kawana	Kennesaw	Kenny
ASSETS
Current assets:
Cash	$648	$34,856	$5,677	$6,229	$836	$17,930	$24,406
Other receivables	3,805	4,503	3,295	-	-	-	3,095
Prepaid expenses	4,356	947	959	5,446	2,293	1,002	1,173
Due to (from) related parties	21,589	417,430	454,717	-	12,893	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	30,397	457,736	464,648	11,674	16,022	18,932	28,674
Property and equipment, net	400,180	583,384	583,384	205,038	271,942	423,144	686,935
Deposits	2,204	4,125	3,545	1,869	2,792	9,410	3,113
Total assets	$432,782	$1,045,245	$1,051,577	$218,581	$290,757	$451,486	$718,722

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,026	$10,423	$14,861	$4,763	$4,310	$8,574	$10,473
Due to (from) related parties	-	-	-	2,191	-	13,515	4,311
Total Current liabilities	5,026	10,423	14,861	6,954	4,310	22,088	14,784
Tenant deposits	2,195	3,795	3,545	1,869	2,543	2,495	3,095
Mortgage payable, net	196,544	462,708	462,708	138,027	190,367	-	-
Total Liabilities	203,765	476,927	481,114	146,850	197,219	24,583	17,879
Members’ equity (deficit)
Members’ capital	237,502	603,784	603,586	86,944	102,743	442,292	721,220
Retained earnings (accumulated deficit)	(8,485)	(35,466)	(33,123)	(15,213)	(9,206)	(15,390)	(20,377)
Total members’ equity (deficit)	229,017	568,318	570,463	71,731	93,538	426,903	700,843
Total liabilities and members’ equity (deficit)	$432,782	$1,045,245	$1,051,577	$218,581	$290,757	$451,486	$718,722

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	KerriAnn	Kessler	Kingsley	Kirkwood	Korin	Lallie	Lanier
ASSETS
Current assets:
Cash	$14,504	$2,740	$17,910	$1,921	$-	$4,816	$24,791
Other receivables	-	1,595	440	1,595	-	-	-
Prepaid expenses	5,728	4,125	5,541	3,171	452	9,284	4,454
Due to (from) related parties	-	4,308	-	1,153	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	20,231	12,768	23,891	7,840	452	14,101	29,246
Property and equipment, net	331,779	262,681	303,954	259,228	279,972	357,879	374,815
Deposits	2,392	1,773	2,869	2,636	-	2,495	4,406
Total assets	$354,403	$277,222	$330,714	$269,703	$280,424	$374,474	$408,467

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$7,945	$3,911	$10,506	$4,948	$1,930	$5,346	$4,818
Due to (from) related parties	12,964	-	3,186	-	279,802	5,275	8,564
Total Current liabilities	20,909	3,911	13,692	4,948	281,732	10,621	13,382
Tenant deposits	2,369	1,595	2,869	2,393	-	2,495	2,295
Mortgage payable, net	235,465	125,217	212,253	179,932	-	237,511	261,231
Total Liabilities	258,743	130,723	228,814	187,272	281,732	250,628	276,909
Members’ equity (deficit)
Members’ capital	125,680	155,567	107,969	94,548	425	127,885	138,044
Retained earnings (accumulated deficit)	(30,019)	(9,068)	(6,069)	(12,116)	(1,733)	(4,039)	(6,485)
Total members’ equity (deficit)	95,660	146,499	101,900	82,431	(1,308)	123,846	131,558
Total liabilities and members’ equity (deficit)	$354,403	$277,222	$330,714	$269,703	$280,424	$374,474	$408,467

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Lannister	Latte	Lennox	Lierly	Lily	Limestone	Litton
ASSETS
Current assets:
Cash	$4,232	$17,864	$21,323	$21,568	$41,852	$14,859	$10,902
Other receivables	-	-	-	1,167	155	1,881	4,390
Prepaid expenses	2,108	754	1,544	-	9,859	4,886	704
Due to (from) related parties	-	-	-	-	-	9,765	11,031
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	6,339	18,618	22,867	22,735	51,866	31,391	27,026
Property and equipment, net	179,593	363,287	209,096	203,598	519,529	283,700	322,715
Deposits	341	4,593	1,695	1,750	2,802	3,308	2,399
Total assets	$186,273	$386,498	$233,657	$228,084	$574,197	$318,399	$352,141

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$4,754	$4,292	$3,592	$8,152	$11,015	$7,825	$2,576
Due to (from) related parties	1,575	3,784	5,580	6,931	90,222	-	-
Total Current liabilities	6,329	8,075	9,172	15,083	101,237	7,825	2,576
Tenant deposits	1,943	3,293	1,695	1,750	2,395	3,293	2,445
Mortgage payable, net	112,500	-	137,710	129,551	308,542	200,822	155,200
Total Liabilities	120,771	11,368	148,577	146,384	412,174	211,940	160,221
Members’ equity (deficit)
Members’ capital	81,590	378,945	85,589	81,546	217,605	112,906	190,597
Retained earnings (accumulated deficit)	(16,088)	(3,815)	(509)	154	(55,583)	(6,447)	1,323
Total members’ equity (deficit)	65,502	375,130	85,080	81,700	162,022	106,459	191,920
Total liabilities and members’ equity (deficit)	$186,273	$386,498	$233,657	$228,084	$574,197	$318,399	$352,141

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Longwoods	Lookout	Loretta	Louis	Louise	Lovejoy	Luna
ASSETS
Current assets:
Cash	$-	$15,181	$23,875	$-	$22,275	$5,439	$15,413
Other receivables	-	1,895	-	-	-	-	-
Prepaid expenses	-	522	1,469	-	2,510	4,116	3,348
Due to (from) related parties	-	-	-	-	-	4,632	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	-	17,599	25,344	-	24,785	14,186	18,762
Property and equipment, net	-	342,965	683,656	-	272,804	290,569	207,457
Deposits	-	2,395	34	-	2,994	2,008	1,750
Total assets	$-	$362,959	$709,035	$-	$300,583	$306,763	$227,969

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$5,929	$10,860	$-	$2,817	$8,197	$8,388
Due to (from) related parties	-	11,299	1,835	-	10,592	-	1,521
Total Current liabilities	-	17,228	12,696	-	13,410	8,197	9,908
Tenant deposits	-	2,395	-	-	2,369	1,995	1,750
Mortgage payable, net	-	-	-	-	179,938	202,882	147,869
Total Liabilities	-	19,623	12,696	-	195,716	213,073	159,527
Members’ equity (deficit)
Members’ capital	-	351,271	707,719	-	108,670	106,750	71,740
Retained earnings (accumulated deficit)	-	(7,935)	(11,380)	-	(3,803)	(13,061)	(3,297)
Total members’ equity (deficit)	-	343,336	696,340	-	104,866	93,689	68,442
Total liabilities and members’ equity (deficit)	$-	$362,959	$709,035	$-	$300,583	$306,763	$227,969

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Lurleen	Madison	Mae	Magnolia	Malbec	Mammoth	Marcelo
ASSETS
Current assets:
Cash	$-	$8,751	$29,828	$3,512	$19,049	$12,991	$23,489
Other receivables	-	-	1,907	140	50	-	3,390
Prepaid expenses	462	2,385	1,019	2,935	3,016	3,069	575
Due to (from) related parties	-	-	-	-	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	462	11,137	32,754	6,587	22,115	16,060	27,454
Property and equipment, net	230,826	204,533	352,635	255,241	307,210	337,361	284,214
Deposits	-	-	4,190	6,677	2,220	6,294	1,972
Total assets	$231,288	$215,669	$389,579	$268,505	$331,545	$359,715	$313,641

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$12,181	$4,517	$8,045	$3,992	$4,572	$4,319	$6,772
Due to (from) related parties	114,003	6,283	3,237	12,458	6,680	6,407	5,099
Total Current liabilities	126,184	10,800	11,282	16,450	11,251	10,726	11,871
Tenant deposits	-	-	4,190	1,795	2,195	2,095	1,945
Mortgage payable, net	106,700	99,754	-	170,844	204,766	235,528	-
Total Liabilities	232,884	110,554	15,472	189,090	218,213	248,349	13,816
Members’ equity (deficit)
Members’ capital	425	117,868	382,186	94,796	113,451	122,952	309,810
Retained earnings (accumulated deficit)	(2,021)	(12,753)	(8,079)	(15,380)	(118)	(11,586)	(9,986)
Total members’ equity (deficit)	(1,596)	105,115	374,107	79,416	113,333	111,366	299,825
Total liabilities and members’ equity (deficit)	$231,288	$215,669	$389,579	$268,505	$331,545	$359,715	$313,641

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Marie	Marietta	Marion	Marple	Martell	Mary	Matchingham
ASSETS
Current assets:
Cash	$-	$1,248	$-	$-	$-	$-	$20,963
Other receivables	-	2,095	-	-	-	-	-
Prepaid expenses	1,426	1,240	-	-	-	-	4,136
Due to (from) related parties	-	17,540	-	-	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	1,426	22,123	-	-	-	-	25,099
Property and equipment, net	321,473	301,994	-	-	-	-	205,667
Deposits	-	2,180	-	-	-	-	1,795
Total assets	$322,899	$326,296	$-	$-	$-	$-	$232,562

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,321	$4,966	$-	$-	$-	$-	$6,093
Due to (from) related parties	322,478	-	-	-	-	-	3,551
Total Current liabilities	323,799	4,966	-	-	-	-	9,643
Tenant deposits	-	2,095	-	-	-	-	1,795
Mortgage payable, net	-	148,320	-	-	-	-	144,588
Total Liabilities	323,799	155,381	-	-	-	-	156,026
Members’ equity (deficit)
Members’ capital	425	182,313	-	-	-	-	75,559
Retained earnings (accumulated deficit)	(1,325)	(11,398)	-	-	-	-	977
Total members’ equity (deficit)	(900)	170,915	-	-	-	-	76,536
Total liabilities and members’ equity (deficit)	$322,899	$326,296	$-	$-	$-	$-	$232,562

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	McGregor	McLovin	Meadow	Mimosa	Mojave	Murphy	Mycroft
ASSETS
Current assets:
Cash	$11,409	$16,279	$4,686	$-	$5,449	$20,675	$-
Other receivables	1,895	2,995	1,770	847	-	-	-
Prepaid expenses	-	17,327	5,592	381	4,416	5,045	-
Due to (from) related parties	-	-	6,361	14,544	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	13,304	36,601	18,408	15,773	9,865	25,720	-
Property and equipment, net	298,184	514,356	311,523	215,236	235,563	289,461	-
Deposits	2,294	3,416	30	11,463	1,596	2,295	-
Total assets	$313,783	$554,373	$329,962	$242,472	$247,024	$317,476	$-

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$8,581	$16,974	$5,427	$11,606	$6,802	$7,165	$-
Due to (from) related parties	4,468	7,952	-	-	2,400	1,890	-
Total Current liabilities	13,049	24,926	5,427	11,606	9,202	9,055	-
Tenant deposits	1,895	3,495	-	1,495	1,596	2,295	-
Mortgage payable, net	-	364,111	212,637	104,275	159,977	205,049	-
Total Liabilities	14,944	392,532	218,064	117,376	170,775	216,399	-
Members’ equity (deficit)
Members’ capital	312,893	180,906	134,354	133,748	78,616	105,344	-
Retained earnings (accumulated deficit)	(14,054)	(19,065)	(22,456)	(8,652)	(2,367)	(4,268)	-
Total members’ equity (deficit)	298,839	161,841	111,898	125,096	76,249	101,077	-
Total liabilities and members’ equity (deficit)	$313,783	$554,373	$329,962	$242,472	$247,024	$317,476	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Nugget	Odessa	Olive	Oly	Onyx	Oscar	Osceola
ASSETS
Current assets:
Cash	$18,287	$8,131	$10,245	$20,613	$-	$-	$-
Other receivables	2,795	2,795	179	5,690	-	-	-
Prepaid expenses	-	11,525	4,185	11,158	-	-	-
Due to (from) related parties	-	-	-	-	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	21,082	22,452	14,609	37,461	-	-	-
Property and equipment, net	556,495	518,681	228,240	515,071	-	-	-
Deposits	3,295	4,232	2,262	3,125	-	-	-
Total assets	$580,871	$545,365	$245,112	$555,657	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$13,760	$14,992	$4,791	$13,656	$-	$-	$-
Due to (from) related parties	7,832	4,782	2,551	5,227	-	-	-
Total Current liabilities	21,591	19,774	7,342	18,883	-	-	-
Tenant deposits	3,295	4,193	1,895	3,045	-	-	-
Mortgage payable, net	-	371,090	124,190	364,815	-	-	-
Total Liabilities	24,886	395,056	133,426	386,743	-	-	-
Members’ equity (deficit)
Members’ capital	569,492	190,413	119,662	179,516	-	-	-
Retained earnings (accumulated deficit)	(13,507)	(40,104)	(7,977)	(10,602)	-	-	-
Total members’ equity (deficit)	555,985	150,309	111,685	168,914	-	-	-
Total liabilities and members’ equity (deficit)	$580,871	$545,365	$245,112	$555,657	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Osprey	Otoro	Palmer	Patrick	Peanut	Pearl	Pecan
ASSETS
Current assets:
Cash	$15,951	$2,223	$-	$14,028	$5,669	$34,369	$21,146
Other receivables	-	8,385	-	-	-	-	1,600
Prepaid expenses	814	6,139	-	-	3,129	910	-
Due to (from) related parties	-	-	-	-	5,742	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	16,765	16,747	-	14,028	14,539	35,279	22,746
Property and equipment, net	354,213	388,421	-	199,889	213,432	542,384	198,235
Deposits	2,455	5,272	-	1,222	2,128	1,381	964
Total assets	$373,433	$410,440	$-	$215,139	$230,099	$579,044	$221,945

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$10,359	$6,765	$-	$6,988	$2,077	$10,823	$7,400
Due to (from) related parties	1,087	9,170	-	7,152	-	9,354	8,072
Total Current liabilities	11,446	15,935	-	14,140	2,077	20,176	15,472
Tenant deposits	2,295	-	-	1,575	2,093	3,000	1,863
Mortgage payable, net	-	271,662	-	107,762	145,194	-	112,313
Total Liabilities	13,741	287,598	-	123,478	149,363	23,176	129,648
Members’ equity (deficit)
Members’ capital	366,116	139,723	-	98,959	82,076	556,159	93,112
Retained earnings (accumulated deficit)	(6,425)	(16,881)	-	(7,298)	(1,341)	(291)	(816)
Total members’ equity (deficit)	359,692	122,842	-	91,661	80,736	555,868	92,297
Total liabilities and members’ equity (deficit)	$373,433	$410,440	$-	$215,139	$230,099	$579,044	$221,945

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Peterson	Piedmont	Pinot	Pioneer	Plumtree	Point	Porthos
ASSETS
Current assets:
Cash	$-	$3,075	$20,217	$16,528	$22,430	$17,871	$-
Other receivables	-	2,295	-	-	-	797	-
Prepaid expenses	-	5,844	2,573	-	-	5,039	-
Due to (from) related parties	-	19,699	-	-	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	-	30,913	22,790	16,528	22,430	23,707	-
Property and equipment, net	-	382,564	310,171	583,726	191,474	378,872	-
Deposits	-	2,295	-	23	3,958	3,298	-
Total assets	$-	$415,772	$332,961	$600,277	$217,862	$405,877	$-

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$6,026	$5,589	$10,711	$8,427	$5,361	$-
Due to (from) related parties	-	-	6,733	15,398	5,350	2,595	-
Total Current liabilities	-	6,026	12,321	26,109	13,776	7,956	-
Tenant deposits	-	2,295	2,195	-	3,000	2,295	-
Mortgage payable, net	-	187,900	206,884	-	109,808	265,053	-
Total Liabilities	-	196,221	221,400	26,109	126,584	275,304	-
Members’ equity (deficit)
Members’ capital	-	231,818	114,361	594,941	92,346	140,256	-
Retained earnings (accumulated deficit)	-	(12,267)	(2,800)	(20,773)	(1,068)	(9,684)	-
Total members’ equity (deficit)	-	219,551	111,561	574,168	91,278	130,572	-
Total liabilities and members’ equity (deficit)	$-	$415,772	$332,961	$600,277	$217,862	$405,877	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Quincy	Redondo	Regency	Reginald	Reynolds	Ribbonwalk	Richardson
ASSETS
Current assets:
Cash	$27,074	$1,721	$-	$2,299	$17,087	$7,106	$16,699
Other receivables	4,156	-	-	2,695	-	-	3,990
Prepaid expenses	5,826	716	1,430	2,924	1,034	5,861	617
Due to (from) related parties	-	24,718	-	-	-	-	1,007
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	37,056	27,156	1,430	7,919	18,121	12,967	22,313
Property and equipment, net	544,809	314,974	277,367	442,303	428,112	311,484	313,533
Deposits	2,723	1,946	-	4,319	9,755	4,162	2,003
Total assets	$584,588	$344,075	$278,797	$454,541	$455,988	$328,613	$337,849

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$11,909	$8,237	$5,170	$10,395	$9,883	$6,660	$7,371
Due to (from) related parties	16,409	-	141,419	13,617	7,060	7,411	-
Total Current liabilities	28,318	8,237	146,589	24,012	16,943	14,071	7,371
Tenant deposits	2,695	2,195	-	4,293	2,495	1,995	1,995
Mortgage payable, net	-	152,775	133,375	-	-	221,665	-
Total Liabilities	31,013	163,207	279,964	28,305	19,438	237,730	9,366
Members’ equity (deficit)
Members’ capital	580,959	186,522	425	460,250	447,118	118,098	338,204
Retained earnings (accumulated deficit)	(27,384)	(5,654)	(1,592)	(34,013)	(10,567)	(27,215)	(9,721)
Total members’ equity (deficit)	553,575	180,868	(1,167)	426,237	436,550	90,883	328,483
Total liabilities and members’ equity (deficit)	$584,588	$344,075	$278,797	$454,541	$455,988	$328,613	$337,849

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Richmond	Ridge	Ritter	River	Riverwalk	Rooney	Roseberry
ASSETS
Current assets:
Cash	$-	$17,882	$14,795	$21,045	$12,003	$3,150	$11,158
Other receivables	-	-	-	-	4,790	2,095	1,630
Prepaid expenses	-	3,554	779	3,662	758	4,564	4,301
Due to (from) related parties	-	-	-	-	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	-	21,435	15,574	24,707	17,551	9,809	17,088
Property and equipment, net	-	210,060	501,430	257,264	393,483	362,399	317,420
Deposits	-	2,204	9	2,993	4,399	2,607	5,245
Total assets	$-	$233,699	$517,013	$284,963	$415,433	$374,815	$339,753

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$4,770	$9,115	$6,850	$7,055	$4,924	$10,372
Due to (from) related parties	-	4,483	1,219	3,868	1,340	4,043	7,871
Total Current liabilities	-	9,253	10,334	10,718	8,395	8,967	18,243
Tenant deposits	-	2,543	-	2,993	4,390	2,095	3,443
Mortgage payable, net	-	138,354	-	170,310	-	256,412	209,026
Total Liabilities	-	150,149	10,334	184,021	12,785	267,474	230,711
Members’ equity (deficit)
Members’ capital	-	83,833	526,840	103,062	412,678	133,554	117,453
Retained earnings (accumulated deficit)	-	(283)	(20,160)	(2,120)	(10,030)	(26,212)	(8,411)
Total members’ equity (deficit)	-	83,550	506,679	100,942	402,648	107,342	109,042
Total liabilities and members’ equity (deficit)	$-	$233,699	$517,013	$284,963	$415,433	$374,815	$339,753

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Rosewood	Roxy	Saddlebred	Saint	Sajni	Salem	Salinas
ASSETS
Current assets:
Cash	$1,800	$2,685	$21,247	$26,429	$-	$16,872	$-
Other receivables	785	1,995	6,867	3,990	-	-	-
Prepaid expenses	2,374	3,116	8,972	4,952	-	2,557	-
Due to (from) related parties	-	-	-	-	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	4,958	7,796	37,085	35,371	-	19,429	-
Property and equipment, net	268,383	323,243	475,107	314,445	-	307,174	-
Deposits	2,986	2,407	6,147	2,565	-	5,270	-
Total assets	$276,327	$333,446	$518,339	$352,381	$-	$331,873	$-

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,933	$3,736	$9,942	$13,586	$-	$4,483	$-
Due to (from) related parties	31	7,832	31,233	6,246	-	6,905	-
Total Current liabilities	2,964	11,568	41,176	19,832	-	11,388	-
Tenant deposits	2,768	1,995	4,168	2,495	-	2,195	-
Mortgage payable, net	186,881	218,150	329,391	209,723	-	208,657	-
Total Liabilities	192,612	231,712	374,734	232,050	-	222,240	-
Members’ equity (deficit)
Members’ capital	100,246	120,728	177,654	121,253	-	109,377	-
Retained earnings (accumulated deficit)	(16,531)	(18,994)	(34,050)	(922)	-	256	-
Total members’ equity (deficit)	83,715	101,734	143,605	120,330	-	109,633	-
Total liabilities and members’ equity (deficit)	$276,327	$333,446	$518,339	$352,381	$-	$331,873	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Saturn	Scepter	Sequoyah	Shallowford	Shoreline	Sigma	Simon
ASSETS
Current assets:
Cash	$6,596	$7,959	$10,446	$1,845	$12,274	$28,918	$-
Other receivables	-	-	-	2,739	-	5,049	-
Prepaid expenses	4,049	4,417	604	5,062	3,975	6,192	-
Due to (from) related parties	-	-	10,019	12,911	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	10,645	12,375	21,069	22,557	16,248	40,159	-
Property and equipment, net	215,621	265,014	249,039	359,892	299,730	378,585	-
Deposits	1,806	18	-	2,721	2,295	2,869	-
Total assets	$228,072	$277,408	$270,108	$385,170	$318,273	$421,612	$-

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,534	$4,010	$2,927	$5,546	$8,513	$8,250	$-
Due to (from) related parties	8,572	3,246	-	-	356	21,299	-
Total Current liabilities	12,106	7,255	2,927	5,546	8,870	29,549	-
Tenant deposits	1,806	-	-	2,545	2,295	2,869	-
Mortgage payable, net	138,032	186,917	120,280	176,630	209,892	266,821	-
Total Liabilities	151,944	194,172	123,207	184,721	221,057	299,239	-
Members’ equity (deficit)
Members’ capital	91,356	99,536	149,891	214,901	108,066	133,427	-
Retained earnings (accumulated deficit)	(15,228)	(16,301)	(2,991)	(14,451)	(10,850)	(11,053)	-
Total members’ equity (deficit)	76,128	83,236	146,901	200,450	97,216	122,373	-
Total liabilities and members’ equity (deficit)	$228,072	$277,408	$270,108	$385,170	$318,273	$421,612	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Sims	Soapstone	Sodalis	Spencer	Splash	Spring	Stonebriar
ASSETS
Current assets:
Cash	$-	$18,435	$6,342	$16,586	$17,449	$11,480	$1,421
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	-	-	468	4,762	-	535	2,171
Due to (from) related parties	-	-	1,382	-	-	1,294	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	-	18,435	8,192	21,348	17,449	13,309	3,592
Property and equipment, net	-	208,333	288,526	290,215	207,594	246,601	201,133
Deposits	-	1,907	1,205	2,729	1,673	1,795	5,123
Total assets	$-	$228,676	$297,922	$314,291	$226,716	$261,706	$209,848

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$8,387	$6,326	$9,843	$5,834	$6,158	$3,389
Due to (from) related parties	-	7,177	-	2,513	5,759	-	5,946
Total Current liabilities	-	15,563	6,326	12,356	11,593	6,158	9,335
Tenant deposits	-	1,600	-	2,744	1,450	1,695	1,395
Mortgage payable, net	-	126,707	-	192,443	121,846	-	132,681
Total Liabilities	-	143,870	6,326	207,542	134,889	7,853	143,411
Members’ equity (deficit)
Members’ capital	-	87,487	305,584	112,220	92,454	261,381	79,009
Retained earnings (accumulated deficit)	-	(2,681)	(13,988)	(5,471)	(627)	(7,529)	(12,572)
Total members’ equity (deficit)	-	84,806	291,596	106,749	91,827	253,852	66,437
Total liabilities and members’ equity (deficit)	$-	$228,676	$297,922	$314,291	$226,716	$261,706	$209,848

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Sugar	Summerset	Sundance	Sunnyside	Swift	Taylor	Terracotta
ASSETS
Current assets:
Cash	$20,024	$1,043	$10,726	$-	$11,245	$2,567	$13,875
Other receivables	-	5,475	4,390	-	-	1,445	2,095
Prepaid expenses	3,768	3,991	695	1,091	-	1,154	4,903
Due to (from) related parties	-	-	10,868	-	-	15,904	3,263
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	23,793	10,509	26,680	1,091	11,245	21,070	24,136
Property and equipment, net	300,610	246,010	324,315	227,882	345,941	233,803	315,349
Deposits	3,590	2,644	8,291	-	11,067	1,610	2,095
Total assets	$327,993	$259,163	$359,285	$228,973	$368,252	$256,482	$341,580

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,189	$6,599	$19,720	$6,284	$9,130	$4,326	$6,146
Due to (from) related parties	5,292	2,263	-	223,589	6,733	-	-
Total Current liabilities	10,481	8,862	19,720	229,873	15,862	4,326	6,146
Tenant deposits	3,590	2,119	2,695	-	2,295	1,495	2,095
Mortgage payable, net	198,873	163,470	152,775	-	-	111,950	220,248
Total Liabilities	212,944	174,450	175,190	229,873	18,157	117,771	228,488
Members’ equity (deficit)
Members’ capital	129,126	96,302	186,325	425	355,656	143,855	120,435
Retained earnings (accumulated deficit)	(14,078)	(11,589)	(2,229)	(1,325)	(5,561)	(5,144)	(7,344)
Total members’ equity (deficit)	115,048	84,713	184,096	(900)	350,095	138,711	113,091
Total liabilities and members’ equity (deficit)	$327,993	$259,163	$359,285	$228,973	$368,252	$256,482	$341,580

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Theodore	Tulip	Tuscan	Tuscarora	Tuxford	Vernon	Walton
ASSETS
Current assets:
Cash	$-	$771	$18,855	$-	$746	$6,224	$483
Other receivables	-	6,285	-	-	-	-	-
Prepaid expenses	-	3,066	-	1,347	11,904	3,370	2,753
Due to (from) related parties	-	-	-	-	-	-	225,165
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	-	10,122	18,855	1,347	12,649	9,594	228,401
Property and equipment, net	-	314,141	309,887	336,505	258,704	256,133	298,931
Deposits	-	3,143	6,919	-	2,571	10,017	16
Total assets	$-	$327,406	$335,661	$337,853	$273,925	$275,743	$527,349

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$5,213	$8,889	$3,188	$8,917	$4,842	$10,571
Due to (from) related parties	-	2,064	9,732	335,565	7,709	5,533	-
Total Current liabilities	-	7,277	18,621	338,753	16,625	10,375	10,571
Tenant deposits	-	3,143	4,490	-	1,895	2,843	-
Mortgage payable, net	-	219,546	180,686	-	176,469	179,799	226,708
Total Liabilities	-	229,966	203,797	338,753	194,989	193,017	237,279
Members’ equity (deficit)
Members’ capital	-	113,863	136,641	425	97,910	93,941	315,086
Retained earnings (accumulated deficit)	-	(16,422)	(4,777)	(1,325)	(18,975)	(11,215)	(25,017)
Total members’ equity (deficit)	-	97,441	131,864	(900)	78,935	82,726	290,069
Total liabilities and members’ equity (deficit)	$-	$327,406	$335,661	$337,853	$273,925	$275,743	$527,349

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Wave	Weldon	Wellington	Wentworth	Wescott	Westchester	Wildwood
ASSETS
Current assets:
Cash	$1,737	$10,131	$27,539	$8,400	$1,739	$20,902	$8,765
Other receivables	-	-	-	1,595	1,795	-	1,595
Prepaid expenses	3,901	4,623	944	5,160	3,867	7,051	4,490
Due to (from) related parties	-	-	-	4,057	-	-	-
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	5,638	14,754	28,483	19,213	7,401	27,953	14,849
Property and equipment, net	330,441	205,042	404,211	227,961	272,352	329,511	218,766
Deposits	4,774	2,168	7,896	1,595	1,977	3,959	2,244
Total assets	$340,853	$221,964	$440,589	$248,768	$281,731	$361,423	$235,859

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$4,622	$5,737	$9,274	$8,202	$4,912	$9,320	$3,431
Due to (from) related parties	12,744	6,646	2,977	-	3,421	1,649	3,338
Total Current liabilities	17,366	12,383	12,251	8,202	8,333	10,969	6,768
Tenant deposits	2,744	2,168	2,395	1,595	1,795	3,119	1,845
Mortgage payable, net	221,638	134,800	-	154,981	132,843	196,298	107,116
Total Liabilities	241,748	149,350	14,646	164,778	142,970	210,386	115,729
Members’ equity (deficit)
Members’ capital	118,413	86,937	435,997	84,901	154,444	157,292	129,674
Retained earnings (accumulated deficit)	(19,308)	(14,324)	(10,053)	(911)	(15,683)	(6,254)	(9,544)
Total members’ equity (deficit)	99,105	72,614	425,944	83,990	138,760	151,038	120,130
Total liabilities and members’ equity (deficit)	$340,853	$221,964	$440,589	$248,768	$281,731	$361,423	$235,859

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2022

	Willow	Wilson	Winchester	Windsor	Winston	Wisteria	Consolidated
ASSETS
Current assets:
Cash	$965	$18,254	$-	$19,324	$20,935	$15,575	$2,326,787
Other receivables	1,695	2,195	-	-	2,859	-	248,127
Prepaid expenses	640	-	-	3,250	831	3,559	583,408
Due to (from) related parties	15,295	155	-	-	3,239	-	1,566,736
Due from (to) third party property managers	-	-	-	-	-	-	-
Total current assets	18,595	20,604	-	22,575	27,863	19,134	4,725,058
Property and equipment, net	291,692	388,328	-	338,374	328,407	293,483	64,472,312
Deposits	2,624	2,583	-	5,610	1,795	5,724	557,106
Total assets	$312,911	$411,514	$-	$366,559	$358,066	$318,341	69,754,477

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$6,528	$8,528	$-	$10,671	$4,601	$5,094	$1,385,744
Due to (from) related parties	-	-	-	2,681	-	2,452	3,969,826
Total Current liabilities	6,528	8,528	-	13,352	4,601	7,547	5,355,571
Tenant deposits	2,195	2,445	-	3,893	1,795	3,293	412,844
Mortgage payable, net	-	-	-	224,626	-	205,228	25,020,030
Total Liabilities	8,723	10,973	-	241,870	6,396	216,067	30,788,445
Members’ equity (deficit)
Members’ capital	309,455	408,026	-	128,899	352,925	106,607	41,187,227
Retained earnings (accumulated deficit)	(5,268)	(7,484)	-	(4,211)	(1,255)	(4,333)	(2,221,195)
Total members’ equity (deficit)	304,187	400,541	-	124,688	351,670	102,274	38,966,032
Total liabilities and members’ equity (deficit)	$312,911	$411,514	$-	$366,559	$358,066	$318,341	69,754,477

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Rental income	$42,815	$16,094	$32,827	$-	$4,640	$22,740	$18,035

Operating expenses:
Depreciation	11,260	17,438	13,825	1,562	2,184	8,416	5,383
Insurance	2,092	1,991	1,536	273	353	3,923	862
Management fees, related party	9,473	8,132	7,257	-	231	1,767	1,297
Management Fees	1,515	676	1,648	264	443	1,668	1,228
Repairs & maintenance	5,649	22,286	947	2,227	3,032	6,215	279
Property taxes	2,196	2,282	2,628	988	1,164	3,870	3,393
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,969	5,225	2,885	2,656	2,517	2,142	1,678
Total operating expenses	34,154	58,029	30,726	7,968	9,924	28,000	14,118

Income (loss) from operations	8,661	(41,935)	2,101	(7,968)	(5,284)	(5,260)	3,917

Other income (expense)
Interest expenses	-	-	-	-	-	7,857	9,714
Total Other income (expense)	-	-	-	-	-	7,857	9,714

Net Income (Loss)	$8,661	$(41,935)	$2,101	$(7,968)	$(5,284)	$(13,118)	$(5,797)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Rental income	$14,135	$6,384	$22,360	$7,783	$22,620	$-	$26,340

Operating expenses:
Depreciation	7,014	4,075	7,990	4,523	7,252	-	8,183
Insurance	1,357	626	1,985	681	1,161	90	1,298
Management fees, related party	1,961	975	1,801	1,568	1,422	-	2,674
Management Fees	1,047	405	2,159	785	1,938	232	937
Repairs & maintenance	8,441	1,253	2,313	5,789	1,585	2,315	-
Property taxes	1,286	721	711	2,476	12,264	274	1,710
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,149	6,040	3,042	5,255	4,677	4,599	2,496
Total operating expenses	24,255	14,095	20,001	21,077	30,298	7,509	17,298

Income (loss) from operations	(10,121)	(7,711)	2,359	(13,295)	(7,678)	(7,509)	9,042

Other income (expense)
Interest expenses	8,447	-	7,942	-	8,140	-	9,577
Total Other income (expense)	8,447	-	7,942	-	8,140	-	9,577

Net Income (Loss)	$(18,568)	$(7,711)	$(5,583)	$(13,295)	$(15,818)	$(7,509)	$(535)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Rental income	$34,740	$15,109	$25,830	$10,920	$26,622	$-	$20,321

Operating expenses:
Depreciation	16,231	5,569	7,050	7,527	7,695	3,505	12,084
Insurance	1,185	664	846	872	900	544	1,423
Management fees, related party	8,400	1,076	1,566	3,064	1,599	915	3,606
Management Fees	958	1,181	2,163	959	2,020	1,026	1,843
Repairs & maintenance	898	4,443	2,598	4,438	750	10,309	20,494
Property taxes	3,997	4,928	14,278	4,109	2,597	1,901	1,471
Credit loss expense (recovery)	-	(2,385)	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,881	3,639	4,341	4,870	2,401	4,984	5,633
Total operating expenses	33,551	19,115	32,841	25,838	17,961	23,184	46,553

Income (loss) from operations	1,189	(4,007)	(7,011)	(14,918)	8,661	(23,184)	(26,232)

Other income (expense)
Interest expenses	-	5,306	7,746	-	7,669	-	-
Total Other income (expense)	-	5,306	7,746	-	7,669	-	-

Net Income (Loss)	$1,189	$(9,313)	$(14,757)	$(14,918)	$992	$(23,184)	$(26,232)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Rental income	$14,382	$6,231	$15,085	$27,170	$23,141	$20,968	$4,616

Operating expenses:
Depreciation	4,051	-	6,990	10,275	7,997	8,910	6,230
Insurance	624	564	997	1,892	979	775	880
Management fees, related party	1,693	761	2,037	3,350	2,681	2,708	1,115
Management Fees	885	429	918	948	992	1,103	824
Repairs & maintenance	3,945	1,626	2,436	1,053	3,056	1,705	8,661
Property taxes	2,099	1,484	2,596	9,806	3,221	3,416	1,409
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	5,636	5,653	2,092	4,512	3,118	2,214	1,469
Total operating expenses	18,932	10,516	18,065	31,837	22,045	20,832	20,586

Income (loss) from operations	(4,550)	(4,285)	(2,980)	(4,667)	1,097	136	(15,970)

Other income (expense)
Interest expenses	-	-	-	-	9,415	493	8,989
Total Other income (expense)	-	-	-	-	9,415	493	8,989

Net Income (Loss)	$(4,550)	$(4,285)	$(2,980)	$(4,667)	$(8,318)	$(357)	$(24,959)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Campbell

Rental income	$-	$10,678	$40,853	$35,404	$4,678	$18,345	$-

Operating expenses:
Depreciation	1,433	5,709	17,832	10,379	2,164	7,289	1,422
Insurance	252	728	1,350	2,612	348	1,013	220
Management fees, related party	-	1,160	9,799	2,058	164	1,782	-
Management Fees	331	1,071	1,180	2,560	252	1,404	1,851
Repairs & maintenance	3,082	12,360	2,777	-	420	-	389
Property taxes	770	1,122	5,749	12,074	1,077	980	4,770
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	39,763
Other operating expenses	5,033	4,295	1,950	2,289	6,002	1,945	1,906
Total operating expenses	10,901	26,445	40,636	31,973	10,426	14,412	50,320

Income (loss) from operations	(10,901)	(15,767)	217	3,431	(5,748)	3,933	(50,320)

Other income (expense)
Interest expenses	-	5,389	-	10,260	-	-	-
Total Other income (expense)	-	5,389	-	10,260	-	-	-

Net Income (Loss)	$(10,901)	$(21,156)	$217	$(6,828)	$(5,748)	$3,933	$(50,320)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Cawley	Centennial	Chaparral	Chattahoochee	Chelsea	Chester	Chickamauga

Rental income	$12,731	$21,691	$19,700	$-	$22,930	$26,592	$26,472

Operating expenses:
Depreciation	3,593	7,834	5,399	-	8,468	11,039	10,258
Insurance	565	602	788	-	1,491	1,585	1,226
Management fees, related party	1,540	1,335	1,430	-	1,953	3,449	3,582
Management Fees	683	1,721	1,194	-	1,858	949	966
Repairs & maintenance	2,630	-	1,529	-	350	494	4,834
Property taxes	2,199	2,623	2,055	-	(946)	3,164	3,765
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	6,075	3,702	1,415	-	4,012	3,125	6,195
Total operating expenses	17,286	17,816	13,809	-	17,185	23,803	30,827

Income (loss) from operations	(4,555)	3,875	5,891	-	5,745	2,788	(4,355)

Other income (expense)
Interest expenses	-	8,876	4,353	-	8,429	12,323	-
Total Other income (expense)	-	8,876	4,353	-	8,429	12,323	-

Net Income (Loss)	$(4,555)	$(5,001)	$1,538	$-	$(2,684)	$(9,534)	$(4,355)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Chinook	Chitwood	Clover	Coatbridge	Collier	Collinston	Conway

Rental income	$998	$28,895	$23,840	$17,873	$24,470	$20,121	$34,836

Operating expenses:
Depreciation	4,126	10,510	8,793	7,991	9,757	5,811	18,892
Insurance	549	1,262	1,225	852	1,207	882	2,140
Management fees, related party	772	4,482	4,123	1,071	5,157	1,424	6,127
Management Fees	1,164	1,136	1,668	1,771	1,143	1,181	1,379
Repairs & maintenance	3,270	1,769	2,918	143	2,800	7,752	6,493
Property taxes	2,289	4,958	2,741	16,976	463	4,178	3,895
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	6,850	2,948	1,983	7,500	3,562	2,875	4,147
Total operating expenses	19,020	27,065	23,451	36,305	24,089	24,104	43,072

Income (loss) from operations	(18,023)	1,830	389	(18,432)	381	(3,983)	(8,236)

Other income (expense)
Interest expenses	-	-	-	8,878	-	5,349	493
Total Other income (expense)	-	-	-	8,878	-	5,349	493

Net Income (Loss)	$(18,023)	$1,830	$389	$(27,310)	$381	$(9,331)	$(8,729)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Cove	Creekside	Creekwood	Cumberland	Cupcake	Cypress	Daisy

Rental income	$13,220	$23,265	$21,214	$20,340	$22,260	$28,627	$20,340

Operating expenses:
Depreciation	3,853	8,530	7,947	8,118	6,550	10,023	8,276
Insurance	566	1,152	1,005	1,026	629	1,886	1,104
Management fees, related party	995	3,443	1,895	2,487	1,365	2,865	2,529
Management Fees	1,380	933	1,828	950	1,507	1,764	930
Repairs & maintenance	97	577	4,909	561	447	5,685	1,984
Property taxes	1,843	3,301	2,561	1,843	2,693	4,150	3,492
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	7,649	2,174	3,875	2,284	1,679	2,645	1,989
Total operating expenses	16,382	20,108	24,020	17,269	14,870	29,020	20,304

Income (loss) from operations	(3,163)	3,157	(2,806)	3,071	7,390	(393)	36

Other income (expense)
Interest expenses	-	-	9,590	-	5,839	12,091	-
Total Other income (expense)	-	-	9,590	-	5,839	12,091	-

Net Income (Loss)	$(3,163)	$3,157	$(12,396)	$3,071	$1,552	$(12,483)	$36

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Davidson	Dawson	Delta	Dewberry	Diablo	Dogwood	Dolittle

Rental income	$16,298	$20,712	$-	$16,195	$12,250	$18,808	$26,420

Operating expenses:
Depreciation	5,818	7,235	9,435	5,225	7,141	6,632	8,443
Insurance	661	812	1,107	725	1,339	943	2,149
Management fees, related party	1,016	1,347	1,455	1,009	1,866	3,045	1,629
Management Fees	1,213	1,536	-	1,404	691	1,316	2,405
Repairs & maintenance	5,850	1,119	534	-	734	1,692	185
Property taxes	3,959	9,973	5,819	8,957	3,303	415	11,826
Credit loss expense (recovery)	-	-	12,525	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,104	3,185	6,841	1,859	5,049	2,519	3,689
Total operating expenses	21,621	25,205	37,717	19,179	20,124	16,561	30,326

Income (loss) from operations	(5,323)	(4,493)	(37,717)	(2,985)	(7,873)	2,247	(3,906)

Other income (expense)
Interest expenses	5,758	6,838	8,870	5,672	8,133	-	8,121
Total Other income (expense)	5,758	6,838	8,870	5,672	8,133	-	8,121

Net Income (Loss)	$(11,081)	$(11,331)	$(46,587)	$(8,657)	$(16,006)	$2,247	$(12,027)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Dolly	Dops	Dorchester	Dunbar	Duncan	Eagle	Eastfair

Rental income	$28,229	$13,415	$24,877	$5,941	$-	$24,240	$13,980

Operating expenses:
Depreciation	18,952	5,149	9,454	9,550	-	8,130	5,912
Insurance	2,227	1,734	1,904	1,101	-	1,115	865
Management fees, related party	7,078	1,248	5,103	3,734	-	1,883	1,148
Management Fees	829	1,049	910	2,263	-	1,676	1,039
Repairs & maintenance	1,678	2,675	3,906	2,800	-	-	4,801
Property taxes	2,841	547	12,149	1,282	-	1,368	6,231
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,707	4,463	3,920	9,601	-	1,781	5,038
Total operating expenses	38,313	16,865	37,345	30,331	-	15,953	25,032

Income (loss) from operations	(10,084)	(3,450)	(12,469)	(24,390)	-	8,287	(11,052)

Other income (expense)
Interest expenses	-	-	-	-	-	9,059	7,012
Total Other income (expense)	-	-	-	-	-	9,059	7,012

Net Income (Loss)	$(10,084)	$(3,450)	$(12,469)	$(24,390)	$-	$(771)	$(18,065)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Eastwood	Elevation	Ella	Ellen	Elm	Emporia	Ensenada

Rental income	$5,432	$5,316	$16,387	$3,231	$12,674	$57,096	$39,540

Operating expenses:
Depreciation	2,189	8,013	5,978	2,269	4,600	9,751	13,332
Insurance	354	1,312	553	369	1,250	1,583	3,527
Management fees, related party	225	1,258	1,911	499	1,167	2,304	4,573
Management Fees	525	638	1,225	640	1,327	4,498	940
Repairs & maintenance	3,154	721	4,665	3,598	2,585	5,957	225
Property taxes	1,167	7,394	1,849	1,144	7,147	7,109	6,153
Credit loss expense (recovery)	-	847	-	-	-	35,955	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	6,787	7,600	7,943	6,724	3,662	5,904	2,593
Total operating expenses	14,401	27,785	24,123	15,242	21,738	73,062	31,343

Income (loss) from operations	(8,970)	(22,469)	(7,737)	(12,011)	(9,064)	(15,966)	8,197

Other income (expense)
Interest expenses	-	8,257	5,844	-	4,393	9,580	15,313
Total Other income (expense)	-	8,257	5,844	-	4,393	9,580	15,313

Net Income (Loss)	$(8,970)	$(30,726)	$(13,580)	$(12,011)	$(13,457)	$(25,546)	$(7,116)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Falcon	Felix	Fenwick	Fletcher	Folly	Forest	Foster

Rental income	$24,179	$9,577	$13,224	$5,480	$26,039	$12,936	$13,703

Operating expenses:
Depreciation	8,143	3,185	4,120	1,608	10,253	9,646	4,307
Insurance	1,213	446	630	85	1,734	2,310	653
Management fees, related party	2,098	908	1,318	88	4,803	1,632	1,616
Management Fees	1,474	1,126	1,022	741	966	1,160	725
Repairs & maintenance	109	2,758	5,315	3,911	9,960	357	3,045
Property taxes	1,665	1,364	1,983	807	10,302	9,799	2,883
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,781	5,187	5,957	5,936	4,135	4,063	5,324
Total operating expenses	16,482	14,974	20,345	13,176	42,152	28,967	18,552

Income (loss) from operations	7,697	(5,397)	(7,121)	(7,696)	(16,113)	(16,031)	(4,850)

Other income (expense)
Interest expenses	9,059	-	-	-	-	10,604	-
Total Other income (expense)	9,059	-	-	-	-	10,604	-

Net Income (Loss)	$(1,362)	$(5,397)	$(7,121)	$(7,696)	$(16,113)	$(26,635)	$(4,850)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Franklin	Gardens	General	Goose	Grant	Greenhill	Gretal

Rental income	$9,724	$15,167	$85	$23,700	$31,592	$27,550	$18,310

Operating expenses:
Depreciation	3,852	6,062	3,618	7,579	8,902	8,929	12,419
Insurance	535	775	562	870	1,127	1,549	1,454
Management fees, related party	1,028	1,413	630	1,767	1,990	1,804	3,605
Management Fees	1,768	1,489	928	1,638	2,435	2,204	722
Repairs & maintenance	9,383	1,941	7,841	212	1,125	-	1,416
Property taxes	1,650	686	1,733	2,037	4,398	11,898	1,482
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	6,837	3,316	5,984	1,888	3,264	3,102	5,918
Total operating expenses	25,053	15,683	21,296	15,991	23,242	29,486	27,016

Income (loss) from operations	(15,329)	(516)	(21,211)	7,709	8,350	(1,936)	(8,705)

Other income (expense)
Interest expenses	-	6,543	-	8,440	10,126	8,909	-
Total Other income (expense)	-	6,543	-	8,440	10,126	8,909	-

Net Income (Loss)	$(15,329)	$(7,059)	$(21,211)	$(730)	$(1,776)	$(10,844)	$(8,705)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Grove	Hadden	Hansard	Hansel	Hargrave	Harrison	Henry

Rental income	$19,194	$20,215	$23,493	$20,882	$-	$35,724	$23,263

Operating expenses:
Depreciation	8,803	6,007	7,644	11,127	2,141	12,574	11,823
Insurance	886	714	1,037	1,446	344	1,326	1,412
Management fees, related party	1,290	1,377	2,624	3,395	-	4,778	4,254
Management Fees	1,316	1,549	1,178	789	53	1,001	2,506
Repairs & maintenance	1,500	235	3,983	959	529	1,158	17,515
Property taxes	1,720	778	3,331	2,462	1,066	2,848	1,617
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,718	1,622	4,145	4,731	1,793	4,253	6,438
Total operating expenses	17,232	12,283	23,942	24,910	5,926	27,938	45,565

Income (loss) from operations	1,962	7,932	(449)	(4,027)	(5,926)	7,786	(22,302)

Other income (expense)
Interest expenses	7,546	5,622	-	13,542	-	15,237	-
Total Other income (expense)	7,546	5,622	-	13,542	-	15,237	-

Net Income (Loss)	$(5,583)	$2,311	$(449)	$(17,569)	$(5,926)	$(7,452)	$(22,302)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Heritage	Heron	Highland	Hines	Hobbes	Holcomb	Holland

Rental income	$23,805	$24,024	$22,108	$19,465	$-	$23,327	$17,222

Operating expenses:
Depreciation	9,012	8,948	7,884	7,915	2,144	9,757	5,818
Insurance	920	1,833	965	879	344	675	701
Management fees, related party	2,095	1,852	1,891	3,613	-	4,579	1,218
Management Fees	1,321	1,668	1,668	1,699	49	1,383	1,367
Repairs & maintenance	1,950	850	500	855	489	2,773	4,295
Property taxes	4,344	2,436	1,895	1,137	1,066	571	4,069
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,412	1,802	2,716	2,553	4,656	2,605	2,015
Total operating expenses	22,054	19,387	17,518	18,651	8,747	22,342	19,483

Income (loss) from operations	1,750	4,637	4,590	814	(8,747)	985	(2,261)

Other income (expense)
Interest expenses	9,718	12,004	-	-	-	-	5,758
Total Other income (expense)	9,718	12,004	-	-	-	-	5,758

Net Income (Loss)	$(7,968)	$(7,367)	$4,590	$814	$(8,747)	$985	$(8,019)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Hollandaise	Holloway	Inglewood	Irene	Jack	Jake	Jefferson

Rental income	$27,461	$29,950	$35,730	$4,418	$30,590	$20,109	$17,875

Operating expenses:
Depreciation	10,056	9,344	18,738	1,608	12,754	16,186	6,925
Insurance	1,627	1,055	1,494	264	2,150	2,251	953
Management fees, related party	3,003	1,846	6,092	73	3,714	7,742	2,169
Management Fees	851	2,220	980	634	1,075	1,104	948
Repairs & maintenance	-	1,519	1,338	3,541	8,032	3,366	3,001
Property taxes	4,034	12,694	3,169	807	4,536	7,754	3,080
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,050	3,482	4,570	6,058	3,608	4,126	3,407
Total operating expenses	22,622	32,160	36,381	12,985	35,869	42,528	20,484

Income (loss) from operations	4,839	(2,210)	(651)	(8,568)	(5,279)	(22,420)	(2,609)

Other income (expense)
Interest expenses	9,298	10,320	493	-	12,769	-	-
Total Other income (expense)	9,298	10,320	493	-	12,769	-	-

Net Income (Loss)	$(4,459)	$(12,530)	$(1,144)	$(8,568)	$(18,048)	$(22,420)	$(2,609)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Jill	Johnny	June	Jupiter	Kawana	Kennesaw	Kenny

Rental income	$24,730	$38,994	$39,865	$18,345	$20,668	$29,914	$33,845

Operating expenses:
Depreciation	10,952	16,096	16,096	5,811	7,572	11,673	18,952
Insurance	1,211	1,893	1,875	1,325	983	1,380	2,036
Management fees, related party	3,484	8,888	8,958	1,297	1,633	5,628	7,388
Management Fees	954	968	910	1,511	1,627	1,647	887
Repairs & maintenance	504	400	-	75	-	3,750	784
Property taxes	2,725	2,667	2,667	3,922	1,144	1,461	3,333
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,770	2,750	2,878	2,025	1,782	2,406	3,967
Total operating expenses	22,600	33,663	33,384	15,965	14,741	27,946	37,347

Income (loss) from operations	2,131	5,331	6,481	2,380	5,927	1,968	(3,501)

Other income (expense)
Interest expenses	13,337	15,288	15,288	6,523	7,532	-	-
Total Other income (expense)	13,337	15,288	15,288	6,523	7,532	-	-

Net Income (Loss)	$(11,207)	$(9,958)	$(8,807)	$(4,143)	$(1,605)	$1,968	$(3,501)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	KerriAnn	Kessler	Kingsley	Kirkwood	Korin	Lallie	Lanier

Rental income	$25,898	$19,140	$28,348	$19,140	$22,074	$14,750	$27,392

Operating expenses:
Depreciation	9,371	8,217	8,580	7,184	7,646	10,774	10,644
Insurance	1,041	810	993	824	1,025	1,931	1,159
Management fees, related party	1,767	2,163	1,692	2,002	2,320	2,102	2,048
Management Fees	1,819	953	2,295	910	883	1,176	2,020
Repairs & maintenance	2,883	1,921	523	-	3,601	3,490	4,575
Property taxes	5,002	1,257	17,450	1,904	3,009	20,421	5,214
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,500	2,345	2,881	3,158	4,093	4,297	2,020
Total operating expenses	25,383	17,666	34,415	15,982	22,577	44,192	27,679

Income (loss) from operations	515	1,474	(6,068)	3,158	(503)	(29,442)	(287)

Other income (expense)
Interest expenses	9,310	10,641	10,040	8,716	-	11,228	12,626
Total Other income (expense)	9,310	10,641	10,040	8,716	-	11,228	12,626

Net Income (Loss)	$(8,795)	$(9,168)	$(16,108)	$(5,558)	$(503)	$(40,670)	$(12,913)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Lannister	Latte	Lennox	Lierly	Lily	Limestone	Litton

Rental income	$16,919	$26,780	$19,930	$21,540	$29,780	$11,667	$24,398

Operating expenses:
Depreciation	6,054	10,022	5,956	5,864	14,986	8,046	8,826
Insurance	89	1,335	625	881	1,910	955	1,083
Management fees, related party	1,342	4,447	1,331	1,089	3,980	1,605	2,962
Management Fees	1,201	2,126	1,626	1,580	941	984	955
Repairs & maintenance	2,500	-	1,052	1,636	667	-	1,601
Property taxes	2,045	5,569	11,843	803	3,213	11,976	931
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,718	2,169	3,544	1,568	2,042	4,658	4,654
Total operating expenses	14,949	25,668	25,978	13,420	27,738	28,224	21,013

Income (loss) from operations	1,970	1,112	(6,048)	8,120	2,042	(16,557)	3,386

Other income (expense)
Interest expenses	7,176	-	6,535	5,407	12,174	8,504	10,385
Total Other income (expense)	7,176	-	6,535	5,407	12,174	8,504	10,385

Net Income (Loss)	$(5,207)	$1,112	$(12,583)	$2,712	$(10,132)	$(25,061)	$(6,999)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Longwoods	Lookout	Loretta	Louis	Louise	Lovejoy	Luna

Rental income	$10,004	$25,122	$36,978	$10,549	$21,376	$19,572	$18,097

Operating expenses:
Depreciation	3,702	9,483	18,876	3,701	7,578	8,140	5,912
Insurance	1,063	1,105	2,140	568	978	916	701
Management fees, related party	1,330	5,092	6,228	1,100	1,634	1,685	1,187
Management Fees	692	1,047	1,187	572	1,860	1,544	1,434
Repairs & maintenance	3,259	1,282	3,954	1,712	-	5,565	4,260
Property taxes	3,277	1,110	4,487	1,976	3,107	6,351	9,714
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	6,562	3,621	4,583	6,317	1,875	4,102	5,424
Total operating expenses	19,885	22,740	41,454	15,945	17,032	28,303	28,632

Income (loss) from operations	(9,881)	2,382	(4,476)	(5,396)	4,344	(8,731)	(10,535)

Other income (expense)
Interest expenses	-	-	-	-	8,033	6,866	7,013
Total Other income (expense)	-	-	-	-	8,033	6,866	7,013

Net Income (Loss)	$(9,881)	$2,382	$(4,476)	$(5,396)	$(3,689)	$(15,596)	$(17,548)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Lurleen	Madison	Mae	Magnolia	Malbec	Mammoth	Marcelo

Rental income	$18,698	$10,643	$23,640	$21,285	$20,485	$18,955	$18,360

Operating expenses:
Depreciation	9,329	5,655	9,728	8,308	8,776	9,371	7,822
Insurance	804	734	1,219	1,038	1,473	1,057	1,176
Management fees, related party	1,553	1,619	2,313	1,896	1,379	2,177	2,269
Management Fees	1,288	838	1,844	1,161	1,732	1,917	1,106
Repairs & maintenance	7,035	6,099	(128)	120	601	7,315	1,783
Property taxes	1,141	2,486	5,162	4,841	5,680	8,423	2,749
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,795	3,219	2,332	(89)	3,836	5,123	3,255
Total operating expenses	25,945	20,650	22,470	17,274	23,476	35,383	20,161

Income (loss) from operations	(7,248)	(10,006)	1,170	4,011	(2,991)	(16,428)	(1,801)

Other income (expense)
Interest expenses	8,279	7,160	-	9,985	9,781	11,389	-
Total Other income (expense)	8,279	7,160	-	9,985	9,781	11,389	-

Net Income (Loss)	$(15,526)	$(17,166)	$1,170	$(5,975)	$(12,772)	$(27,818)	$(1,801)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Marie	Marietta	Marion	Marple	Martell	Mary	Matchingham

Rental income	$24,515	$22,045	$4,798	$7,115	$2,424	$9,916	$24,416

Operating expenses:
Depreciation	8,062	8,289	3,963	2,412	3,572	3,732	5,825
Insurance	1,088	944	536	444	1,125	550	696
Management fees, related party	2,306	1,993	811	765	910	1,122	1,289
Management Fees	1,093	1,764	1,185	780	786	610	1,873
Repairs & maintenance	3,137	13,314	4,253	3,329	4,678	2,412	-
Property taxes	3,504	(530)	1,521	1,129	1,697	1,741	12,954
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,992	2,561	7,178	6,877	9,262	6,740	3,136
Total operating expenses	24,181	28,335	19,447	15,738	22,031	16,906	25,774

Income (loss) from operations	334	(6,290)	(14,649)	(8,623)	(19,607)	(6,990)	(1,357)

Other income (expense)
Interest expenses	-	10,077	-	-	-	-	5,733
Total Other income (expense)	-	10,077	-	-	-	-	5,733

Net Income (Loss)	$334	$(16,367)	$(14,649)	$(8,623)	$(19,607)	$(6,990)	$(7,090)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	McGregor	McLovin	Meadow	Mimosa	Mojave	Murphy	Mycroft

Rental income	$22,740	$36,590	$20,490	$19,123	$20,325	$27,540	$8,378

Operating expenses:
Depreciation	8,264	12,438	8,820	5,910	7,049	8,171	2,466
Insurance	1,049	2,496	2,666	873	636	1,808	452
Management fees, related party	3,641	4,217	1,729	1,483	1,419	1,673	880
Management Fees	968	1,036	1,874	1,854	1,367	2,020	746
Repairs & maintenance	1,075	1,143	285	2,928	387	-	3,333
Property taxes	1,546	11,309	4,181	83	2,968	11,732	1,155
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,586	2,001	2,574	1,769	1,868	2,428	5,736
Total operating expenses	19,130	34,639	22,128	14,900	15,694	27,831	14,768

Income (loss) from operations	3,610	1,951	(1,639)	4,223	4,631	(291)	(6,390)

Other income (expense)
Interest expenses	-	14,358	8,406	7,793	6,971	8,109	-
Total Other income (expense)	-	14,358	8,406	7,793	6,971	8,109	-

Net Income (Loss)	$3,610	$(12,407)	$(10,045)	$(3,570)	$(2,340)	$(8,400)	$(6,390)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Nugget	Odessa	Olive	Oly	Onyx	Oscar	Osceola

Rental income	$34,190	$20,461	$21,640	$30,970	$12,026	$-	$3,445

Operating expenses:
Depreciation	15,387	14,664	7,377	12,529	5,494	3,055	3,850
Insurance	2,137	2,863	2,156	1,896	1,278	(7,827)	2,932
Management fees, related party	8,216	3,211	1,721	3,556	1,193	500	790
Management Fees	1,084	1,273	1,527	918	2,395	287	655
Repairs & maintenance	268	8,157	4,645	486	1,406	17,027	8,799
Property taxes	8,249	4,217	11,242	7,008	1,718	1,375	2,756
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,355	8,783	3,822	2,082	6,399	4,472	5,586
Total operating expenses	38,695	43,168	32,489	28,475	19,883	18,889	25,367

Income (loss) from operations	(4,505)	(22,707)	(10,849)	2,495	(7,857)	(18,889)	(21,922)

Other income (expense)
Interest expenses	-	14,631	5,899	14,385	-	-	-
Total Other income (expense)	-	14,631	5,899	14,385	-	-	-

Net Income (Loss)	$(4,505)	$(37,338)	$(16,749)	$(11,890)	$(7,857)	$(18,889)	$(21,922)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Osprey	Otoro	Palmer	Patrick	Peanut	Pearl	Pecan

Rental income	$27,540	$-	$-	$19,200	$16,275	$12,220	$18,899

Operating expenses:
Depreciation	10,980	10,984	3,822	6,614	5,929	14,997	5,725
Insurance	1,917	2,436	527	823	1,409	1,728	830
Management fees, related party	4,413	2,042	586	1,344	1,246	6,955	1,212
Management Fees	2,020	224	765	1,323	1,738	1,006	1,368
Repairs & maintenance	1,622	4,887	1,955	-	2,070	7,160	236
Property taxes	6,231	8,896	(913)	857	820	2,568	824
Credit loss expense (recovery)	-	8,385	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,704	4,755	5,974	1,568	2,005	6,621	1,843
Total operating expenses	29,886	42,607	12,715	12,529	15,216	41,036	12,038

Income (loss) from operations	(2,346)	(42,607)	(12,715)	6,671	1,059	(28,816)	6,861

Other income (expense)
Interest expenses	-	10,727	-	4,374	8,433	-	4,557
Total Other income (expense)	-	10,727	-	4,374	8,433	-	4,557

Net Income (Loss)	$(2,346)	$(53,334)	$(12,715)	$2,297	$(7,374)	$(28,816)	$2,304

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Peterson	Piedmont	Pinot	Pioneer	Plumtree	Point	Porthos

Rental income	$2,074	$27,540	$28,410	$37,762	$21,079	$28,924	$13,617

Operating expenses:
Depreciation	1,552	10,526	8,859	16,234	5,535	10,500	3,456
Insurance	271	1,944	1,390	2,201	823	1,696	1,897
Management fees, related party	26	3,603	2,074	8,739	1,581	3,105	1,575
Management Fees	387	964	1,591	1,192	1,194	970	749
Repairs & maintenance	2,471	256	944	2,594	979	760	3,290
Property taxes	1,085	5,733	4,358	7,174	805	3,249	3,846
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	5,763	3,141	3,670	3,566	1,568	4,401	5,403
Total operating expenses	11,555	26,169	22,886	41,700	12,484	24,680	20,217

Income (loss) from operations	(9,482)	1,371	5,524	(3,937)	8,595	4,244	(6,600)

Other income (expense)
Interest expenses	-	12,753	9,889	-	3,226	12,810	-
Total Other income (expense)	-	12,753	9,889	-	3,226	12,810	-

Net Income (Loss)	$(9,482)	$(11,382)	$(4,365)	$(3,937)	$5,369	$(8,566)	$(6,600)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Quincy	Redondo	Regency	Reginald	Reynolds	Ribbonwalk	Richardson

Rental income	$28,184	$26,216	$24,564	$32,665	$29,940	$22,511	$19,020

Operating expenses:
Depreciation	15,029	8,617	6,954	13,642	11,810	8,791	8,646
Insurance	2,166	1,070	309	1,419	1,392	821	1,114
Management fees, related party	4,715	3,147	2,500	4,313	5,676	1,390	2,502
Management Fees	1,717	1,181	997	1,307	1,647	2,075	990
Repairs & maintenance	10,228	9,249	1,154	5,984	166	450	1,054
Property taxes	3,954	4,444	2,369	1,208	1,435	3,321	2,989
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,443	4,564	2,564	3,411	2,319	3,987	2,158
Total operating expenses	42,252	32,271	16,847	31,283	24,445	20,835	19,454

Income (loss) from operations	(14,068)	(6,055)	7,717	1,382	5,495	1,676	(434)

Other income (expense)
Interest expenses	4,708	11,352	10,299	493	-	8,761	-
Total Other income (expense)	4,708	11,352	10,299	493	-	8,761	-

Net Income (Loss)	$(18,776)	$(17,407)	$(2,582)	$889	$5,495	$(7,085)	$(434)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Richmond	Ridge	Ritter	River	Riverwalk	Rooney	Roseberry

Rental income	$1,797	$22,451	$24,476	$23,520	$28,740	$25,140	$26,187

Operating expenses:
Depreciation	2,616	5,983	13,864	7,323	10,855	8,844	9,026
Insurance	451	918	1,963	868	1,548	1,793	1,932
Management fees, related party	74	1,372	7,066	1,625	6,031	2,666	1,464
Management Fees	338	2,233	2,351	1,533	922	1,042	2,416
Repairs & maintenance	2,681	-	19,043	3,402	816	-	350
Property taxes	1,393	10,821	1,954	7,217	1,561	4,158	1,898
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,080	2,914	4,150	2,783	2,644	3,393	3,003
Total operating expenses	10,633	24,241	50,392	24,751	24,376	21,896	20,088

Income (loss) from operations	(8,836)	(1,789)	(25,916)	(1,231)	4,364	3,244	6,099

Other income (expense)
Interest expenses	-	6,963	-	8,035	-	10,654	9,848
Total Other income (expense)	-	6,963	-	8,035	-	10,654	9,848

Net Income (Loss)	$(8,836)	$(8,753)	$(25,916)	$(9,266)	$4,364	$(7,410)	$(3,749)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Rosewood	Roxy	Saddlebred	Saint	Sajni	Salem	Salinas

Rental income	$21,736	$23,940	$26,945	$22,380	$23,574	$25,230	$17,211

Operating expenses:
Depreciation	7,438	8,958	15,278	7,562	8,995	8,775	5,682
Insurance	2,520	2,851	3,976	1,513	2,387	1,525	896
Management fees, related party	1,809	2,442	3,230	2,360	2,686	1,437	1,757
Management Fees	1,888	957	942	931	2,727	1,920	3,447
Repairs & maintenance	-	440	1,183	-	6,123	888	27,015
Property taxes	1,446	2,761	4,336	3,200	1,942	4,129	1,591
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,994	2,951	1,939	2,105	6,843	3,348	7,707
Total operating expenses	17,094	21,360	30,884	17,671	31,703	22,021	48,094

Income (loss) from operations	4,642	2,580	(3,939)	4,709	(8,128)	3,209	(30,883)

Other income (expense)
Interest expenses	9,050	10,554	12,993	8,293	-	9,967	-
Total Other income (expense)	9,050	10,554	12,993	8,293	-	9,967	-

Net Income (Loss)	$(4,408)	$(7,974)	$(16,931)	$(3,584)	$(8,128)	$(6,758)	$(30,883)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Saturn	Scepter	Sequoyah	Shallowford	Shoreline	Sigma	Simon

Rental income	$17,085	$20,845	$16,618	$27,421	$28,825	$27,514	$9,288

Operating expenses:
Depreciation	8,560	6,475	6,801	9,928	8,520	10,392	3,314
Insurance	1,370	1,304	935	1,545	1,325	1,294	490
Management fees, related party	1,189	2,005	2,117	3,456	1,872	2,010	1,260
Management Fees	1,367	968	1,312	975	2,372	2,155	671
Repairs & maintenance	-	2,459	8,700	1,826	3,978	150	3,207
Property taxes	3,562	3,468	2,612	5,281	11,800	6,637	1,589
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,013	4,762	6,090	3,204	6,141	2,622	6,936
Total operating expenses	18,060	21,442	28,568	26,214	36,008	25,260	17,466

Income (loss) from operations	(975)	(597)	(11,950)	1,206	(7,183)	2,254	(8,179)

Other income (expense)
Interest expenses	6,523	7,396	8,048	11,991	9,896	10,536	-
Total Other income (expense)	6,523	7,396	8,048	11,991	9,896	10,536	-

Net Income (Loss)	$(7,498)	$(7,993)	$(19,998)	$(10,785)	$(17,079)	$(8,282)	$(8,179)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Sims	Soapstone	Sodalis	Spencer	Splash	Spring	Stonebriar

Rental income	$5,535	$20,508	$19,018	$26,554	$16,000	$20,340	$16,740

Operating expenses:
Depreciation	3,749	6,000	7,959	8,313	5,955	6,803	5,574
Insurance	573	912	1,021	1,991	811	892	1,004
Management fees, related party	1,118	1,225	3,071	1,830	1,335	1,759	1,396
Management Fees	364	1,416	1,020	2,314	1,085	1,492	923
Repairs & maintenance	835	1,020	2,455	388	976	1,200	3,023
Property taxes	1,876	14	3,190	8,310	2,831	4,086	3,098
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	6,147	1,918	3,201	4,282	1,728	2,543	2,409
Total operating expenses	14,662	12,503	21,918	27,427	14,721	18,774	17,426

Income (loss) from operations	(9,127)	8,005	(2,900)	(873)	1,279	1,566	(686)

Other income (expense)
Interest expenses	-	5,265	-	9,109	4,882	-	6,443
Total Other income (expense)	-	5,265	-	9,109	4,882	-	6,443

Net Income (Loss)	$(9,127)	$2,740	$(2,900)	$(9,982)	$(3,603)	$1,566	$(7,129)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Sugar	Summerset	Sundance	Sunnyside	Swift	Taylor	Terracotta

Rental income	$22,628	$18,152	$23,709	$20,388	$27,540	$13,313	$22,080

Operating expenses:
Depreciation	8,559	7,528	10,207	5,572	10,575	7,368	7,573
Insurance	1,963	2,654	1,070	1,051	1,193	829	1,637
Management fees, related party	1,758	1,189	2,877	1,990	4,645	1,391	2,325
Management Fees	1,646	1,752	1,391	935	1,515	1,083	1,042
Repairs & maintenance	708	2,384	4,545	2,334	966	11,693	1,113
Property taxes	7,493	1,143	5,733	1,075	1,030	991	3,402
Credit loss expense (recovery)	-	-	-	-	-	(1,246)	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,274	4,612	2,890	4,419	2,467	5,215	5,611
Total operating expenses	25,401	21,261	28,712	17,376	22,389	27,324	22,702

Income (loss) from operations	(2,773)	(3,109)	(5,003)	3,012	5,151	(14,011)	(623)

Other income (expense)
Interest expenses	10,060	7,746	11,352	-	-	6,904	8,706
Total Other income (expense)	10,060	7,746	11,352	-	-	6,904	8,706

Net Income (Loss)	$(12,832)	$(10,855)	$(16,355)	$3,012	$5,151	$(20,915)	$(9,329)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Theodore	Tulip	Tuscan	Tuscarora	Tuxford	Vernon	Walton

Rental income	$1,821	$21,722	$29,148	$21,705	$23,115	$22,740	$16,712

Operating expenses:
Depreciation	3,289	8,726	8,879	8,417	7,203	9,650	8,246
Insurance	486	2,048	1,144	1,132	827	1,097	1,113
Management fees, related party	649	1,664	2,220	2,786	1,678	1,466	4,107
Management Fees	153	2,167	1,767	1,121	1,672	1,668	1,118
Repairs & maintenance	830	3,252	235	4,030	3,560	-	5,583
Property taxes	1,576	2,161	2,170	4,137	9,121	10,917	1,875
Credit loss expense (recovery)	-	10,769	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	6,836	6,105	3,341	4,901	2,476	2,308	7,444
Total operating expenses	13,819	36,893	19,756	26,524	26,537	27,105	29,487

Income (loss) from operations	(11,999)	(15,171)	9,392	(4,819)	(3,422)	(4,365)	(12,775)

Other income (expense)
Interest expenses	-	10,621	7,227	-	6,987	7,117	10,173
Total Other income (expense)	-	10,621	7,227	-	6,987	7,117	10,173

Net Income (Loss)	$(11,999)	$(25,792)	$2,165	$(4,819)	$(10,409)	$(11,481)	$(22,948)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Wave	Weldon	Wellington	Wentworth	Wescott	Westchester	Wildwood

Rental income	$300	$17,470	$28,741	$17,444	$17,107	$32,551	$21,473

Operating expenses:
Depreciation	9,164	5,811	12,380	6,833	7,530	9,374	6,063
Insurance	1,681	1,204	1,720	522	1,674	1,543	1,905
Management fees, related party	1,433	1,262	3,134	1,125	2,615	2,325	2,382
Management Fees	24	1,369	2,597	2,077	991	2,774	861
Repairs & maintenance	1,077	695	6,186	-	2,193	2,479	30
Property taxes	7,001	2,711	1,562	2,730	3,430	19,915	580
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	7,334	2,011	3,114	1,498	3,654	3,039	3,752
Total operating expenses	27,715	15,063	30,692	14,785	22,087	41,449	15,573

Income (loss) from operations	(27,415)	2,407	(1,951)	2,659	(4,980)	(8,897)	5,901

Other income (expense)
Interest expenses	8,761	5,349	-	6,258	8,291	9,700	6,148
Total Other income (expense)	8,761	5,349	-	6,258	8,291	9,700	6,148

Net Income (Loss)	$(36,176)	$(2,942)	$(1,951)	$(3,600)	$(13,271)	$(18,598)	$(248)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Willow	Wilson	Winchester	Windsor	Winston	Wisteria	Consolidated

Rental income	$20,990	$26,665	$6,279	$31,772	$18,681	$20,845	$4,781,812

Operating expenses:
Depreciation	8,045	11,722	2,806	9,618	9,039	8,416	1,952,621
Insurance	1,086	1,398	395	1,812	1,219	1,784	288,592
Management fees, related party	2,527	3,533	222	2,777	2,033	1,308	590,752
Management Fees	1,008	1,115	1,600	2,901	1,580	1,980	315,497
Repairs & maintenance	1,428	2,548	7,503	216	660	1,867	721,307
Property taxes	3,100	3,595	150	5,595	3,705	(1,065)	945,255
Credit loss expense (recovery)	-	-	-	-	-	-	64,851
Loss on sale of property	-	-	-	-	-	-	39,763
Other operating expenses	2,100	1,812	7,964	3,950	2,701	6,077	932,867
Total operating expenses	19,294	25,724	20,640	26,870	20,936	20,368	5,851,506

Income (loss) from operations	1,696	941	(14,362)	4,903	(2,254)	478	(1,069,694)

Other income (expense)
Interest expenses	-	-	-	10,623	-	9,932	1,198,358
Total Other income (expense)	-	-	-	10,623	-	9,932	1,198,358

Net Income (Loss)	$1,696	$941	$(14,362)	$(5,720)	$(2,254)	$(9,454)	$(2,268,052)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Rental income	$24,115	$-	$11,135	$-	$-	$16,392	$5,850

Operating expenses:
Depreciation	15,482	8,719	6,578	-	-	8,416	2,691
Insurance	1,639	1,561	1,205	-	-	1,276	542
Management fees, related party	-	-	-	-	-	-	-
Management Fees	4,395	4,237	3,370	-	-	2,234	643
Repairs & maintenance	3,925	5,882	19,081	-	-	1,798	3,895
Property taxes	2,950	2,610	1,644	-	-	1,822	1,131
Other operating expenses	2,967	2,963	5,465	-	-	5,231	2,611
Total operating expenses	31,358	25,972	37,343	-	-	20,777	11,514

Income (loss) from operations	(7,243)	(25,972)	(26,207)	-	-	(4,385)	(5,664)

Other income (expense)
Interest expenses	-	-	-	-	-	7,659	2,068
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	-	-	-	-	7,659	2,068

Net Income (Loss)	$(7,243)	$(25,972)	$(26,207)	$-	$-	$(12,044)	$(7,732)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Rental income	$-	$-	$11,688	$-	$23,940	$-	$17,489

Operating expenses:
Depreciation	2,331	-	5,993	-	7,010	-	8,340
Insurance	432	-	972	-	1,042	-	1,463
Management fees, related party	-	-	-	-	-	-	-
Management Fees	510	-	1,500	-	2,369	-	1,966
Repairs & maintenance	3,814	-	4,251	-	1,186	-	2,216
Property taxes	589	-	1,031	-	1,324	-	3,002
Other operating expenses	3,008	-	3,111	-	2,750	-	3,523
Total operating expenses	10,684	-	16,859	-	15,681	-	20,510

Income (loss) from operations	(10,684)	-	(5,171)	-	8,259	-	(3,021)

Other income (expense)
Interest expenses	2,511	-	6,116	-	7,468	-	8,786
Other Income	-	-	-	-	-	-	(1,406)
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	2,511	-	6,116	-	7,468	-	7,381

Net Income (Loss)	$(13,194)	$-	$(11,286)	$-	$790	$-	$(10,402)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Rental income	$14,080	$17,940	$25,140	$7,480	$20,655	$-	$9,814

Operating expenses:
Depreciation	7,777	5,562	7,050	3,254	5,771	-	5,035
Insurance	1,414	825	1,046	506	966	-	831
Management fees, related party	-	-	-	-	-	-	-
Management Fees	3,879	1,913	2,674	1,600	1,768	-	1,239
Repairs & maintenance	5,909	700	670	4,956	2,913	-	5,100
Property taxes	3,657	774	1,820	1,754	1,518	-	7,858
Other operating expenses	3,153	2,436	4,037	3,241	4,286	-	4,274
Total operating expenses	25,789	12,209	17,298	15,311	17,223	-	24,337

Income (loss) from operations	(11,709)	5,731	7,842	(7,831)	3,433	-	(14,524)

Other income (expense)
Interest expenses	-	6,664	7,107	-	5,779	-	-
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	6,664	7,107	-	5,779	-	-

Net Income (Loss)	$(11,709)	$(933)	$735	$(7,831)	$(2,347)	$-	$(14,524)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Rental income	$-	$-	$6,437	$-	$4,190	$7,243	$6,380

Operating expenses:
Depreciation	-	-	2,330	3,336	-	2,961	3,634
Insurance	-	-	501	598	96	533	640
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	-	325	840	145	555	128
Repairs & maintenance	-	-	3,522	3,974	54	7,210	2,492
Property taxes	-	-	935	2,240	271	2,190	654
Other operating expenses	-	-	3,683	4,343	1,325	3,349	4,202
Total operating expenses	-	-	11,296	15,332	1,891	16,798	11,750

Income (loss) from operations	-	-	(4,859)	(15,332)	2,299	(9,556)	(5,370)

Other income (expense)
Interest expenses	-	-	-	-	1,246	5,738	5,378
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	-	-	-	1,246	5,738	5,378

Net Income (Loss)	$-	$-	$(4,859)	$(15,332)	$1,052	$(15,293)	$(10,748)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Campbell

Rental income	$-	$-	$13,685	$22,546	$-	$6,431	$-

Operating expenses:
Depreciation	-	-	8,916	10,379	-	3,037	3,554
Insurance	-	63	1,606	1,583	-	518	661
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	83	4,409	2,759	-	662	(4)
Repairs & maintenance	-	-	5,377	3,709	-	2,008	2,221
Property taxes	-	143	3,537	2,386	-	1,215	5,246
Other operating expenses	-	1,365	3,182	7,505	-	2,672	10,919
Total operating expenses	-	1,654	27,027	28,321	-	10,110	22,596

Income (loss) from operations	-	(1,654)	(13,342)	(5,775)	-	(3,679)	(22,596)

Other income (expense)
Interest expenses	-	631	-	9,412	-	-	-
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	631	-	9,412	-	-	-

Net Income (Loss)	$-	$(2,285)	$(13,342)	$(15,187)	$-	$(3,679)	$(22,596)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Cawley	Centennial	Chaparral	Chattahoochee	Chelsea	Chester	Chickamauga

Rental income	$-	$22,740	$15,276	$-	$11,811	$8,854	$4,590

Operating expenses:
Depreciation	-	7,835	5,399	3,840	6,351	2,547	-
Insurance	-	857	906	433	1,047	599	119
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	2,396	2,102	-	1,345	628	-
Repairs & maintenance	-	2,443	966	14,428	956	6,915	136
Property taxes	-	2,444	1,843	5,453	2,418	1,164	286
Other operating expenses	-	2,876	2,570	3,288	3,757	2,756	1,425
Total operating expenses	-	18,850	13,785	27,443	15,874	14,609	1,966

Income (loss) from operations	-	3,890	1,491	(27,443)	(4,062)	(5,755)	2,624

Other income (expense)
Interest expenses	-	8,144	4,110	-	6,491	3,594	-
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	27,116	-	-	-
Total other income (expense)	-	8,144	4,110	27,116	6,491	3,594	-

Net Income (Loss)	$-	$(4,253)	$(2,619)	$(54,559)	$(10,553)	$(9,349)	$2,624

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Chinook	Chitwood	Clover	Coatbridge	Collier	Collinston	Conway

Rental income	$-	$8,599	$9,169	$25,925	$7,111	$7,849	$-

Operating expenses:
Depreciation	-	4,379	3,664	7,460	4,066	5,811	6,276
Insurance	-	737	642	829	744	723	1,049
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	-	2,212	2,619	2,053	1,654	1,370
Repairs & maintenance	-	8,038	2,870	1,102	9,281	5,198	3,274
Property taxes	-	2,240	1,547	1,961	784	74	2,346
Other operating expenses	-	3,331	3,046	3,595	4,724	8,333	2,950
Total operating expenses	-	18,724	13,980	17,565	21,653	21,793	17,265

Income (loss) from operations	-	(10,125)	(4,811)	8,360	(14,541)	(13,944)	(17,265)

Other income (expense)
Interest expenses	-	-	-	7,524	-	4,908	10,399
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	-	-	7,524	-	4,908	10,399

Net Income (Loss)	$-	$(10,125)	$(4,811)	$836	$(14,541)	$(18,852)	$(27,664)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Cove	Creekside	Creekwood	Cumberland	Cupcake	Cypress	Daisy

Rental income	$-	$9,424	$7,180	$8,639	$19,740	$7,588	$8,225

Operating expenses:
Depreciation	-	3,567	2,645	2,706	6,614	3,344	3,448
Insurance	-	666	478	522	984	581	629
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	131	434	884	2,362	730	825
Repairs & maintenance	-	3,970	595	3,463	255	4,443	5,091
Property taxes	-	1,399	896	927	1,467	1,423	-
Other operating expenses	-	2,773	4,830	3,150	2,209	4,078	3,224
Total operating expenses	-	12,506	9,878	11,652	13,891	14,599	13,217

Income (loss) from operations	-	(3,081)	(2,698)	(3,013)	5,849	(7,011)	(4,992)

Other income (expense)
Interest expenses	-	-	2,930	-	5,168	4,500	-
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	-	2,930	-	5,168	4,500	-

Net Income (Loss)	$-	$(3,081)	$(5,628)	$(3,013)	$681	$(11,511)	$(4,992)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Davidson	Dawson	Delta	Dewberry	Diablo	Dogwood	Dolittle

Rental income	$9,430	$14,098	$14,820	$19,551	$4,944	$7,786	$24,660

Operating expenses:
Depreciation	5,818	6,648	7,747	5,225	7,141	2,750	8,443
Insurance	919	1,145	1,266	871	1,203	486	1,203
Management fees, related party	-	-	-	-	-	-	-
Management Fees	1,392	1,844	2,034	1,837	1,501	1,611	2,766
Repairs & maintenance	6,242	5,684	9,058	5,440	6,364	2,149	2,444
Property taxes	115	1,033	1,983	756	2,633	1,100	1,540
Other operating expenses	4,407	4,953	6,613	1,670	6,782	2,500	5,974
Total operating expenses	18,894	21,307	28,702	15,800	25,624	10,596	22,370

Income (loss) from operations	(9,464)	(7,209)	(13,882)	3,751	(20,680)	(2,810)	2,290

Other income (expense)
Interest expenses	5,283	6,274	7,594	5,205	7,462	-	7,450
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	5,283	6,274	7,594	5,205	7,462	-	7,450

Net Income (Loss)	$(14,747)	$(13,483)	$(21,476)	$(1,454)	$(28,142)	$(2,810)	$(5,160)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Dolly	Dops	Dorchester	Dunbar	Duncan	Eagle	Eastfair

Rental income	$-	$-	$4,390	$4,656	$-	$7,980	$21,540

Operating expenses:
Depreciation	7,895	-	3,939	4,430	3,689	1,854	5,912
Insurance	1,386	-	680	886	70	388	694
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	-	2,011	1,203	105	769	2,009
Repairs & maintenance	4,201	-	6,064	8,883	4,349	279	574
Property taxes	2,488	-	2,718	1,203	4,766	561	1,384
Other operating expenses	2,712	1,325	3,619	7,130	9,698	1,639	2,900
Total operating expenses	18,681	1,325	19,031	23,735	22,678	5,490	13,473

Income (loss) from operations	(18,681)	(1,325)	(14,641)	(19,079)	(22,678)	2,490	8,068

Other income (expense)
Interest expenses	5,479	-	-	-	-	2,945	6,434
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	20,824	-	-
Total other income (expense)	5,479	-	-	-	20,824	2,945	6,434

Net Income (Loss)	$(24,160)	$(1,325)	$(14,641)	$(19,079)	$(43,501)	$(455)	$1,633

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Eastwood	Elevation	Ella	Ellen	Elm	Emporia	Ensenada

Rental income	$-	$24,107	$-	$-	$15,259	$14,362	$32,206

Operating expenses:
Depreciation	-	7,313	-	-	4,600	7,970	13,332
Insurance	-	1,074	-	-	614	1,310	2,231
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	2,546	-	-	1,783	1,813	3,011
Repairs & maintenance	-	374	-	-	4,029	1,719	3,812
Property taxes	-	3,826	-	-	308	3,165	2,911
Other operating expenses	-	2,895	-	-	2,354	5,275	4,573
Total operating expenses	-	18,029	-	-	13,688	21,252	29,870

Income (loss) from operations	-	6,078	-	-	1,571	(6,890)	2,336

Other income (expense)
Interest expenses	-	7,371	-	-	5,425	8,122	14,047
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	7,371	-	-	5,425	8,122	14,047

Net Income (Loss)	$-	$(1,292)	$-	$-	$(3,855)	$(15,012)	$(11,711)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Falcon	Felix	Fenwick	Fletcher	Folly	Forest	Foster

Rental income	$6,175	$-	$-	$-	$8,908	$17,465	$-

Operating expenses:
Depreciation	1,237	-	-	-	3,705	9,646	-
Insurance	291	-	-	-	618	1,145	-
Management fees, related party	-	-	-	-	-	-	-
Management Fees	426	-	-	-	1,885	2,966	-
Repairs & maintenance	362	-	-	-	1,435	2,078	-
Property taxes	470	-	-	-	2,172	1,244	-
Other operating expenses	1,751	-	-	-	5,719	2,970	-
Total operating expenses	4,537	-	-	-	15,533	20,049	-

Income (loss) from operations	1,638	-	-	-	(6,624)	(2,584)	-

Other income (expense)
Interest expenses	2,811	-	-	-	-	9,727	-
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	2,811	-	-	-	-	9,727	-

Net Income (Loss)	$(1,173)	$-	$-	$-	$(6,624)	$(12,310)	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Franklin	Gardens	General	Goose	Grant	Greenhill	Gretal

Rental income	$-	$9,434	$-	$6,270	$24,647	$25,930	$-

Operating expenses:
Depreciation	-	4,042	-	1,727	8,902	7,514	2,061
Insurance	-	603	-	366	1,490	1,211	427
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	922	-	408	2,961	2,564	225
Repairs & maintenance	-	1,738	-	450	6,125	1,634	2,927
Property taxes	-	238	-	523	3,272	1,563	587
Other operating expenses	-	3,480	-	1,651	5,965	6,106	3,398
Total operating expenses	-	11,024	-	5,124	28,716	20,592	9,625

Income (loss) from operations	-	(1,590)	-	1,146	(4,069)	5,339	(9,625)

Other income (expense)
Interest expenses	-	4,547	-	2,744	9,289	7,946	-
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	4,547	-	2,744	9,289	7,946	-

Net Income (Loss)	$-	$(6,137)	$-	$(1,598)	$(13,357)	$(2,607)	$(9,625)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Grove	Hadden	Hansard	Hansel	Hargrave	Harrison	Henry

Rental income	$6,462	$10,857	$-	$-	$-	$11,748	$7,669

Operating expenses:
Depreciation	5,219	5,090	-	2,782	-	4,215	4,926
Insurance	828	837	-	515	-	721	888
Management fees, related party	-	-	-	-	-	-	-
Management Fees	820	1,145	-	404	-	990	125
Repairs & maintenance	498	3,624	-	3,578	-	6,965	6,854
Property taxes	776	435	-	643	-	1,061	7,184
Other operating expenses	3,026	3,724	1,325	3,886	-	3,161	4,356
Total operating expenses	11,167	14,855	1,325	11,807	-	17,112	24,333

Income (loss) from operations	(4,705)	(3,998)	(1,325)	(11,807)	-	(5,364)	(16,664)

Other income (expense)
Interest expenses	5,119	4,705	-	3,622	-	6,222	-
Other Income	-	-	-	-	-	(256)	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	5,119	4,705	-	3,622	-	5,966	-

Net Income (Loss)	$(9,824)	$(8,703)	$(1,325)	$(15,429)	$-	$(11,330)	$(16,664)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Heritage	Heron	Highland	Hines	Hobbes	Holcomb	Holland

Rental income	$12,414	$9,403	$4,090	$7,869	$-	$10,224	$9,104

Operating expenses:
Depreciation	5,173	5,131	3,285	3,510	-	4,874	5,818
Insurance	821	822	574	679	-	920	919
Management fees, related party	-	-	-	-	-	-	-
Management Fees	2,002	1,185	682	1,844	-	2,913	1,383
Repairs & maintenance	10,342	1,204	4,248	6,445	-	5,143	8,458
Property taxes	1,464	651	2,383	1,345	-	6,561	99
Other operating expenses	3,780	3,420	4,209	3,004	-	3,000	4,615
Total operating expenses	23,581	12,413	15,382	16,826	-	23,411	21,293

Income (loss) from operations	(11,168)	(3,010)	(11,292)	(8,957)	-	(13,187)	(12,190)

Other income (expense)
Interest expenses	6,184	4,291	-	-	-	-	5,283
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	6,184	4,291	-	-	-	-	5,283

Net Income (Loss)	$(17,352)	$(7,302)	$(11,292)	$(8,957)	$-	$(13,187)	$(17,473)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Hollandaise	Holloway	Inglewood	Irene	Jack	Jake	Jefferson

Rental income	$13,499	$29,940	$-	$-	$19,900	$7,928	$-

Operating expenses:
Depreciation	7,542	9,344	6,223	-	7,636	8,093	-
Insurance	1,221	1,379	1,033	-	1,123	1,453	-
Management fees, related party	-	-	-	-	-	-	-
Management Fees	1,617	3,041	679	-	1,715	3,945	-
Repairs & maintenance	10,419	1,187	2,306	-	3,630	5,357	-
Property taxes	1,277	2,155	2,791	-	1,965	3,154	-
Other operating expenses	3,326	2,981	2,611	-	4,144	3,068	1,325
Total operating expenses	25,403	20,087	15,643	-	20,213	25,069	1,325

Income (loss) from operations	(11,904)	9,853	(15,643)	-	(314)	(17,141)	(1,325)

Other income (expense)
Interest expenses	7,177	9,468	16,157	-	8,908	-	-
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	7,177	9,468	16,157	-	8,908	-	-

Net Income (Loss)	$(19,080)	$385	$(31,800)	$-	$(9,221)	$(17,141)	$(1,325)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Jill	Johnny	June	Jupiter	Kawana	Kennesaw	Kenny

Rental income	$8,780	$10,017	$17,325	$13,841	$10,114	$13,602	$3,095

Operating expenses:
Depreciation	3,692	6,704	6,704	5,811	5,679	4,864	7,895
Insurance	642	1,154	1,172	919	951	808	1,386
Management fees, related party	-	-	-	-	-	-	-
Management Fees	187	3,409	3,495	1,769	1,436	3,281	-
Repairs & maintenance	3,655	3,551	3,999	6,709	1,254	10,024	3,699
Property taxes	1,157	2,805	2,805	2,019	440	5,932	2,488
Other operating expenses	4,006	3,288	3,262	4,012	3,532	4,083	2,524
Total operating expenses	13,338	20,912	21,438	21,240	13,291	28,992	17,993

Income (loss) from operations	(4,558)	(10,895)	(4,113)	(7,399)	(3,177)	(15,390)	(14,898)

Other income (expense)
Interest expenses	3,927	24,571	29,010	5,985	6,028	-	5,479
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	3,927	24,571	29,010	5,985	6,028	-	5,479

Net Income (Loss)	$(8,485)	$(35,466)	$(33,123)	$(13,383)	$(9,206)	$(15,390)	$(20,377)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	KerriAnn	Kessler	Kingsley	Kirkwood	Korin	Lallie	Lanier

Rental income	$14,828	$6,380	$27,160	$10,740	$-	$29,955	$18,960

Operating expenses:
Depreciation	9,371	3,416	8,580	4,191	-	10,231	6,059
Insurance	1,368	559	1,003	737	93	1,490	1,048
Management fees, related party	-	-	-	-	-	-	-
Management Fees	2,239	456	2,659	1,038	-	3,290	1,843
Repairs & maintenance	1,468	6,196	1,767	6,770	-	798	3,079
Property taxes	3,192	1,257	2,193	1,258	289	194	1,598
Other operating expenses	5,409	3,527	3,053	2,812	1,351	2,944	3,609
Total operating expenses	23,047	15,411	19,255	16,805	1,733	18,948	17,237

Income (loss) from operations	(8,219)	(9,031)	7,905	(6,066)	(1,733)	11,007	1,723

Other income (expense)
Interest expenses	8,542	37	9,212	6,051	-	10,301	8,209
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	8,542	37	9,212	6,051	-	10,301	8,209

Net Income (Loss)	$(16,760)	$(9,068)	$(1,307)	$(12,116)	$(1,733)	$706	$(6,485)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Lannister	Latte	Lennox	Lierly	Lily	Limestone	Litton

Rental income	$2,625	$9,205	$20,340	$22,167	$2,390	$24,760	$4,414

Operating expenses:
Depreciation	3,738	4,176	5,956	5,864	15,368	8,046	-
Insurance	507	699	665	1,082	2,094	1,315	105
Management fees, related party	-	-	-	-	-	-	-
Management Fees	559	2,295	2,232	2,357	2,669	2,592	160
Repairs & maintenance	6,996	506	742	1,025	6,384	2,802	100
Property taxes	387	1,715	1,032	4,496	3,411	1,504	141
Other operating expenses	2,654	3,630	2,345	2,299	8,025	5,372	1,342
Total operating expenses	14,842	13,020	12,972	17,122	37,950	21,630	1,848

Income (loss) from operations	(12,217)	(3,815)	7,368	5,045	(35,560)	3,130	2,566

Other income (expense)
Interest expenses	3,872	-	5,996	5,160	11,168	6,771	1,243
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	3,872	-	5,996	5,160	11,168	6,771	1,243

Net Income (Loss)	$(16,088)	$(3,815)	$1,372	$(115)	$(46,728)	$(3,642)	$1,323

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Longwoods	Lookout	Loretta	Louis	Louise	Lovejoy	Luna

Rental income	$-	$9,236	$-	$-	$15,760	$14,497	$21,000

Operating expenses:
Depreciation	-	4,741	6,272	-	5,052	6,015	5,912
Insurance	-	731	1,049	-	841	1,001	880
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	1,336	1,028	-	1,461	1,835	2,024
Repairs & maintenance	-	5,847	3,226	-	2,628	3,488	745
Property taxes	-	969	1,877	-	591	2,660	1,290
Other operating expenses	-	3,546	2,928	-	3,297	4,772	2,521
Total operating expenses	-	17,171	16,380	-	13,870	19,772	13,372

Income (loss) from operations	-	(7,935)	(16,380)	-	1,890	(5,275)	7,628

Other income (expense)
Interest expenses	-	-	-	-	5,693	7,786	6,434
Other Income	-	-	(5,000)	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	-	(5,000)	-	5,693	7,786	6,434

Net Income (Loss)	$-	$(7,935)	$(11,380)	$-	$(3,803)	$(13,061)	$1,193

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Lurleen	Madison	Mae	Magnolia	Malbec	Mammoth	Marcelo

Rental income	$-	$-	$6,285	$12,527	$26,990	$15,425	$3,390

Operating expenses:
Depreciation	173	2,828	4,053	4,729	8,776	6,247	2,607
Insurance	-	508	874	688	978	1,076	478
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	856	531	1,168	3,134	1,484	428
Repairs & maintenance	-	1,330	2,520	11,745	634	6,132	5,688
Property taxes	-	1,189	2,505	1,148	531	678	1,042
Other operating expenses	1,332	3,386	3,880	2,456	3,320	3,731	3,133
Total operating expenses	1,505	10,096	14,364	21,934	17,373	19,349	13,376

Income (loss) from operations	(1,505)	(10,096)	(8,079)	(9,407)	9,617	(3,923)	(9,986)

Other income (expense)
Interest expenses	516	2,657	-	5,973	8,977	7,663	-
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	516	2,657	-	5,973	8,977	7,663	-

Net Income (Loss)	$(2,021)	$(12,753)	$(8,079)	$(15,380)	$640	$(11,586)	$(9,986)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Marie	Marietta	Marion	Marple	Martell	Mary	Matchingham

Rental income	$-	$4,190	$-	$-	$-	$-	$21,540

Operating expenses:
Depreciation	-	3,491	-	-	-	-	5,825
Insurance	-	695	-	-	-	-	892
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	456	-	-	-	-	2,180
Repairs & maintenance	-	1,995	-	-	-	-	1,374
Property taxes	-	1,570	-	-	-	-	1,601
Other operating expenses	1,325	4,413	-	-	-	-	3,430
Total operating expenses	1,325	12,621	-	-	-	-	15,303

Income (loss) from operations	(1,325)	(8,431)	-	-	-	-	6,237

Other income (expense)
Interest expenses	-	2,967	-	-	-	-	5,260
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	2,967	-	-	-	-	5,260

Net Income (Loss)	$(1,325)	$(11,398)	$-	$-	$-	$-	$977

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	McGregor	McLovin	Meadow	Mimosa	Mojave	Murphy	Mycroft

Rental income	$11,812	$29,025	$17,476	$2,990	$19,140	$25,571	$-

Operating expenses:
Depreciation	4,821	12,438	8,820	983	7,113	8,171	-
Insurance	855	2,104	1,347	225	984	1,234	-
Management fees, related party	-	-	-	-	-	-	-
Management Fees	2,514	2,841	2,277	108	2,433	2,654	-
Repairs & maintenance	12,047	6,643	1,777	5,090	258	2,218	-
Property taxes	2,109	5,964	1,859	591	1,351	1,680	-
Other operating expenses	3,519	4,930	5,278	2,687	2,186	5,774	-
Total operating expenses	25,866	34,919	21,358	9,684	14,324	21,730	-

Income (loss) from operations	(14,054)	(5,894)	(3,882)	(6,694)	4,816	3,841	-

Other income (expense)
Interest expenses	-	13,171	7,712	1,959	5,535	8,109	-
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	13,171	7,712	1,959	5,535	8,109	-

Net Income (Loss)	$(14,054)	$(19,065)	$(11,594)	$(8,652)	$(720)	$(4,268)	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Nugget	Odessa	Olive	Oly	Onyx	Oscar	Osceola

Rental income	$12,890	$17,404	$22,919	$31,070	$-	$-	$-

Operating expenses:
Depreciation	7,694	14,664	6,789	12,533	-	-	-
Insurance	1,383	2,209	713	2,091	-	-	-
Management fees, related party	-	-	-	-	-	-	-
Management Fees	3,834	2,755	2,698	2,786	-	-	-
Repairs & maintenance	7,401	7,381	2,337	2,686	-	-	-
Property taxes	3,091	4,217	854	4,125	-	-	-
Other operating expenses	2,994	9,221	3,013	4,254	-	-	-
Total operating expenses	26,397	40,447	16,404	28,476	-	-	-

Income (loss) from operations	(13,507)	(23,043)	6,515	2,594	-	-	-

Other income (expense)
Interest expenses	-	13,421	5,413	13,196	-	-	-
Other Income	-	(5,790)	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	7,631	5,413	13,196	-	-	-

Net Income (Loss)	$(13,507)	$(30,674)	$1,101	$(10,602)	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Osprey	Otoro	Palmer	Patrick	Peanut	Pearl	Pecan

Rental income	$11,479	$13,975	$-	$17,850	$11,795	$17,331	$20,050

Operating expenses:
Depreciation	4,690	7,350	-	5,772	3,952	7,498	5,725
Insurance	679	1,206	-	943	644	1,353	966
Management fees, related party	-	-	-	-	-	-	-
Management Fees	2,174	1,654	-	2,265	1,104	3,896	2,356
Repairs & maintenance	1,609	5,459	-	2,063	746	1,305	852
Property taxes	4,643	2,436	-	3,554	265	2,244	3,830
Other operating expenses	4,108	5,268	-	3,570	2,917	1,325	2,332
Total operating expenses	17,904	23,373	-	18,166	9,629	17,622	16,061

Income (loss) from operations	(6,425)	(9,398)	-	(316)	2,166	(291)	3,989

Other income (expense)
Interest expenses	-	7,484	-	4,170	3,507	-	4,344
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	7,484	-	4,170	3,507	-	4,344

Net Income (Loss)	$(6,425)	$(16,881)	$-	$(4,486)	$(1,341)	$(291)	$(354)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Peterson	Piedmont	Pinot	Pioneer	Plumtree	Point	Porthos

Rental income	$-	$9,254	$24,429	$-	$19,200	$13,770	$-

Operating expenses:
Depreciation	-	4,410	8,859	6,537	5,535	6,125	-
Insurance	-	887	1,237	1,070	978	1,062	-
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	648	2,974	3,275	2,319	1,414	-
Repairs & maintenance	-	6,359	267	4,563	1,301	2,535	-
Property taxes	-	2,107	531	1,863	3,690	1,637	-
Other operating expenses	-	3,108	3,320	3,465	2,070	2,282	-
Total operating expenses	-	17,518	17,187	20,773	15,892	15,055	-

Income (loss) from operations	-	(8,264)	7,241	(20,773)	3,308	(1,285)	-

Other income (expense)
Interest expenses	-	4,003	9,077	-	4,376	8,399	-
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	4,003	9,077	-	4,376	8,399	-

Net Income (Loss)	$-	$(12,267)	$(1,836)	$(20,773)	$(1,068)	$(9,684)	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Quincy	Redondo	Regency	Reginald	Reynolds	Ribbonwalk	Richardson

Rental income	$5,390	$-	$-	$6,092	$12,153	$13,397	$5,488

Operating expenses:
Depreciation	6,262	717	-	4,396	4,921	8,791	2,876
Insurance	1,112	208	-	696	815	1,292	503
Management fees, related party	-	-	-	-	-	-	-
Management Fees	825	680	-	870	2,734	1,895	315
Repairs & maintenance	5,418	-	-	10,819	3,193	4,177	6,301
Property taxes	3,529	705	-	7,240	7,250	2,498	1,155
Other operating expenses	4,937	1,574	1,325	8,111	3,808	6,397	4,059
Total operating expenses	22,083	3,885	1,325	32,131	22,720	25,050	15,209

Income (loss) from operations	(16,693)	(3,885)	(1,325)	(26,039)	(10,567)	(11,654)	(9,721)

Other income (expense)
Interest expenses	10,691	1,768	267	7,974	-	8,038	-
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	10,691	1,768	267	7,974	-	8,038	-

Net Income (Loss)	$(27,384)	$(5,654)	$(1,592)	$(34,013)	$(10,567)	$(19,691)	$(9,721)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Richmond	Ridge	Ritter	River	Riverwalk	Rooney	Roseberry

Rental income	$-	$20,016	$1,000	$23,970	$11,975	$12,570	$29,200

Operating expenses:
Depreciation	-	5,983	6,932	7,323	4,523	8,844	9,026
Insurance	-	884	1,272	1,079	758	1,536	1,009
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	2,466	2,904	2,660	2,278	1,931	2,805
Repairs & maintenance	-	570	5,844	776	9,741	3,938	678
Property taxes	-	995	2,122	1,460	924	1,917	2,414
Other operating expenses	-	2,855	2,086	3,245	3,781	6,322	3,300
Total operating expenses	-	13,753	21,160	16,543	22,005	24,489	19,231

Income (loss) from operations	-	6,263	(20,160)	7,427	(10,030)	(11,919)	9,969

Other income (expense)
Interest expenses	-	6,024	-	7,371	-	9,290	9,034
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	6,024	-	7,371	-	9,290	9,034

Net Income (Loss)	$-	$239	$(20,160)	$57	$(10,030)	$(21,208)	$935

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Rosewood	Roxy	Saddlebred	Saint	Sajni	Salem	Salinas

Rental income	$7,450	$8,881	$7,707	$23,271	$-	$28,535	$-

Operating expenses:
Depreciation	4,339	5,226	15,441	6,339	-	8,775	-
Insurance	772	909	1,985	1,176	-	1,225	-
Management fees, related party	-	-	-	-	-	-	-
Management Fees	969	1,059	2,176	1,806	-	3,116	-
Repairs & maintenance	7,550	9,756	4,887	2,249	-	1,791	-
Property taxes	642	957	2,775	2,243	-	531	-
Other operating expenses	4,026	3,107	8,805	3,008	-	3,320	-
Total operating expenses	18,297	21,013	36,068	16,820	-	18,759	-

Income (loss) from operations	(10,847)	(12,133)	(28,361)	6,451	-	9,776	-

Other income (expense)
Interest expenses	5,684	6,861	11,919	7,373	-	9,148	-
Other Income	-	-	(14,902)	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	5,684	6,861	(2,983)	7,373	-	9,148	-

Net Income (Loss)	$(16,531)	$(18,994)	$(25,378)	$(922)	$-	$629	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Saturn	Scepter	Sequoyah	Shallowford	Shoreline	Sigma	Simon

Rental income	$11,513	$9,600	$-	$6,930	$27,540	$9,624	$-

Operating expenses:
Depreciation	6,184	6,475	-	3,317	8,520	10,654	-
Insurance	919	1,093	87	705	1,259	1,538	-
Management fees, related party	-	-	-	-	-	-	-
Management Fees	1,597	1,670	124	362	2,713	1,960	-
Repairs & maintenance	762	2,394	-	9,441	2,772	6,699	-
Property taxes	917	1,961	240	732	1,298	2,444	-
Other operating expenses	4,345	5,108	1,475	3,160	3,410	6,467	-
Total operating expenses	14,724	18,702	1,925	17,718	19,972	29,762	-

Income (loss) from operations	(3,211)	(9,102)	(1,925)	(10,787)	7,568	(20,138)	-

Other income (expense)
Interest expenses	5,985	6,786	1,066	3,664	9,079	8,148	-
Other Income	-	(3,590)	-	-	-	(17,232)	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	5,985	3,196	1,066	3,664	9,079	(9,085)	-

Net Income (Loss)	$(9,196)	$(12,298)	$(2,991)	$(14,451)	$(1,511)	$(11,053)	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Sims	Soapstone	Sodalis	Spencer	Splash	Spring	Stonebriar

Rental income	$-	$19,500	$-	$26,340	$17,750	$7,108	$5,208

Operating expenses:
Depreciation	-	6,000	3,316	8,313	5,955	2,835	3,252
Insurance	-	1,136	728	1,218	878	632	591
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	2,296	-	2,792	2,178	646	798
Repairs & maintenance	-	988	5,724	1,412	634	5,227	6,168
Property taxes	-	4,877	1,208	1,859	924	1,737	632
Other operating expenses	-	2,070	3,011	2,497	2,256	3,561	2,292
Total operating expenses	-	17,367	13,988	18,093	12,825	14,637	13,733

Income (loss) from operations	-	2,133	(13,988)	8,247	4,925	(7,529)	(8,525)

Other income (expense)
Interest expenses	-	5,051	-	9,109	4,665	-	4,047
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	5,051	-	9,109	4,665	-	4,047

Net Income (Loss)	$-	$(2,918)	$(13,988)	$(862)	$260	$(7,529)	$(12,572)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Sugar	Summerset	Sundance	Sunnyside	Swift	Taylor	Terracotta

Rental income	$21,540	$16,835	$4,390	$-	$14,612	$5,980	$15,746

Operating expenses:
Depreciation	8,559	7,010	975	-	6,075	2,994	5,049
Insurance	1,100	1,028	208	-	973	512	1,077
Management fees, related party	-	-	-	-	-	-	-
Management Fees	2,742	2,034	158	-	2,772	230	1,368
Repairs & maintenance	1,554	62	720	-	4,093	363	1,934
Property taxes	1,423	1,094	556	-	3,251	1,054	1,982
Other operating expenses	3,211	3,028	1,742	1,325	3,008	2,928	4,545
Total operating expenses	18,589	14,256	4,359	1,325	20,172	8,081	15,955

Income (loss) from operations	2,951	2,579	31	(1,325)	(5,561)	(2,101)	(208)

Other income (expense)
Interest expenses	8,635	7,107	2,261	-	-	3,043	7,136
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	8,635	7,107	2,261	-	-	3,043	7,136

Net Income (Loss)	$(5,684)	$(4,529)	$(2,229)	$(1,325)	$(5,561)	$(5,144)	$(7,344)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Theodore	Tulip	Tuscan	Tuscarora	Tuxford	Vernon	Walton

Rental income	$-	$8,853	$27,715	$-	$11,923	$15,099	$-

Operating expenses:
Depreciation	-	5,817	8,879	-	5,402	7,238	3,436
Insurance	-	887	1,225	-	892	920	640
Management fees, related party	-	-	-	-	-	-	-
Management Fees	-	1,089	3,291	-	1,581	1,859	1,735
Repairs & maintenance	-	4,462	1,818	-	8,435	2,739	1,640
Property taxes	-	782	6,090	-	5,149	1,628	3,000
Other operating expenses	-	4,858	3,644	1,325	3,809	5,400	3,163
Total operating expenses	-	17,895	24,947	1,325	25,268	19,784	13,614

Income (loss) from operations	-	(9,042)	2,768	(1,325)	(13,345)	(4,685)	(13,614)

Other income (expense)
Interest expenses	-	7,380	6,904	-	5,630	6,529	11,403
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	-	7,380	6,904	-	5,630	6,529	11,403

Net Income (Loss)	$-	$(16,422)	$(4,136)	$(1,325)	$(18,975)	$(11,215)	$(25,017)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Wave	Weldon	Wellington	Wentworth	Wescott	Westchester	Wildwood

Rental income	$11,754	$11,114	$10,353	$19,415	$9,149	$28,724	$8,702

Operating expenses:
Depreciation	6,921	5,811	3,708	6,897	3,765	9,374	3,537
Insurance	1,132	919	653	915	862	1,071	637
Management fees, related party	-	-	-	-	-	-	-
Management Fees	1,488	1,519	798	2,385	1,185	3,420	1,044
Repairs & maintenance	-	4,032	3,542	223	9,844	993	6,335
Property taxes	1,489	1,467	7,249	1,624	1,259	2,563	340
Other operating expenses	13,021	4,782	4,456	2,209	3,307	3,100	2,657
Total operating expenses	24,051	18,531	20,405	14,252	20,223	20,522	14,551

Income (loss) from operations	(12,297)	(7,417)	(10,053)	5,163	(11,074)	8,202	(5,849)

Other income (expense)
Interest expenses	7,011	4,908	-	5,716	4,609	8,524	3,696
Other Income	-	-	-	-	-	-	-
Gain (loss) on sale of property	-	-	-	-	-	-	-
Total other income (expense)	7,011	4,908	-	5,716	4,609	8,524	3,696

Net Income (Loss)	$(19,308)	$(12,325)	$(10,053)	$(554)	$(15,683)	$(322)	$(9,544)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Willow	Wilson	Winchester	Windsor	Winston	Wisteria	Consolidated

Rental income	$8,619	$9,070	$-	$31,170	$12,423	$15,292	$2,382,727

Operating expenses:
Depreciation	2,676	4,788	-	9,618	3,013	5,435	1,096,563
Insurance	522	956	-	1,186	533	935	174,832
Management fees, related party	-	-	-	-	-	-	-
Management Fees	870	1,033	-	3,230	709	1,391	322,448
Repairs & maintenance	5,577	4,580	-	639	5,348	702	722,279
Property taxes	1,074	1,755	-	2,623	-	1,067	374,788
Other operating expenses	3,166	3,443	-	2,872	4,076	3,357	729,851
Total operating expenses	13,886	16,554	-	20,167	13,678	12,888	3,420,761

Income (loss) from operations	(5,268)	(7,484)	-	11,003	(1,255)	2,404	(1,038,034)

Other income (expense)
Interest expenses	-	-	-	9,746	-	6,737	932,999
Other Income	-	-	-	-	-	-	(48,175)
Gain (loss) on sale of property	-	-	-	-	-	-	47,940
Total other income (expense)	-	-	-	9,746	-	6,737	932,764

Net Income (Loss)	$(5,268)	$(7,484)	$-	$1,257	$(1,255)	$(4,333)	$(1,970,798)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Balance at January 1, 2023	$620,899	$632,909	$472,424	$-	$-	$103,869	$68,607
Issuance of membership units, net of offering costs	(7,100)	(5,300)	(1,000)	-	-	-	(600)
Deemed contribution from Manager	-	11,543	-	2,405	330	-	-
Distributions	(27,747)	(15,171)	(15,374)	-	-	(3,862)	(2,889)
Net income (loss)	8,661	(41,935)	2,101	(7,968)	(5,284)	(13,118)	(5,797)
Balance at December 31, 2023	$594,713	$582,046	$458,151	$(5,563)	$(4,954)	$86,890	$59,321

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Balance at January 1, 2023	$140,762	$-	$92,573	$-	$84,054	$-	$110,135
Issuance of membership units, net of offering costs	(500)	325,223	(1,000)	359,466	(1,200)	326,071	(200)
Deemed contribution from Manager	1,695	1,431	-	-	-	710	-
Distributions	(3,459)	(3,520)	(4,755)	(7,780)	(4,844)	-	(4,425)
Net income (loss)	(18,568)	(7,711)	(5,583)	(13,295)	(15,818)	(7,509)	(535)
Balance at December 31, 2023	$119,930	$315,424	$81,236	$338,391	$62,192	$319,272	$104,974

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Balance at January 1, 2023	$574,107	$70,288	$99,814	$256,450	$98,872	$-	$446,293
Issuance of membership units, net of offering costs	(1,120)	(100)	-	(200)	(1,000)	335,062	(3,950)
Deemed contribution from Manager	-	-	-	-	-	1,161	-
Distributions	(18,218)	(5,011)	(7,383)	(5,813)	(7,330)	(3,990)	(12,520)
Net income (loss)	1,189	(9,313)	(14,757)	(14,918)	992	(23,184)	(26,232)
Balance at December 31, 2023	$555,958	$55,865	$77,674	$235,519	$91,534	$309,049	$403,592

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Balance at January 1, 2023	$-	$-	$275,525	$340,414	$172,962	$334,693	$(10,323)
Issuance of membership units, net of offering costs	322,875	239,423	(1,000)	(250)	-	(1,100)	90,622
Deemed contribution from Manager	-	898	-	-	-	-	(2,443)
Distributions	(8,043)	(2,848)	(13,421)	(11,740)	(7,921)	(19,353)	(1,485)
Net income (loss)	(4,550)	(4,285)	(2,980)	(4,667)	(8,318)	(357)	(24,959)
Balance at December 31, 2023	$310,281	$233,188	$258,124	$323,758	$156,724	$313,883	$51,413

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Campbell

Balance at January 1, 2023	$-	$102,768	$640,125	$116,216	$-	$280,251	$(19,436)
Issuance of membership units, net of offering costs	235,059	99	(6,550)	(2,800)	262,352	-	-
Deemed contribution from Manager	2,168	-	-	-	472	-	-
Distributions	-	(4,579)	(20,275)	(7,471)	-	(14,274)	-
Net income (loss)	(10,901)	(21,156)	217	(6,828)	(5,748)	3,933	(50,320)
Balance at December 31, 2023	$226,325	$77,133	$613,517	$99,117	$257,076	$269,909	$(69,756)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Cawley	Centennial	Chaparral	Chattahoochee	Chelsea	Chester	Chickamauga

Balance at January 1, 2023	$-	$95,037	$89,185	$-	$102,632	$210,665	$3,049
Issuance of membership units, net of offering costs	342,749	-	-	-	-	-	397,981
Deemed contribution from Manager	(158)	-	-	-	-	-	-
Distributions	(7,789)	(5,442)	(8,383)	-	(6,599)	(5,712)	(17,229)
Net income (loss)	(4,555)	(5,001)	1,538	-	(2,684)	(9,534)	(4,355)
Balance at December 31, 2023	$330,247	$84,594	$82,340	$-	$93,350	$195,419	$379,446

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Chinook	Chitwood	Clover	Coatbridge	Collier	Collinston	Conway

Balance at January 1, 2023	$-	$391,243	$340,644	$104,608	$356,996	$65,580	$681,755
Issuance of membership units, net of offering costs	333,328	(250)	(2,200)	(100)	(11,600)	(400)	(5,000)
Deemed contribution from Manager	1,282	-	-	-	-	-	-
Distributions	(3,970)	(16,332)	(17,425)	(6,021)	(12,101)	(2,043)	(17,951)
Net income (loss)	(18,023)	1,830	389	(27,310)	381	(9,331)	(8,729)
Balance at December 31, 2023	$312,617	$376,491	$321,408	$71,177	$333,677	$53,806	$650,075

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Cove	Creekside	Creekwood	Cumberland	Cupcake	Cypress	Daisy

Balance at January 1, 2023	$-	$324,614	$168,173	$313,735	$82,851	$204,742	$315,110
Issuance of membership units, net of offering costs	227,408	(3,300)	-	(1,000)	(100)	(100)	(2,500)
Deemed contribution from Manager	890	-	-	-	-	-	-
Distributions	(5,666)	(16,525)	(4,465)	(14,482)	(8,604)	(5,905)	(13,978)
Net income (loss)	(3,163)	3,157	(12,396)	3,071	1,552	(12,483)	36
Balance at December 31, 2023	$219,469	$307,945	$151,312	$301,324	$75,699	$186,253	$298,668

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Davidson	Dawson	Delta	Dewberry	Diablo	Dogwood	Dolittle

Balance at January 1, 2023	$60,995	$73,939	$100,118	$69,213	$76,957	$250,991	$103,056
Issuance of membership units, net of offering costs	-	(100)	-	(800)	(100)	(1,400)	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(2,681)	(4,057)	(2,321)	(4,398)	(3,353)	(10,856)	(5,749)
Net income (loss)	(11,081)	(11,331)	(46,587)	(8,657)	(16,006)	2,247	(12,027)
Balance at December 31, 2023	$47,233	$58,451	$51,210	$55,358	$57,498	$240,982	$85,280

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Dolly	Dops	Dorchester	Dunbar	Duncan	Eagle	Eastfair

Balance at January 1, 2023	$697,006	$(900)	$350,394	$318,473	$-	$164,205	69,955
Issuance of membership units, net of offering costs	(6,350)	221,871	(1,000)	(3,700)	-	-	(0)
Deemed contribution from Manager	-	(262)	-	-	-	-	-
Distributions	(17,389)	(8,422)	(11,622)	(8,120)	-	(8,529)	(5,169)
Net income (loss)	(10,084)	(3,450)	(12,469)	(24,390)	-	(771)	(18,065)
Balance at December 31, 2023	$663,182	$208,836	$325,303	$282,263	$-	$154,904	$46,722

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Eastwood	Elevation	Ella	Ellen	Elm	Emporia	Ensenada

Balance at January 1, 2023	$-	$99,050	$-	$-	$61,659	$113,623	$177,988
Issuance of membership units, net of offering costs	346,808	-	283,279	274,662	-	(100)	(300)
Deemed contribution from Manager	1,136	-	896	1,391	-	-	-
Distributions	-	(3,268)	(10,117)	(2,675)	(3,366)	(4,728)	(9,710)
Net income (loss)	(8,970)	(30,726)	(13,580)	(12,011)	(13,457)	(25,546)	(7,116)
Balance at December 31, 2023	$338,973	$65,056	$260,478	$261,367	$44,836	$83,249	$160,861

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Falcon	Felix	Fenwick	Fletcher	Folly	Forest	Foster

Balance at January 1, 2023	$161,723	$-	$-	$-	$322,669	$112,792	$-
Issuance of membership units, net of offering costs	(200)	273,851	328,106	199,773	-	(400)	344,939
Deemed contribution from Manager	-	(296)	388	(354)	-	-	1,704
Distributions	(8,114)	(6,215)	(7,455)	-	(10,874)	(4,544)	(9,332)
Net income (loss)	(1,362)	(5,397)	(7,121)	(7,696)	(16,113)	(26,635)	(4,850)
Balance at December 31, 2023	$152,047	$261,943	$313,918	$191,724	$295,682	$81,213	$332,461

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Franklin	Gardens	General	Goose	Grant	Greenhill	Gretal

Balance at January 1, 2023	$-	$90,486	$-	$152,001	$119,168	$113,152	$478,067
Issuance of membership units, net of offering costs	327,859	(200)	346,088	(500)	-	(4,000)	-
Deemed contribution from Manager	1,536	-	970	-	-	-	-
Distributions	(3,194)	(5,403)	(4,120)	(9,163)	(6,960)	(6,878)	(17,786)
Net income (loss)	(15,329)	(7,059)	(21,211)	(730)	(1,776)	(10,844)	(8,705)
Balance at December 31, 2023	$310,871	$77,825	$321,727	$141,607	$110,433	$91,431	$451,575

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Grove	Hadden	Hansard	Hansel	Hargrave	Harrison	Henry

Balance at January 1, 2023	$75,984	$84,506	$(900)	$222,297	$-	$254,440	$417,931
Issuance of membership units, net of offering costs	-	(1,000)	325,232	-	-	(1,100)	(4,250)
Deemed contribution from Manager	-	-	1,926	-	1,843	-	-
Distributions	(3,063)	(6,468)	(12,337)	(8,547)	-	(7,938)	(7,130)
Net income (loss)	(5,583)	2,311	(449)	(17,569)	(5,926)	(7,452)	(22,302)
Balance at December 31, 2023	$67,338	$79,348	$313,472	$196,181	$(4,083)	$237,950	$384,249

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Heritage	Heron	Highland	Hines	Hobbes	Holcomb	Holland

Balance at January 1, 2023	$88,728	$98,180	$282,783	$259,919	$-	$359,072	$68,008
Issuance of membership units, net of offering costs	-	(200)	(1,750)	(1,200)	259,827	(600)	(100)
Deemed contribution from Manager	-	-	-	-	2,001	-	-
Distributions	(3,873)	(4,317)	(9,690)	(9,744)	-	(12,268)	(2,931)
Net income (loss)	(7,968)	(7,367)	4,590	814	(8,747)	985	(8,019)
Balance at December 31, 2023	$76,886	$86,296	$275,933	$249,789	$253,081	$347,189	$56,958

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Hollandaise	Holloway	Inglewood	Irene	Jack	Jake	Jefferson

Balance at January 1, 2023	$125,632	$121,577	$684,630	$-	$143,237	$597,448	$(900)
Issuance of membership units, net of offering costs	-	(100)	(2,200)	199,694	-	(8,700)	294,664
Deemed contribution from Manager	-	-	-	376	-	-	2,893
Distributions	(6,248)	(8,705)	(20,277)	-	(5,688)	(17,454)	(11,178)
Net income (loss)	(4,459)	(12,530)	(1,144)	(8,568)	(18,048)	(22,420)	(2,609)
Balance at December 31, 2023	$114,926	$100,243	$661,009	$191,502	$119,501	$548,874	$282,870

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Jill	Johnny	June	Jupiter	Kawana	Kennesaw	Kenny

Balance at January 1, 2023	$229,017	$568,318	$570,463	$71,731	$93,538	$426,903	$700,843
Issuance of membership units, net of offering costs	-	(2,520)	(1,800)	(200)	(100)	(850)	(6,500)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(8,580)	(17,941)	(18,608)	(3,151)	(5,839)	(13,115)	(17,404)
Net income (loss)	(11,207)	(9,958)	(8,807)	(4,143)	(1,605)	1,968	(3,501)
Balance at December 31, 2023	$209,230	$537,900	$541,248	$64,237	$85,994	$414,906	$673,437

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	KerriAnn	Kessler	Kingsley	Kirkwood	Korin	Lallie	Lanier

Balance at January 1, 2023	$95,660	$146,499	$101,900	$82,431	$(1,308)	$123,846	$131,558
Issuance of membership units, net of offering costs	-	(2,500)	-	-	298,485	(600)	(100)
Deemed contribution from Manager	-	-	-	-	(939)	-	-
Distributions	(3,797)	(3,439)	(7,193)	(3,291)	(11,997)	(3,964)	(5,940)
Net income (loss)	(8,795)	(9,168)	(16,108)	(5,558)	(503)	(40,670)	(12,913)
Balance at December 31, 2023	$83,068	$131,393	$78,599	$73,583	$283,739	$78,613	$112,605

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Lannister	Latte	Lennox	Lierly	Lily	Limestone	Litton

Balance at January 1, 2023	$65,502	$375,130	$85,080	$81,700	$162,022	$106,459	$191,920
Issuance of membership units, net of offering costs	(800)	(5,700)	-	-	(600)	(200)	(100)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(2,845)	(12,417)	(6,780)	(8,416)	(5,531)	(4,524)	(9,420)
Net income (loss)	(5,207)	1,112	(12,583)	2,712	(10,132)	(25,061)	(6,999)
Balance at December 31, 2023	$56,650	$358,125	$65,718	$75,997	$145,760	$76,674	$175,400

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Longwoods	Lookout	Loretta	Louis	Louise	Lovejoy	Luna

Balance at January 1, 2023	$-	$343,336	$696,340	$-	$104,866	$93,689	$68,442
Issuance of membership units, net of offering costs	296,948	(1,000)	(11,100)	299,924	-	-	-
Deemed contribution from Manager	370	-	-	106	-	-	-
Distributions	(6,106)	(11,209)	(17,825)	(6,159)	(7,146)	(5,515)	(5,834)
Net income (loss)	(9,881)	2,382	(4,476)	(5,396)	(3,689)	(15,596)	(17,548)
Balance at December 31, 2023	$281,331	$333,510	$662,939	$288,474	$94,031	$72,578	$45,060

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Lurleen	Madison	Mae	Magnolia	Malbec	Mammoth	Marcelo

Balance at January 1, 2023	$(1,596)	$105,115	$374,107	$79,416	$113,333	$111,366	$299,825
Issuance of membership units, net of offering costs	136,159	-	(10,100)	(100)	-	-	(100)
Deemed contribution from Manager	-	3,887	-	-	-	-	-
Distributions	(7,990)	(3,539)	(16,325)	(3,477)	(9,099)	(3,513)	(14,860)
Net income (loss)	(15,526)	(17,166)	1,170	(5,975)	(12,772)	(27,818)	(1,801)
Balance at December 31, 2023	$111,046	$88,297	$348,853	$69,864	$91,461	$80,035	$283,064

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Marie	Marietta	Marion	Marple	Martell	Mary	Matchingham

Balance at January 1, 2023	$(900)	$170,915	$-	$-	$-	$-	$76,536
Issuance of membership units, net of offering costs	341,482	(3,000)	281,169	196,682	286,198	293,203	-
Deemed contribution from Manager	3,438	-	2,316	1,947	-	3,112	-
Distributions	(14,072)	(7,088)	(3,043)	(4,895)	(3,408)	(6,668)	(6,502)
Net income (loss)	334	(16,367)	(14,649)	(8,623)	(19,607)	(6,990)	(7,090)
Balance at December 31, 2023	$330,281	$144,459	$265,793	$185,111	$263,183	$282,657	$62,943

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	McGregor	McLovin	Meadow	Mimosa	Mojave	Murphy	Mycroft

Balance at January 1, 2023	$298,839	$161,841	$111,898	$125,096	$76,249	$101,077	$-
Issuance of membership units, net of offering costs	(2,900)	(400)	(100)	(3,510)	(700)	(100)	200,772
Deemed contribution from Manager	-	-	-	-	-	-	252
Distributions	(12,117)	(9,007)	(4,453)	(7,195)	(6,539)	(7,832)	(4,996)
Net income (loss)	3,610	(12,407)	(10,045)	(3,570)	(2,340)	(8,400)	(6,390)
Balance at December 31, 2023	$287,433	$140,027	$97,301	$110,821	$66,670	$84,745	$189,637

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Nugget	Odessa	Olive	Oly	Onyx	Oscar	Osceola

Balance at January 1, 2023	$555,985	$150,309	$111,685	$168,914	$-	$-	$-
Issuance of membership units, net of offering costs	(5,200)	(100)	(600)	-	355,119	276,320	309,740
Deemed contribution from Manager	-	-	-	-	467	1,208	7
Distributions	(18,825)	(5,688)	(5,734)	(8,518)	(7,686)	(2,986)	(3,350)
Net income (loss)	(4,505)	(37,338)	(16,749)	(11,890)	(7,857)	(18,889)	(21,922)
Balance at December 31, 2023	$527,454	$107,183	$88,603	$148,506	$340,043	$255,653	$284,474

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Osprey	Otoro	Palmer	Patrick	Peanut	Pearl	Pecan

Balance at January 1, 2023	$359,692	$122,842	$-	$91,661	$80,736	$555,868	$92,297
Issuance of membership units, net of offering costs	-	(1,000)	320,984	-	(950)	(4,500)	-
Deemed contribution from Manager	-	-	(263)	-	-	16,791	-
Distributions	(11,687)	(4,091)	(3,472)	(5,315)	(4,028)	(21,500)	(8,446)
Net income (loss)	(2,346)	(53,334)	(12,715)	2,297	(7,374)	(28,816)	2,304
Balance at December 31, 2023	$345,659	$64,418	$304,533	$88,643	$68,384	$517,843	$86,154

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Peterson	Piedmont	Pinot	Pioneer	Plumtree	Point	Porthos

Balance at January 1, 2023	$-	$219,551	$111,561	$574,168	$91,278	$130,572	$-
Issuance of membership units, net of offering costs	251,214	(100)	(100)	(2,500)	-	(1,500)	330,000
Deemed contribution from Manager	2,471	-	-	-	-	-	2,033
Distributions	-	(5,928)	(9,166)	(15,647)	(10,228)	(6,330)	(8,220)
Net income (loss)	(9,482)	(11,382)	(4,365)	(3,937)	5,369	(8,566)	(6,600)
Balance at December 31, 2023	$244,203	$202,141	$97,930	$552,083	$86,419	$114,176	$317,214

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Quincy	Redondo	Regency	Reginald	Reynolds	Ribbonwalk	Richardson

Balance at January 1, 2023	$553,575	$180,868	$(1,167)	$426,237	$436,550	$90,883	$328,483
Issuance of membership units, net of offering costs	(15,300)	(300)	164,047	(1,400)	(300)	-	(500)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(16,191)	(6,765)	(8,949)	(13,048)	(15,238)	(4,026)	(13,634)
Net income (loss)	(18,776)	(17,407)	(2,582)	889	5,495	(7,085)	(434)
Balance at December 31, 2023	$503,308	$156,396	$151,349	$412,678	$426,507	$79,773	$313,915

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Richmond	Ridge	Ritter	River	Riverwalk	Rooney	Roseberry

Balance at January 1, 2023	$-	$83,550	$506,679	$100,942	$402,648	$107,342	$109,042
Issuance of membership units, net of offering costs	-	-	(300)	(500)	(8,400)	(200)	(100)
Deemed contribution from Manager	2,682	-	-	-	-	-	-
Distributions	-	(4,576)	(11,609)	(8,131)	(11,738)	(4,685)	(6,872)
Net income (loss)	(8,836)	(8,753)	(25,916)	(9,266)	4,364	(7,410)	(3,749)
Balance at December 31, 2023	$(6,154)	$70,221	$468,854	$83,045	$386,873	$95,046	$98,321

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Rosewood	Roxy	Saddlebred	Saint	Sajni	Salem	Salinas

Balance at January 1, 2023	$83,715	$101,734	$143,605	$120,330	$-	$109,633	$-
Issuance of membership units, net of offering costs	-	(400)	-	-	323,100	-	251,086
Deemed contribution from Manager	-	-	-	-	1,424	-	948
Distributions	(3,260)	(3,727)	(5,341)	(7,243)	(12,607)	(8,253)	(8,425)
Net income (loss)	(4,408)	(7,974)	(16,931)	(3,584)	(8,128)	(6,758)	(30,883)
Balance at December 31, 2023	$76,048	$89,633	$121,332	$109,504	$303,788	$94,622	$212,726

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Saturn	Scepter	Sequoyah	Shallowford	Shoreline	Sigma	Simon

Balance at January 1, 2023	$76,128	$83,236	$146,901	$200,450	$97,216	$122,373	$-
Issuance of membership units, net of offering costs	(600)	(1,100)	-	(300)	(100)	-	315,180
Deemed contribution from Manager	-	-	-	-	-	-	2,221
Distributions	(3,000)	(3,370)	(6,562)	(7,790)	(6,354)	(6,307)	(7,165)
Net income (loss)	(7,498)	(7,993)	(19,998)	(10,785)	(17,079)	(8,282)	(8,179)
Balance at December 31, 2023	$65,030	$70,772	$120,340	$181,574	$73,683	$107,785	$302,058

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Sims	Soapstone	Sodalis	Spencer	Splash	Spring	Stonebriar

Balance at January 1, 2023	$-	$84,806	$291,596	$106,749	$91,827	$253,852	$66,437
Issuance of membership units, net of offering costs	299,872	-	(400)	-	-	(1,100)	-
Deemed contribution from Manager	1,053	-	-	-	-	-	-
Distributions	(6,491)	(7,201)	(9,406)	(8,296)	(8,498)	(10,620)	(2,840)
Net income (loss)	(9,127)	2,740	(2,900)	(9,982)	(3,603)	1,566	(7,129)
Balance at December 31, 2023	$285,308	$80,345	$278,889	$88,471	$79,726	$243,698	$56,469

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Sugar	Summerset	Sundance	Sunnyside	Swift	Taylor	Terracotta

Balance at January 1, 2023	$115,048	$84,713	$184,096	$(900)	$350,095	$138,711	$113,091
Issuance of membership units, net of offering costs	(200)	(100)	(200)	243,594	(500)	(100)	-
Deemed contribution from Manager	-	-	-	(556)	-	-	-
Distributions	(4,846)	(3,033)	(7,395)	(10,542)	(13,428)	(4,142)	(6,981)
Net income (loss)	(12,832)	(10,855)	(16,355)	3,012	5,151	(20,915)	(9,329)
Balance at December 31, 2023	$97,170	$70,725	$160,145	$234,608	$341,318	$113,555	$96,781

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Theodore	Tulip	Tuscan	Tuscarora	Tuxford	Vernon	Walton

Balance at January 1, 2023	$-	$97,441	$131,864	$(900)	$78,935	$82,726	$290,069
Issuance of membership units, net of offering costs	313,394	-	-	359,177	-	-	(2,100)
Deemed contribution from Manager	1,966	-	-	1,971	-	-	-
Distributions	(3,392)	(4,485)	(8,391)	(11,682)	(4,219)	(4,528)	(8,983)
Net income (loss)	(11,999)	(25,792)	2,165	(4,819)	(10,409)	(11,481)	(22,948)
Balance at December 31, 2023	$299,969	$67,164	$125,639	$343,747	$64,308	$66,717	$256,038

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Wave	Weldon	Wellington	Wentworth	Wescott	Westchester	Wildwood

Balance at January 1, 2023	$99,105	$72,614	$425,944	$83,990	$138,760	$151,038	$120,130
Issuance of membership units, net of offering costs	(3,500)	-	(500)	(100)	(100)	(100)	(1,600)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(2,118)	(2,960)	(16,506)	(8,495)	(4,440)	(9,957)	(4,841)
Net income (loss)	(36,176)	(2,942)	(1,951)	(3,600)	(13,271)	(18,598)	(248)
Balance at December 31, 2023	$57,312	$66,712	$406,987	$71,795	$120,950	$122,383	$113,442

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Willow	Wilson	Winchester	Windsor	Winston	Wisteria	Consolidated

Balance at January 1, 2023	$304,187	$400,541	$-	$124,688	$351,670	$102,274	39,057,501
Issuance of membership units, net of offering costs	(4,100)	(5,820)	292,056	(100)	(450)	(400)	14,634,904
Deemed contribution from Manager	-	-	185	-	-	-	87,627
Distributions	(12,169)	(16,460)	-	(10,069)	(14,867)	(4,597)	(1,875,741)
Net income (loss)	1,696	941	(14,362)	(5,720)	(2,254)	(9,454)	(2,268,052)
Balance at December 31, 2023	$289,615	$379,202	$277,879	$108,799	$334,099	$87,823	$49,636,238

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Balance at January 1, 2022	$-	$-	$-	$-	$-	$(3,480)	$-
Issuance of membership units, net of offering costs	646,249	670,066	508,153	-	-	121,685	77,271
Deemed contribution from Manager	875	425	3,177	-	-	2,898	980
Distributions	(18,981)	(11,611)	(12,698)	-	-	(5,190)	(1,912)
Net income (loss)	(7,243)	(25,972)	(26,207)	-	-	(12,044)	(7,732)
Balance at December 31, 2022	$620,899	$632,909	$472,424	$-	$-	$103,869	$68,607

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Balance at January 1, 2022	$-	$-	$-	$-	$90,129	$-	$-
Issuance of membership units, net of offering costs	153,793	-	106,573	-	(400)	-	125,963
Deemed contribution from Manager	2,242	-	1,452	-	1,170	-	1,445
Distributions	(2,079)	-	(4,164)	-	(7,635)	-	(5,465)
Net income (loss)	(13,194)	-	(11,286)	-	790	-	(10,402)
Balance at December 31, 2022	$140,762	$-	$92,573	$-	$84,054	$-	$111,540

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Balance at January 1, 2022	$-	$77,526	$(338)	$-	$-	$-	$-
Issuance of membership units, net of offering costs	602,898	(1,000)	104,740	268,512	103,855	-	465,038
Deemed contribution from Manager	(2,075)	1,170	1,445	425	1,798	-	3,837
Distributions	(15,008)	(6,475)	(6,768)	(4,656)	(4,434)	-	(8,058)
Net income (loss)	(11,709)	(933)	735	(7,831)	(2,347)	-	(14,524)
Balance at December 31, 2022	$574,107	$70,288	$99,814	$256,450	$98,872	$-	$446,293

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Balance at January 1, 2022	$-	$-	$-	$-	$-	$-	$-
Issuance of membership units, net of offering costs	-	-	282,987	361,585	171,485	351,796	-
Deemed contribution from Manager	-	-	455	425	425	3,132	425
Distributions	-	-	(3,058)	(6,263)	-	(4,941)	-
Net income (loss)	-	-	(4,859)	(15,332)	1,052	(15,293)	(10,748)
Balance at December 31, 2022	$-	$-	$275,525	$340,414	$172,962	$334,693	$(10,323)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Campbell

Balance at January 1, 2022	$-	$-	$-	$-	$-	$-	$-
Issuance of membership units, net of offering costs	-	104,628	673,521	137,859	-	287,061	-
Deemed contribution from Manager	-	425	(3,075)	1,920	-	2,765	3,161
Distributions	-	-	(16,980)	(8,376)	-	(5,896)	-
Net income (loss)	-	(2,285)	(13,342)	(15,187)	-	(3,679)	(22,596)
Balance at December 31, 2022	$-	$102,768	$640,125	$116,216	$-	$280,251	$(19,436)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Cawley	Centennial	Chaparral	Chattahoochee	Chelsea	Chester	Chickamauga

Balance at January 1, 2022	$-	$105,219	$99,752	$-	$-	$-	$-
Issuance of membership units, net of offering costs	-	-	-	-	116,417	220,731	-
Deemed contribution from Manager	-	1,170	1,170	3,382	1,719	525	425
Distributions	-	(7,098)	(9,117)	-	(4,951)	(1,242)	-
Net income (loss)	-	(4,253)	(2,619)	(54,559)	(10,553)	(9,349)	2,624
Balance at December 31, 2022	$-	$95,037	$89,185	$(51,178)	$102,632	$210,665	$3,049

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Chinook	Chitwood	Clover	Coatbridge	Collier	Collinston	Conway

Balance at January 1, 2022	$-	$-	$-	$(2,591)	$-	$(1,756)	$-
Issuance of membership units, net of offering costs	-	408,046	352,274	111,730	378,495	86,939	723,075
Deemed contribution from Manager	-	834	425	1,445	425	2,741	425
Distributions	-	(7,511)	(7,245)	(6,812)	(7,383)	(3,492)	(14,081)
Net income (loss)	-	(10,125)	(4,811)	836	(14,541)	(18,852)	(27,664)
Balance at December 31, 2022	$-	$391,243	$340,644	$104,608	$356,996	$65,580	$681,755

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Cove	Creekside	Creekwood	Cumberland	Cupcake	Cypress	Daisy

Balance at January 1, 2022	$-	$-	$-	$-	$91,090	$-	$-
Issuance of membership units, net of offering costs	-	334,142	172,529	319,531	(1,000)	218,631	325,660
Deemed contribution from Manager	-	425	2,244	3,087	1,170	575	425
Distributions	-	(6,872)	(971)	(5,870)	(9,090)	(2,954)	(5,983)
Net income (loss)	-	(3,081)	(5,628)	(3,013)	681	(11,511)	(4,992)
Balance at December 31, 2022	$-	$324,614	$168,173	$313,735	$82,851	$204,742	$315,110

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Davidson	Dawson	Delta	Dewberry	Diablo	Dogwood	Dolittle

Balance at January 1, 2022	$(160)	$(1,519)	$-	$75,690	$-	$-	$-
Issuance of membership units, net of offering costs	77,126	93,203	122,469	-	108,210	258,129	112,713
Deemed contribution from Manager	1,920	1,445	5,363	1,170	1,920	425	1,920
Distributions	(3,143)	(5,706)	(6,238)	(6,193)	(5,031)	(4,752)	(6,417)
Net income (loss)	(14,747)	(13,483)	(21,476)	(1,454)	(28,142)	(2,810)	(5,160)
Balance at December 31, 2022	$60,995	$73,939	$100,118	$69,213	$76,957	$250,991	$103,056

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Dolly	Dops	Dorchester	Dunbar	Duncan	Eagle	Eastfair

Balance at January 1, 2022	$-	$-	$-	$-	$-	$-	$74,600
Issuance of membership units, net of offering costs	733,443	-	371,042	342,781	-	165,218	(1,300)
Deemed contribution from Manager	425	425	425	725	3,211	1,296	1,170
Distributions	(12,702)	-	(6,432)	(5,953)	-	(1,854)	(6,147)
Net income (loss)	(24,160)	(1,325)	(14,641)	(19,079)	(43,501)	(455)	1,633
Balance at December 31, 2022	$697,006	$(900)	$350,394	$318,473	$(40,290)	$164,205	$69,956

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Eastwood	Elevation	Ella	Ellen	Elm	Emporia	Ensenada

Balance at January 1, 2022	$-	$(1,624)	$-	$-	$(861)	$-	$-
Issuance of membership units, net of offering costs	-	106,933	-	-	69,199	128,705	198,433
Deemed contribution from Manager	-	1,445	-	-	1,445	6,491	1,455
Distributions	-	(6,411)	-	-	(4,269)	(6,561)	(10,189)
Net income (loss)	-	(1,292)	-	-	(3,855)	(15,012)	(11,711)
Balance at December 31, 2022	$-	$99,050	$-	$-	$61,659	$113,623	$177,988

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Falcon	Felix	Fenwick	Fletcher	Folly	Forest	Foster

Balance at January 1, 2022	$-	$-	$-	$-	$-	$(9,426)	$-
Issuance of membership units, net of offering costs	163,983	-	-	-	334,672	141,388	-
Deemed contribution from Manager	425	-	-	-	425	1,445	-
Distributions	(1,662)	-	-	-	(5,803)	(8,304)	-
Net income (loss)	(1,173)	-	-	-	(6,624)	(12,310)	-
Balance at December 31, 2022	$161,573	$-	$-	$-	$322,669	$112,792	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Franklin	Gardens	General	Goose	Grant	Greenhill	Gretal

Balance at January 1, 2022	$-	$-	$-	$-	$-	$-	$-
Issuance of membership units, net of offering costs	-	99,841	-	154,254	138,704	118,705	483,863
Deemed contribution from Manager	-	605	-	1,250	1,620	3,799	3,830
Distributions	-	(3,823)	-	(1,905)	(7,799)	(6,744)	-
Net income (loss)	-	(6,137)	-	(1,598)	(13,357)	(2,607)	(9,625)
Balance at December 31, 2022	$-	$90,486	$-	$152,001	$119,168	$113,152	$478,067

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Grove	Hadden	Hansard	Hansel	Hargrave	Harrison	Henry

Balance at January 1, 2022	$-	$-	$-	$-	$-	$-	$-
Issuance of membership units, net of offering costs	86,767	95,215	-	238,147	-	268,825	439,738
Deemed contribution from Manager	1,326	2,640	425	1,716	-	1,177	3,421
Distributions	(2,285)	(4,646)	-	(2,137)	-	(3,976)	(8,564)
Net income (loss)	(9,824)	(8,703)	(1,325)	(15,429)	-	(11,330)	(16,664)
Balance at December 31, 2022	$75,984	$84,506	$(900)	$222,297	$-	$254,696	$417,931

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Heritage	Heron	Highland	Hines	Hobbes	Holcomb	Holland

Balance at January 1, 2022	$-	$-	$-	$-	$-	$-	$(1,942)
Issuance of membership units, net of offering costs	105,184	107,381	299,283	273,784	-	378,385	85,518
Deemed contribution from Manager	3,552	963	625	425	-	425	5,481
Distributions	(2,656)	(2,863)	(5,834)	(5,334)	-	(6,551)	(3,577)
Net income (loss)	(17,352)	(7,302)	(11,292)	(8,957)	-	(13,187)	(17,473)
Balance at December 31, 2022	$88,728	$98,180	$282,783	$259,919	$-	$359,072	$68,008

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Hollandaise	Holloway	Inglewood	Irene	Jack	Jake	Jefferson

Balance at January 1, 2022	$-	$130,067	$-	$-	$-	$-	$-
Issuance of membership units, net of offering costs	140,374	-	722,252	-	155,481	624,982	-
Deemed contribution from Manager	9,106	1,170	425	-	1,931	425	425
Distributions	(4,768)	(10,045)	(6,248)	-	(4,954)	(10,818)	-
Net income (loss)	(19,080)	385	(31,800)	-	(9,221)	(17,141)	(1,325)
Balance at December 31, 2022	$125,632	$121,577	$684,630	$-	$143,237	$597,448	$(900)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Jill	Johnny	June	Jupiter	Kawana	Kennesaw	Kenny

Balance at January 1, 2022	$-	$-	$-	$(1,829)	$-	$-	$-
Issuance of membership units, net of offering costs	238,522	615,363	615,163	89,288	107,916	449,665	733,495
Deemed contribution from Manager	1,125	425	425	1,445	798	425	425
Distributions	(2,145)	(12,004)	(12,002)	(3,788)	(5,970)	(7,798)	(12,700)
Net income (loss)	(8,485)	(35,466)	(33,123)	(13,383)	(9,206)	(15,390)	(20,377)
Balance at December 31, 2022	$229,017	$568,318	$570,463	$71,731	$93,538	$426,903	$700,843

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	KerriAnn	Kessler	Kingsley	Kirkwood	Korin	Lallie	Lanier

Balance at January 1, 2022	$(8,340)	$-	$111,544	$-	$-	$142,753	$-
Issuance of membership units, net of offering costs	124,720	153,981	(650)	95,854	-	(10,200)	140,238
Deemed contribution from Manager	1,445	2,451	1,170	1,115	425	1,170	1,311
Distributions	(5,404)	(866)	(8,856)	(2,422)	-	(10,583)	(3,505)
Net income (loss)	(16,760)	(9,068)	(1,307)	(12,116)	(1,733)	706	(6,485)
Balance at December 31, 2022	$95,660	$146,499	$101,900	$82,431	$(1,308)	$123,846	$131,558

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Lannister	Latte	Lennox	Lierly	Lily	Limestone	Litton

Balance at January 1, 2022	$-	$-	$(1,881)	$89,156	$(3,140)	$(2,805)	$-
Issuance of membership units, net of offering costs	82,845	385,191	89,971	-	209,494	119,037	190,172
Deemed contribution from Manager	850	425	1,445	1,170	12,318	1,445	425
Distributions	(2,105)	(6,671)	(5,826)	(8,510)	(9,922)	(7,576)	-
Net income (loss)	(16,088)	(3,815)	1,372	(115)	(46,728)	(3,642)	1,323
Balance at December 31, 2022	$65,502	$375,130	$85,080	$81,700	$162,022	$106,459	$191,920

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Longwoods	Lookout	Loretta	Louis	Louise	Lovejoy	Luna

Balance at January 1, 2022	$-	$-	$-	$-	$-	$-	$73,214
Issuance of membership units, net of offering costs	-	357,135	721,367	-	113,471	108,167	(650)
Deemed contribution from Manager	-	425	425	-	757	4,227	1,170
Distributions	-	(6,289)	(14,073)	-	(5,558)	(5,643)	(6,485)
Net income (loss)	-	(7,935)	(11,380)	-	(3,803)	(13,061)	1,193
Balance at December 31, 2022	$-	$343,336	$696,340	$-	$104,866	$93,689	$68,442

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Lurleen	Madison	Mae	Magnolia	Malbec	Mammoth	Marcelo

Balance at January 1, 2022	$-	$-	$-	$-	$122,827	$-	$-
Issuance of membership units, net of offering costs	-	120,379	381,912	94,984	-	124,064	312,649
Deemed contribution from Manager	425	914	3,992	2,202	1,170	1,993	539
Distributions	-	(3,425)	(3,719)	(2,390)	(11,305)	(3,106)	(3,378)
Net income (loss)	(2,021)	(12,753)	(8,079)	(15,380)	640	(11,586)	(9,986)
Balance at December 31, 2022	$(1,596)	$105,115	$374,107	$79,416	$113,333	$111,366	$299,825

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Marie	Marietta	Marion	Marple	Martell	Mary	Matchingham

Balance at January 1, 2022	$-	$-	$-	$-	$-	$-	$-
Issuance of membership units, net of offering costs	-	181,169	-	-	-	-	78,848
Deemed contribution from Manager	425	4,825	-	-	-	-	1,920
Distributions	-	(3,681)	-	-	-	-	(5,209)
Net income (loss)	(1,325)	(11,398)	-	-	-	-	977
Balance at December 31, 2022	$(900)	$170,915	$-	$-	$-	$-	$76,536

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	McGregor	McLovin	Meadow	Mimosa	Mojave	Murphy	Mycroft

Balance at January 1, 2022	$-	$-	$(6,829)	$-	$96,504	$-	$-
Issuance of membership units, net of offering costs	321,129	188,651	133,621	133,438	(11,490)	110,084	-
Deemed contribution from Manager	900	1,930	2,013	1,809	1,170	1,920	-
Distributions	(9,136)	(9,675)	(5,313)	(1,499)	(9,215)	(6,660)	-
Net income (loss)	(14,054)	(19,065)	(11,594)	(8,652)	(720)	(4,268)	-
Balance at December 31, 2022	$298,839	$161,841	$111,898	$125,096	$76,249	$101,077	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Nugget	Odessa	Olive	Oly	Onyx	Oscar	Osceola

Balance at January 1, 2022	$-	$(2,918)	$(2,975)	$-	$-	$-	$-
Issuance of membership units, net of offering costs	583,693	187,276	119,519	187,196	-	-	-
Deemed contribution from Manager	425	5,604	1,445	1,930	-	-	-
Distributions	(14,626)	(8,980)	(7,404)	(9,610)	-	-	-
Net income (loss)	(13,507)	(30,674)	1,101	(10,602)	-	-	-
Balance at December 31, 2022	$555,985	$150,309	$111,685	$168,914	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Osprey	Otoro	Palmer	Patrick	Peanut	Pearl	Pecan

Balance at January 1, 2022	$-	$-	$-	$102,846	$-	$-	$100,141
Issuance of membership units, net of offering costs	372,152	144,339	-	-	84,432	570,658	-
Deemed contribution from Manager	425	1,390	-	1,170	619	425	1,170
Distributions	(6,461)	(6,006)	-	(8,369)	(2,975)	(14,924)	(8,660)
Net income (loss)	(6,425)	(16,881)	-	(4,485.69)	(1,341)	(291)	(354)
Balance at December 31, 2022	$359,692	$122,842	$-	$91,161	$80,736	$555,868	$92,297

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Peterson	Piedmont	Pinot	Pioneer	Plumtree	Point	Porthos

Balance at January 1, 2022	$-	$-	$123,675	$-	$101,731	$-	$-
Issuance of membership units, net of offering costs	-	229,141	(50)	604,334	-	142,218	-
Deemed contribution from Manager	-	3,966	1,170	425	1,170	2,094	-
Distributions	-	(1,289)	(11,398)	(9,818)	(10,555)	(4,055)	-
Net income (loss)	-	(12,267)	(1,836)	(20,773)	(1,068)	(9,684)	-
Balance at December 31, 2022	$-	$219,551	$111,561	$574,168	$91,278	$130,572	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Quincy	Redondo	Regency	Reginald	Reynolds	Ribbonwalk	Richardson

Balance at January 1, 2022	$-	$-	$-	$-	$-	$(3,121)	$-
Issuance of membership units, net of offering costs	582,370	187,790	-	464,881	454,569	116,972	341,276
Deemed contribution from Manager	3,627	425	425	4,425	425	1,445	1,834
Distributions	(5,039)	(1,694)	-	(9,056)	(7,876)	(4,721)	(4,906)
Net income (loss)	(27,384)	(5,654)	(1,592)	(34,013)	(10,567)	(19,691)	(9,721)
Balance at December 31, 2022	$553,575	$180,868	$(1,167)	$426,237	$436,550	$90,883	$328,483

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Richmond	Ridge	Ritter	River	Riverwalk	Rooney	Roseberry

Balance at January 1, 2022	$-	$(522)	$-	$(2,177)	$-	$-	$116,448
Issuance of membership units, net of offering costs	-	88,030	536,706	108,634	420,449	133,516	-
Deemed contribution from Manager	-	1,445	(575)	1,445	425	1,445	1,170
Distributions	-	(5,642)	(9,292)	(7,017)	(8,196)	(6,411)	(9,511)
Net income (loss)	-	239	(20,160)	57	(10,030)	(21,208)	935
Balance at December 31, 2022	$-	$83,550	$506,679	$100,942	$402,648	$107,342	$109,042

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Rosewood	Roxy	Saddlebred	Saint	Sajni	Salem	Salinas

Balance at January 1, 2022	$-	$-	$(3,195)	$-	$-	$119,345	$-
Issuance of membership units, net of offering costs	101,990	122,171	169,337	126,543	-	(700)	-
Deemed contribution from Manager	824	1,573	10,958	625	-	1,170	-
Distributions	(2,568)	(3,016)	(8,117)	(5,915)	-	(10,810)	-
Net income (loss)	(16,531)	(18,994)	(25,378)	(922)	-	629	-
Balance at December 31, 2022	$83,715	$101,734	$143,605	$120,330	$-	$109,633	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Saturn	Scepter	Sequoyah	Shallowford	Shoreline	Sigma	Simon

Balance at January 1, 2022	$(1,961)	$-	$-	$-	$108,054	$-	$-
Issuance of membership units, net of offering costs	88,100	98,434	149,466	216,425	(2,100)	138,010	-
Deemed contribution from Manager	2,741	1,445	425	425	1,170	1,920	-
Distributions	(3,555)	(4,346)	-	(1,949)	(8,397)	(6,503)	-
Net income (loss)	(9,196)	(12,298)	(2,991)	(14,451)	(1,511)	(11,053)	-
Balance at December 31, 2022	$76,128	$83,236	$146,901	$200,450	$97,216	$122,373	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Sims	Soapstone	Sodalis	Spencer	Splash	Spring	Stonebriar

Balance at January 1, 2022	$-	$94,556	$-	$116,356	$99,672	$-	$-
Issuance of membership units, net of offering costs	-	-	310,542	(500)	(100)	265,650	80,622
Deemed contribution from Manager	-	1,170	425	1,170	1,170	625	734
Distributions	-	(8,002)	(5,383)	(9,415)	(9,175)	(4,894)	(2,347)
Net income (loss)	-	(2,918)	(13,988)	(862)	260	(7,529)	(12,572)
Balance at December 31, 2022	$-	$84,806	$291,596	$106,749	$91,827	$253,852	$66,437

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Sugar	Summerset	Sundance	Sunnyside	Swift	Taylor	Terracotta

Balance at January 1, 2022	$(2,903)	$97,623	$-	$-	$-	$-	$-
Issuance of membership units, net of offering costs	127,779	(2,000)	187,592	-	365,041	141,954	118,438
Deemed contribution from Manager	1,445	1,170	425	425	1,295	2,857	7,024
Distributions	(5,588)	(7,551)	(1,692)	-	(10,680)	(956)	(5,026)
Net income (loss)	(5,684)	(4,529)	(2,229)	(1,325)	(5,561)	(5,144)	(7,344)
Balance at December 31, 2022	$115,048	$84,713	$184,096	$(900)	$350,095	$138,711	$113,091

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Theodore	Tulip	Tuscan	Tuscarora	Tuxford	Vernon	Walton

Balance at January 1, 2022	$-	$-	$149,360	$-	$-	$-	$-
Issuance of membership units, net of offering costs	-	118,471	(1,000)	-	102,364	97,709	320,210
Deemed contribution from Manager	-	718	1,170	425	974	1,920	425
Distributions	-	(5,326)	(13,530)	-	(5,428)	(5,688)	(5,548)
Net income (loss)	-	(16,422)	(4,136)	(1,325)	(18,975)	(11,215)	(25,017)
Balance at December 31, 2022	$-	$97,441	$131,864	$(900)	$78,935	$82,726	$290,069

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Wave	Weldon	Wellington	Wentworth	Wescott	Westchester	Wildwood

Balance at January 1, 2022	$-	$(1,999)	$-	$94,728	$-	$(293)	$-
Issuance of membership units, net of offering costs	120,842	86,439	436,433	(2,000)	157,315	159,639	131,948
Deemed contribution from Manager	3,724	3,986	3,339	1,170	879	1,445	1,166
Distributions	(6,152)	(3,488)	(3,775)	(9,354)	(3,751)	(9,432)	(3,440)
Net income (loss)	(19,308)	(12,325)	(10,053)	(554)	(15,683)	(322)	(9,544)
Balance at December 31, 2022	$99,105	$72,614	$425,944	$83,990	$138,760	$151,038	$120,130

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Willow	Wilson	Winchester	Windsor	Winston	Wisteria	Consolidated

Balance at January 1, 2022	$-	$-	$-	$134,771	$-	$-	$2,868,792
Issuance of membership units, net of offering costs	314,821	415,235	-	(1,900)	353,138	107,963	38,913,961
Deemed contribution from Manager	425	425	-	1,170	2,840	1,883	315,724
Distributions	(5,791)	(7,635)	-	(10,610)	(3,053)	(3,239)	(1,160,635)
Net income (loss)	(5,268)	(7,484)	-	1,257	(1,255)	(4,333)	(1,970,798)
Balance at December 31, 2022	$304,187	$400,541	$-	$124,688	$351,670	$102,274	$38,967,044

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Cash Flows from Operating Activities:
Net income (loss)	$8,661	$(41,935)	$2,101	$(7,968)	$(5,284)	$(13,118)	$(5,797)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	11,260	17,438	13,825	1,562	2,184	8,416	5,383
Amortization	-	-	-	-	-	75	116
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(3,495)	-	(4,498)	-	-	-	-
Deposits	(3,745)	(3,095)	(2,845)	-	(2,295)	(2,843)	(1,744)
Prepaid expenses	587	1,386	700	212	254	5,549	5,484
Due from (to) third party property managers	(11,007)	(8,280)	(3,088)	354	678	(2,534)	(7,015)
Increase (decrease) in liabilities
Accrued expenses	(2,332)	(4,437)	(11,493)	2,827	3,454	(1,598)	(2,572)
Tenant Deposits	3,745	3,095	2,845	-	2,295	2,843	1,744
Due to (from) related parties	25,843	46,237	16,985	3,559	3,585	3,628	8,384
Net cash provided by (used in) operating activities	29,518	10,408	14,532	546	4,872	419	3,984
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	(7,100)	(5,300)	(1,000)	-	-	-	(600)
Distributions	(27,747)	(15,171)	(15,374)	-	-	(3,862)	(2,889)
Net cash provided by (used in) financing activities	(34,847)	(20,471)	(16,374)	-	-	(3,862)	(3,489)
Net change in cash	(5,329)	(10,063)	(1,842)	546	4,872	(3,443)	495
Cash at beginning of year	34,876	15,458	12,352	-	-	6,844	24
Cash at end of year	$29,547	$5,396	$10,509	$546	$4,872	$3,401	$518
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$-	$-	$7,857	$9,714

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$-	$227,240	$317,500	$-	$-
Deemed contribution from Manager	$-	$11,543	$-	$2,405	$330	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Cash Flows from Operating Activities:
Net income (loss)	$(18,568)	$(7,711)	$(5,583)	$(13,295)	$(15,818)	$(7,509)	$(535)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,014	4,075	7,990	4,523	7,252	-	8,183
Amortization	-	-	76	-	83	-	86
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	(2,195)
Deposits	(2,245)	(1,995)	(1,795)	(2,195)	(2,993)	-	(2,195)
Prepaid expenses	2,507	509	4,652	340	2,410	-	5,660
Due from (to) third party property managers	(4,731)	(4,514)	(7,673)	(4,097)	3,569	2,757	(6,496)
Increase (decrease) in liabilities
Accrued expenses	(1,508)	5,874	(1,897)	5,440	(2,016)	1,894	(3,308)
Tenant Deposits	2,245	1,995	1,795	2,195	2,993	-	2,195
Due to (from) related parties	20,509	6,964	10,012	11,622	(4,968)	10,228	4,309
Net cash provided by (used in) operating activities	5,224	5,197	7,576	4,534	(9,488)	7,370	5,704
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	(305,905)	-	(339,491)	-	(308,266)	-
Net proceeds from the issuance of membership units	(500)	325,223	(1,000)	359,466	(1,200)	326,071	(200)
Distributions	(3,459)	(3,520)	(4,755)	(7,780)	(4,844)	-	(4,425)
Net cash provided by (used in) financing activities	(3,959)	15,799	(5,755)	12,194	(6,044)	17,805	(4,625)
Net change in cash	1,265	20,996	1,821	16,728	(15,532)	25,175	1,079
Cash at beginning of year	97	-	1,134	-	15,849	-	13,098
Cash at end of year	$1,362	$20,996	$2,956	$16,728	$317	$25,175	$14,176
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$8,447	$-	$7,942	$-	$8,140	$-	$9,577

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$297,900	$-	$330,000	$-	$298,510	$-
Deemed contribution from Manager	$1,695	$1,431	$-	$-	$4,759	$710	$4,516

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Cash Flows from Operating Activities:
Net income (loss)	$1,189	$(9,313)	$(14,757)	$(14,918)	$992	$(23,184)	$(26,232)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	16,231	5,569	7,050	7,527	7,695	3,505	12,084
Amortization	-	69	80	-	74	-	-
Credit loss expense (recovery)	-	(2,385)	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(2,895)	-	-	(60)	-	-	-
Deposits	(2,895)	(1,495)	(2,619)	(1,795)	(4,590)	-	(2,495)
Prepaid expenses	3,830	2,420	5,026	1,899	4,887	492	2,587
Due from (to) third party property managers	(6,053)	151	(5,291)	8,312	(12,164)	2,290	(1,693)
Increase (decrease) in liabilities
Accrued expenses	(4,595)	(698)	1,246	711	(1,315)	7,767	(5,804)
Tenant Deposits	2,895	1,495	2,619	1,795	4,590	-	2,495
Due to (from) related parties	9,944	695	(3,593)	4,355	1,373	7,165	40,158
Net cash provided by (used in) operating activities	17,651	(3,492)	(10,238)	7,826	1,542	(1,966)	21,100
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	-	(315,710)	-
Net proceeds from the issuance of membership units	(1,120)	(100)	-	(200)	(1,000)	335,062	(3,950)
Distributions	(18,218)	(5,011)	(7,383)	(5,813)	(7,330)	(3,990)	(12,520)
Net cash provided by (used in) financing activities	(19,338)	(5,111)	(7,383)	(6,013)	(8,330)	15,361	(16,470)
Net change in cash	(1,688)	(8,603)	(17,621)	1,814	(6,788)	13,396	4,630
Cash at beginning of year	19,732	9,670	18,745	14,346	19,399	-	471
Cash at end of year	$18,044	$1,067	$1,125	$16,160	$12,611	$13,396	$5,101
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$5,306	$7,746	$-	$7,669	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$-	$-	$-	$305,000	$-
Deemed contribution from Manager	$-	$-	$-	$-	$-	$1,161	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Cash Flows from Operating Activities:
Net income (loss)	$(4,550)	$(4,285)	$(2,980)	$(4,667)	$(8,318)	$(357)	$(24,959)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,051	-	6,990	10,275	7,997	8,910	6,230
Amortization	-	-	-	-	785	493	130
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	(2,765)	-	(4,190)	(2,693)	(319)
Deposits	(2,295)	(1,595)	(1,845)	(2,295)	(2,595)	(2,045)	(1,994)
Prepaid expenses	312	288	1,115	1,719	1,338	2,830	4,088
Due from (to) third party property managers	(7,447)	(4,417)	598	(7,212)	(6,226)	(5,361)	(2,221)
Increase (decrease) in liabilities
Accrued expenses	5,747	5,639	958	2,248	4,110	(3,116)	(1,197)
Tenant Deposits	2,295	1,595	1,845	2,295	2,595	2,045	1,994
Due to (from) related parties	11,666	7,303	7,950	13,058	7,462	2,718	(72,239)
Net cash provided by (used in) operating activities	9,778	4,528	11,866	15,422	2,959	3,424	(90,487)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(304,103)	(224,171)	-	-	-	-	-
Net proceeds from the issuance of membership units	322,875	239,423	(1,000)	(250)	-	(1,100)	90,622
Distributions	(8,043)	(2,848)	(13,421)	(11,740)	(7,921)	(19,353)	(1,485)
Net cash provided by (used in) financing activities	10,729	12,405	(14,421)	(11,990)	(7,921)	(20,453)	89,137
Net change in cash	20,507	16,933	(2,555)	3,432	(4,962)	(17,029)	(1,350)
Cash at beginning of year	-	-	27,514	6,661	8,705	27,902	2,706
Cash at end of year	$20,507	$16,933	$24,959	$10,093	$3,743	$10,873	$1,356
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$-	$9,415	$493	$8,989

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$295,000	$217,000	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$898	$-	$-	$-	$-	$(2,443)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Campbell

Cash Flows from Operating Activities:
Net income (loss)	$(10,901)	$(21,156)	$217	$(6,828)	$(5,748)	$3,933	$(50,320)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	1,433	5,709	17,832	10,379	2,164	7,289	1,422
Amortization	-	450	-	91	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	39,763
(Increase) Decrease in assets
Other receivables	-	-	(3,395)	-	-	-	-
Deposits	-	(1,249)	(3,395)	(2,795)	(1,795)	(1,994)	-
Prepaid expenses	237	944	6,708	5,385	199	684	-
Due from (to) third party property managers	121	(3,870)	(9,874)	(14,204)	(2,550)	(5,709)	-
Increase (decrease) in liabilities
Accrued expenses	2,688	(6,075)	(2,550)	(3,727)	2,991	(973)	(3,346)
Tenant Deposits	-	1,249	3,395	2,795	1,795	1,994	-
Due to (from) related parties	7,636	18,530	12,737	7,066	6,820	7,119	(244,797)
Net cash provided by (used in) operating activities	1,213	(5,467)	21,674	(1,839)	3,876	12,343	(257,279)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	256,827
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	256,827
Cash flows from financing activities
Repayments of amounts due to related party	(215,269)	-	-	-	(243,666)	-	-
Net proceeds from the issuance of membership units	235,059	99	(6,550)	(2,800)	262,352	-	-
Distributions	-	(4,579)	(20,275)	(7,471)	-	(14,274)	-
Net cash provided by (used in) financing activities	19,791	(4,480)	(26,825)	(10,271)	18,686	(14,274)	-
Net change in cash	21,004	(9,947)	(5,151)	(12,110)	22,562	(1,931)	(451)
Cash at beginning of year	-	10,118	17,715	12,333	-	18,534	451
Cash at end of year	$21,004	$171	$12,564	$222	$22,562	$16,603	$-
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$5,389	$-	$10,260	$-	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$209,920	$-	$-	$-	$235,000	$-	$-
Deemed contribution from Manager	$2,168	$-	$-	$-	$472	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Cawley	Centennial	Chaparral	Chattahoochee	Chelsea	Chester	Chickamauga

Cash Flows from Operating Activities:
Net income (loss)	$(4,555)	$(5,001)	$1,538	$-	$(2,684)	$(9,534)	$(4,355)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	3,593	7,834	5,399	-	8,468	11,039	10,258
Amortization	-	88	158	-	79	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	(2,268)	(4,590)
Deposits	(2,195)	(1,895)	(3,000)	-	(1,895)	(2,445)	(2,545)
Prepaid expenses	545	2,102	(59)	-	8,543	6,294	2,046
Due from (to) third party property managers	(6,487)	(4,460)	1,437	-	(5,988)	(6,503)	(2,054)
Increase (decrease) in liabilities
Accrued expenses	6,195	(2,392)	2,314	(878)	(3,464)	(2,613)	8,081
Tenant Deposits	2,195	1,895	3,000	-	1,895	2,445	2,545
Due to (from) related parties	11,165	3,030	(781)	878	1,945	9,364	21,888
Net cash provided by (used in) operating activities	10,456	1,200	10,005	-	6,899	5,779	31,275
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(323,625)	-	-	-	-	-	(383,793)
Net proceeds from the issuance of membership units	342,749	-	-	-	-	-	397,981
Distributions	(7,789)	(5,442)	(8,383)	-	(6,599)	(5,712)	(17,229)
Net cash provided by (used in) financing activities	11,335	(5,442)	(8,383)	-	(6,599)	(5,712)	(3,040)
Net change in cash	21,791	(4,241)	1,622	-	300	67	28,234
Cash at beginning of year	-	13,328	17,171	-	2,482	4,224	-
Cash at end of year	$21,791	$9,087	$18,793	$-	$2,782	$4,291	$28,234
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$8,876	$4,353	$-	$8,429	$12,323	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$314,000	$-	$-	$-	$-	$-	$372,300
Deemed contribution from Manager	$(158)	$5,130	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Chinook	Chitwood	Clover	Coatbridge	Collier	Collinston	Conway

Cash Flows from Operating Activities:
Net income (loss)	$(18,023)	$1,830	$389	$(27,310)	$381	$(9,331)	$(8,729)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,126	10,510	8,793	7,991	9,757	5,811	18,892
Amortization	-	-	-	84	-	59	493
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(4,590)	-	(619)	(4,390)	-	-
Deposits	(2,095)	(2,795)	(1,895)	(6,135)	(2,445)	(1,994)	(3,250)
Prepaid expenses	624	403	1,254	4,435	1,120	2,483	2,749
Due from (to) third party property managers	869	(6,393)	(9,423)	3,907	(6,735)	(7,574)	(8,675)
Increase (decrease) in liabilities
Accrued expenses	6,069	(1,877)	(2,066)	1,089	(1,297)	(1,024)	(3,372)
Tenant Deposits	2,095	2,795	1,895	6,135	2,445	1,994	3,250
Due to (from) related parties	(1,490)	18,392	11,977	468	33,284	11,505	7,329
Net cash provided by (used in) operating activities	(7,824)	18,276	10,925	(9,956)	32,120	1,929	8,686
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(314,138)	-	-	-	-	-	-
Net proceeds from the issuance of membership units	333,328	(250)	(2,200)	(100)	(11,600)	(400)	(5,000)
Distributions	(3,970)	(16,332)	(17,425)	(6,021)	(12,101)	(2,043)	(17,951)
Net cash provided by (used in) financing activities	15,219	(16,582)	(19,625)	(6,121)	(23,701)	(2,443)	(22,951)
Net change in cash	7,395	1,693	(8,700)	(16,077)	8,419	(514)	(14,265)
Cash at beginning of year	-	10,706	20,929	16,300	5,567	1,164	18,351
Cash at end of year	$7,395	$12,399	$12,229	$223	$13,986	$650	$4,086
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$8,878	$-	$5,349	$493

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$305,000	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$1,282	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Cove	Creekside	Creekwood	Cumberland	Cupcake	Cypress	Daisy

Cash Flows from Operating Activities:
Net income (loss)	$(3,163)	$3,157	$(12,396)	$3,071	$1,552	$(12,483)	$36
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	3,853	8,530	7,947	8,118	6,550	10,023	8,276
Amortization	-	-	-	-	122	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(1,895)	(1,616)	(1,695)	-	(55)	(1,695)
Deposits	(1,595)	(2,395)	(1,795)	(1,695)	(1,595)	(2,395)	(1,695)
Prepaid expenses	502	1,142	6,557	1,805	2,905	10,373	1,243
Due from (to) third party property managers	(5,204)	(5,355)	(3,534)	(4,650)	(1,626)	(2,602)	(5,445)
Increase (decrease) in liabilities
Accrued expenses	4,506	999	(2,418)	(11)	(2,668)	(1,936)	2,035
Tenant Deposits	1,595	2,395	1,795	1,695	1,595	2,395	1,695
Due to (from) related parties	9,438	9,116	10,797	12,795	4,034	22,305	13,437
Net cash provided by (used in) operating activities	9,932	15,694	5,337	19,433	10,868	25,625	17,887
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(216,872)	-	-	-	-	-	-
Net proceeds from the issuance of membership units	227,408	(3,300)	-	(1,000)	(100)	(100)	(2,500)
Distributions	(5,666)	(16,525)	(4,465)	(14,482)	(8,604)	(5,905)	(13,978)
Net cash provided by (used in) financing activities	4,870	(19,825)	(4,465)	(15,482)	(8,704)	(6,005)	(16,478)
Net change in cash	14,802	(4,131)	872	3,951	2,164	19,619	1,409
Cash at beginning of year	-	18,793	29	17,990	10,468	987	16,955
Cash at end of year	$14,802	$14,662	$901	$21,941	$12,632	$20,606	$18,365
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$9,590	$-	$5,839	$12,091	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$210,000	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$890	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Davidson	Dawson	Delta	Dewberry	Diablo	Dogwood	Dolittle

Cash Flows from Operating Activities:
Net income (loss)	$(11,081)	$(11,331)	$(46,587)	$(8,657)	$(16,006)	$2,247	$(12,027)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,818	7,235	9,435	5,225	7,141	6,632	8,443
Amortization	62	74	82	65	77	-	77
Credit loss expense (recovery)	-	-	12,525	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(397)	(12,225)	(2,140)	(1,995)	-	(1,000)
Deposits	(1,806)	(1,745)	-	(4,785)	(2,145)	(2,243)	(3,443)
Prepaid expenses	4,182	3,055	7,173	1,613	4,935	1,299	3,991
Due from (to) third party property managers	2,972	(6,088)	(2,686)	(7,298)	(6,978)	(9,121)	(6,276)
Increase (decrease) in liabilities
Accrued expenses	(1,892)	(2,620)	(8,542)	(510)	(1,800)	(1,771)	(1,491)
Tenant Deposits	1,806	1,745	-	4,785	2,145	2,243	3,443
Due to (from) related parties	554	10,542	44,606	11,902	322,112	5,545	(3,560)
Net cash provided by (used in) operating activities	615	469	3,782	201	307,486	4,830	(11,844)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	(302,083)	-	-
Net proceeds from the issuance of membership units	-	(100)	-	(800)	(100)	(1,400)	-
Distributions	(2,681)	(4,057)	(2,321)	(4,398)	(3,353)	(10,856)	(5,749)
Net cash provided by (used in) financing activities	(2,681)	(4,157)	(2,321)	(5,198)	(305,535)	(12,256)	(5,749)
Net change in cash	(2,065)	(3,688)	1,461	(4,997)	1,951	(7,426)	(17,592)
Cash at beginning of year	4,997	3,688	329	4,997	-	18,140	18,533
Cash at end of year	$2,931	$-	$1,789	$-	$1,951	$10,714	$941
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$5,758	$6,838	$8,870	$5,672	$8,133	$-	$8,121

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$-	$-	$103,950	$-	$-
Deemed contribution from Manager	$-	$-	$-	$4,556	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Dolly	Dops	Dorchester	Dunbar	Duncan	Eagle	Eastfair

Cash Flows from Operating Activities:
Net income (loss)	$(10,084)	$(3,450)	$(12,469)	$(24,390)	$-	$(771)	$(18,065)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	18,952	5,149	9,454	9,550	-	8,130	5,912
Amortization	-	-	-	-	-	115	75
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	(3,658)	(1,895)	-	-	-
Deposits	(6,390)	-	(2,195)	(2,996)	-	(1,995)	(3,590)
Prepaid expenses	2,078	895	2,615	459	-	3,823	3,217
Due from (to) third party property managers	(9,490)	(8,809)	(6,054)	(1,111)	-	494	5,315
Increase (decrease) in liabilities
Accrued expenses	(3,242)	2,754	4,718	(1,411)	(896)	(44)	(1,078)
Tenant Deposits	6,390	2,093	2,195	2,996	-	1,995	3,590
Due to (from) related parties	13,906	7,799	16,425	28,624	896	3,100	(3,262)
Net cash provided by (used in) operating activities	12,119	6,431	11,031	9,826	-	14,846	(7,886)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	(210,543)	-	-	-	-	-
Net proceeds from the issuance of membership units	(6,350)	221,871	(1,000)	(3,700)	-	-	(0)
Distributions	(17,389)	(8,422)	(11,622)	(8,120)	-	(8,529)	(5,169)
Net cash provided by (used in) financing activities	(23,739)	2,905	(12,622)	(11,820)	-	(8,529)	(5,169)
Net change in cash	(11,620)	9,336	(1,592)	(1,994)	-	6,317	(13,055)
Cash at beginning of year	23,914	-	10,872	2,823	-	2,681	16,361
Cash at end of year	$12,293	$9,336	$9,281	$829	$-	$8,998	$3,306
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$-	$-	$9,059	$7,012

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$205,000	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$(262)	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Eastwood	Elevation	Ella	Ellen	Elm	Emporia	Ensenada

Cash Flows from Operating Activities:
Net income (loss)	$(8,970)	$(30,726)	$(13,580)	$(12,011)	$(13,457)	$(25,546)	$(7,116)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	2,189	8,013	5,978	2,269	4,600	9,751	13,332
Amortization	-	68	1,820	-	52	86	123
Credit loss expense (recovery)	-	847	-	-	-	35,955	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(4,302)	-	-	(404)	-	(3,295)
Deposits	(2,295)	(3,990)	(1,795)	(2,693)	(1,495)	(2,495)	(3,295)
Prepaid expenses	245	5,782	469	350	4,328	8,110	4,123
Due from (to) third party property managers	(73)	(1,580)	(3,541)	(131)	532	(36,034)	(9,732)
Increase (decrease) in liabilities
Accrued expenses	3,485	(3,731)	6,885	6,710	(20)	(7,503)	(2,087)
Tenant Deposits	2,295	3,990	1,795	2,693	1,495	2,495	3,295
Due to (from) related parties	11,949	18,236	14,232	4,722	1,573	12,758	9,047
Net cash provided by (used in) operating activities	8,825	(7,393)	12,263	1,909	(2,797)	(2,423)	4,395
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(328,574)	-	(269,164)	(255,556)	-	-	-
Net proceeds from the issuance of membership units	346,808	-	283,279	274,662	-	(100)	(300)
Distributions	-	(3,268)	(10,117)	(2,675)	(3,366)	(4,728)	(9,710)
Net cash provided by (used in) financing activities	18,233	(3,268)	3,998	16,432	(3,366)	(4,828)	(10,010)
Net change in cash	27,058	(10,661)	16,261	18,340	(6,163)	(7,251)	(5,615)
Cash at beginning of year	-	11,215	-	-	7,318	7,584	24,616
Cash at end of year	$27,058	$554	$16,261	$18,340	$1,155	$333	$19,001
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$8,257	$5,844	$-	$4,393	$9,580	$15,313

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$318,280	$-	$260,000	$249,500	$-	$-	$-
Deemed contribution from Manager	$1,136	$4,496	$896	$1,391	$-	$-	$7,063

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Falcon	Felix	Fenwick	Fletcher	Folly	Forest	Foster

Cash Flows from Operating Activities:
Net income (loss)	$(1,362)	$(5,397)	$(7,121)	$(7,696)	$(16,113)	$(26,635)	$(4,850)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,143	3,185	4,120	1,608	10,253	9,646	4,307
Amortization	115	-	-	-	-	82	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	(3,146)	(2,495)	-
Deposits	(1,950)	(2,393)	(2,095)	(1,395)	(2,695)	(2,595)	(2,349)
Prepaid expenses	4,145	334	518	127	2,185	5,092	327
Due from (to) third party property managers	(73)	(6,432)	(5,591)	(3,674)	(6,804)	2,426	(6,960)
Increase (decrease) in liabilities
Accrued expenses	425	6,672	6,085	2,383	3,719	(1,512)	11,021
Tenant Deposits	1,950	2,393	2,095	1,395	2,695	2,595	2,349
Due to (from) related parties	1,767	6,074	10,956	8,269	22,108	14,071	13,482
Net cash provided by (used in) operating activities	13,161	4,436	8,967	1,016	12,202	675	17,327
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	(255,457)	(309,244)	(181,181)	-	-	(323,311)
Net proceeds from the issuance of membership units	(200)	273,851	328,106	199,773	-	(400)	344,939
Distributions	(8,114)	(6,215)	(7,455)	-	(10,874)	(4,544)	(9,332)
Net cash provided by (used in) financing activities	(8,314)	12,179	11,406	18,592	(10,874)	(4,944)	12,295
Net change in cash	4,846	16,615	20,374	19,609	1,328	(4,270)	29,623
Cash at beginning of year	8,945	-	-	-	8,390	5,242	-
Cash at end of year	$13,791	$16,615	$20,374	$19,609	$9,718	$972	$29,623
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,059	$-	$-	$-	$-	$10,604	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$248,000	$300,000	$176,000	$-	$-	$313,140
Deemed contribution from Manager	$-	$(296)	$388	$(354)	$-	$7,441	$1,704

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Franklin	Gardens	General	Goose	Grant	Greenhill	Gretal

Cash Flows from Operating Activities:
Net income (loss)	$(15,329)	$(7,059)	$(21,211)	$(730)	$(1,776)	$(10,844)	$(8,705)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	3,852	6,062	3,618	7,579	8,902	8,929	12,419
Amortization	-	59	-	109	90	82	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	4,304	-	-	-	-	-
Deposits	(2,095)	(1,869)	(2,495)	(1,950)	-	(3,119)	(2,395)
Prepaid expenses	523	4,238	467	3,839	6,229	6,317	1,639
Due from (to) third party property managers	(2,528)	(1,439)	2,403	(150)	(12,043)	(11,043)	(7,145)
Increase (decrease) in liabilities
Accrued expenses	8,266	(572)	7,757	(149)	(4,490)	(1,617)	5,677
Tenant Deposits	2,095	1,869	2,495	1,950	-	3,119	2,395
Due to (from) related parties	1,056	(990)	7,048	1,716	347	2,980	(186)
Net cash provided by (used in) operating activities	(4,159)	4,603	82	12,213	(2,741)	(5,197)	3,700
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(308,089)	-	(325,916)	-	-	-	-
Net proceeds from the issuance of membership units	327,859	(200)	346,088	(500)	-	(4,000)	-
Distributions	(3,194)	(5,403)	(4,120)	(9,163)	(6,960)	(6,878)	(17,786)
Net cash provided by (used in) financing activities	16,576	(5,603)	16,052	(9,663)	(6,960)	(10,878)	(17,786)
Net change in cash	12,417	(1,000)	16,134	2,550	(9,701)	(16,075)	(14,087)
Cash at beginning of year	-	3,979	-	9,998	16,831	17,898	35,493
Cash at end of year	$12,417	$2,979	$16,134	$12,548	$7,131	$1,823	$21,406
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$6,543	$-	$8,440	$10,126	$8,909	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$300,000	$-	$315,000	$-	$-	$-	$-
Deemed contribution from Manager	$1,536	$-	$970	$-	$5,067	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Grove	Hadden	Hansard	Hansel	Hargrave	Harrison	Henry

Cash Flows from Operating Activities:
Net income (loss)	$(5,583)	$2,311	$(449)	$(17,569)	$(5,926)	$(7,452)	$(22,302)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,803	6,007	7,644	11,127	2,141	12,574	11,823
Amortization	64	61	-	160	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	(3,767)	(2,205)
Deposits	(1,869)	(1,645)	(2,450)	(2,095)	-	(3,145)	(2,450)
Prepaid expenses	4,164	3,892	1,720	5,108	199	6,557	473
Due from (to) third party property managers	(5,478)	(9,978)	(6,369)	(6,238)	610	(8,695)	1,147
Increase (decrease) in liabilities
Accrued expenses	(3,504)	(1,011)	7,570	(320)	2,986	(2,337)	(7,598)
Tenant Deposits	1,869	1,645	2,450	2,095	-	3,145	2,450
Due to (from) related parties	3,254	1,804	12,110	1,613	452	15,024	13,550
Net cash provided by (used in) operating activities	1,719	3,087	22,226	(6,120)	461	11,904	(5,112)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	(312,087)	-	-	-	-
Net proceeds from the issuance of membership units	-	(1,000)	325,232	-	-	(1,100)	(4,250)
Distributions	(3,063)	(6,468)	(12,337)	(8,547)	-	(7,938)	(7,130)
Net cash provided by (used in) financing activities	(3,063)	(7,468)	808	(8,547)	-	(9,038)	(11,380)
Net change in cash	(1,344)	(4,381)	23,034	(14,667)	461	2,865	(16,492)
Cash at beginning of year	1,780	10,521	-	26,990	-	3,443	19,176
Cash at end of year	$436	$6,140	$23,034	$12,324	$461	$6,309	$2,683
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$7,546	$5,622	$-	$13,542	$-	$15,237	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$302,830	$-	$232,500	$-	$-
Deemed contribution from Manager	$-	$-	$1,926	$-	$1,843	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Heritage	Heron	Highland	Hines	Hobbes	Holcomb	Holland

Cash Flows from Operating Activities:
Net income (loss)	$(7,968)	$(7,367)	$4,590	$814	$(8,747)	$985	$(8,019)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,012	8,948	7,884	7,915	2,144	9,757	5,818
Amortization	76	75	-	-	-	-	62
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(199)	-	(632)	(1,595)	-	(1,800)	-
Deposits	(1,995)	(2,369)	(2,843)	(1,845)	-	(2,095)	(2,168)
Prepaid expenses	7,064	3,733	858	609	199	416	3,973
Due from (to) third party property managers	(2,340)	(10,902)	(6,333)	(4,794)	726	(222)	(5,536)
Increase (decrease) in liabilities
Accrued expenses	(2,149)	(2,354)	(2,106)	(1,005)	2,974	(3,946)	682
Tenant Deposits	1,995	2,369	2,843	1,845	-	2,095	2,168
Due to (from) related parties	11,969	12,153	310,976	5,738	6,529	18,656	3,929
Net cash provided by (used in) operating activities	15,465	4,286	315,237	7,682	3,824	23,845	909
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	(295,567)	-	(241,437)	-	-
Net proceeds from the issuance of membership units	-	(200)	(1,750)	(1,200)	259,827	(600)	(100)
Distributions	(3,873)	(4,317)	(9,690)	(9,744)	-	(12,268)	(2,931)
Net cash provided by (used in) financing activities	(3,873)	(4,517)	(307,008)	(10,944)	18,390	(12,868)	(3,031)
Net change in cash	11,591	(231)	8,230	(3,262)	22,214	10,977	(2,122)
Cash at beginning of year	12,257	561	-	10,080	-	19,039	2,472
Cash at end of year	$23,848	$330	$8,230	$6,818	$22,214	$30,016	$350
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,718	$12,004	$-	$-	$-	$-	$5,758

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$272,970	$-	$232,500	$-	$-
Deemed contribution from Manager	$-	$-	$-	$-	$2,001	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Hollandaise	Holloway	Inglewood	Irene	Jack	Jake	Jefferson

Cash Flows from Operating Activities:
Net income (loss)	$(4,459)	$(12,530)	$(1,144)	$(8,568)	$(18,048)	$(22,420)	$(2,609)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	10,056	9,344	18,738	1,608	12,754	16,186	6,925
Amortization	89	99	493	-	97	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(2,045)	(405)	-	-	(2,495)	(3,795)	-
Deposits	(2,295)	(3,119)	(3,645)	(1,395)	(2,995)	(2,895)	(2,595)
Prepaid expenses	5,965	4,030	4,930	211	8,004	2,027	2,426
Due from (to) third party property managers	(16,343)	(8,715)	(10,180)	568	(7,692)	(4,674)	(6,265)
Increase (decrease) in liabilities
Accrued expenses	(1,841)	(2,341)	(1,961)	2,628	(2,799)	(527)	6,853
Tenant Deposits	2,295	3,119	3,645	1,395	2,995	2,895	2,595
Due to (from) related parties	17,548	1,349	(8,418)	7,194	14,265	28,235	9,693
Net cash provided by (used in) operating activities	8,970	(9,170)	2,459	3,642	4,087	15,032	17,024
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	(181,181)	-	-	(282,587)
Net proceeds from the issuance of membership units	-	(100)	(2,200)	199,694	-	(8,700)	294,664
Distributions	(6,248)	(8,705)	(20,277)	-	(5,688)	(17,454)	(11,178)
Net cash provided by (used in) financing activities	(6,248)	(8,805)	(22,477)	18,513	(5,688)	(26,154)	899
Net change in cash	2,723	(17,975)	(20,018)	22,155	(1,601)	(11,122)	17,923
Cash at beginning of year	2,675	18,012	32,769	-	7,161	17,446	-
Cash at end of year	$5,398	$38	$12,751	$22,155	$5,559	$6,324	$17,923
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,298	$10,320	$493	$-	$12,769	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$-	$176,000	$-	$-	$273,760
Deemed contribution from Manager	$-	$10,439	$-	$376	$-	$-	$2,893

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Jill	Johnny	June	Jupiter	Kawana	Kennesaw	Kenny

Cash Flows from Operating Activities:
Net income (loss)	$(11,207)	$(9,958)	$(8,807)	$(4,143)	$(1,605)	$1,968	$(3,501)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	10,952	16,096	16,096	5,811	7,572	11,673	18,952
Amortization	-	492	492	60	73	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(3,805)	(4,503)	(3,295)	-	-	-	(3,095)
Deposits	(2,195)	(3,795)	(3,545)	(1,869)	(2,543)	(2,495)	(3,095)
Prepaid expenses	8,458	1,686	1,699	3,557	4,298	1,711	2,078
Due from (to) third party property managers	(6,709)	(10,266)	(9,784)	(7,006)	(7,036)	(3,106)	(9,234)
Increase (decrease) in liabilities
Accrued expenses	(1,546)	(1,879)	(2,538)	(975)	(1,578)	(4,324)	(2,915)
Tenant Deposits	2,195	3,795	3,545	1,869	2,543	2,495	3,095
Due to (from) related parties	16,528	27,722	33,940	3,991	5,899	16,683	12,981
Net cash provided by (used in) operating activities	12,672	19,389	27,802	1,295	7,622	24,605	15,266
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	(2,520)	(1,800)	(200)	(100)	(850)	(6,500)
Distributions	(8,580)	(17,941)	(18,608)	(3,151)	(5,839)	(13,115)	(17,404)
Net cash provided by (used in) financing activities	(8,580)	(20,461)	(20,408)	(3,351)	(5,939)	(13,965)	(23,904)
Net change in cash	4,092	(1,072)	7,394	(2,056)	1,684	10,640	(8,639)
Cash at beginning of year	648	34,856	5,677	6,229	836	17,930	24,406
Cash at end of year	$4,740	$33,784	$13,071	$4,172	$2,520	$28,570	$15,768
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$13,337	$15,288	$15,288	$6,523	$7,532	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	KerriAnn	Kessler	Kingsley	Kirkwood	Korin	Lallie	Lanier

Cash Flows from Operating Activities:
Net income (loss)	$(8,795)	$(9,168)	$(16,108)	$(5,558)	$(503)	$(40,670)	$(12,913)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,371	8,217	8,580	7,184	7,646	10,774	10,644
Amortization	88	-	97	71	-	105	91
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(1,595)	(440)	(1,595)	-	-	-
Deposits	(2,369)	(1,595)	(2,869)	(2,393)	(1,995)	-	(2,295)
Prepaid expenses	4,255	5,234	2,783	5,633	768	7,589	7,490
Due from (to) third party property managers	(4,919)	(4,796)	(7,326)	(4,669)	(5,790)	1,579	235
Increase (decrease) in liabilities
Accrued expenses	(4,981)	(1,722)	(2,554)	(1,866)	6,561	(2,237)	(1,999)
Tenant Deposits	2,369	1,595	2,869	2,393	1,995	-	2,295
Due to (from) related parties	4,418	8,500	4,252	5,697	13,267	23,122	(12,166)
Net cash provided by (used in) operating activities	(563)	4,670	(10,717)	4,897	21,948	262	(8,618)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	(286,463)	-	-
Net proceeds from the issuance of membership units	-	(2,500)	-	-	298,485	(600)	(100)
Distributions	(3,797)	(3,439)	(7,193)	(3,291)	(11,997)	(3,964)	(5,940)
Net cash provided by (used in) financing activities	(3,797)	(5,939)	(7,193)	(3,291)	25	(4,564)	(6,040)
Net change in cash	(4,361)	(1,269)	(17,910)	1,606	21,973	(4,301)	(14,657)
Cash at beginning of year	14,504	2,740	17,910	1,921	-	4,816	24,791
Cash at end of year	$10,143	$1,471	$-	$3,527	$21,973	$515	$10,134
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,310	$10,641	$10,040	$8,716	$-	$11,228	$12,626

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$-	$-	$278,865	$-	$-
Deemed contribution from Manager	$4,919	$-	$4,917	$-	$(939)	$4,115	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Lannister	Latte	Lennox	Lierly	Lily	Limestone	Litton

Cash Flows from Operating Activities:
Net income (loss)	$(5,207)	$1,112	$(12,583)	$2,712	$(10,132)	$(25,061)	$(6,999)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	6,054	10,022	5,956	5,864	14,986	8,046	8,826
Amortization	102	-	72	192	103	76	867
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	(1,167)	(155)	(1,881)	(4,390)
Deposits	(1,943)	(3,293)	(1,695)	(1,750)	(2,395)	(3,293)	(2,445)
Prepaid expenses	5,540	1,477	447	(101)	9,456	2,683	1,258
Due from (to) third party property managers	(4,094)	(9,945)	(3,560)	(831)	(7,687)	5,182	(6,564)
Increase (decrease) in liabilities
Accrued expenses	(2,757)	(490)	987	2,925	(4,761)	(5,252)	2,053
Tenant Deposits	1,943	3,293	1,695	1,750	2,395	3,293	2,445
Due to (from) related parties	572	7,195	(1,625)	(1,670)	(32,133)	7,969	12,579
Net cash provided by (used in) operating activities	210	9,371	(10,307)	7,925	(30,324)	(8,239)	7,630
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	(800)	(5,700)	-	-	(600)	(200)	(100)
Distributions	(2,845)	(12,417)	(6,780)	(8,416)	(5,531)	(4,524)	(9,420)
Net cash provided by (used in) financing activities	(3,645)	(18,117)	(6,780)	(8,416)	(6,131)	(4,724)	(9,520)
Net change in cash	(3,434)	(8,746)	(17,086)	(491)	(36,455)	(12,963)	(1,890)
Cash at beginning of year	4,232	17,864	21,323	21,568	41,852	14,859	10,902
Cash at end of year	$797	$9,117	$4,237	$21,077	$5,397	$1,897	$9,012
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$7,176	$-	$6,535	$5,407	$12,174	$8,504	$10,385

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$-	$-	$-	$5,715	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Longwoods	Lookout	Loretta	Louis	Louise	Lovejoy	Luna

Cash Flows from Operating Activities:
Net income (loss)	$(9,881)	$2,382	$(4,476)	$(5,396)	$(3,689)	$(15,596)	$(17,548)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	3,702	9,483	18,876	3,701	7,578	8,140	5,912
Amortization	-	-	-	-	71	76	75
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(1,895)	-	-	-	-	-
Deposits	(1,995)	(2,145)	(3,445)	(1,895)	(2,369)	(1,995)	(1,750)
Prepaid expenses	532	974	2,749	562	4,793	5,944	3,293
Due from (to) third party property managers	(3,958)	(5,827)	(8,996)	(6,847)	(6,765)	346	3,791
Increase (decrease) in liabilities
Accrued expenses	9,648	(583)	(3,281)	5,359	238	(5,391)	(1,724)
Tenant Deposits	1,995	2,145	3,445	1,895	2,369	1,995	1,750
Due to (from) related parties	8,603	1,819	10,990	9,854	(9,495)	7,535	(565)
Net cash provided by (used in) operating activities	8,645	6,353	15,861	7,232	(7,269)	1,053	(6,766)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(277,896)	-	-	(277,868)	-	-	-
Net proceeds from the issuance of membership units	296,948	(1,000)	(11,100)	299,924	-	-	-
Distributions	(6,106)	(11,209)	(17,825)	(6,159)	(7,146)	(5,515)	(5,834)
Net cash provided by (used in) financing activities	12,946	(12,209)	(28,925)	15,897	(7,146)	(5,515)	(5,834)
Net change in cash	21,591	(5,856)	(13,064)	23,129	(14,415)	(4,462)	(12,601)
Cash at beginning of year	-	15,181	23,875	-	22,275	5,439	15,413
Cash at end of year	$21,591	$9,326	$10,811	$23,129	$7,859	$977	$2,813
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$-	$8,033	$6,866	$7,013

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$270,000	$-	$-	$270,300	$-	$-	$-
Deemed contribution from Manager	$370	$-	$-	$106	$-	$-	$4,172

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Lurleen	Madison	Mae	Magnolia	Malbec	Mammoth	Marcelo

Cash Flows from Operating Activities:
Net income (loss)	$(15,526)	$(17,166)	$1,170	$(5,975)	$(12,772)	$(27,818)	$(1,801)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,329	5,655	9,728	8,308	8,776	9,371	7,822
Amortization	550	93	-	142	134	84	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	(1,907)	(140)	(50)	-	(3,390)
Deposits	(1,695)	(1,449)	(4,190)	(1,795)	(2,195)	(2,095)	(1,945)
Prepaid expenses	972	3,363	1,775	4,217	1,385	5,514	870
Due from (to) third party property managers	3,154	2,159	(12,854)	(1,984)	5,721	7,912	(4,994)
Increase (decrease) in liabilities
Accrued expenses	(8,912)	(2,366)	4,582	(1,760)	(108)	(2,984)	(1,722)
Tenant Deposits	1,695	1,449	4,190	1,795	2,195	2,095	1,945
Due to (from) related parties	106,276	5,846	7,522	21,941	654	4,324	9,992
Net cash provided by (used in) operating activities	95,843	(2,415)	10,017	24,749	3,740	(3,595)	6,777
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(223,902)	-	-	-	-	-	-
Net proceeds from the issuance of membership units	136,159	-	(10,100)	(100)	-	-	(100)
Distributions	(7,990)	(3,539)	(16,325)	(3,477)	(9,099)	(3,513)	(14,860)
Net cash provided by (used in) financing activities	(95,733)	(3,539)	(26,425)	(3,577)	(9,099)	(3,513)	(14,960)
Net change in cash	109	(5,954)	(16,408)	21,172	(5,358)	(7,108)	(8,183)
Cash at beginning of year	-	8,751	29,828	3,512	19,049	12,991	23,489
Cash at end of year	$109	$2,797	$13,420	$24,684	$13,690	$5,883	$15,306
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$8,279	$7,160	$-	$9,985	$9,781	$11,389	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$121,000	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$3,887	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Marie	Marietta	Marion	Marple	Martell	Mary	Matchingham

Cash Flows from Operating Activities:
Net income (loss)	$334	$(16,367)	$(14,649)	$(8,623)	$(19,607)	$(6,990)	$(7,090)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,062	8,289	3,963	2,412	3,572	3,732	5,825
Amortization	-	-	-	-	-	-	62
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(2,095)	-	-	-	-	-
Deposits	(2,745)	(2,095)	(1,795)	(2,093)	-	(2,095)	(1,795)
Prepaid expenses	1,865	3,129	1,169	222	563	481	1,851
Due from (to) third party property managers	(7,341)	382	(2,989)	(3,027)	1,276	(5,920)	(6,841)
Increase (decrease) in liabilities
Accrued expenses	8,326	(2,019)	7,641	5,260	4,256	7,434	(1,711)
Tenant Deposits	2,745	2,095	1,795	2,093	-	2,095	1,795
Due to (from) related parties	13,090	18,620	11,055	6,919	9,488	10,460	1,783
Net cash provided by (used in) operating activities	24,335	9,939	6,190	3,163	(452)	9,197	(6,121)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(328,885)	-	(262,733)	(181,129)	(268,166)	(280,055)	-
Net proceeds from the issuance of membership units	341,482	(3,000)	281,169	196,682	286,198	293,203	-
Distributions	(14,072)	(7,088)	(3,043)	(4,895)	(3,408)	(6,668)	(6,502)
Net cash provided by (used in) financing activities	(1,475)	(10,088)	15,393	10,658	14,624	6,480	(6,502)
Net change in cash	22,860	(150)	21,583	13,821	14,172	15,677	(12,623)
Cash at beginning of year	-	1,248	-	-	-	-	20,963
Cash at end of year	$22,860	$1,099	$21,583	$13,821	$14,172	$15,677	$8,340
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$10,077	$-	$-	$-	$-	$5,733

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$318,500	$-	$255,000	$176,000	$260,000	$271,280	$-
Deemed contribution from Manager	$3,438	$-	$2,316	$1,947	$-	$3,112	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	McGregor	McLovin	Meadow	Mimosa	Mojave	Murphy	Mycroft

Cash Flows from Operating Activities:
Net income (loss)	$3,610	$(12,407)	$(10,045)	$(3,570)	$(2,340)	$(8,400)	$(6,390)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,264	12,438	8,820	5,910	7,049	8,171	2,466
Amortization	-	117	79	672	133	77	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(1,895)	(2,995)	(1,770)	(847)	-	-	-
Deposits	(1,895)	(3,495)	-	(1,495)	(1,096)	(2,295)	(1,395)
Prepaid expenses	150	12,486	4,325	749	2,894	4,084	226
Due from (to) third party property managers	(5,471)	(8,910)	(8,019)	(7,669)	(725)	(9,006)	(3,995)
Increase (decrease) in liabilities
Accrued expenses	(1,061)	(6,513)	(2,426)	(8,472)	(2,373)	(1,999)	5,363
Tenant Deposits	1,895	3,495	-	1,495	1,596	2,295	1,395
Due to (from) related parties	9,759	3,232	9,916	246,956	7,277	2,602	7,143
Net cash provided by (used in) operating activities	13,355	(2,553)	880	233,729	12,416	(4,471)	4,813
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	(220,582)	-	-	(185,222)
Net proceeds from the issuance of membership units	(2,900)	(400)	(100)	(3,510)	(700)	(100)	200,772
Distributions	(12,117)	(9,007)	(4,453)	(7,195)	(6,539)	(7,832)	(4,996)
Net cash provided by (used in) financing activities	(15,017)	(9,407)	(4,553)	(231,287)	(7,239)	(7,932)	10,554
Net change in cash	(1,662)	(11,960)	(3,673)	2,442	5,177	(12,403)	15,368
Cash at beginning of year	11,409	16,279	4,686	-	5,449	20,675	-
Cash at end of year	$9,748	$4,318	$1,014	$2,442	$10,626	$8,272	$15,368
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$14,358	$8,406	$7,793	$6,971	$8,109	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$-	$124,700	$-	$-	$180,000
Deemed contribution from Manager	$-	$-	$4,033	$-	$-	$-	$252

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Nugget	Odessa	Olive	Oly	Onyx	Oscar	Osceola

Cash Flows from Operating Activities:
Net income (loss)	$(4,505)	$(37,338)	$(16,749)	$(11,890)	$(7,857)	$(18,889)	$(21,922)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	15,387	14,664	7,377	12,529	5,494	3,055	3,850
Amortization	-	119	67	117	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(2,795)	(2,795)	(179)	(5,690)	-	-	-
Deposits	(3,295)	(4,193)	(1,895)	(2,795)	(2,295)	-	(1,696)
Prepaid expenses	600	8,825	4,058	7,779	-	752	2,196
Due from (to) third party property managers	(8,428)	221	(1,622)	(7,787)	(2,183)	23,223	(35)
Increase (decrease) in liabilities
Accrued expenses	538	(7,121)	1,179	(5,150)	7,699	6,425	7,840
Tenant Deposits	3,295	4,193	1,895	2,795	2,295	-	1,696
Due to (from) related parties	20,763	21,729	2,264	10,866	(1,522)	14,438	7,736
Net cash provided by (used in) operating activities	21,561	(1,696)	(3,605)	775	1,630	29,004	(336)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	(335,162)	(257,612)	(289,059)
Net proceeds from the issuance of membership units	(5,200)	(100)	(600)	-	355,119	276,320	309,740
Distributions	(18,825)	(5,688)	(5,734)	(8,518)	(7,686)	(2,986)	(3,350)
Net cash provided by (used in) financing activities	(24,025)	(5,788)	(6,334)	(8,518)	12,270	15,722	17,331
Net change in cash	(2,465)	(7,485)	(9,939)	(7,743)	13,900	44,726	16,995
Cash at beginning of year	18,287	8,131	10,245	20,613	-	-	-
Cash at end of year	$15,822	$647	$306	$12,870	$13,900	$44,726	$16,995
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$14,631	$5,899	$14,385	$-	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$-	$-	$325,000	$250,000	$280,000
Deemed contribution from Manager	$-	$6,512	$6,103	$-	$467	$1,208	$7

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Osprey	Otoro	Palmer	Patrick	Peanut	Pearl	Pecan

Cash Flows from Operating Activities:
Net income (loss)	$(2,346)	$(53,334)	$(12,715)	$2,297	$(7,374)	$(28,816)	$2,304
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	10,980	10,984	3,822	6,614	5,929	14,997	5,725
Amortization	-	94	-	66	62	-	68
Credit loss expense (recovery)	-	8,385	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(8,385)	-	-	-	-	(1,600)
Deposits	(4,590)	-	-	(1,575)	(2,093)	(2,795)	(3,613)
Prepaid expenses	1,908	7,695	509	(59)	4,120	1,669	(68)
Due from (to) third party property managers	(11,792)	(13,776)	1,230	194	(8,249)	4,998	(940)
Increase (decrease) in liabilities
Accrued expenses	2,649	(5,430)	5,549	1,943	240	(1,637)	2,821
Tenant Deposits	4,590	-	-	1,575	2,093	2,795	3,613
Due to (from) related parties	7,169	58,457	7,986	(10,919)	4,748	24,550	(2,159)
Net cash provided by (used in) operating activities	8,567	4,690	6,380	137	(524)	15,761	6,151
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	(301,518)	-	-	-	-
Net proceeds from the issuance of membership units	-	(1,000)	320,984	-	(950)	(4,500)	-
Distributions	(11,687)	(4,091)	(3,472)	(5,315)	(4,028)	(21,500)	(8,446)
Net cash provided by (used in) financing activities	(11,687)	(5,091)	15,994	(5,315)	(4,978)	(26,000)	(8,446)
Net change in cash	(3,119)	(401)	22,375	(5,178)	(5,502)	(10,239)	(2,295)
Cash at beginning of year	15,951	2,223	-	14,028	5,669	34,369	21,146
Cash at end of year	$12,831	$1,822	$22,375	$8,850	$167	$24,130	$18,851
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$10,727	$-	$4,374	$8,433	$-	$4,557

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$293,000	$-	$-	$-	$-
Deemed contribution from Manager	$-	$-	$(263)	$-	$-	$16,791	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Peterson	Piedmont	Pinot	Pioneer	Plumtree	Point	Porthos

Cash Flows from Operating Activities:
Net income (loss)	$(9,482)	$(11,382)	$(4,365)	$(3,937)	$5,369	$(8,566)	$(6,600)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	1,552	10,526	8,859	16,234	5,535	10,500	3,456
Amortization	-	-	143	-	164	92	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(2,295)	-	-	-	(797)	-
Deposits	(1,595)	(2,295)	(2,195)	(3,445)	(3,000)	(2,295)	(2,295)
Prepaid expenses	239	7,678	2,139	791	(78)	8,562	948
Due from (to) third party property managers	1,809	(7,337)	2,850	(9,232)	(1,694)	(9,586)	(4,125)
Increase (decrease) in liabilities
Accrued expenses	2,811	(2,965)	(922)	1,401	2,005	(2,533)	11,717
Tenant Deposits	1,595	2,295	2,195	3,445	3,000	2,295	2,295
Due to (from) related parties	6,029	11,814	(3,066)	4,313	267	1,224	12,371
Net cash provided by (used in) operating activities	2,958	6,039	5,637	9,570	11,569	(1,103)	17,768
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(233,055)	-	-	-	-	-	(311,308)
Net proceeds from the issuance of membership units	251,214	(100)	(100)	(2,500)	-	(1,500)	330,000
Distributions	-	(5,928)	(9,166)	(15,647)	(10,228)	(6,330)	(8,220)
Net cash provided by (used in) financing activities	18,159	(6,028)	(9,266)	(18,147)	(10,228)	(7,830)	10,472
Net change in cash	21,117	11	(3,629)	(8,577)	1,340	(8,934)	28,240
Cash at beginning of year	-	3,075	20,217	16,528	22,430	17,871	-
Cash at end of year	$21,117	$3,086	$16,588	$7,950	$23,770	$8,937	$28,240
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$12,753	$9,889	$-	$3,226	$12,810	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$225,790	$-	$-	$-	$-	$-	$302,000
Deemed contribution from Manager	$2,471	$-	$-	$-	$-	$-	$2,033

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Quincy	Redondo	Regency	Reginald	Reynolds	Ribbonwalk	Richardson

Cash Flows from Operating Activities:
Net income (loss)	$(18,776)	$(17,407)	$(2,582)	$889	$5,495	$(7,085)	$(434)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	15,029	8,617	6,954	13,642	11,810	8,791	8,646
Amortization	492	919	687	493	-	81	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(4,156)	-	-	(2,695)	-	-	(3,990)
Deposits	(2,695)	(2,695)	(3,793)	(4,293)	(2,495)	(1,995)	(1,995)
Prepaid expenses	6,364	1,251	2,435	3,631	1,950	4,082	1,188
Due from (to) third party property managers	(7,283)	(8,413)	(6,577)	(4,750)	(2,325)	(12,780)	(5,040)
Increase (decrease) in liabilities
Accrued expenses	(1,969)	(2,961)	2,595	(6,364)	(5,107)	(3,677)	744
Tenant Deposits	2,695	2,695	3,793	4,293	2,495	1,995	1,995
Due to (from) related parties	21,264	24,691	131,761	19,621	20,812	7,796	15,566
Net cash provided by (used in) operating activities	10,964	6,696	135,274	24,466	32,635	(2,793)	16,680
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	(281,390)	-	-	-	-
Net proceeds from the issuance of membership units	(15,300)	(300)	164,047	(1,400)	(300)	-	(500)
Distributions	(16,191)	(6,765)	(8,949)	(13,048)	(15,238)	(4,026)	(13,634)
Net cash provided by (used in) financing activities	(31,491)	(7,065)	(126,292)	(14,448)	(15,538)	(4,026)	(14,134)
Net change in cash	(20,527)	(369)	8,982	10,018	17,097	(6,819)	2,546
Cash at beginning of year	27,074	1,721	-	2,299	17,087	7,106	16,699
Cash at end of year	$6,547	$1,352	$8,982	$12,317	$34,185	$287	$19,245
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$4,708	$11,352	$10,299	$493	$-	$8,761	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$151,250	$-	$-	$-	$-
Deemed contribution from Manager	$-	$-	$-	$-	$-	$4,402	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Richmond	Ridge	Ritter	River	Riverwalk	Rooney	Roseberry

Cash Flows from Operating Activities:
Net income (loss)	$(8,836)	$(8,753)	$(25,916)	$(9,266)	$4,364	$(7,410)	$(3,749)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	2,616	5,983	13,864	7,323	10,855	8,844	9,026
Amortization	-	72	-	68	-	90	78
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	(4,790)	(2,095)	(1,630)
Deposits	(2,695)	(2,543)	(3,500)	(2,993)	(4,790)	(2,095)	(3,443)
Prepaid expenses	347	2,284	1,545	2,414	1,140	5,308	1,224
Due from (to) third party property managers	2,076	(10,377)	(2,143)	(3,469)	(9,621)	(6,628)	(8,910)
Increase (decrease) in liabilities
Accrued expenses	3,798	(416)	(5,101)	(1,527)	(4,122)	(2,136)	(3,912)
Tenant Deposits	2,695	2,543	3,500	2,993	4,790	2,095	3,443
Due to (from) related parties	2,672	(841)	20,949	1,007	21,974	9,750	5,877
Net cash provided by (used in) operating activities	2,672	(12,048)	3,200	(3,449)	19,800	5,722	(1,996)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	(300)	(500)	(8,400)	(200)	(100)
Distributions	-	(4,576)	(11,609)	(8,131)	(11,738)	(4,685)	(6,872)
Net cash provided by (used in) financing activities	-	(4,576)	(11,909)	(8,631)	(20,138)	(4,885)	(6,972)
Net change in cash	2,672	(16,624)	(8,709)	(12,080)	(338)	837	(8,968)
Cash at beginning of year	-	17,882	14,795	21,045	12,003	3,150	11,158
Cash at end of year	$2,672	$1,258	$6,086	$8,965	$11,665	$3,987	$2,190
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$6,963	$-	$8,035	$-	$10,654	$9,848

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$379,880	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$2,682	$-	$-	$-	$-	$5,004	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Rosewood	Roxy	Saddlebred	Saint	Sajni	Salem	Salinas

Cash Flows from Operating Activities:
Net income (loss)	$(4,408)	$(7,974)	$(16,931)	$(3,584)	$(8,128)	$(6,758)	$(30,883)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,438	8,958	15,278	7,562	8,995	8,775	5,682
Amortization	72	80	108	78	-	137	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(785)	(1,995)	(8,243)	(3,990)	-	-	-
Deposits	(2,768)	(1,995)	(4,168)	(2,495)	(2,745)	(2,195)	(1,945)
Prepaid expenses	3,357	4,336	6,508	6,637	953	2,392	251
Due from (to) third party property managers	(7,098)	(6,210)	(8,882)	(5,730)	(7,579)	(2,529)	10,745
Increase (decrease) in liabilities
Accrued expenses	(873)	(1,542)	(3,925)	(10,477)	5,752	(38)	4,818
Tenant Deposits	2,768	1,995	4,168	2,495	2,745	2,195	1,945
Due to (from) related parties	5,978	9,856	9,716	12,012	5,929	376	16,769
Net cash provided by (used in) operating activities	3,682	5,511	(6,372)	2,509	5,922	2,353	7,382
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	(309,457)	-	(235,663)
Net proceeds from the issuance of membership units	-	(400)	-	-	323,100	-	251,086
Distributions	(3,260)	(3,727)	(5,341)	(7,243)	(12,607)	(8,253)	(8,425)
Net cash provided by (used in) financing activities	(3,260)	(4,127)	(5,341)	(7,243)	1,036	(8,253)	6,998
Net change in cash	422	1,383	(11,713)	(4,734)	6,958	(5,900)	14,381
Cash at beginning of year	1,800	2,685	21,247	26,429	-	16,872	-
Cash at end of year	$2,222	$4,069	$9,534	$21,695	$6,958	$10,972	$14,381
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,050	$10,554	$12,993	$8,293	$-	$9,967	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$-	$-	$300,000	$-	$230,000
Deemed contribution from Manager	$-	$-	$5,476	$-	$1,424	$-	$948

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Saturn	Scepter	Sequoyah	Shallowford	Shoreline	Sigma	Simon

Cash Flows from Operating Activities:
Net income (loss)	$(7,498)	$(7,993)	$(19,998)	$(10,785)	$(17,079)	$(8,282)	$(8,179)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,560	6,475	6,801	9,928	8,520	10,392	3,314
Amortization	60	72	672	-	96	92	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	(2,739)	-	(5,049)	-
Deposits	(1,806)	(1,795)	(1,795)	(2,545)	(2,295)	(2,869)	(2,095)
Prepaid expenses	3,057	3,924	1,155	7,108	2,482	6,850	470
Due from (to) third party property managers	(5,527)	(4,967)	(5,267)	(6,043)	(4,747)	(6,385)	(5,614)
Increase (decrease) in liabilities
Accrued expenses	249	(1,504)	2,723	(1,882)	(2,169)	(4,734)	8,259
Tenant Deposits	1,806	1,795	1,795	2,545	2,295	2,869	2,095
Due to (from) related parties	2,482	5,300	12,029	14,993	7,079	(7,603)	10,661
Net cash provided by (used in) operating activities	1,383	1,307	(1,884)	10,580	(5,819)	(14,719)	8,911
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	-	-	(298,435)
Net proceeds from the issuance of membership units	(600)	(1,100)	-	(300)	(100)	-	315,180
Distributions	(3,000)	(3,370)	(6,562)	(7,790)	(6,354)	(6,307)	(7,165)
Net cash provided by (used in) financing activities	(3,600)	(4,470)	(6,562)	(8,090)	(6,454)	(6,307)	9,580
Net change in cash	(2,217)	(3,163)	(8,447)	2,490	(12,274)	(21,025)	18,491
Cash at beginning of year	6,596	7,959	10,446	1,845	12,274	28,918	-
Cash at end of year	$4,379	$4,796	$2,000	$4,335	$-	$7,893	$18,491
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$6,523	$7,396	$8,048	$11,991	$9,896	$10,536	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$-	$-	$-	$-	$288,960
Deemed contribution from Manager	$4,071	$4,003	$-	$-	$7,286	$-	$2,221

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Sims	Soapstone	Sodalis	Spencer	Splash	Spring	Stonebriar

Cash Flows from Operating Activities:
Net income (loss)	$(9,127)	$2,740	$(2,900)	$(9,982)	$(3,603)	$1,566	$(7,129)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	3,749	6,000	7,959	8,313	5,955	6,803	5,574
Amortization	-	192	-	90	23	-	59
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Deposits	(2,768)	250	(2,000)	(2,349)	(1,550)	(1,695)	(2,790)
Prepaid expenses	478	(149)	823	3,750	(30)	940	3,101
Due from (to) third party property managers	(4,951)	(2,669)	(6,337)	(8,147)	(18)	(8,685)	(1,665)
Increase (decrease) in liabilities
Accrued expenses	5,368	1,832	148	(1,814)	2,618	3,268	(1,191)
Tenant Deposits	2,768	1,600	2,000	2,349	1,550	1,695	2,790
Due to (from) related parties	10,507	(4,121)	9,688	95	(83)	5,579	17,662
Net cash provided by (used in) operating activities	6,025	5,676	9,381	(7,693)	4,863	9,470	16,411
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(281,422)	-	-	-	-	-	-
Net proceeds from the issuance of membership units	299,872	-	(400)	-	-	(1,100)	-
Distributions	(6,491)	(7,201)	(9,406)	(8,296)	(8,498)	(10,620)	(2,840)
Net cash provided by (used in) financing activities	11,960	(7,201)	(9,806)	(8,296)	(8,498)	(11,720)	(2,840)
Net change in cash	17,985	(1,526)	(425)	(15,989)	(3,634)	(2,250)	13,571
Cash at beginning of year	-	18,435	6,342	16,586	17,449	11,480	1,421
Cash at end of year	$17,985	$16,910	$5,917	$597	$13,815	$9,230	$14,993
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$5,265	$-	$9,109	$4,882	$-	$6,443

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$272,900	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$1,053	$-	$-	$5,195	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Sugar	Summerset	Sundance	Sunnyside	Swift	Taylor	Terracotta

Cash Flows from Operating Activities:
Net income (loss)	$(12,832)	$(10,855)	$(16,355)	$3,012	$5,151	$(20,915)	$(9,329)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,559	7,528	10,207	5,572	10,575	7,368	7,573
Amortization	92	80	919	-	-	-	81
Credit loss expense (recovery)	-	-	-	-	-	(1,246)	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(5,475)	(4,390)	-	-	(1,445)	(2,095)
Deposits	(3,590)	(2,119)	(2,695)	(1,745)	(2,295)	(1,495)	(3,143)
Prepaid expenses	2,975	2,932	1,200	1,606	(133)	2,140	6,494
Due from (to) third party property managers	(7,668)	14,178	(14,931)	(4,148)	(2,287)	1,046	(6,562)
Increase (decrease) in liabilities
Accrued expenses	(926)	(2,110)	(6,286)	(1,259)	(4,057)	(2,035)	(3,135)
Tenant Deposits	3,590	2,119	2,695	1,745	2,295	1,495	3,143
Due to (from) related parties	(2,358)	(2,090)	33,912	11,339	26,639	18,076	6,556
Net cash provided by (used in) operating activities	(12,158)	4,187	4,276	16,123	35,887	2,989	(418)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	(228,153)	-	-	-
Net proceeds from the issuance of membership units	(200)	(100)	(200)	243,594	(500)	(100)	-
Distributions	(4,846)	(3,033)	(7,395)	(10,542)	(13,428)	(4,142)	(6,981)
Net cash provided by (used in) financing activities	(5,046)	(3,133)	(7,595)	4,899	(13,928)	(4,242)	(6,981)
Net change in cash	(17,205)	1,054	(3,319)	21,022	21,960	(1,253)	(7,399)
Cash at beginning of year	20,024	1,043	10,726	-	11,245	2,567	13,875
Cash at end of year	$2,820	$2,097	$7,408	$21,022	$33,205	$1,314	$6,476
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$10,060	$7,746	$11,352	$-	$-	$6,904	$8,706

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$-	$225,770	$-	$-	$-
Deemed contribution from Manager	$5,490	$4,742	$-	$(556)	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Theodore	Tulip	Tuscan	Tuscarora	Tuxford	Vernon	Walton

Cash Flows from Operating Activities:
Net income (loss)	$(11,999)	$(25,792)	$2,165	$(4,819)	$(10,409)	$(11,481)	$(22,948)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	3,289	8,726	8,879	8,417	7,203	9,650	8,246
Amortization	-	81	28	-	70	70	492
Credit loss expense (recovery)	-	10,769	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(6,285)	-	-	-	-	-
Deposits	(1,995)	(4,390)	(2,295)	(3,295)	(1,895)	(2,843)	(2,095)
Prepaid expenses	470	4,264	209	1,804	13,873	3,437	3,178
Due from (to) third party property managers	(138)	(15,644)	2,204	(13,419)	(8,658)	(6,371)	(5,502)
Increase (decrease) in liabilities
Accrued expenses	7,881	(2,757)	1,466	5,642	(6,617)	(1,610)	1,179
Tenant Deposits	1,995	4,390	2,295	3,295	1,895	2,843	2,095
Due to (from) related parties	7,144	31,015	(8,116)	17,492	8,371	5,745	30,553
Net cash provided by (used in) operating activities	6,646	4,377	6,835	15,117	3,833	(560)	15,198
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(296,211)	-	-	(344,307)	-	-	-
Net proceeds from the issuance of membership units	313,394	-	-	359,177	-	-	(2,100)
Distributions	(3,392)	(4,485)	(8,391)	(11,682)	(4,219)	(4,528)	(8,983)
Net cash provided by (used in) financing activities	13,791	(4,485)	(8,391)	3,188	(4,219)	(4,528)	(11,083)
Net change in cash	20,437	(107)	(1,556)	18,305	(386)	(5,088)	4,115
Cash at beginning of year	-	771	18,855	-	746	6,224	483
Cash at end of year	$20,437	$664	$17,299	$18,305	$360	$1,136	$4,598
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$10,621	$7,227	$-	$6,987	$7,117	$10,173

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$286,600	$-	$-	$335,990	$-	$-	$-
Deemed contribution from Manager	$1,966	$-	$-	$1,971	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Wave	Weldon	Wellington	Wentworth	Wescott	Westchester	Wildwood

Cash Flows from Operating Activities:
Net income (loss)	$(36,176)	$(2,942)	$(1,951)	$(3,600)	$(13,271)	$(18,598)	$(248)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,164	5,811	12,380	6,833	7,530	9,374	6,063
Amortization	81	59	-	123	116	91	98
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	(1,595)	(1,795)	-	(1,595)
Deposits	(2,744)	(2,168)	(2,395)	(3,190)	(4,985)	(3,119)	(1,845)
Prepaid expenses	5,408	2,915	1,347	3,257	4,848	4,057	5,461
Due from (to) third party property managers	6,698	(8,600)	(1,812)	2,744	1,074	(12,341)	(4,995)
Increase (decrease) in liabilities
Accrued expenses	(3,287)	(2,297)	(3,296)	(3,368)	(2,689)	(2,218)	(922)
Tenant Deposits	2,744	2,168	2,395	3,190	4,985	3,119	1,845
Due to (from) related parties	23,324	2,982	4,005	7,262	12,480	8,790	2,529
Net cash provided by (used in) operating activities	5,213	(2,071)	10,673	11,656	8,293	(10,845)	6,391
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	(3,500)	-	(500)	(100)	(100)	(100)	(1,600)
Distributions	(2,118)	(2,960)	(16,506)	(8,495)	(4,440)	(9,957)	(4,841)
Net cash provided by (used in) financing activities	(5,618)	(2,960)	(17,006)	(8,595)	(4,540)	(10,057)	(6,441)
Net change in cash	(405)	(5,031)	(6,333)	3,061	3,754	(20,902)	(49)
Cash at beginning of year	1,737	10,131	27,539	8,400	1,739	20,902	8,765
Cash at end of year	$1,332	$5,100	$21,206	$11,461	$5,493	$-	$8,715
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$8,761	$5,349	$-	$6,258	$8,291	$9,700	$6,148

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$-	$-	$-	$-	$5,640	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Willow	Wilson	Winchester	Windsor	Winston	Wisteria	Consolidated

Cash Flows from Operating Activities:
Net income (loss)	$1,696	$941	$(14,362)	$(5,720)	$(2,254)	$(9,454)	$(2,268,052)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,045	11,722	2,806	9,618	9,039	8,416	1,952,621
Amortization	-	-	-	101	-	77	22,081
Credit loss expense (recovery)	-	-	-	-	-	-	64,851
Loss on sale of property	-	-	-	-	-	-	39,763
(Increase) Decrease in assets
Other receivables	(1,695)	(2,195)	-	-	(2,859)	-	(242,524)
Deposits	(2,195)	(2,445)	(1,895)	(3,893)	(1,795)	(2,095)	(558,347)
Prepaid expenses	1,197	487	426	2,750	1,440	4,759	685,340
Due from (to) third party property managers	(5,132)	(6,966)	(1,861)	(10,262)	(12,011)	5,459	(1,060,267)
Increase (decrease) in liabilities
Accrued expenses	1,156	1,018	1,948	(2,249)	565	(2,993)	(46,831)
Tenant Deposits	2,195	2,445	1,895	3,893	1,795	2,095	562,789
Due to (from) related parties	15,793	15,724	15,091	1,457	12,765	(5,876)	2,987,705
Net cash provided by (used in) operating activities	21,060	20,732	4,048	(4,305)	6,685	388	2,139,129
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	256,827
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	256,827
Cash flows from financing activities
Repayments of amounts due to related party	-	-	(273,176)	-	-	-	(14,945,813)
Net proceeds from the issuance of membership units	(4,100)	(5,820)	292,056	(100)	(450)	(400)	14,634,904
Distributions	(12,169)	(16,460)	-	(10,069)	(14,867)	(4,597)	(1,875,741)
Net cash provided by (used in) financing activities	(16,269)	(22,280)	18,880	(10,169)	(15,317)	(4,997)	(2,186,651)
Net change in cash	4,791	(1,549)	22,928	(14,474)	(8,632)	(4,608)	209,305
Cash at beginning of year	965	18,254	-	19,324	20,935	15,575	2,322,195
Cash at end of year	$5,756	$16,705	$22,928	$4,851	$12,303	$10,967	$2,531,500
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$10,623	$-	$9,932	$1,198,358

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$265,000	$-	$-	$-	$15,151,585
Deemed contribution from Manager	$-	$-	$185	$4,416	$-	$-	$237,304

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Cash Flows from Operating Activities:
Net income (loss)	$(7,243)	$(25,972)	$(26,207)	$-	$-	$(12,044)	$(7,732)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	15,482	8,719	6,578	-	-	8,416	2,691
Amortization	-	-	-	-	-	75	68
(Increase) Decrease in assets
Accounts receivable	3,495	-	4,498	-	-	-	-
Prepaid expenses	-	(781)	-	-	-	(4,121)	(3,608)
Increase (decrease) in liabilities
Accrued expenses	15,432	11,020	18,180	-	-	4,851	4,629
Due to (from) related parties	50,119	54,395	36,350	-	-	24,630	15,403
Net cash provided by (used in) operating activities	77,285	47,381	39,398	-	-	21,807	11,451
Cash flows from financing activities
Repayments of amounts due to related party	(669,676)	(690,379)	(522,501)	-	-	(131,580)	(86,787)
Net proceeds from the issuance of membership units	646,249	670,066	508,153	-	-	121,685	77,271
Distributions	(18,981)	(11,611)	(12,698)	-	-	(5,190)	(1,912)
Net cash provided by (used in) financing activities	(42,408)	(31,923)	(27,046)	-	-	(15,085)	(11,428)
Net change in cash	34,876	15,458	12,352	-	-	6,722	24
Cash at beginning of period	-	-	-	-	-	122	-
Cash at end of period	$34,876	$15,458	$12,352	$-	$-	$6,844	$24

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$-	$-	$7,857	$9,714

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$619,296	$639,380	$482,364	$-	$-	$-	$60,871
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$-	$-	$-	$-	$136,500
Deemed contribution from Manager	$875	$425	$3,177	$-	$-	$2,898	$980

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Cash Flows from Operating Activities:
Net income (loss)	$(13,194)	$-	$(11,286)	$-	$790	$-	$(10,402)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	2,331	-	5,993	-	7,010	-	8,340
Amortization	-	-	63	-	83	-	86
(Increase) Decrease in assets
Accounts receivable	-	-	-	-	-	-	2,195
Prepaid expenses	(1,290)	-	(3,177)	-	(1,384)	-	(3,519)
Increase (decrease) in liabilities
Accrued expenses	3,707	-	4,358	-	4,212	-	5,856
Due to (from) related parties	22,414	-	22,360	-	2,802	-	19,794
Net cash provided by (used in) operating activities	13,968	-	18,311	-	13,514	-	22,350
Cash flows from financing activities
Repayments of amounts due to related party	(165,585)	-	(119,585)	-	-	-	(129,750)
Net proceeds from the issuance of membership units	153,793	-	106,573	-	(400)	-	125,963
Distributions	(2,079)	-	(4,164)	-	(7,635)	-	(5,465)
Net cash provided by (used in) financing activities	(13,871)	-	(17,177)	-	(8,035)	-	(9,252)
Net change in cash	97	-	1,134	-	5,479	-	13,098
Cash at beginning of period	-	-	-	-	10,370	-	-
Cash at end of period	$97	$-	$1,134	$-	$15,849	$-	$13,098

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$8,447	$-	$7,942	$-	$8,140	$-	$9,577

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$129,329	$-	$89,978	$-	$-	$-	$-
Mortgage payable, net of capitalized loan costs for acquisition of property	$127,500	$-	$203,000	$-	$-	$-	$-
Deemed contribution from Manager	$2,242	$-	$1,452	$-	$1,170	$-	$1,445

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Cash Flows from Operating Activities:
Net income (loss)	$(11,709)	$(933)	$735	$(7,831)	$(2,347)	$-	$(14,524)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,777	5,562	7,050	3,254	5,771	-	5,035
Amortization	-	69	80	-	62	-	-
(Increase) Decrease in assets
Accounts receivable	2,895	-	-	60	-	-	-
Prepaid expenses	(3,273)	(1,142)	(1,576)	(689)	(3,281)	-	(1,353)
Increase (decrease) in liabilities
Accrued expenses	14,188	2,979	2,059	5,992	4,738	-	9,636
Due to (from) related parties	37,136	2,673	20,439	21,739	21,467	-	43,657
Net cash provided by (used in) operating activities	47,013	9,207	28,787	22,525	26,410	-	42,451
Cash flows from financing activities
Repayments of amounts due to related party	(615,172)	-	(111,350)	(272,035)	(106,433)	-	(498,960)
Net proceeds from the issuance of membership units	602,898	(1,000)	104,740	268,512	103,855	-	465,038
Distributions	(15,008)	(6,475)	(6,768)	(4,656)	(4,434)	-	(8,058)
Net cash provided by (used in) financing activities	(27,282)	(7,475)	(13,378)	(8,179)	(7,012)	-	(41,980)
Net change in cash	19,732	1,732	15,408	14,346	19,399	-	471
Cash at beginning of period	-	7,938	3,337	-	-	-	-
Cash at end of period	$19,732	$9,670	$18,745	$14,346	$19,399	$-	$471

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$5,306	$7,746	$-	$7,669	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$582,719	$-	$-	$249,938	$86,138	$-	$443,084
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$-	$-	$196,000	$-	$-
Deemed contribution from Manager	$(2,075)	$1,170	$1,445	$425	$1,798	$-	$3,837

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Cash Flows from Operating Activities:
Net income (loss)	$-	$-	$(4,859)	$(15,332)	$1,052	$(15,293)	$(10,748)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	-	-	2,330	3,336	-	2,961	3,634
Amortization	-	-	-	-	-	7	87
(Increase) Decrease in assets
Accounts receivable	-	-	2,765	-	4,190	2,693	319
Prepaid expenses	-	-	(609)	(746)	(709)	(2,009)	(1,930)
Increase (decrease) in liabilities
Accrued expenses	-	-	6,230	10,407	2,810	8,999	2,532
Due to (from) related parties	-	-	19,853	20,195	12,440	35,893	8,812
Net cash provided by (used in) operating activities	-	-	25,710	17,861	19,783	33,250	2,706
Cash flows from financing activities
Repayments of amounts due to related party	-	-	(278,125)	(366,521)	(182,563)	(352,203)	-
Net proceeds from the issuance of membership units	-	-	282,987	361,585	171,485	351,796	-
Distributions	-	-	(3,058)	(6,263)	-	(4,941)	-
Net cash provided by (used in) financing activities	-	-	1,805	(11,200)	(11,078)	(5,348)	-
Net change in cash	-	-	27,514	6,661	8,705	27,902	2,706
Cash at beginning of period	-	-	-	-	-	-	-
Cash at end of period	$-	$-	$27,514	$6,661	$8,705	$27,902	$2,706

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$-	$9,415	$493	$8,989

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$256,307	$337,652	$147,405	$325,717	$70,919
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$-	$-	$145,000	$-	$157,500
Deemed contribution from Manager	$-	$-	$455	$425	$425	$3,132	$425

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Campbell

Cash Flows from Operating Activities:
Net income (loss)	$-	$(2,285)	$(13,342)	$(15,187)	$-	$(3,679)	$(22,596)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	-	-	8,916	10,379	-	3,037	3,554
Amortization	-	-	-	91	-	-	-
(Increase) Decrease in assets
Accounts receivable	-	-	3,395	-	-	-	-
Prepaid expenses	-	(480)	(4,442)	(2,501)	-	(348)	-
Increase (decrease) in liabilities
Accrued expenses	-	8,467	13,447	7,053	-	5,411	3,346
Due to (from) related parties	-	5,807	58,320	24,054	-	21,724	16,148
Net cash provided by (used in) operating activities	-	11,509	66,294	23,889	-	26,145	451
Cash flows from financing activities
Repayments of amounts due to related party	-	(106,019)	(705,121)	(141,040)	-	(288,776)	-
Net proceeds from the issuance of membership units	-	104,628	673,521	137,859	-	287,061	-
Distributions	-	-	(16,980)	(8,376)	-	(5,896)	-
Net cash provided by (used in) financing activities	-	(1,391)	(48,580)	(11,556)	-	(7,611)	-
Net change in cash	-	10,118	17,715	12,333	-	18,534	451
Cash at beginning of period	-	-	-	-	-	-	-
Cash at end of period	$-	$10,118	$17,715	$12,333	$-	$18,534	$451

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$5,389	$-	$10,260	$-	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$83,594	$653,831	$-	$-	$267,245	$312,740
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$83,000	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$425	$(3,075)	$1,920	$-	$2,765	$3,161

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Cawley	Centennial	Chaparral	Chattahoochee	Chelsea	Chester	Chickamauga

Cash Flows from Operating Activities:
Net income (loss)	$-	$(4,253)	$(2,619)	$(54,559)	$(10,553)	$(9,349)	$2,624
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	-	7,835	5,399	3,840	6,351	2,547	-
Amortization	-	88	158	-	66	-	-
(Increase) Decrease in assets
Accounts receivable	-	-	-	-	-	2,268	4,590
Prepaid expenses	-	(2,201)	331	-	(5,973)	(4,850)	(1,073)
Increase (decrease) in liabilities
Accrued expenses	-	5,028	4,243	878	7,592	5,438	1,489
Due to (from) related parties	-	4,074	5,023	49,841	26,929	35,339	(7,630)
Net cash provided by (used in) operating activities	-	10,570	12,534	-	24,411	31,394	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	(133,395)	(246,659)	-
Net proceeds from the issuance of membership units	-	-	-	-	116,417	220,731	-
Distributions	-	(7,098)	(9,117)	-	(4,951)	(1,242)	-
Net cash provided by (used in) financing activities	-	(7,098)	(9,117)	-	(21,929)	(27,170)	-
Net change in cash	-	3,472	3,417	-	2,482	4,224	-
Cash at beginning of period	-	9,856	13,754	-	-	-	-
Cash at end of period	$-	$13,328	$17,171	$-	$2,482	$4,224	$-

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$8,876	$4,353	$-	$8,429	$12,323	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$93,190	$-	$94,990	$187,215	$375,173
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$104,310	$-	$215,492	$186,000	$-
Deemed contribution from Manager	$-	$1,170	$1,170	$3,382	$1,719	$525	$425

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Chinook	Chitwood	Clover	Coatbridge	Collier	Collinston	Conway

Cash Flows from Operating Activities:
Net income (loss)	$-	$(10,125)	$(4,811)	$836	$(14,541)	$(18,852)	$(27,664)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	-	4,379	3,664	7,460	4,066	5,811	6,276
Amortization	-	-	-	84	-	59	7
(Increase) Decrease in assets
Accounts receivable	-	4,590	-	619	4,390	-	-
Prepaid expenses	-	-	(642)	(2,608)	(734)	(1,659)	(1,469)
Increase (decrease) in liabilities
Accrued expenses	-	12,835	7,188	1,788	6,288	2,359	10,975
Due to (from) related parties	-	16,776	29,269	19,354	22,453	22,178	65,825
Net cash provided by (used in) operating activities	-	28,455	34,668	27,532	21,922	9,897	53,949
Cash flows from financing activities
Repayments of amounts due to related party	-	(418,283)	(358,769)	(117,610)	(387,468)	(92,180)	(744,592)
Net proceeds from the issuance of membership units	-	408,046	352,274	111,730	378,495	86,939	723,075
Distributions	-	(7,511)	(7,245)	(6,812)	(7,383)	(3,492)	(14,081)
Net cash provided by (used in) financing activities	-	(17,748)	(13,739)	(12,692)	(16,355)	(8,733)	(35,598)
Net change in cash	-	10,706	20,929	14,840	5,567	1,164	18,351
Cash at beginning of period	-	-	-	1,460	-	-	-
Cash at end of period	$-	$10,706	$20,929	$16,300	$5,567	$1,164	$18,351

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$8,878	$-	$5,349	$493

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$385,375	$322,413	$-	$357,769	$-	$690,327
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$834	$425	$1,445	$425	$2,741	$425

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Cove	Creekside	Creekwood	Cumberland	Cupcake	Cypress	Daisy

Cash Flows from Operating Activities:
Net income (loss)	$-	$(3,081)	$(5,628)	$(3,013)	$681	$(11,511)	$(4,992)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	-	3,567	2,645	2,706	6,614	3,344	3,448
Amortization	-	-	-	-	122	-	-
(Increase) Decrease in assets
Accounts receivable	-	1,895	1,616	1,695	-	55	1,695
Prepaid expenses	-	(616)	(4,153)	(1,291)	(2,222)	(5,804)	(788)
Increase (decrease) in liabilities
Accrued expenses	-	7,310	4,918	6,300	6,046	6,133	5,130
Due to (from) related parties	-	21,078	20,724	20,219	2,777	34,780	20,996
Net cash provided by (used in) operating activities	-	30,152	20,121	26,615	14,018	26,997	25,490
Cash flows from financing activities
Repayments of amounts due to related party	-	(338,629)	(191,650)	(322,286)	-	(241,687)	(328,211)
Net proceeds from the issuance of membership units	-	334,142	172,529	319,531	(1,000)	218,631	325,660
Distributions	-	(6,872)	(971)	(5,870)	(9,090)	(2,954)	(5,983)
Net cash provided by (used in) financing activities	-	(11,359)	(20,092)	(8,625)	(10,090)	(26,010)	(8,534)
Net change in cash	-	18,793	29	17,990	3,928	987	16,955
Cash at beginning of period	-	-	-	-	6,540	-	-
Cash at end of period	$-	$18,793	$29	$17,990	$10,468	$987	$16,955

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$9,590	$-	$5,839	$12,091	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$313,287	$146,073	$297,662	$-	$184,442	$303,453
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$144,750	$-	$-	$182,500	$-
Deemed contribution from Manager	$-	$425	$2,244	$3,087	$1,170	$575	$425

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Davidson	Dawson	Delta	Dewberry	Diablo	Dogwood	Dolittle

Cash Flows from Operating Activities:
Net income (loss)	$(14,747)	$(13,483)	$(21,476)	$(1,454)	$(28,142)	$(2,810)	$(5,160)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,818	6,648	7,747	5,225	7,141	2,750	8,443
Amortization	62	74	75	65	77	-	77
(Increase) Decrease in assets
Accounts receivable	-	397	12,225	2,140	1,995	-	1,000
Prepaid expenses	(1,996)	(695)	(4,388)	(1,184)	(3,156)	(657)	(2,122)
Increase (decrease) in liabilities
Accrued expenses	4,124	4,832	10,237	2,761	6,282	5,606	5,423
Due to (from) related parties	19,503	12,517	5,948	(1,981)	18,294	21,685	21,737
Net cash provided by (used in) operating activities	12,764	10,289	10,368	5,573	2,491	26,576	29,397
Cash flows from financing activities
Repayments of amounts due to related party	(81,750)	(98,950)	(126,270)	-	(105,670)	(261,812)	(117,160)
Net proceeds from the issuance of membership units	77,126	93,203	122,469	-	108,210	258,129	112,713
Distributions	(3,143)	(5,706)	(6,238)	(6,193)	(5,031)	(4,752)	(6,417)
Net cash provided by (used in) financing activities	(7,767)	(11,454)	(10,039)	(6,193)	(2,491)	(8,436)	(10,864)
Net change in cash	4,997	(1,164)	329	(620)	0	18,140	18,533
Cash at beginning of period	-	4,852	-	5,617	-	-	-
Cash at end of period	$4,997	$3,688	$329	$4,997	$-	$18,140	$18,533

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$5,758	$6,838	$8,870	$5,672	$8,133	$-	$8,121

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$116,854	$-	$-	$242,125	$-
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$226,800	$-	$-	$-	$-
Deemed contribution from Manager	$1,920	$1,445	$5,363	$1,170	$1,920	$425	$1,920

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Dolly	Dops	Dorchester	Dunbar	Duncan	Eagle	Eastfair

Cash Flows from Operating Activities:
Net income (loss)	$(24,160)	$(1,325)	$(14,641)	$(19,079)	$(43,501)	$(455)	$1,633
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,895	-	3,939	4,430	3,689	1,854	5,912
Amortization	-	-	-	-	-	38	75
(Increase) Decrease in assets
Accounts receivable	-	-	3,658	1,895	-	-	-
Prepaid expenses	(1,173)	(449)	(1,187)	(409)	-	(1,837)	(731)
Increase (decrease) in liabilities
Accrued expenses	10,473	1,468	8,317	6,131	896	3,989	3,515
Due to (from) related parties	60,554	305	22,491	24,565	43,509	22,377	2,570
Net cash provided by (used in) operating activities	53,588	-	22,577	17,532	4,592	25,966	12,973
Cash flows from financing activities
Repayments of amounts due to related party	(750,415)	-	(376,315)	(351,537)	-	(186,649)	-
Net proceeds from the issuance of membership units	733,443	-	371,042	342,781	-	165,218	(1,300)
Distributions	(12,702)	-	(6,432)	(5,953)	-	(1,854)	(6,147)
Net cash provided by (used in) financing activities	(29,674)	-	(11,705)	(14,709)	-	(23,285)	(7,447)
Net change in cash	23,914	-	10,872	2,823	4,592	2,681	5,526
Cash at beginning of period	-	-	-	-	-	-	10,835
Cash at end of period	$23,914	$-	$10,872	$2,823	$4,592	$2,681	$16,361

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$-	$-	$9,059	$7,012

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$694,829	$205,730	$346,640	$324,859	$-	$136,871	$-
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$-	$-	$-	$135,000	$-
Deemed contribution from Manager	$425	$425	$425	$725	$3,211	$1,296	$1,170

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Eastwood	Elevation	Ella	Ellen	Elm	Emporia	Ensenada

Cash Flows from Operating Activities:
Net income (loss)	$-	$(1,292)	$-	$-	$(3,855)	$(15,012)	$(11,711)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	-	7,313	-	-	4,600	7,970	13,332
Amortization	-	68	-	-	52	79	123
(Increase) Decrease in assets
Accounts receivable	-	4,302	-	-	404	-	3,295
Prepaid expenses	-	(4,086)	-	-	(2,014)	(6,099)	(1,949)
Increase (decrease) in liabilities
Accrued expenses	-	5,969	-	-	2,011	10,433	6,093
Due to (from) related parties	-	11,933	-	-	13,522	27,858	32,208
Net cash provided by (used in) operating activities	-	24,207	-	-	14,721	25,229	41,392
Cash flows from financing activities
Repayments of amounts due to related party	-	(114,290)	-	-	(72,810)	(139,789)	(205,020)
Net proceeds from the issuance of membership units	-	106,933	-	-	69,199	128,705	198,433
Distributions	-	(6,411)	-	-	(4,269)	(6,561)	(10,189)
Net cash provided by (used in) financing activities	-	(13,768)	-	-	(7,880)	(17,645)	(16,776)
Net change in cash	-	10,439	-	-	6,841	7,584	24,616
Cash at beginning of period	-	776	-	-	477	-	-
Cash at end of period	$-	$11,215	$-	$-	$7,318	$7,584	$24,616

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$8,257	$5,844	$-	$4,393	$9,580	$15,313

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$-	$-	$-	$109,415	$-
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$-	$-	$-	$245,000	$-
Deemed contribution from Manager	$-	$1,445	$-	$-	$1,445	$6,491	$1,455

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Falcon	Felix	Fenwick	Fletcher	Folly	Forest	Foster

Cash Flows from Operating Activities:
Net income (loss)	$(1,173)	$-	$-	$-	$(6,624)	$(12,310)	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	1,237	-	-	-	3,705	9,646	-
Amortization	29	-	-	-	-	82	-
(Increase) Decrease in assets
Accounts receivable	-	-	-	-	3,146	2,495	-
Prepaid expenses	(2,064)	-	-	-	(968)	(1,369)	-
Increase (decrease) in liabilities
Accrued expenses	4,322	-	-	-	7,057	2,847	-
Due to (from) related parties	21,891	-	-	-	13,825	18,168	-
Net cash provided by (used in) operating activities	24,241	-	-	-	20,141	19,558	-
Cash flows from financing activities
Repayments of amounts due to related party	(177,618)	-	-	-	(340,619)	(147,400)	-
Net proceeds from the issuance of membership units	163,983	-	-	-	334,672	141,388	-
Distributions	(1,662)	-	-	-	(5,803)	(8,304)	-
Net cash provided by (used in) financing activities	(15,296)	-	-	-	(11,751)	(14,316)	-
Net change in cash	8,945	-	-	-	8,390	5,242	-
Cash at beginning of period	-	-	-	-	-	-	-
Cash at end of period	$8,945	$-	$-	$-	$8,390	$5,242	$-

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,059	$-	$-	$-	$-	$10,604	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$137,106	$-	$-	$-	$313,570	$-	$-
Mortgage payable, net of capitalized loan costs for acquisition of property	$135,000	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$425	$-	$-	$-	$425	$1,445	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Franklin	Gardens	General	Goose	Grant	Greenhill	Gretal

Cash Flows from Operating Activities:
Net income (loss)	$-	$(6,137)	$-	$(1,598)	$(13,357)	$(2,607)	$(9,625)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	-	4,042	-	1,727	8,902	7,514	2,061
Amortization	-	44	-	36	90	75	-
(Increase) Decrease in assets
Accounts receivable	-	-	-	-	-	-	-
Prepaid expenses	-	(2,348)	-	(1,726)	(3,703)	(3,984)	(1,000)
Increase (decrease) in liabilities
Accrued expenses	-	3,285	-	4,002	7,444	4,841	1,828
Due to (from) related parties	-	12,531	-	20,538	26,050	24,499	40,871
Net cash provided by (used in) operating activities	-	11,418	-	22,980	25,426	30,338	34,135
Cash flows from financing activities
Repayments of amounts due to related party	-	(103,457)	-	(165,331)	(139,500)	(124,400)	(482,505)
Net proceeds from the issuance of membership units	-	99,841	-	154,254	138,704	118,705	483,863
Distributions	-	(3,823)	-	(1,905)	(7,799)	(6,744)	-
Net cash provided by (used in) financing activities	-	(7,439)	-	(12,982)	(8,595)	(12,440)	1,358
Net change in cash	-	3,979	-	9,998	16,831	17,898	35,493
Cash at beginning of period	-	-	-	-	-	-	-
Cash at end of period	$-	$3,979	$-	$9,998	$16,831	$17,898	$35,493

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$6,543	$-	$8,440	$10,126	$8,909	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$85,783	$-	$127,579	$-	$101,074	$453,805
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$136,500	$-	$125,750	$-	$227,784	$-
Deemed contribution from Manager	$-	$605	$-	$1,250	$1,620	$3,799	$3,830

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Grove	Hadden	Hansard	Hansel	Hargrave	Harrison	Henry

Cash Flows from Operating Activities:
Net income (loss)	$(9,824)	$(8,703)	$(1,325)	$(15,429)	$-	$(11,330)	$(16,664)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,219	5,090	-	2,782	-	4,215	4,926
Amortization	48	56	-	53	-	-	-
(Increase) Decrease in assets
Accounts receivable	-	-	-	-	-	3,767	2,205
Prepaid expenses	(2,657)	(2,033)	(1,301)	(2,355)	-	(4,485)	-
Increase (decrease) in liabilities
Accrued expenses	5,554	3,990	1,325	3,925	-	7,072	10,560
Due to (from) related parties	6,570	17,131	1,301	33,856	-	37,245	34,510
Net cash provided by (used in) operating activities	4,910	15,531	-	22,832	-	36,484	35,537
Cash flows from financing activities
Repayments of amounts due to related party	(87,612)	(95,579)	-	(231,852)	-	(297,890)	(447,535)
Net proceeds from the issuance of membership units	86,767	95,215	-	238,147	-	268,825	439,738
Distributions	(2,285)	(4,646)	-	(2,137)	-	(3,976)	(8,564)
Net cash provided by (used in) financing activities	(3,130)	(5,011)	-	4,158	-	(33,041)	(16,361)
Net change in cash	1,780	10,521	-	26,990	-	3,443	19,176
Cash at beginning of period	-	-	-	-	-	-	-
Cash at end of period	$1,780	$10,521	$-	$26,990	$-	$3,443	$19,176

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$7,546	$5,622	$-	$13,542	$-	$15,237	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$69,939	$78,447	$305,035	$205,999	$-	$231,265	$433,516
Mortgage payable, net of capitalized loan costs for acquisition of property	$157,500	$143,500	$-	$201,995	$-	$230,000	$-
Deemed contribution from Manager	$1,326	$2,640	$425	$1,716	$-	$1,177	$3,421

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Heritage	Heron	Highland	Hines	Hobbes	Holcomb	Holland

Cash Flows from Operating Activities:
Net income (loss)	$(17,352)	$(7,302)	$(11,292)	$(8,957)	$-	$(13,187)	$(17,473)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,173	5,131	3,285	3,510	-	4,874	5,818
Amortization	50	50	-	-	-	-	62
(Increase) Decrease in assets
Accounts receivable	199	-	632	1,595	-	1,800	-
Prepaid expenses	(4,153)	(1,710)	(618)	(340)	-	(445)	(1,870)
Increase (decrease) in liabilities
Accrued expenses	4,484	5,684	10,035	5,956	-	9,180	1,360
Due to (from) related parties	38,091	21,716	25,358	18,906	-	28,092	23,992
Net cash provided by (used in) operating activities	26,492	23,570	27,400	20,670	-	30,315	11,890
Cash flows from financing activities
Repayments of amounts due to related party	(116,762)	(127,527)	(320,849)	(279,041)	-	(383,110)	(92,470)
Net proceeds from the issuance of membership units	105,184	107,381	299,283	273,784	-	378,385	85,518
Distributions	(2,656)	(2,863)	(5,834)	(5,334)	-	(6,551)	(3,577)
Net cash provided by (used in) financing activities	(14,235)	(23,008)	(27,400)	(10,590)	-	(11,276)	(10,528)
Net change in cash	12,257	561	(0)	10,080	-	19,039	1,362
Cash at beginning of period	-	-	-	-	-	-	1,110
Cash at end of period	$12,257	$561	$-	$10,080	$-	$19,039	$2,472

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,718	$12,004	$-	$-	$-	$-	$5,758

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$90,356	$88,287	$289,081	$257,400	$-	$357,651	$-
Mortgage payable, net of capitalized loan costs for acquisition of property	$203,000	$200,900	$-	$-	$-	$-	$-
Deemed contribution from Manager	$3,552	$963	$625	$425	$-	$425	$5,481

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Hollandaise	Holloway	Inglewood	Irene	Jack	Jake	Jefferson

Cash Flows from Operating Activities:
Net income (loss)	$(19,080)	$385	$(31,800)	$-	$(9,221)	$(17,141)	$(1,325)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,542	9,344	6,223	-	7,636	8,093	-
Amortization	74	99	7	-	73	-	-
(Increase) Decrease in assets
Accounts receivable	2,045	405	-	-	2,495	3,795	-
Prepaid expenses	(3,942)	(2,015)	(3,254)	-	(5,724)	(882)	(1,262)
Increase (decrease) in liabilities
Accrued expenses	4,656	5,594	12,027	-	5,418	12,359	1,324
Due to (from) related parties	15,056	3,214	71,699	-	39,361	37,363	1,262
Net cash provided by (used in) operating activities	6,351	17,025	54,902	-	40,038	43,588	-
Cash flows from financing activities
Repayments of amounts due to related party	(139,282)	-	(738,138)	-	(183,404)	(640,306)	-
Net proceeds from the issuance of membership units	140,374	-	722,252	-	155,481	624,982	-
Distributions	(4,768)	(10,045)	(6,248)	-	(4,954)	(10,818)	-
Net cash provided by (used in) financing activities	(3,676)	(10,045)	(22,133)	-	(32,877)	(26,142)	-
Net change in cash	2,675	6,980	32,769	-	7,161	17,446	-
Cash at beginning of period	-	11,032	-	-	-	-	-
Cash at end of period	$2,675	$18,012	$32,769	$-	$7,161	$17,446	$-

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,298	$10,320	$493	$-	$12,769	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$113,236	$-	$684,581	$-	$128,290	$593,485	$276,196
Mortgage payable, net of capitalized loan costs for acquisition of property	$255,500	$-	$-	$-	$289,629	$-	$-
Deemed contribution from Manager	$9,106	$1,170	$425	$-	$1,931	$425	$425

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Jill	Johnny	June	Jupiter	Kawana	Kennesaw	Kenny

Cash Flows from Operating Activities:
Net income (loss)	$(8,485)	$(35,466)	$(33,123)	$(13,383)	$(9,206)	$(15,390)	$(20,377)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	3,692	6,704	6,704	5,811	5,679	4,864	7,895
Amortization	-	8	8	60	61	-	-
(Increase) Decrease in assets
Accounts receivable	3,805	4,503	3,295	-	-	-	3,095
Prepaid expenses	(4,356)	(947)	(959)	(2,428)	(2,293)	(1,002)	(1,173)
Increase (decrease) in liabilities
Accrued expenses	5,026	10,423	14,861	3,045	4,310	8,574	10,473
Due to (from) related parties	39,463	44,628	48,007	21,864	28,235	40,401	54,113
Net cash provided by (used in) operating activities	39,145	29,855	38,794	14,969	26,785	37,447	54,026
Cash flows from financing activities
Repayments of amounts due to related party	(274,875)	(598,358)	(636,278)	(94,240)	(127,894)	(461,384)	(750,415)
Net proceeds from the issuance of membership units	238,522	615,363	615,163	89,288	107,916	449,665	733,495
Distributions	(2,145)	(12,004)	(12,002)	(3,788)	(5,970)	(7,798)	(12,700)
Net cash provided by (used in) financing activities	(38,498)	5,001	(33,117)	(8,741)	(25,949)	(19,517)	(29,620)
Net change in cash	648	34,856	5,677	6,229	836	17,930	24,406
Cash at beginning of period	-	-	-	-	-	-	-
Cash at end of period	$648	$34,856	$5,677	$6,229	$836	$17,930	$24,406

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$13,337	$15,288	$15,288	$6,523	$7,532	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$202,552	$126,889	$126,889	$-	$85,121	$428,008	$694,829
Mortgage payable, net of capitalized loan costs for acquisition of property	$201,320	$463,200	$463,200	$-	$192,500	$-	$-
Deemed contribution from Manager	$1,125	$425	$425	$1,445	$798	$425	$425

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	KerriAnn	Kessler	Kingsley	Kirkwood	Korin	Lallie	Lanier

Cash Flows from Operating Activities:
Net income (loss)	$(16,760)	$(9,068)	$(1,307)	$(12,116)	$(1,733)	$706	$(6,485)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,371	3,416	8,580	4,191	-	10,231	6,059
Amortization	88	37	97	47	-	105	61
(Increase) Decrease in assets
Accounts receivable	-	1,595	440	1,595	-	-	-
Prepaid expenses	(3,295)	(4,125)	(2,371)	(3,171)	(452)	(7,075)	(4,454)
Increase (decrease) in liabilities
Accrued expenses	7,402	3,911	5,646	4,948	1,930	3,808	4,818
Due to (from) related parties	25,393	24,352	3,519	25,485	255	3,404	28,311
Net cash provided by (used in) operating activities	22,199	20,119	14,603	20,978	-	11,179	28,309
Cash flows from financing activities
Repayments of amounts due to related party	(127,220)	(170,494)	-	(112,490)	-	-	(140,251)
Net proceeds from the issuance of membership units	124,720	153,981	(650)	95,854	-	(10,200)	140,238
Distributions	(5,404)	(866)	(8,856)	(2,422)	-	(10,583)	(3,505)
Net cash provided by (used in) financing activities	(7,904)	(17,379)	(9,506)	(19,058)	-	(20,783)	(3,518)
Net change in cash	14,295	2,740	5,097	1,921	-	(9,604)	24,791
Cash at beginning of period	209	-	12,813	-	-	14,420	-
Cash at end of period	$14,504	$2,740	$17,910	$1,921	$-	$4,816	$24,791

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,310	$10,641	$10,040	$8,716	$-	$11,228	$12,626

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$132,072	$-	$81,419	$279,972	$-	$116,975
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$128,500	$-	$182,000	$-	$-	$263,900
Deemed contribution from Manager	$1,445	$2,451	$1,170	$1,115	$425	$1,170	$1,311

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Lannister	Latte	Lennox	Lierly	Lily	Limestone	Litton

Cash Flows from Operating Activities:
Net income (loss)	$(16,088)	$(3,815)	$1,372	$(115)	$(46,728)	$(3,642)	$1,323
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	3,738	4,176	5,956	5,864	15,368	8,046	-
Amortization	60	-	72	192	103	76	-
(Increase) Decrease in assets
Accounts receivable	-	-	-	1,167	155	1,881	4,390
Prepaid expenses	(2,108)	(754)	484	396	(4,796)	(1,658)	(704)
Increase (decrease) in liabilities
Accrued expenses	4,754	4,292	1,937	4,611	6,829	6,794	2,576
Due to (from) related parties	17,943	32,024	17,757	2,910	56,889	16,291	14,281
Net cash provided by (used in) operating activities	8,299	35,923	27,577	15,025	27,820	27,789	21,866
Cash flows from financing activities
Repayments of amounts due to related party	(84,807)	(396,579)	(94,830)	-	(185,540)	(124,390)	(201,136)
Net proceeds from the issuance of membership units	82,845	385,191	89,971	-	209,494	119,037	190,172
Distributions	(2,105)	(6,671)	(5,826)	(8,510)	(9,922)	(7,576)	-
Net cash provided by (used in) financing activities	(4,067)	(18,059)	(10,685)	(8,510)	14,032	(12,929)	(10,964)
Net change in cash	4,232	17,864	16,892	6,514	41,852	14,859	10,902
Cash at beginning of period	-	-	4,431	15,054	-	-	-
Cash at end of period	$4,232	$17,864	$21,323	$21,568	$41,852	$14,859	$10,902

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$7,176	$-	$6,535	$5,407	$12,174	$8,504	$10,385

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$61,731	$367,463	$-	$83,900	$-	$-	$162,715
Mortgage payable, net of capitalized loan costs for acquisition of property	$115,500	$-	$-	$131,100	$-	$-	$160,000
Deemed contribution from Manager	$850	$425	$1,445	$1,170	$12,318	$1,445	$425

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Longwoods	Lookout	Loretta	Louis	Louise	Lovejoy	Luna

Cash Flows from Operating Activities:
Net income (loss)	$-	$(7,935)	$(11,380)	$-	$(3,803)	$(13,061)	$1,193
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	-	4,741	6,272	-	5,052	6,015	5,912
Amortization	-	-	-	-	53	70	75
(Increase) Decrease in assets
Accounts receivable	-	1,895	-	-	-	-	-
Prepaid expenses	-	(522)	(1,469)	-	(2,510)	(4,116)	(2,457)
Increase (decrease) in liabilities
Accrued expenses	-	5,929	10,860	-	2,817	8,197	4,856
Due to (from) related parties	-	36,491	56,890	-	29,450	23,060	3,671
Net cash provided by (used in) operating activities	-	40,599	61,173	-	31,059	20,165	13,249
Cash flows from financing activities
Repayments of amounts due to related party	-	(376,264)	(744,592)	-	(116,697)	(117,250)	-
Net proceeds from the issuance of membership units	-	357,135	721,367	-	113,471	108,167	(650)
Distributions	-	(6,289)	(14,073)	-	(5,558)	(5,643)	(6,485)
Net cash provided by (used in) financing activities	-	(25,418)	(37,298)	-	(8,784)	(14,726)	(7,135)
Net change in cash	-	15,181	23,875	-	22,275	5,439	6,114
Cash at beginning of period	-	-	-	-	-	-	9,299
Cash at end of period	$-	$15,181	$23,875	$-	$22,275	$5,439	$15,413

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$-	$8,033	$6,866	$7,013

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$347,707	$689,928	$-	$95,856	$91,484	$-
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$-	$-	$182,000	$205,100	$-
Deemed contribution from Manager	$-	$425	$425	$-	$757	$4,227	$1,170

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Lurleen	Madison	Mae	Magnolia	Malbec	Mammoth	Marcelo

Cash Flows from Operating Activities:
Net income (loss)	$(2,021)	$(12,753)	$(8,079)	$(15,380)	$640	$(11,586)	$(9,986)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	173	2,828	4,053	4,729	8,776	6,247	2,607
Amortization	-	54	-	94	134	63	-
(Increase) Decrease in assets
Accounts receivable	-	-	1,907	140	50	-	3,390
Prepaid expenses	(462)	(2,385)	(1,019)	(2,935)	(926)	(3,069)	(575)
Increase (decrease) in liabilities
Accrued expenses	12,181	4,517	8,045	3,992	3,373	4,319	6,772
Due to (from) related parties	(9,871)	27,081	25,713	28,707	4,598	22,675	23,042
Net cash provided by (used in) operating activities	-	19,342	30,621	19,348	16,644	18,650	25,250
Cash flows from financing activities
Repayments of amounts due to related party	-	(127,544)	(378,986)	(108,430)	-	(126,617)	(311,032)
Net proceeds from the issuance of membership units	-	120,379	381,912	94,984	-	124,064	312,649
Distributions	-	(3,425)	(3,719)	(2,390)	(11,305)	(3,106)	(3,378)
Net cash provided by (used in) financing activities	-	(10,590)	(793)	(15,836)	(11,305)	(5,659)	(1,761)
Net change in cash	-	8,751	29,828	3,512	5,340	12,991	23,489
Cash at beginning of period	-	-	-	-	13,709	-	-
Cash at end of period	$-	$8,751	$29,828	$3,512	$19,049	$12,991	$23,489

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$8,279	$7,160	$-	$9,985	$9,781	$11,389	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$110,598	$104,860	$356,688	$77,920	$-	$105,608	$286,822
Mortgage payable, net of capitalized loan costs for acquisition of property	$110,000	$102,500	$-	$175,000	$-	$238,000	$-
Deemed contribution from Manager	$425	$914	$3,992	$2,202	$1,170	$1,993	$539

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Marie	Marietta	Marion	Marple	Martell	Mary	Matchingham

Cash Flows from Operating Activities:
Net income (loss)	$(1,325)	$(11,398)	$-	$-	$-	$-	$977
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	-	3,491	-	-	-	-	5,825
Amortization	-	-	-	-	-	-	62
(Increase) Decrease in assets
Accounts receivable	-	2,095	-	-	-	-	-
Prepaid expenses	(1,426)	(1,240)	-	-	-	-	(1,051)
Increase (decrease) in liabilities
Accrued expenses	1,321	4,966	-	-	-	-	5,235
Due to (from) related parties	1,430	20,242	-	-	-	-	18,571
Net cash provided by (used in) operating activities	-	18,156	-	-	-	-	29,618
Cash flows from financing activities
Repayments of amounts due to related party	-	(194,396)	-	-	-	-	(82,380)
Net proceeds from the issuance of membership units	-	181,169	-	-	-	-	78,848
Distributions	-	(3,681)	-	-	-	-	(5,209)
Net cash provided by (used in) financing activities	-	(16,908)	-	-	-	-	(8,741)
Net change in cash	-	1,248	-	-	-	-	20,877
Cash at beginning of period	-	-	-	-	-	-	86
Cash at end of period	$-	$1,248	$-	$-	$-	$-	$20,963

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$10,077	$-	$-	$-	$-	$5,733

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$321,473	$153,373	$-	$-	$-	$-	$-
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$152,113	$-	$-	$-	$-	$-
Deemed contribution from Manager	$425	$4,825	$-	$-	$-	$-	$1,920

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	McGregor	McLovin	Meadow	Mimosa	Mojave	Murphy	Mycroft

Cash Flows from Operating Activities:
Net income (loss)	$(14,054)	$(19,065)	$(11,594)	$(8,652)	$(720)	$(4,268)	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,821	12,438	8,820	983	7,113	8,171	-
Amortization	-	117	79	-	133	77	-
(Increase) Decrease in assets
Accounts receivable	1,895	2,995	1,770	847	-	-	-
Prepaid expenses	-	(9,795)	(2,869)	(381)	(2,307)	(2,352)	-
Increase (decrease) in liabilities
Accrued expenses	8,581	10,512	4,973	11,606	5,265	6,563	-
Due to (from) related parties	27,109	31,931	18,870	3,092	10,174	23,250	-
Net cash provided by (used in) operating activities	28,351	29,133	20,048	7,494	19,657	31,440	-
Cash flows from financing activities
Repayments of amounts due to related party	(328,935)	(191,830)	(143,670)	(139,433)	-	(114,190)	-
Net proceeds from the issuance of membership units	321,129	188,651	133,621	133,438	(11,490)	110,084	-
Distributions	(9,136)	(9,675)	(5,313)	(1,499)	(9,215)	(6,660)	-
Net cash provided by (used in) financing activities	(16,942)	(12,854)	(15,362)	(7,494)	(20,705)	(10,765)	-
Net change in cash	11,409	16,279	4,686	0	(1,047)	20,675	-
Cash at beginning of period	-	-	-	-	6,496	-	-
Cash at end of period	$11,409	$16,279	$4,686	$-	$5,449	$20,675	$-

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$14,358	$8,406	$7,793	$6,971	$8,109	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$303,005	$-	$-	$108,719	$-	$-	$-
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$-	$107,500	$-	$-	$-
Deemed contribution from Manager	$900	$1,930	$2,013	$1,809	$1,170	$1,920	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Nugget	Odessa	Olive	Oly	Onyx	Oscar	Osceola

Cash Flows from Operating Activities:
Net income (loss)	$(13,507)	$(30,674)	$1,101	$(10,602)	$-	$-	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,694	14,664	6,789	12,533	-	-	-
Amortization	-	119	67	117	-	-	-
(Increase) Decrease in assets
Accounts receivable	2,795	2,795	179	5,690	-	-	-
Prepaid expenses	-	(6,000)	(2,280)	(5,412)	-	-	-
Increase (decrease) in liabilities
Accrued expenses	13,760	9,769	1,596	8,700	-	-	-
Due to (from) related parties	45,121	34,642	15,518	24,991	-	-	-
Net cash provided by (used in) operating activities	55,862	25,315	22,971	36,018	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(606,642)	(195,480)	(124,840)	(192,990)	-	-	-
Net proceeds from the issuance of membership units	583,693	187,276	119,519	187,196	-	-	-
Distributions	(14,626)	(8,980)	(7,404)	(9,610)	-	-	-
Net cash provided by (used in) financing activities	(37,575)	(17,183)	(12,726)	(15,404)	-	-	-
Net change in cash	18,287	8,131	10,245	20,613	-	-	-
Cash at beginning of period	-	-	-	-	-	-	-
Cash at end of period	$18,287	$8,131	$10,245	$20,613	$-	$-	$-

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$14,631	$5,899	$14,385	$-	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$564,188	$-	$-	$-	$-	$-	$-
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$425	$5,604	$1,445	$1,930	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Osprey	Otoro	Palmer	Patrick	Peanut	Pearl	Pecan

Cash Flows from Operating Activities:
Net income (loss)	$(6,425)	$(16,881)	$-	$(4,486)	$(1,341)	$(291)	$(354)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,690	7,350	-	5,772	3,952	7,498	5,725
Amortization	-	70	-	66	46	-	68
(Increase) Decrease in assets
Accounts receivable	-	8,385	-	-	-	-	1,600
Prepaid expenses	(814)	(6,139)	-	369	(3,129)	(910)	353
Increase (decrease) in liabilities
Accrued expenses	10,359	6,765	-	4,015	2,077	10,823	4,266
Due to (from) related parties	23,871	21,464	-	5,748	15,705	55,479	1,946
Net cash provided by (used in) operating activities	31,681	21,013	-	11,484	17,312	72,599	13,603
Cash flows from financing activities
Repayments of amounts due to related party	(381,422)	(157,124)	-	-	(93,100)	(593,964)	-
Net proceeds from the issuance of membership units	372,152	144,339	-	-	84,432	570,658	-
Distributions	(6,461)	(6,006)	-	(8,369)	(2,975)	(14,924)	(8,660)
Net cash provided by (used in) financing activities	(15,731)	(18,791)	-	(8,369)	(11,643)	(38,230)	(8,660)
Net change in cash	15,951	2,223	-	3,115	5,669	34,369	4,943
Cash at beginning of period	-	-	-	10,913	-	-	16,203
Cash at end of period	$15,951	$2,223	$-	$14,028	$5,669	$34,369	$21,146

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$10,727	$-	$4,374	$8,433	$-	$4,557

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$352,002	$121,371	$-	$102,619	$70,385	$549,882	$96,316
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$274,400	$-	$108,300	$147,000	$-	$112,860
Deemed contribution from Manager	$425	$1,390	$-	$1,170	$619	$425	$1,170

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Peterson	Piedmont	Pinot	Pioneer	Plumtree	Point	Porthos

Cash Flows from Operating Activities:
Net income (loss)	$-	$(12,267)	$(1,836)	$(20,773)	$(1,068)	$(9,684)	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	-	4,410	8,859	6,537	5,535	6,125	-
Amortization	-	-	143	-	164	61	-
(Increase) Decrease in assets
Accounts receivable	-	2,295	-	-	-	797	-
Prepaid expenses	-	(5,844)	(910)	-	358	(5,039)	-
Increase (decrease) in liabilities
Accrued expenses	-	6,026	4,341	10,711	5,373	5,361	-
Due to (from) related parties	-	35,473	6,938	46,203	4,053	28,598	-
Net cash provided by (used in) operating activities	-	30,093	17,534	42,678	14,416	26,220	-
Cash flows from financing activities
Repayments of amounts due to related party	-	(254,871)	-	(620,666)	-	(146,511)	-
Net proceeds from the issuance of membership units	-	229,141	(50)	604,334	-	142,218	-
Distributions	-	(1,289)	(11,398)	(9,818)	(10,555)	(4,055)	-
Net cash provided by (used in) financing activities	-	(27,019)	(11,448)	(26,150)	(10,555)	(8,348)	-
Net change in cash	-	3,075	6,086	16,528	3,861	17,871	-
Cash at beginning of period	-	-	14,131	-	18,569	-	-
Cash at end of period	$-	$3,075	$20,217	$16,528	$22,430	$17,871	$-

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$12,753	$9,889	$-	$3,226	$12,810	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$194,474	$-	$590,263	$91,333	$117,247	$-
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$192,500	$-	$-	$111,150	$267,750	$-
Deemed contribution from Manager	$-	$3,966	$1,170	$425	$1,170	$2,094	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Quincy	Redondo	Regency	Reginald	Reynolds	Ribbonwalk	Richardson

Cash Flows from Operating Activities:
Net income (loss)	$(27,384)	$(5,654)	$(1,592)	$(34,013)	$(10,567)	$(19,691)	$(9,721)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	6,262	717	-	4,396	4,921	8,791	2,876
Amortization	8	-	-	7	-	81	-
(Increase) Decrease in assets
Accounts receivable	4,156	-	-	2,695	-	-	3,990
Prepaid expenses	(5,826)	(716)	(1,430)	(2,924)	(1,034)	(2,339)	(617)
Increase (decrease) in liabilities
Accrued expenses	11,909	8,237	5,170	10,395	9,883	6,122	7,371
Due to (from) related parties	(395,344)	21,243	(2,148)	38,425	33,887	22,542	(245,762)
Net cash provided by (used in) operating activities	(406,219)	23,828	-	18,981	37,090	15,505	(241,863)
Cash flows from financing activities
Repayments of amounts due to related party	(144,038)	(208,203)	-	(472,507)	(466,695)	(120,650)	(77,808)
Net proceeds from the issuance of membership units	582,370	187,790	-	464,881	454,569	116,972	341,276
Distributions	(5,039)	(1,694)	-	(9,056)	(7,876)	(4,721)	(4,906)
Net cash provided by (used in) financing activities	433,293	(22,106)	-	(16,682)	(20,003)	(8,399)	258,562
Net change in cash	27,074	1,721	-	2,299	17,087	7,106	16,699
Cash at beginning of period	-	-	-	-	-	-	-
Cash at end of period	$27,074	$1,721	$-	$2,299	$17,087	$7,106	$16,699

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$4,708	$11,352	$10,299	$493	$-	$8,761	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$551,071	$158,191	$139,867	$438,500	$433,033	$-	$316,409
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$157,500	$137,500	$-	$-	$-	$-
Deemed contribution from Manager	$3,627	$425	$425	$4,425	$425	$1,445	$1,834

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Richmond	Ridge	Ritter	River	Riverwalk	Rooney	Roseberry

Cash Flows from Operating Activities:
Net income (loss)	$-	$239	$(20,160)	$57	$(10,030)	$(21,208)	$935
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	-	5,983	6,932	7,323	4,523	8,844	9,026
Amortization	-	72	-	68	-	90	78
(Increase) Decrease in assets
Accounts receivable	-	-	-	-	4,790	2,095	1,630
Prepaid expenses	-	(1,095)	(779)	(1,066)	(758)	(2,430)	254
Increase (decrease) in liabilities
Accrued expenses	-	3,332	9,115	4,992	7,055	4,565	7,155
Due to (from) related parties	-	21,496	41,189	20,734	24,975	21,689	(1,158)
Net cash provided by (used in) operating activities	-	30,027	36,297	32,108	30,554	13,644	17,920
Cash flows from financing activities
Repayments of amounts due to related party	-	(95,210)	(548,916)	(115,070)	(430,804)	(137,700)	-
Net proceeds from the issuance of membership units	-	88,030	536,706	108,634	420,449	133,516	-
Distributions	-	(5,642)	(9,292)	(7,017)	(8,196)	(6,411)	(9,511)
Net cash provided by (used in) financing activities	-	(12,822)	(21,501)	(13,453)	(18,551)	(10,595)	(9,511)
Net change in cash	-	17,205	14,795	18,655	12,003	3,049	8,409
Cash at beginning of period	-	677	-	2,390	-	101	2,749
Cash at end of period	$-	$17,882	$14,795	$21,045	$12,003	$3,150	$11,158

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$6,963	$-	$8,035	$-	$10,654	$9,848

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$508,362	$-	$398,005	$-	$-
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$1,445	$(575)	$1,445	$425	$1,445	$1,170

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Rosewood	Roxy	Saddlebred	Saint	Sajni	Salem	Salinas

Cash Flows from Operating Activities:
Net income (loss)	$(16,531)	$(18,994)	$(25,378)	$(922)	$-	$629	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,339	5,226	15,441	6,339	-	8,775	-
Amortization	48	53	108	72	-	137	-
(Increase) Decrease in assets
Accounts receivable	785	1,995	6,867	3,990	-	-	-
Prepaid expenses	(2,374)	(3,116)	(4,485)	(4,952)	-	(761)	-
Increase (decrease) in liabilities
Accrued expenses	2,933	3,736	6,447	13,586	-	3,237	-
Due to (from) related parties	30,379	19,643	34,887	18,198	-	2,440	-
Net cash provided by (used in) operating activities	19,578	8,543	33,886	36,309	-	14,456	-
Cash flows from financing activities
Repayments of amounts due to related party	(117,200)	(125,013)	(173,860)	(130,508)	-	-	-
Net proceeds from the issuance of membership units	101,990	122,171	169,337	126,543	-	(700)	-
Distributions	(2,568)	(3,016)	(8,117)	(5,915)	-	(10,810)	-
Net cash provided by (used in) financing activities	(17,778)	(5,858)	(12,640)	(9,880)	-	(11,510)	-
Net change in cash	1,800	2,685	21,247	26,429	-	2,946	-
Cash at beginning of period	-	-	-	-	-	13,926	-
Cash at end of period	$1,800	$2,685	$21,247	$26,429	$-	$16,872	$-

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,050	$10,554	$12,993	$8,293	$-	$9,967	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$83,722	$107,969	$-	$108,791	$-	$-	$-
Mortgage payable, net of capitalized loan costs for acquisition of property	$189,000	$220,500	$-	$211,992	$-	$-	$-
Deemed contribution from Manager	$824	$1,573	$10,958	$625	$-	$1,170	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Saturn	Scepter	Sequoyah	Shallowford	Shoreline	Sigma	Simon

Cash Flows from Operating Activities:
Net income (loss)	$(9,196)	$(12,298)	$(2,991)	$(14,451)	$(1,511)	$(11,053)	$-
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	6,184	6,475	-	3,317	8,520	10,654	-
Amortization	60	72	-	-	96	92	-
(Increase) Decrease in assets
Accounts receivable	-	-	-	2,739	-	5,049	-
Prepaid expenses	(1,873)	(2,088)	(604)	(5,062)	(1,197)	(5,020)	-
Increase (decrease) in liabilities
Accrued expenses	2,017	3,653	2,927	5,546	5,026	7,895	-
Due to (from) related parties	19,033	21,555	17,778	35,890	2,955	34,365	-
Net cash provided by (used in) operating activities	16,225	17,370	17,111	27,978	13,889	41,981	-
Cash flows from financing activities
Repayments of amounts due to related party	(94,250)	(103,500)	(156,131)	(240,609)	-	(144,570)	-
Net proceeds from the issuance of membership units	88,100	98,434	149,466	216,425	(2,100)	138,010	-
Distributions	(3,555)	(4,346)	-	(1,949)	(8,397)	(6,503)	-
Net cash provided by (used in) financing activities	(9,706)	(9,412)	(6,665)	(26,133)	(10,497)	(13,063)	-
Net change in cash	6,519	7,959	10,446	1,845	3,392	28,918	-
Cash at beginning of period	77	-	-	-	8,882	-	-
Cash at end of period	$6,596	$7,959	$10,446	$1,845	$12,274	$28,918	$-

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$6,523	$7,396	$8,048	$11,991	$9,896	$10,536	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$125,039	$182,209	$-	$-	$-
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$124,000	$181,000	$-	$-	$-
Deemed contribution from Manager	$2,741	$1,445	$425	$425	$1,170	$1,920	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Sims	Soapstone	Sodalis	Spencer	Splash	Spring	Stonebriar

Cash Flows from Operating Activities:
Net income (loss)	$-	$(2,918)	$(13,988)	$(862)	$260	$(7,529)	$(12,572)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	-	6,000	3,316	8,313	5,955	2,835	3,252
Amortization	-	192	-	90	23	-	39
(Increase) Decrease in assets
Accounts receivable	-	-	-	-	-	-	-
Prepaid expenses	-	415	(468)	(2,196)	439	(535)	(2,171)
Increase (decrease) in liabilities
Accrued expenses	-	4,764	6,326	5,931	3,408	6,158	3,389
Due to (from) related parties	-	5,072	21,777	4,499	4,101	21,075	26,632
Net cash provided by (used in) operating activities	-	13,524	16,963	15,776	14,187	22,004	18,568
Cash flows from financing activities
Repayments of amounts due to related party	-	-	(315,780)	-	-	(271,279)	(95,422)
Net proceeds from the issuance of membership units	-	-	310,542	(500)	(100)	265,650	80,622
Distributions	-	(8,002)	(5,383)	(9,415)	(9,175)	(4,894)	(2,347)
Net cash provided by (used in) financing activities	-	(8,002)	(10,621)	(9,915)	(9,275)	(10,523)	(17,147)
Net change in cash	-	5,522	6,342	5,861	4,912	11,480	1,421
Cash at beginning of period	-	12,913	-	10,725	12,537	-	-
Cash at end of period	$-	$18,435	$6,342	$16,586	$17,449	$11,480	$1,421

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$5,265	$-	$9,109	$4,882	$-	$6,443

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$91,750	$291,842	$-	$-	$249,436	$69,985
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$128,250	$-	$-	$-	$-	$134,400
Deemed contribution from Manager	$-	$1,170	$425	$1,170	$1,170	$625	$734

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Sugar	Summerset	Sundance	Sunnyside	Swift	Taylor	Terracotta

Cash Flows from Operating Activities:
Net income (loss)	$(5,684)	$(4,529)	$(2,229)	$(1,325)	$(5,561)	$(5,144)	$(7,344)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,559	7,010	975	-	6,075	2,994	5,049
Amortization	92	80	-	-	-	-	67
(Increase) Decrease in assets
Accounts receivable	-	5,475	4,390	-	-	1,445	2,095
Prepaid expenses	(978)	(1,726)	(695)	(1,091)	-	(1,154)	(4,903)
Increase (decrease) in liabilities
Accrued expenses	3,436	4,120	19,720	6,284	9,130	4,326	6,146
Due to (from) related parties	21,114	(8,053)	10,870	(3,868)	20,944	17,393	20,350
Net cash provided by (used in) operating activities	26,538	2,378	33,029	-	30,587	19,860	21,459
Cash flows from financing activities
Repayments of amounts due to related party	(131,810)	-	(208,203)	-	(373,703)	(158,291)	(120,996)
Net proceeds from the issuance of membership units	127,779	(2,000)	187,592	-	365,041	141,954	118,438
Distributions	(5,588)	(7,551)	(1,692)	-	(10,680)	(956)	(5,026)
Net cash provided by (used in) financing activities	(9,619)	(9,551)	(22,303)	-	(19,342)	(17,293)	(7,585)
Net change in cash	16,919	(7,173)	10,726	-	11,245	2,567	13,875
Cash at beginning of period	3,105	8,216	-	-	-	-	-
Cash at end of period	$20,024	$1,043	$10,726	$-	$11,245	$2,567	$13,875

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$10,060	$7,746	$11,352	$-	$-	$6,904	$8,706

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$-	$160,215	$227,882	$346,375	$116,443	$97,798
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$157,500	$-	$-	$115,000	$222,600
Deemed contribution from Manager	$1,445	$1,170	$425	$425	$1,295	$2,857	$7,024

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Theodore	Tulip	Tuscan	Tuscarora	Tuxford	Vernon	Walton

Cash Flows from Operating Activities:
Net income (loss)	$-	$(16,422)	$(4,136)	$(1,325)	$(18,975)	$(11,215)	$(25,017)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	-	5,817	8,879	-	5,402	7,238	3,436
Amortization	-	60	28	-	58	70	8
(Increase) Decrease in assets
Accounts receivable	-	6,285	-	-	-	-	-
Prepaid expenses	-	(3,066)	613	(1,347)	(11,904)	(2,037)	(2,753)
Increase (decrease) in liabilities
Accrued expenses	-	5,213	6,071	3,188	8,917	4,240	10,571
Due to (from) related parties	-	27,149	6,242	(515)	42,622	17,286	25,876
Net cash provided by (used in) operating activities	-	25,036	17,696	-	26,120	15,583	12,121
Cash flows from financing activities
Repayments of amounts due to related party	-	(137,410)	-	-	(122,310)	(101,380)	(326,300)
Net proceeds from the issuance of membership units	-	118,471	(1,000)	-	102,364	97,709	320,210
Distributions	-	(5,326)	(13,530)	-	(5,428)	(5,688)	(5,548)
Net cash provided by (used in) financing activities	-	(24,265)	(14,530)	-	(25,374)	(9,359)	(11,639)
Net change in cash	-	771	3,166	-	746	6,224	483
Cash at beginning of period	-	-	15,689	-	-	-	-
Cash at end of period	$-	$771	$18,855	$-	$746	$6,224	$483

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$10,621	$7,227	$-	$6,987	$7,117	$10,173

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$-	$98,059	$-	$336,505	$85,606	$-	$75,167
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$221,900	$-	$-	$178,500	$-	$227,200
Deemed contribution from Manager	$-	$718	$1,170	$425	$974	$1,920	$425

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Wave	Weldon	Wellington	Wentworth	Wescott	Westchester	Wildwood

Cash Flows from Operating Activities:
Net income (loss)	$(19,308)	$(12,325)	$(10,053)	$(554)	$(15,683)	$(322)	$(9,544)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	6,921	5,811	3,708	6,897	3,765	9,374	3,537
Amortization	68	59	-	92	68	91	66
(Increase) Decrease in assets
Accounts receivable	-	-	-	1,595	1,795	-	1,595
Prepaid expenses	(3,901)	(1,820)	(944)	(2,317)	(3,867)	(2,603)	(4,490)
Increase (decrease) in liabilities
Accrued expenses	4,622	4,347	9,274	6,799	4,912	6,182	3,431
Due to (from) related parties	22,984	23,288	32,904	635	27,068	22,790	16,291
Net cash provided by (used in) operating activities	11,385	19,360	34,890	13,148	18,058	35,512	10,885
Cash flows from financing activities
Repayments of amounts due to related party	(124,337)	(92,180)	(440,008)	-	(169,883)	(166,300)	(130,628)
Net proceeds from the issuance of membership units	120,842	86,439	436,433	(2,000)	157,315	159,639	131,948
Distributions	(6,152)	(3,488)	(3,775)	(9,354)	(3,751)	(9,432)	(3,440)
Net cash provided by (used in) financing activities	(9,648)	(9,229)	(7,350)	(11,354)	(16,319)	(16,093)	(2,120)
Net change in cash	1,737	10,131	27,539	1,793	1,739	19,419	8,765
Cash at beginning of period	-	-	-	6,607	-	1,483	-
Cash at end of period	$1,737	$10,131	$27,539	$8,400	$1,739	$20,902	$8,765

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$8,761	$5,349	$-	$6,258	$8,291	$9,700	$6,148

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$113,362	$-	$407,919	$-	$139,868	$-	$112,303
Mortgage payable, net of capitalized loan costs for acquisition of property	$224,000	$-	$-	$-	$136,250	$-	$110,000
Deemed contribution from Manager	$3,724	$3,986	$3,339	$1,170	$879	$1,445	$1,166

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Willow	Wilson	Winchester	Windsor	Winston	Wisteria	Consolidated

Cash Flows from Operating Activities:
Net income (loss)	$(5,268)	$(7,484)	$-	$1,257	$(1,255)	$(4,333)	$(1,970,798)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	2,676	4,788	-	9,618	3,013	5,435	1,096,563
Amortization	-	-	-	101	-	58	8,706
(Increase) Decrease in assets
Accounts receivable	1,695	2,195	-	-	2,859	-	245,451
Prepaid expenses	(640)	-	-	324	(831)	(3,559)	(408,063)
Increase (decrease) in liabilities
Accrued expenses	6,528	8,528	-	6,468	4,601	5,094	1,231,372
Due to (from) related parties	24,504	20,268	-	1,663	(215,911)	22,298	3,477,009
Net cash provided by (used in) operating activities	29,495	28,294	-	19,430	(207,524)	24,992	3,680,241
Cash flows from financing activities
Repayments of amounts due to related party	(337,560)	(417,641)	-	-	(121,625)	(114,141)	(39,443,670)
Net proceeds from the issuance of membership units	314,821	415,235	-	(1,900)	353,138	107,963	38,913,961
Distributions	(5,791)	(7,635)	-	(10,610)	(3,053)	(3,239)	(1,160,635)
Net cash provided by (used in) financing activities	(28,530)	(10,040)	-	(12,510)	228,460	(9,417)	(1,690,344)
Net change in cash	965	18,254	-	6,920	20,935	15,575	1,989,897
Cash at beginning of period	-	-	-	12,404	-	-	336,890
Cash at end of period	$965	$18,254	$-	$19,324	$20,935	$15,575	$2,326,787

Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$10,623	$-	$9,932	$1,198,358

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisiton of property	$294,368	$387,321	$-	$-	$331,420	$91,441	$33,819,760
Mortgage payable, net of capitalized loan costs for acquisition of property	$-	$-	$-	$-	$-	$207,477	$12,867,370
Deemed contribution from Manager	$425	$425	$-	$1,170	$2,840	$1,883	$315,724

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

DECEMBER 31, 2022 and 2021

NOTE 1: NATURE OF OPERATIONS

Arrived Homes, LLC (“Arrived Homes”) is a Delaware Series limited liability company formed on July 13, 2020 under the laws of Delaware. Arrived Homes, LLC was formed to permit public investment in individual single family rental homes, each of which will be held by a separate property-owning subsidiary owned by a separate Series of limited liability interests, or “Series,” that Arrived Holdings, Inc. (the “Manager”) established. As a Delaware Series limited liability company, the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to a particular Series are segregated and enforceable only against the assets of such Series, as provided under Delaware law.

The following list represents each Arrived Homes, LLC’s Series and each Series’ wholly-owned limited liability company (“LLC”), which was used to acquire the Series’ single family rental property, along with the date the Series was formed and the date that the Series’ LLC acquired the single family rental as of December 31, 2023 and 2022.

Series Name	State LLC Name and wholly owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series 100	Arrived TN 100, LLC	4/11/2022	4/29/2022
Arrived Homes Series 101	Arrived TN 101, LLC	5/10/2022	5/31/2022
Arrived Homes Series Abbington	Arrived TN Abbington, LLC	5/4/2022	5/12/2022
Arrived Homes Series Abernant	Arrived Homes Series Abernant, a series of Arrived Homes, LLC	7/24/2023	8/16/2023
Arrived Homes Series Alvin	Arrived TN Alvin, LLC	7/25/2023	8/30/2023
Arrived Homes Series Amber	Arrived NC Amber, LLC	9/3/2021	9/30/2021
Arrived Homes Series Apollo	Arrived Homes Series Apollo, a series of Arrived Homes, LLC	5/3/2022	5/6/2022
Arrived Homes Series Aster	Arrived AR Aster, LLC	6/15/2022	7/11/2022
Arrived Homes Series Augusta	Arrived GA Augusta, LLC	5/10/2023	5/25/2023
Arrived Homes Series Avebury	Arrived AL Avebury, LLC	2/4/2022	2/23/2022
Arrived Homes Series Avondale	Arrived GA Avondale, LLC	5/3/2023	5/23/2023
Arrived Homes Series Badminton	Arrived SC Badminton, LLC	5/21/2021	6/18/2021
Arrived Homes Series Ballinger	Arrived TN Ballinger, LLC	7/25/2023	11/15/2023
Arrived Homes Series Bandelier	Arrived AZ Bandelier, LLC	9/16/2021	10/27/2021
Arrived Homes Series Baron	Arrived CO Baron, LLC	4/29/2022	5/10/2022
Arrived Homes Series Basil	Arrived SC Basil, LLC	6/1/2021	6/25/2021
Arrived Homes Series Bayside	Arrived SC Bayside, LLC	6/15/2021	7/16/2021
Arrived Homes Series Bazzel	Arrived SC Bazzel, LLC	5/12/2022	6/10/2022
Arrived Homes Series Bedford	Arrived SC Bedford, LLC	12/28/2021	2/28/2022
Arrived Homes Series Bella	Arrived VA Bella, LLC	5/15/2023	6/7/2023
Arrived Homes Series Belle	Arrived Homes Series Belle, a series of Arrived Homes, LLC	5/31/2022	6/10/2022
Arrived Homes Series Belvedere	Arrived GA Belvedere, LLC	5/4/2023	5/16/2023
Arrived Homes Series Bergenia	Arrived Homes Series Bergenia, a series of Arrived Homes, LLC	7/5/2023	7/12/2023
Arrived Homes Series Blossom	Arrived AR Blossom, LLC	6/15/2022	7/25/2022
Arrived Homes Series Bonneau	Arrived SC Bonneau, LLC	6/6/2022	7/21/2022
Arrived Homes Series Brainerd	Arrived TN Brainerd, LLC	10/27/2022	11/9/2022
Arrived Homes Series Braxton	Arrived KY Braxton, LLC	6/17/2022	7/8/2022
Arrived Homes Series Brennan	Arrived AL Brennan, LLC	4/14/2022	4/25/2022
Arrived Homes Series Briarwood	Arrived AR Briarwood, LLC	7/5/2023	8/10/2023
Arrived Homes Series Brooklyn	Arrived Homes Series Brooklyn, a series of Arrived Homes, LLC	10/27/2022	11/15/2022
Arrived Homes Series Burlington	Arrived CO Burlington, LLC	5/3/2022	5/12/2022
Arrived Homes Series Butter	Arrived SC Butter, LLC	9/1/2021	11/18/2021
Arrived Homes Series Calvin	Arrived VA Calvin, LLC	7/7/2023	7/27/2023
Arrived Homes Series Camino	Arrived Homes Series Camino, a series of Arrived Homes, LLC	6/22/2022	7/8/2022
Arrived Homes Series Campbell	Arrived GA Campbell, LLC	6/14/2022	6/22/2022
Arrived Homes Series Cawley	Arrived GA Cawley, LLC	5/23/2023	6/7/2023
Arrived Homes Series Centennial	Arrived NC Centennial LLC	5/28/2021	6/4/2021
Arrived Homes Series Chaparral	Arrived AR Chaparral, LLC	1/4/2021	1/14/2021
Arrived Homes Series Chelsea	Arrived AL Chelsea, LLC	2/7/2022	2/24/2022
Arrived Homes Series Chester	Arrived TN Chester, LLC	6/22/2022	7/11/2022
Arrived Homes Series Chickamauga	Arrived TN Chickamauga, LLC	10/27/2022	11/14/2022
Arrived Homes Series Chinook	Arrived GA Chinook, LLC	5/23/2023	6/7/2023
Arrived Homes Series Chitwood	Arrived OH Chitwood, LLC	5/26/2022	6/9/2022
Arrived Homes Series Clover	Arrived Homes Series Clover, a series of Arrived Homes, LLC	5/24/2022	6/6/2022
Arrived Homes Series Coatbridge	Arrived SC Coatbridge, LLC	6/15/2021	7/1/2021
Arrived Homes Series Collier	Arrived TN Collier, LLC	5/31/2022	6/17/2022
Arrived Homes Series Collinston	Arrived NC Collinston, LLC	8/11/2021	9/17/2021
Arrived Homes Series Conway	Arrived TN Conway, LLC	5/31/2022	7/14/2022
Arrived Homes Series Cove	Arrived Homes Series Cove, a series of Arrived Homes, LLC	12/8/2022	3/23/2023
Arrived Homes Series Creekside	Arrived AR Creekside, LLC	6/15/2022	6/22/2022
Arrived Homes Series Creekwood	Arrived Homes Series Creekwood, a series of Arrived Homes, LLC	6/22/2022	7/11/2022
Arrived Homes Series Cumberland	Arrived TN Cumberland, LLC	6/7/2022	7/6/2022
Arrived Homes Series Cupcake	Arrived AR Cupcake LLC	5/23/2021	9/24/2021
Arrived Homes Series Cypress	Arrived GA Cypress, LLC	6/22/2022	7/15/2022
Arrived Homes Series Daisy	Arrived AR Daisy, LLC	6/15/2022	6/20/2022
Arrived Homes Series Davidson	Arrived NC Davidson LLC	7/22/2021	10/1/2021
Arrived Homes Series Dawson	Arrived SC Dawson, LLC	6/15/2021	7/6/2021
Arrived Homes Series Delta	Arrived GA Delta, LLC	12/29/2021	1/26/2022
Arrived Homes Series Dewberry	Arrived SC Dewberry, LLC	5/21/2021	6/29/2021
Arrived Homes Series Diablo	Arrived AZ Diablo, LLC	11/29/2021	12/27/2021
Arrived Homes Series Dogwood	Arrived Homes Series Dogwood, a series of Arrived Homes, LLC	5/31/2022	6/6/2022
Arrived Homes Series Dolittle	Arrived SC Dolittle, LLC	9/1/2021	11/10/2021
Arrived Homes Series Dolly	Arrived TN Dolly, LLC	6/13/2022	6/24/2022
Arrived Homes Series Dops	Arrived Homes Series Dops, a Series of Arrived Homes, LLC	11/29/2022	12/15/2022

Series Name	State LLC Name and wholly owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series Dorchester	Arrived SC Dorchester, LLC	5/31/2022	6/10/2022
Arrived Homes Series Dunbar	Arrived TN Dunbar, LLC	5/19/2022	5/31/2022
Arrived Homes Series Eagle	Arrived AR Eagle, LLC	6/24/2022	8/5/2022
Arrived Homes Series Eastfair	Arrived SC Eastfair, LLC	5/21/2021	6/9/2021
Arrived Homes Series Eastwood	Arrived TN Eastwood, LLC	7/25/2023	8/30/2023
Arrived Homes Series Elevation	Arrived SC Elevation, LLC	7/7/2021	7/21/2021
Arrived Homes Series Ella	Arrived TN Ella, LLC	1/10/2023	1/31/2023
Arrived Homes Series Ellen	Arrived IN Ellen, LLC	5/24/2023	7/12/2023
Arrived Homes Series Elm	Arrived SC Elm, LLC	6/15/2021	8/16/2021
Arrived Homes Series Emporia	Arrived GA Emporia, LLC	1/7/2022	1/27/2022
Arrived Homes Series Ensenada	Arrived CO Ensenada, LLC	9/28/2021	10/15/2021
Arrived Homes Series Falcon	Arrived AR Falcon, LLC	6/24/2022	9/9/2022
Arrived Homes Series Felix	Arrived NC Felix, LLC	5/24/2023	6/7/2023
Arrived Homes Series Fenwick	Arrived GA Fenwick, LLC	5/8/2023	5/31/2023
Arrived Homes Series Fletcher	Arrived AR Fletcher, LLC	7/5/2023	7/26/2023
Arrived Homes Series Folly	Arrived SC Folly, LLC	5/31/2022	6/8/2022
Arrived Homes Series Forest	Arrived SC Forest, LLC	6/28/2021	7/26/2021
Arrived Homes Series Foster	Arrived OH Foster, LLC	5/19/2023	5/31/2023
Arrived Homes Series Franklin	Arrived IN Franklin, LLC	5/24/2023	6/14/2023
Arrived Homes Series Gardens	Arrived Homes Series Gardens, a series of Arrived Homes, LLC	3/17/2022	3/23/2022
Arrived Homes Series General	Arrived VA General, LLC	5/25/2023	6/7/2023
Arrived Homes Series Goose	Arrived AR Goose, LLC	6/24/2022	8/5/2022
Arrived Homes Series Grant	Arrived GA Grant, LLC	10/1/2021	10/29/2021
Arrived Homes Series Greenhill	Arrived SC Greenhill, LLC	11/17/2021	1/11/2022
Arrived Homes Series Gretal	Arrived TN Gretal, LLC	7/20/2022	9/29/2022
Arrived Homes Series Grove	Arrived Homes Series Grove, a series of Arrived Homes, LLC	4/20/2022	3/29/2022
Arrived Homes Series Hadden	Arrived SC Hadden, LLC	12/29/2021	1/31/2022
Arrived Homes Series Hansard	Arrived TN Hansard, LLC	12/9/2022	12/28/2022
Arrived Homes Series Hansel	Arrived TN Hansel, LLC	7/20/2022	8/26/2022
Arrived Homes Series Hargrave	Arrived VA Hargrave, LLC	7/7/2023	7/27/2023
Arrived Homes Series Harrison	Arrived TN Harrison, LLC	6/22/2022	7/8/2022
Arrived Homes Series Henry	Arrived GA Henry, LLC	6/6/2022	6/16/2022
Arrived Homes Series Heritage	Arrived Homes Series Heritage, a series of Arrived Homes, LLC	4/12/2022	4/13/2022
Arrived Homes Series Heron	Arrived SC Heron, LLC	6/30/2022	4/22/2022
Arrived Homes Series Highland	Arrived SC Highland, LLC	6/14/2022	6/24/2022
Arrived Homes Series Hines	Arrived TN Hines, LLC	5/18/2022	5/27/2022
Arrived Homes Series Hobbes	Arrived VA Hobbes, LLC	7/7/2023	7/27/2023
Arrived Homes Series Holcomb	Arrived Homes Series Holcomb, a series of Arrived Homes, LLC	5/3/2022	5/27/2022
Arrived Homes Series Holland	Arrived NC Holland LLC	7/22/2021	9/29/2021
Arrived Homes Series Hollandaise	Arrived TN Hollandaise, LLC	1/20/2022	2/3/2022
Arrived Homes Series Holloway	Arrived SC Holloway, LLC	5/21/2021	6/16/2021
Arrived Homes Series Inglewood	Arrived TN Inglewood, LLC	6/22/2022	7/12/2022
Arrived Homes Series Irene	Arrived AR Irene, LLC	7/5/2023	7/26/2023
Arrived Homes Series Jack	Arrived TN Jack, LLC	4/26/2022	3/22/2022
Arrived Homes Series Jake	Arrived CO Jake, LLC	5/10/2022	5/24/2022
Arrived Homes Series Jefferson	Arrived TN Jefferson, LLC	12/9/2022	12/28/2022
Arrived Homes Series Jill	Arrived TN Jill, LLC	5/12/2022	7/27/2022
Arrived Homes Series Johnny	Arrived TN Johnny, LLC	5/10/2022	6/15/2022
Arrived Homes Series June	Arrived TN June, LLC	5/10/2022	6/15/2022
Arrived Homes Series Jupiter	Arrived NC Jupiter LLC	7/21/2021	9/14/2021
Arrived Homes Series Kawana	Arrived AL Kawana, LLC	1/20/2022	2/11/2022
Arrived Homes Series Kennesaw	Arrived Homes Series Kennesaw, a series of Arrived Homes, LLC	5/18/2022	6/9/2022
Arrived Homes Series Kenny	Arrived TN Kenny, LLC	6/21/2022	6/24/2022
Arrived Homes Series KerriAnn	Arrived NC KerriAnn, LLC	10/4/2021	10/28/2021
Arrived Homes Series Kessler	Arrived AR Kessler, LLC	6/15/2022	6/22/2022
Arrived Homes Series Kingsley	Arrived SC Kingsley, LLC	5/21/2021	6/1/2021
Arrived Homes Series Kirkwood	Arrived TN Kirkwood, LLC	4/10/2022	4/22/2022
Arrived Homes Series Korin	Arrived AR Korin, LLC	11/8/2022	11/29/2022
Arrived Homes Series Lallie	Arrived SC Lallie, LLC	6/1/2021	6/18/2021
Arrived Homes Series Lanier	Arrived Homes Series Lanier, a series of Arrived Homes, LLC	4/12/2022	4/8/2022
Arrived Homes Series Lannister	Arrived Homes Series Lannister, a series of Arrived Homes, LLC	5/3/2022	5/19/2022
Arrived Homes Series Latte	Arrived Homes Series Latte, a series of Arrived Homes, LLC	5/18/2022	6/1/2022
Arrived Homes Series Lennox	Arrived SC Lennox, LLC	6/15/2021	7/1/2021
Arrived Homes Series Lierly	Arrived AR Lierly, LLC	12/15/2020	1/21/2021
Arrived Homes Series Lily	Arrived CO Lily, LLC	9/2/2021	10/1/2021
Arrived Homes Series Limestone	Arrived SC Limestone LLC	7/21/2021	9/23/2021
Arrived Homes Series Litton	Arrived TN Litton, LLC	10/27/2022	11/14/2022
Arrived Homes Series Longwoods	Arrived GA Longwoods, LLC	5/5/2023	5/24/2023
Arrived Homes Series Lookout	Arrived TN Lookout, LLC	5/19/2022	5/31/2022
Arrived Homes Series Loretta	Arrived TN Loretta, LLC	5/31/2022	7/15/2022
Arrived Homes Series Louis	Arrived MO Louis, LLC	5/8/2023	5/10/2023
Arrived Homes Series Louise	Arrived Homes Series Louise, a series of Arrived Homes, LLC	3/8/2022	3/17/2022
Arrived Homes Series Lovejoy	Arrived GA Lovejoy, LLC	1/7/2022	2/3/2022
Arrived Homes Series Luna	Arrived SC Luna, LLC	5/21/2021	6/14/2021
Arrived Homes Series Lurleen	Arrived Homes Series Lurleen, a series of Arrived Homes, LLC	10/27/2022	12/5/2022

Series Name	State LLC Name and wholly owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series Madison	Arrived Homes Series Madison, a series of Arrived Homes, LLC	12/29/2022	5/6/2022
Arrived Homes Series Mae	Arrived SC Mae, LLC	6/6/2022	6/22/2022
Arrived Homes Series Magnolia	Arrived GA Magnolia, LLC	4/12/2022	4/26/2022
Arrived Homes Series Malbec	Arrived AR Malbec, LLC	4/26/2021	5/13/2021
Arrived Homes Series Mammoth	Arrived Homes Series Mammoth, a series of Arrived Homes, LLC	4/12/2022	3/31/2022
Arrived Homes Series Marcelo	Arrived KY Marcelo, LLC	6/17/2022	7/29/2022
Arrived Homes Series Marie	Arrived TN Marie, LLC	12/9/2022	12/28/2022
Arrived Homes Series Marietta	Arrived SC Marietta, LLC	6/28/2022	6/30/2022
Arrived Homes Series Marion	Arrived GA Marion, LLC	4/21/2023	5/25/2023
Arrived Homes Series Marple	Arrived AR Marple, LLC	5/5/2023	5/31/2023
Arrived Homes Series Martell	Arrived GA Martell, LLC	4/27/2023	5/17/2023
Arrived Homes Series Mary	Arrived TN Mary, LLC	3/1/2023	5/31/2023
Arrived Homes Series Matchingham	Arrived SC Matchingham, LLC	8/10/2021	10/22/2021
Arrived Homes Series McGregor	Arrived TN McGregor, LLC	4/10/2022	4/14/2022
Arrived Homes Series McLovin	Arrived CO McLovin, LLC	11/12/2021	12/3/2021
Arrived Homes Series Meadow	Arrived NC Meadow, LLC	8/27/2021	9/28/2021
Arrived Homes Series Mimosa	Arrived Homes Series Mimosa, a series of Arrived Homes, LLC	9/2/2022	9/23/2022
Arrived Homes Series Mojave	Arrived AR Mojave LLC	5/23/2021	9/24/2021
Arrived Homes Series Murphy	Arrived SC Murphy, LLC	9/1/2021	11/10/2021
Arrived Homes Series Mycroft	Arrived AR Mycroft, LLC	4/27/2023	5/31/2023
Arrived Homes Series Nugget	Arrived CO Nugget, LLC	4/29/2022	5/20/2022
Arrived Homes Series Odessa	Arrived CO Odessa, LLC	9/2/2021	9/30/2021
Arrived Homes Series Olive	Arrived SC Olive, LLC	6/15/2021	7/27/2021
Arrived Homes Series Oly	Arrived CO Oly, LLC	11/12/2021	11/30/2021
Arrived Homes Series Onyx	Arrived TN Onyx, LLC	5/22/2023	5/31/2023
Arrived Homes Series Oscar	Arrived NC Oscar, LLC	5/24/2023	6/28/2023
Arrived Homes Series Osceola	Arrived FL Osceola, LLC	5/4/2023	5/23/2023
Arrived Homes Series Osprey	Arrived SC Osprey, LLC	4/29/2022	6/3/2022
Arrived Homes Series Otoro	Arrived GA Otoro, LLC	2/2/2022	3/21/2022
Arrived Homes Series Palmer	Arrived GA Palmer, LLC	5/23/2023	6/7/2023
Arrived Homes Series Patrick	Arrived AR Patrick, LLC	1/4/2021	2/1/2021
Arrived Homes Series Peanut	Arrived Homes Series Peanut, a series of Arrived Homes, LLC	3/8/2022	3/22/2022
Arrived Homes Series Pearl	Arrived TN Pearl, LLC	5/2/2022	5/13/2022
Arrived Homes Series Pecan	Arrived AR Pecan, LLC	1/4/2021	2/1/2021
Arrived Homes Series Peterson	Arrived Homes Series Peterson, a series of Arrived Homes, LLC	7/24/2023	8/3/2023
Arrived Homes Series Piedmont	Arrived GA Piedmont, LLC	6/22/2022	6/29/2022
Arrived Homes Series Pinot	Arrived AR Pinot, LLC	4/26/2021	5/13/2021
Arrived Homes Series Pioneer	Arrived CO Pioneer, LLC	5/16/2022	6/7/2022
Arrived Homes Series Plumtree	Arrived AR Plumtree, LLC	12/15/2020	1/4/2021
Arrived Homes Series Point	Arrived TN Point, LLC	4/26/2022	4/5/2022
Arrived Homes Series Porthos	Arrived GA Porthos, LLC	5/8/2023	6/14/2023
Arrived Homes Series Quincy	Arrived CO Quincy, LLC	6/6/2022	6/28/2022
Arrived Homes Series Redondo	Arrived NM Redondo, LLC	9/22/2022	10/31/2022
Arrived Homes Series Regency	Arrived OH Regency, LLC	12/1/2022	12/21/2022
Arrived Homes Series Reginald	Arrived GA Reginald, LLC	6/22/2022	7/5/2022
Arrived Homes Series Reynolds	Arrived Homes Series Reynolds, a series of Arrived Homes, LLC	5/18/2022	6/2/2022
Arrived Homes Series Ribbonwalk	Arrived NC Ribbonwalk, LLC	9/30/2021	10/28/2021
Arrived Homes Series Richardson	Arrived AR Richardson, LLC	6/23/2022	7/8/2022
Arrived Homes Series Richmond	Arrived VA Richmond, LLC	7/20/2023	8/2/2023
Arrived Homes Series Ridge	Arrived SC Ridge, LLC	6/15/2021	7/9/2021
Arrived Homes Series Ritter	Arrived CO Ritter, LLC	5/11/2022	5/27/2022
Arrived Homes Series River	Arrived SC River, LLC	6/15/2021	7/30/2021
Arrived Homes Series Riverwalk	Arrived TN Riverwalk, LLC	5/27/2022	6/13/2022
Arrived Homes Series Rooney	Arrived AZ Rooney, LLC	9/13/2021	10/13/2021
Arrived Homes Series Roseberry	Arrived SC Roseberry, LLC	6/15/2021	8/2/2021
Arrived Homes Series Rosewood	Arrived Homes Series Rosewood, a series of Arrived Homes, LLC	4/20/2022	4/18/2022
Arrived Homes Series Roxy	Arrived TN Roxy, LLC	4/26/2022	4/7/2022

Series Name	State LLC Name and wholly owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series Saddlebred	Arrived CO Saddlebred, LLC	9/16/2021	10/1/2021
Arrived Homes Series Saint	Arrived AZ Saint, LLC	9/27/2021	1/13/2022
Arrived Homes Series Sajni	Arrived GA Sajni, LLC	12/15/2022	1/24/2023
Arrived Homes Series Salem	Arrived AR Salem, LLC	4/26/2021	5/13/2021
Arrived Homes Series Salinas	Arrived NM Salinas, LLC	12/9/2022	1/13/2023
Arrived Homes Series Saturn	Arrived NC Saturn, LLC	8/11/2021	8/31/2021
Arrived Homes Series Scepter	Arrived AZ Scepter, LLC	9/20/2021	10/13/2021
Arrived Homes Series Sequoyah	Arrived AR Sequoyah, LLC	10/27/2022	11/9/2022
Arrived Homes Series Shallowford	Arrived TN Shallowford, LLC	6/22/2022	7/12/2022
Arrived Homes Series Shoreline	Arrived SC Shoreline, LLC	5/21/2021	6/18/2021
Arrived Homes Series Sigma	Arrived NC Sigma, LLC	11/24/2021	12/17/2021
Arrived Homes Series Simon	Arrived TN Simon, LLC	6/1/2023	6/14/2023
Arrived Homes Series Sims	Arrived GA Sims, LLC	5/17/2023	5/31/2023
Arrived Homes Series Soapstone	Arrived AR Soapstone, LLC	12/15/2020	10/11/2019
Arrived Homes Series Sodalis	Arrived IN Sodalis, LLC	6/7/2022	6/27/2022
Arrived Homes Series Spencer	Arrived SC Spencer, LLC	6/1/2021	6/22/2021
Arrived Homes Series Splash	Arrived AR Splash, LLC	4/26/2021	5/3/2021
Arrived Homes Series Spring	Arrived SC Spring, LLC	5/23/2022	6/30/2022
Arrived Homes Series Stonebriar	Arrived Homes Series Stonebriar, a series of Arrived Homes, LLC	4/20/2022	4/18/2022
Arrived Homes Series Sugar	Arrived SC Sugar, LLC	6/15/2021	7/7/2021
Arrived Homes Series Summerset	Arrived SC Summerset, LLC	6/1/2021	6/21/2021
Arrived Homes Series Sundance	Arrived NM Sundance, LLC	9/26/2022	10/14/2022
Arrived Homes Series Sunnyside	Arrived Homes Series Sunnyside, a series of Arrived Homes, LLC	11/16/2022	12/20/2022
Arrived Homes Series Swift	Arrived GA Swift, LLC	4/13/2022	4/20/2022
Arrived Homes Series Taylor	Arrived Homes Series Taylor, a series of Arrived Homes, LLC	6/14/2022	6/29/2022
Arrived Homes Series Terracotta	Arrived AZ Terracotta, LLC	1/20/2022	2/4/2022
Arrived Homes Series Theodore	Arrived TN Theodore, LLC	6/1/2023	6/14/2023
Arrived Homes Series Tulip	Arrived Homes Series Tulip, a series of Arrived Homes, LLC	3/8/2022	3/25/2022
Arrived Homes Series Tuscan	Arrived AR Tuscan, LLC	4/26/2021	5/13/2021
Arrived Homes Series Tuscarora	Arrived NM Tuscarora, LLC	9/26/2022	12/22/2022
Arrived Homes Series Tuxford	Arrived SC Tuxford, LLC	1/20/2022	2/9/2022
Arrived Homes Series Vernon	Arrived SC Vernon, LLC	8/10/2021	11/24/2021
Arrived Homes Series Walton	Arrived AR Walton, LLC	6/8/2022	6/24/2022
Arrived Homes Series Wave	Arrived GA Wave, LLC	12/29/2021	2/11/2022
Arrived Homes Series Weldon	Arrived NC Weldon LLC	7/23/2021	9/17/2021
Arrived Homes Series Wellington	Arrived GA Wellington, LLC	6/16/2022	7/7/2022
Arrived Homes Series Wentworth	Arrived AR Wentworth, LLC	4/26/2021	9/24/2021
Arrived Homes Series Wescott	Arrived TN Wescott, LLC	4/18/2022	5/12/2022
Arrived Homes Series Westchester	Arrived SC Westchester, LLC	6/28/2021	7/15/2021
Arrived Homes Series Wildwood	Arrived TN Wildwood, LLC	4/13/2022	4/25/2022
Arrived Homes Series Willow	Arrived AR Willow, LLC	6/15/2022	7/13/2022
Arrived Homes Series Wilson	Arrived AR Wilson, LLC	6/15/2022	7/1/2022
Arrived Homes Series Winchester	Arrived Homes Series Winchester, a series of Arrived Homes, LLC	7/5/2023	7/14/2023
Arrived Homes Series Windsor	Arrived SC Windsor, LLC	6/15/2021	7/22/2021
Arrived Homes Series Winston	Arrived Homes Series Winston, a series of Arrived Homes, LLC	6/22/2022	7/8/2022
Arrived Homes Series Wisteria	Arrived Homes Series Wisteria, a series of Arrived Homes, LLC	3/8/2022	3/29/2022

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (“GAAP”). The Company has adopted a calendar year as its fiscal year.

The Company is an emerging growth company as the term is used in The Jumpstart Our Business Startups Act, enacted on April 5, 2012 and has elected to comply with certain reduced public company reporting requirements; however, the Company may adopt accounting standards based on the effective dates for public entities.

Principles of Consolidation

These consolidated and consolidating financial statements include the accounts of Arrived Homes, LLC and each Series (the “Company”) listed in Note 1. All inter-company transactions and balances have been eliminated on consolidation.

Use of Estimates

The preparation of the consolidated and consolidating financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities at the date of the consolidated and consolidating financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

Deferred Offering Costs

The Company complies with the requirements of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 340-10-S99-1 with regards to offering costs. Prior to the completion of an offering, offering costs are capitalized. The deferred offering costs are charged to members’ equity upon the completion of an offering or to expense if the offering is not completed. Offering costs include offering expense reimbursements and sourcing fees as noted below.

Per the operating agreement, the Manager is eligible to receive up to a maximum of 2% of the gross offering proceeds per the Series offering, as reimbursement for offering expenses including legal, accounting, escrow, underwriting, filing and compliance costs, as applicable, related to a specific offering.

Upon completion of an offering, the Series may also be required to pay the Manager sourcing fees as defined in the offering documents. The Manager is responsible for sourcing and analyzing the Series’ property.

Fair Value of Financial Instruments

FASB guidance specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded instruments and listed equities.

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (e.g., quoted prices of similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active).

Level 3 - Unobservable inputs for the asset or liability. Financial instruments are considered Level 3 when their fair values are determined using pricing models, discounted cash flows or similar techniques and at least one significant model assumption or input is unobservable.

The carrying amounts of the Company’s financial instruments, such as cash, accounts receivable, and other current liabilities approximate fair values due to the short-term nature of these instruments. The estimated fair value of the Company’s long-term debt approximates the carrying value due to the interest rates on this debt approximating current market interest rates.

Management Fee

For all Series qualified prior to July 12, 2022, the Manager received and continues to receive from each such Series an annual asset management fee equal to one percent (1%) of the capital contributions to such Series. For all Series qualified after July 12, 2022, the Manager has received and will continue to receive from such Series an annual asset management fee equal to six tenths of a percent (0.6%) of the purchase price of the series property for such series, paid out of the series’ net operating rental income on a quarterly basis. Additionally, pursuant to the operating agreement, the Manager will receive reimbursements for out-of-pocket expenses in connection with the organization and offerings (up to a maximum of 2% of the gross offering proceeds per series offering), the operations and the acquisition of properties and in connection with third parties providing services to the series. The Manager may also receive a portion of the property management fee and the property disposition fee as described below. With respect to the operating accounts for each series that the Manager maintains with a third-party bank, the Manager will be entitled to receive any interest earned on the cash balances in such accounts. The Manager reserves the right to waive any fees or reimbursements it is due in its sole discretion.

Property Management Fee

The company will appoint an affiliate of the manager or a third-party property management company to serve as property manager to manage the property of each series pursuant to a property management agreement. The fee arrangements for each property management company are set forth below:

Blue Canopy Realty

As compensation for the services provided by the property manager, each series will be charged a property management fee equal to seven percent (7%) of all rents and fees as remitted to the series and paid to the property manager pursuant to the property management agreement.

Marketplace Homes

As compensation for the services provided by the property manager, each series will be charged a property management fee of $70 on a monthly basis and paid to the property manager pursuant to the property management agreement.

Streetlane (formerly Great Jones)

As compensation for the services provided by the property manager, each series will be charged a property management fee equal to eight percent (8%) of all rents and fees as remitted to the series or a minimum property management fee of $99 on a monthly basis and paid to the property manager pursuant to the property management agreement. As of October 2023, all properties formerly managed by Great Jones are now managed by Streetlane as a result of a merger between Streetlane and Great Jones. All property management agreements between the relevant series and Great Jones remain in full force and effect.

Mynd Property Management

As compensation for the services provided by the property manager, each series will be charged a property management fee equal to six percent (6%) of all rents and fees as remitted to the series or a minimum property management fee of $84 on a monthly basis and paid to the property manager pursuant to the property management agreement.

The property manager for each Series is specified in the latest Offering Circular under "The Series Properties Being Offered.”

Property Disposition Fee

Upon the disposition and sale of the Series’ property, the Manager will charge the Series a market rate property disposition fee that will cover property sale expenses such as brokerage commissions, and title, escrow and closing costs. It is expected that the disposition fee charged to the Series will range from six to seven percent of the property sale price. To the extent that the actual property disposition fees are less than the amount charged to the Series, the Manager will receive the difference.

Prepaid and Accrued Expenses

Prepaid expenses consist of prepaid insurance. Accrued expenses include accrued property taxes, dividends, audit and tax fees, and interest payable on the Series’ mortgage.

Deposits

Deposits classified as assets represent security deposits paid or incurred by the Series. Tenant deposit liabilities represent security deposits received by tenant customers. This encompasses deposits administered by property managers and liabilities associated with tenant deposits.

Due From (To) Third-party Property Managers

Due from (to) third-party property managers are uncollateralized obligations due under normal trade terms generally requiring payment within 30 days from the approved prior month financial statements. Due from (to) property managers are presented net of receipts and expenses for the reported month. The Company uses a loss-rate approach based on historical loss information, adjusted for management’s expectations about current and future economic conditions, as the basis to determine expected cash receipts and distributions. Management exercises significant judgment in determining expected credit losses. Key inputs include macroeconomic factors, industry trends, and the creditworthiness of counterparties. Management believes that the composition of receivables at year-end is consistent with historical conditions as credit terms and practices and the property managers have not changed significantly.

The Company and Series determined it was not necessary to record an allowance for credit losses as of December 31, 2023.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. The Company’s property and equipment includes the cost of the purchased property, including the building and related land. The Company allocates certain capitalized title fees and relevant acquisition expenses to the capitalized costs of the building. All capitalized property costs, except for the value attributable to the land, are depreciated using the straight-line method over the estimated useful life of 27.5 years. Additions and property improvements in excess of $5,000 are capitalized and depreciated using the straight-line method over the estimated useful lives of 5-15 years, while routine repairs and maintenance are charged to expense as incurred. At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the statement of comprehensive income.

Impairment of Long-Lived Assets

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell. The Company did not record any impairment losses on long-lived assets for the year ended December 31, 2023.

Operating Expenses

The Series is responsible for the costs and expenses attributable to the activities of the Series. The Manager will bear its own expenses of an ordinary nature. If the operating expenses exceed the amount of revenues generated from a Series property and cannot be covered by any operating expense reserves on the balance sheet of the Series, the Manager may (a) pay such operating expenses and not seek reimbursement, in which case the expenses would be recognized by the Series with a credit to contributed capital. (b) loan the amount of the operating expenses to the Series, on which the Manager and its affiliates may impose a reasonable rate of interest and be entitled to reimbursement of such amount from future revenues generated by Series’ property, and/or (c) cause additional interests to be issued in the Series in order to cover such additional amounts.

Revenue Recognition

The Company and Series adopted ASU 2014-09, Revenue from Contracts with Customers, and its related amendments (collectively known as “ASC 606”), effective at inception using the modified retrospective transition approach applied to all contracts. There were no cumulative impacts that were made. The Company and Series determines revenue recognition through the following steps:

●	Identification of a contract with a customer;

●	Identification of the performance obligations in the contract;

●	Determination of the transaction price;

●	Allocation of the transaction price to the performance obligations in the contract; and

●	Recognition of revenue when or as the performance obligations are satisfied.

Revenue is recognized when control of the promised goods or services is transferred to customers, in an amount that reflects the consideration the Series expects to be entitled to in exchange for those goods or services. As a practical expedient, the Series does not adjust the transaction price for the effects of a significant financing component if, at contract inception, the period between customer payment and the transfer of goods or services is expected to be one year or less.

The Company and Series recognizes rental revenue on a monthly basis when earned.

Comprehensive Income (Loss)

The Company and Series follows FASB ASC 220 in reporting comprehensive income. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Since the Company has no items of other comprehensive income (loss), comprehensive income (loss) is equal to net income (loss).

Organizational Costs

In accordance with FASB ASC 720, Organizational Costs, including accounting fees, legal fees, and costs of incorporation, are expensed as incurred.

Income Taxes

The Company follows FASB ASC 740 when accounting for income taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for temporary differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Each Arrived Homes series is organized as an LLC for legal purposes and makes a subsequent election with the IRS to be treated as a C corporation for tax purposes, pursuant to subchapter C of the Internal Revenue Code.

Furthermore, each series complies with the requirements to be a Real Estate Investment Trust (“REIT”), a special type of C corporation that files tax form 1120-REIT.  A REIT may not be required to pay income tax at the corporate level because this form of corporation is permitted to deduct dividends paid to members’ as an expense.  Therefore, if a REIT paid out all profit and capital gains to its members it could potentially report no taxable income.  Tax losses of REITs are not allocated directly to members but, under current law, losses may be accumulated and carried forward indefinitely and be used to offset up to 80% of taxable income in any future year, thereby reducing the reported taxable income of the REIT.

Most states give REIT’s a deduction for dividends paid. Since our series generally pay dividends in excess of the taxable income generated, there would be no state tax liability in these states. In states that do not give a deduction for dividends paid, there may be a state income tax due that is assessed based on the tax table for that particular state. There is no state tax liability for members based on the locations of properties held in the REIT’s. The rules for state tax loss carryforwards vary by state as some conform to the Federal rules while others have restrictions on timeframes and/or the percentage of loss that can be carried forward.

Recently issued and not yet adopted and adopted accounting pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-02, Leases (Topic 842). This ASU requires a lessee to recognize a right-of-use asset and a lease liability under most operating leases in its balance sheet. The ASU is effective for annual and interim periods beginning after December 15, 2021. Early adoption is permitted. The Company adopted this standard upon inception and it did not have a material impact on their consolidated and consolidating financial statements.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) and has issued subsequent amendments to this guidance. This new standard will replace all current guidance on this topic and eliminate all industry-specific guidance. The new revenue recognition standard provides a unified model to determine when and how revenue is recognized. The core principle is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration for which the entity expects to be entitled in exchange for those goods or services. The guidance is effective for interim and annual periods beginning after December 31, 2018. The standard may be applied either retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. The Company and Series adopted this standard upon inception, and it did not have a material impact on their consolidated and consolidating financial statements.

In June 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-13, Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments, as modified by FASB ASU No. 2019-10 and other subsequently issued related ASUs. The amendments in this Update affect loans, debt securities, trade receivables, and any other financial assets that have the contractual right to receive cash. The ASU requires an entity to recognize expected credit losses rather than incurred losses for financial assets. The amendments in this Update are effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. The Company and Series adopted this new guidance upon inception utilizing the modified retrospective transition method. The adoption of this standard did not have a material impact on the Company’s consolidated and consolidating financial statements, but did change how the allowance for credit losses is determined.

Management does not believe that any other recently issued, but not yet adopted, accounting standards could have a material effect on the accompanying consolidated and consolidating financial statements. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

NOTE 3: GOING CONCERN

The accompanying consolidated and consolidating financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has a lack of liquidity, nominal cash, and has losses from operations since inception. These factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period of time. The Company’s ability to continue as a going concern in the next twelve months from the date of this Annual Report is dependent upon their ability to continue to generate cash flow from their rental properties and/or obtain financing from the Manager. However, there are no assurances that the Company can continue to generate cash flow from their rental properties or that the Manager will always be in the position to provide funding when needed.

Additionally, the following Series have filed for eviction in 2023 due to nonpayment: Bazzel, Belle, Dunbar, Sequoyah, Henry, Martell, and Limestone. Each Series are subject to their municipalities rules and regulations on the processes of evictions. The Manager receives updates from the property managers on a monthly basis when reviewing the status of such evictions.

The consolidated and consolidating financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 4: PROPERTY AND EQUIPMENT

Property and equipment, net consists of the following Series for 2023 and 2022:

December 31, 2023
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
100	$464,472	$154,824	$-	$619,296	$26,742	$592,553
101	479,535	159,845	-	639,380	26,157	613,223
Abbington	361,773	120,591	6,695	489,059	20,403	468,656
Abernant	171,814	57,271	-	229,086	1,562	227,524
Alvin	240,221	80,074	-	320,294	2,184	318,111
Amber	231,434	76,250	-	307,684	18,935	288,748
Apollo	148,028	49,343	-	197,371	8,074	189,297
Aster	192,736	64,093	-	256,829	9,345	247,484
Augusta	224,136	74,712	-	298,848	4,075	294,773
Avebury	219,734	73,245	-	292,978	13,983	278,995
Avondale	248,780	82,927	-	331,707	4,523	327,184
Badminton	192,775	63,750	7,254	263,779	17,767	246,012
Ballinger	225,915	75,305	-	301,220	-	301,220
Bandelier	227,358	122,465	-	349,823	17,913	331,910
Baron	440,147	142,573	-	582,719	24,008	558,711
Basil	153,138	50,625	-	203,763	13,922	189,841
Bayside	193,863	63,750	-	257,613	17,036	240,576
Bazzel	187,453	62,484	19,530	269,468	10,781	258,687
Bedford	211,603	70,534	-	282,138	12,824	269,313
Bella	231,329	77,110	-	308,439	3,505	304,934
Belle	332,313	110,771	-	443,084	17,119	425,965
Belvedere	222,829	74,276	-	297,105	4,051	293,054
Bergenia	164,244	54,748	-	218,993	-	218,993
Blossom	192,230	64,077	-	256,307	9,320	246,986
Bonneau	253,239	84,413	5,330	342,982	13,611	329,371
Brainerd	219,905	72,500	-	292,405	7,997	284,408
Braxton	244,842	80,875	-	325,717	11,871	313,845
Brennan	171,314	57,105	-	228,419	9,863	218,555
Briarwood	157,646	52,549	-	210,195	1,433	208,762
Brooklyn	125,094	41,500	6,328	172,922	5,709	167,213
Burlington	490,374	163,458	-	653,831	26,748	627,084
Butter	286,835	93,724	-	380,558	21,623	358,935
Calvin	178,500	59,500	-	238,000	2,164	235,837
Camino	200,434	66,811	-	267,245	10,325	256,920
Campbell	-	-	-	-	-	-
Cawley	237,152	79,051	-	316,203	3,593	312,610
Centennial	215,425	71,250	-	286,675	19,585	267,090
Chaparral	148,009	49,491	-	197,500	15,987	181,513
Chelsea	232,861	77,620	-	310,481	14,818	295,663
Chester	280,215	93,000	-	373,215	13,586	359,628
Chickamauga	282,098	93,075	-	375,173	10,258	364,915
Chinook	230,186	76,729	7,665	314,580	4,126	310,454
Chitwood	289,031	96,344	-	385,375	14,889	370,485
Clover	249,340	83,113	-	332,453	12,457	319,996
Coatbridge	205,145	67,500	7,962	280,607	18,559	262,048
Collier	268,326	89,442	-	357,769	13,823	343,946
Collinston	159,806	52,500	-	212,306	13,075	199,231
Conway	519,077	171,250	-	690,327	25,167	665,159
Cove	158,950	52,983	-	211,933	3,853	208,080
Creekside	234,815	78,472	-	313,287	12,097	301,191
Creekwood	218,448	72,375	-	290,823	10,591	280,232
Cumberland	223,247	74,416	-	297,662	10,824	286,838
Cupcake	166,444	54,639	8,000	229,083	14,553	214,529
Cypress	275,692	91,250	-	366,942	12,531	354,411
Daisy	227,590	75,863	-	303,453	11,724	291,729

December 31, 2023
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Davidson	160,008	52,500	-	212,508	12,607	199,901
Dawson	171,298	56,250	5,028	232,575	16,478	216,097
Delta	257,741	85,914	-	343,654	17,183	326,471
Dewberry	143,700	47,500	-	191,200	13,064	178,136
Diablo	195,243	103,950	-	299,193	14,282	284,911
Dogwood	182,125	60,000	-	242,125	9,382	232,743
Dolittle	232,183	76,093	-	308,276	17,590	290,687
Dolly	521,147	173,682	-	694,829	26,847	667,983
Dops	154,480	51,250	-	205,730	5,149	200,581
Dorchester	259,980	86,660	-	346,640	13,393	333,247
Dunbar	243,644	81,215	13,811	338,670	13,980	324,690
Eagle	203,903	67,968	7,150	279,021	9,983	269,037
Eastfair	162,575	53,750	-	216,325	14,780	201,546
Eastwood	240,809	80,270	-	321,079	2,189	318,890
Elevation	201,118	65,837	13,996	280,951	18,374	262,577
Ella	197,272	65,757	-	263,030	5,978	257,052
Ellen	187,200	62,400	-	249,600	2,269	247,331
Elm	125,176	41,250	-	166,426	10,733	155,693
Emporia	265,811	88,604	-	354,415	17,721	336,694
Ensenada	365,214	196,000	-	561,214	28,887	532,327
Falcon	204,606	67,500	7,000	279,106	9,380	269,725
Felix	187,146	62,382	6,979	256,507	3,185	253,322
Fenwick	226,605	75,535	-	302,140	4,120	298,020
Fletcher	132,652	44,217	-	176,869	1,608	175,261
Folly	235,178	78,393	8,504	322,074	13,958	308,116
Forest	265,264	87,500	12,474	365,238	24,115	341,123
Foster	236,883	78,961	-	315,843	4,307	311,537
Franklin	225,740	75,247	5,186	306,173	3,852	302,320
Gardens	166,712	55,571	5,548	227,830	10,104	217,726
General	238,814	79,605	-	318,419	3,618	314,801
Goose	189,997	63,332	6,700	260,029	9,306	250,723
Grant	244,818	129,500	-	374,318	19,289	355,029
Greenhill	246,644	82,215	-	328,858	16,443	312,415
Gretal	341,305	112,500	-	453,805	14,480	439,325
Grove	170,579	56,860	13,000	240,439	14,022	226,418
Hadden	166,460	55,487	-	221,947	11,097	210,849
Hansard	229,327	75,709	-	305,035	7,644	297,391
Hansel	305,996	101,999	-	407,994	13,909	394,085
Hargrave	176,640	58,880	-	235,520	2,141	233,379
Harrison	346,265	115,000	-	461,265	16,789	444,477
Henry	325,137	108,379	-	433,516	16,749	416,767
Heritage	220,017	73,339	5,056	298,412	14,185	284,227
Heron	216,890	72,297	5,305	294,492	14,079	280,413
Highland	216,811	72,270	-	289,081	11,169	277,912
Hines	193,050	64,350	8,950	266,350	11,425	254,925
Hobbes	176,871	58,957	-	235,828	2,144	233,684
Holcomb	268,238	89,413	-	357,651	14,631	343,019
Holland	160,008	52,500	-	212,508	13,091	199,416
Hollandaise	276,552	92,184	-	368,736	17,599	351,137
Holloway	256,950	85,000	-	341,950	23,359	318,591
Inglewood	514,831	169,750	-	684,581	24,961	659,619
Irene	132,652	44,217	-	176,869	1,608	175,261
Jack	313,439	104,480	6,782	424,700	20,390	404,310
Jake	445,114	148,371	-	593,485	24,279	569,206
Jefferson	207,755	68,441	-	276,196	6,925	269,271
Jill	302,035	101,838	-	403,872	14,644	389,228
Johnny	442,591	147,497	-	590,089	22,800	567,288
June	442,591	147,497	-	590,089	22,800	567,288
Jupiter	159,802	52,500	-	212,302	13,075	199,227

December 31, 2023
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Kawana	208,216	69,405	-	277,621	13,250	264,371
Kennesaw	321,006	107,002	-	428,008	16,537	411,471
Kenny	521,147	173,682	-	694,829	26,847	667,983
KerriAnn	257,713	85,000	-	342,713	20,305	322,408
Kessler	195,429	65,143	5,526	266,098	11,633	254,464
Kingsley	238,075	78,750	-	316,825	21,451	295,374
Kirkwood	197,564	65,855	-	263,419	11,375	252,044
Korin	210,256	69,716	-	279,972	7,646	272,326
Lallie	280,725	92,500	10,869	384,094	26,121	357,973
Lanier	285,656	95,219	5,121	385,996	16,703	369,293
Lannister	132,923	44,308	6,100	183,331	9,792	173,539
Latte	275,597	91,866	-	367,463	14,197	353,266
Lennox	163,783	53,750	-	217,533	14,393	203,140
Lierly	161,250	53,750	-	215,000	17,265	197,735
Lily	380,574	126,250	31,533	538,356	33,813	504,543
Limestone	221,258	72,500	-	293,758	18,103	275,655
Litton	242,715	80,000	-	322,715	8,826	313,889
Longwoods	203,601	67,867	-	271,468	3,702	267,766
Lookout	260,780	86,927	-	347,707	14,224	333,483
Loretta	518,678	171,250	-	689,928	25,148	664,780
Louis	203,538	67,846	-	271,384	3,701	267,683
Louise	208,392	69,464	-	277,856	12,630	265,226
Lovejoy	222,438	74,146	-	296,584	14,155	282,429
Luna	162,575	53,750	-	216,325	14,780	201,546
Lurleen	165,449	55,150	10,401	230,999	9,502	221,497
Madison	155,520	51,840	-	207,360	8,483	198,877
Mae	267,516	89,172	-	356,688	13,781	342,907
Magnolia	189,690	63,230	7,050	259,970	13,037	246,933
Malbec	241,344	80,225	-	321,568	23,134	298,434
Mammoth	257,706	85,902	-	343,608	15,619	327,989
Marcelo	215,116	71,705	-	286,822	10,430	276,392
Marie	241,848	79,625	-	321,473	8,062	313,411
Marietta	228,678	76,807	-	305,485	11,780	293,705
Marion	192,484	64,161	5,564	262,209	3,963	258,246
Marple	132,652	44,217	-	176,869	2,412	174,457
Martell	196,472	65,491	-	261,963	3,572	258,391
Mary	205,277	68,426	-	273,703	3,732	269,971
Matchingham	160,191	52,273	-	212,463	12,621	199,842
McGregor	227,254	75,751	-	303,005	13,084	289,920
McLovin	343,044	183,750	-	526,794	24,875	501,918
Meadow	242,548	80,000	-	322,548	19,845	302,704
Mimosa	159,969	53,750	-	213,719	6,893	206,826
Mojave	178,180	58,500	8,000	244,680	16,166	228,514
Murphy	224,701	73,612	-	298,312	17,023	281,290
Mycroft	135,657	45,219	-	180,876	2,466	178,409
Nugget	423,141	141,047	-	564,188	23,081	541,108
Odessa	403,261	133,750	-	537,011	32,994	504,017
Olive	175,139	57,500	5,044	237,683	16,820	220,863
Oly	344,549	184,100	-	528,649	26,106	502,542
Onyx	245,598	81,866	15,427	342,891	5,494	337,397
Oscar	188,729	62,910	5,865	257,503	3,055	254,448
Osceola	211,769	70,590	-	282,359	3,850	278,508
Osprey	264,002	88,001	6,901	358,903	15,670	343,233
Otoro	296,828	98,943	6,875	402,646	18,333	384,313
Palmer	220,930	73,643	5,690	300,264	3,822	296,442
Patrick	158,368	52,551	6,319	217,239	17,644	199,594
Peanut	163,038	54,346	-	217,385	9,881	207,503

December 31, 2023
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Pearl	412,412	137,471	-	549,882	22,495	527,387
Pecan	157,052	52,124	-	209,176	16,666	192,509
Peterson	170,723	56,908	-	227,631	1,552	226,079
Piedmont	289,947	97,027	-	386,974	14,937	372,038
Pinot	243,611	81,054	-	324,665	23,352	301,313
Pioneer	431,448	143,816	15,000	590,263	22,772	567,492
Plumtree	151,745	50,738	-	202,483	16,544	185,939
Point	288,748	96,249	-	384,997	16,625	368,372
Porthos	228,114	76,038	-	304,152	3,456	300,696
Quincy	413,303	137,768	-	551,071	21,291	529,780
Redondo	236,941	78,750	-	315,691	9,334	306,357
Regency	208,617	68,750	-	277,367	6,954	270,413
Reginald	329,750	108,750	8,200	446,700	18,038	428,662
Reynolds	324,775	108,258	-	433,033	16,731	416,302
Ribbonwalk	241,740	80,000	-	321,740	19,046	302,694
Richardson	237,659	78,750	-	316,409	11,523	304,886
Richmond	287,745	95,915	-	383,659	2,616	381,043
Ridge	164,536	54,000	-	218,536	14,459	204,077
Ritter	381,271	127,090	-	508,362	20,797	487,565
River	201,388	66,250	-	267,638	17,698	249,940
Riverwalk	298,504	99,501	-	398,005	15,378	382,628
Rooney	242,468	129,500	-	371,968	19,163	352,805
Roseberry	248,204	81,250	-	329,454	21,060	308,394
Rosewood	204,541	68,180	-	272,722	11,777	260,945
Roxy	246,352	82,117	-	328,469	14,184	314,285
Saddlebred	357,856	118,750	17,602	494,208	34,379	459,829
Saint	208,509	112,274	-	320,783	13,901	306,883
Sajni	226,838	75,613	14,142	316,592	8,995	307,597
Salem	241,306	80,225	-	321,531	23,131	298,399
Salinas	172,670	57,557	8,994	239,220	5,682	233,538
Saturn	163,562	53,750	6,480	223,792	16,731	207,061
Scepter	177,069	94,500	-	271,569	14,030	257,539
Sequoyah	187,039	62,000	-	249,039	6,801	242,237
Shallowford	272,709	90,500	-	363,209	13,245	349,964
Shoreline	234,300	77,500	-	311,800	20,590	291,210
Sigma	289,989	96,250	-	386,239	21,046	365,193
Simon	218,698	72,899	-	291,597	3,314	288,283
Sims	206,196	68,732	-	274,929	3,749	271,179
Soapstone	165,000	55,000	-	220,000	17,667	202,333
Sodalis	218,882	72,961	-	291,842	11,276	280,566
Spencer	227,685	75,000	-	302,685	20,784	281,901
Splash	163,770	53,750	-	217,520	15,881	201,639
Spring	187,077	62,359	-	249,436	9,637	239,799
Stonebriar	153,288	51,096	-	204,385	8,826	195,559
Sugar	235,235	77,500	-	312,735	20,684	292,051
Summerset	192,776	63,750	15,526	272,051	18,043	254,009
Sundance	238,965	78,750	7,575	325,290	11,181	314,109
Sunnyside	167,162	55,721	-	222,882	5,572	217,310
Swift	259,781	86,594	5,641	352,015	16,649	335,366
Taylor	173,433	58,010	5,354	236,796	10,362	226,434
Terracotta	208,259	112,139	-	320,398	12,622	307,776
Theodore	217,070	72,357	-	289,427	3,289	286,138
Tulip	239,969	79,990	-	319,959	14,544	305,415
Tuscan	244,164	80,225	-	324,389	23,381	301,008
Tuscarora	252,508	83,998	-	336,505	8,417	328,088
Tuxford	198,079	66,026	-	264,106	12,605	251,501
Vernon	199,031	64,942	-	263,973	17,491	246,482

December 31, 2023
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Walton	226,775	75,592	-	302,367	11,682	290,685
Wave	252,771	84,590	-	337,362	16,085	321,276
Weldon	159,806	52,500	-	212,306	13,075	199,231
Wellington	306,669	101,250	6,650	414,569	16,088	398,481
Wentworth	172,251	56,550	8,000	236,801	15,674	221,127
Wescott	207,088	69,029	-	276,118	11,296	264,822
Westchester	257,791	85,000	-	342,791	22,654	320,137
Wildwood	166,727	55,576	-	222,303	9,599	212,703
Willow	221,118	73,250	-	294,368	10,721	283,647
Wilson	289,478	96,830	5,795	392,103	16,510	375,593
Winchester	200,150	66,717	5,698	272,564	2,806	269,758
Windsor	264,500	87,500	-	352,000	23,244	328,756
Winston	248,565	82,855	-	331,420	12,052	319,369
Wisteria	224,188	74,729	7,912	306,830	13,851	292,979
	$57,656,362	$19,667,892	$481,084	$77,805,338	$3,227,932	$74,577,406

December 31, 2022
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
100	$464,472	$154,824	$-	$619,296	$15,482	$603,813
101	479,535	159,845	-	639,380	8,719	630,661
Abbington	361,773	120,591	-	482,364	6,578	475,786
Abernant	-	-	-	-	-	-
Alvin	-	-	-	-	-	-
Amber	231,434	76,250	-	307,684	10,520	297,164
Apollo	148,028	49,343	-	197,371	2,691	194,680
Aster	192,736	64,093	-	256,829	2,331	254,498
Augusta	-	-	-	-	-	-
Avebury	219,734	73,245	-	292,978	5,993	286,985
Avondale	-	-	-	-	-	-
Badminton	192,775	63,750	-	256,525	10,515	246,010
Ballinger	-	-	-	-	-	-
Bandelier	229,358	122,465	-	351,823	9,730	342,093
Baron	440,147	142,573	-	582,719	7,777	574,943
Basil	153,138	50,625	-	203,763	8,353	195,410
Bayside	193,863	63,750	-	257,613	9,987	247,626
Bazzel	187,453	62,484	19,530	269,468	3,254	266,213
Bedford	211,603	70,534	-	282,138	5,130	277,008
Bella	-	-	-	-	-	-
Belle	332,313	110,771	-	443,084	5,035	438,049
Belvedere	-	-	-	-	-	-
Bergenia	-	-	-	-	-	-
Blossom	192,230	64,077	-	256,307	2,330	253,977
Bonneau	253,239	84,413	5,330	342,982	3,336	339,646
Brainerd	219,905	72,500	-	292,405	-	292,405
Braxton	244,842	80,875	-	325,717	2,961	322,755
Brennan	171,314	57,105	-	228,419	3,634	224,785
Briarwood	-	-	-	-	-	-
Brooklyn	125,094	41,500	6,328	172,922	-	172,922
Burlington	490,374	163,458	-	653,831	8,916	644,915
Butter	286,835	93,724	-	380,558	11,244	369,314
Calvin	-	-	-	-	-	-
Camino	200,434	66,811	-	267,245	3,037	264,208
Campbell	234,555	78,185	-	312,740	3,554	309,186
Cawley	-	-	-	-	-	-
Centennial	215,425	71,250	-	286,675	11,751	274,924
Chaparral	148,009	49,491	-	197,500	10,588	186,912
Chelsea	232,861	77,620	-	310,481	6,351	304,130
Chester	280,215	93,000	-	373,215	2,547	370,667

December 31, 2022
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Chickamauga	282,098	93,075	-	375,173	-	375,173
Chinook	-	-	-	-	-	-
Chitwood	289,031	96,344	-	385,375	4,379	380,995
Clover	241,810	80,603	-	322,413	3,664	318,749
Coatbridge	205,145	67,500	-	272,645	10,568	262,077
Collier	268,326	89,442	-	357,769	4,066	353,703
Collinston	159,806	52,500	-	212,306	7,264	205,042
Conway	519,077	171,250	-	690,327	6,276	684,051
Cove	-	-	-	-	-	-
Creekside	234,815	78,472	-	313,287	3,567	309,720
Creekwood	218,448	72,375	-	290,823	2,645	288,178
Cumberland	223,247	74,416	-	297,662	2,706	294,956
Cupcake	166,444	54,639	8,000	229,083	8,003	221,079
Cypress	275,692	91,250	-	366,942	2,508	364,435
Daisy	227,590	75,863	-	303,453	3,448	300,005
Davidson	160,008	52,500	-	212,508	6,788	205,719
Dawson	171,298	56,250	5,028	232,575	9,243	223,332
Delta	257,741	85,914	-	343,654	7,747	335,907
Dewberry	143,700	47,500	-	191,200	7,838	183,362
Diablo	195,243	103,950	-	299,193	7,141	292,052
Dogwood	182,125	60,000	-	242,125	2,750	239,375
Dolittle	232,183	76,093	-	308,276	9,147	299,130
Dolly	521,147	173,682	-	694,829	7,895	686,935
Dops	154,480	51,250	-	205,730	-	205,730
Dorchester	259,980	86,660	-	346,640	3,939	342,700
Dunbar	243,644	81,215	-	324,859	4,430	320,429
Eagle	203,903	67,968	7,150	279,021	1,854	277,167
Eastfair	162,575	53,750	-	216,325	8,868	207,457
Eastwood	-	-	-	-	-	-
Elevation	201,118	65,837	-	266,955	10,361	256,594
Ella	-	-	-	-	-	-
Ellen	-	-	-	-	-	-
Elm	125,176	41,250	-	166,426	6,133	160,293
Emporia	265,811	88,604	-	354,415	7,970	346,445
Ensenada	366,214	196,000	-	562,214	15,554	546,660
Falcon	204,606	67,500	7,000	279,106	1,237	277,868
Felix	-	-	-	-	-	-
Fenwick	-	-	-	-	-	-
Fletcher	-	-	-	-	-	-
Folly	235,178	78,393	8,504	322,074	3,705	318,369
Forest	265,264	87,500	-	352,764	14,469	338,295
Foster	-	-	-	-	-	-
Franklin	-	-	-	-	-	-
Gardens	166,712	55,571	-	222,283	4,042	218,241
General	-	-	-	-	-	-
Goose	189,997	63,332	6,700	260,029	1,727	258,302
Grant	244,818	129,500	-	374,318	10,386	363,931
Greenhill	246,644	82,215	-	328,858	7,514	321,344
Gretal	341,305	112,500	-	453,805	2,061	451,744
Grove	170,579	56,860	13,000	240,439	5,219	235,221
Hadden	166,460	55,487	-	221,947	5,090	216,857
Hansard	229,327	75,709	-	305,035	-	305,035
Hansel	305,996	101,999	-	407,994	2,782	405,213
Hargrave	-	-	-	-	-	-
Harrison	346,265	115,000	-	461,265	4,215	457,051
Henry	325,137	108,379	-	433,516	4,926	428,590
Heritage	220,017	73,339	5,056	298,412	5,173	293,239

December 31, 2022
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Heron	216,890	72,297	5,305	294,492	5,131	289,361
Highland	216,811	72,270	-	289,081	3,285	285,796
Hines	193,050	64,350	-	257,400	3,510	253,890
Hobbes	-	-	-	-	-	-
Holcomb	268,238	89,413	-	357,651	4,874	352,776
Holland	160,008	52,500	-	212,508	7,273	205,234
Hollandaise	276,552	92,184	-	368,736	7,542	361,194
Holloway	256,950	85,000	-	341,950	14,016	327,934
Inglewood	514,831	169,750	-	684,581	6,223	678,357
Irene	-	-	-	-	-	-
Jack	313,439	104,480	6,782	424,700	7,636	417,064
Jake	445,114	148,371	-	593,485	8,093	585,392
Jefferson	207,755	68,441	-	276,196	-	276,196
Jill	302,035	101,838	-	403,872	3,692	400,180
Johnny	442,591	147,497	-	590,089	6,704	583,384
June	442,591	147,497	-	590,089	6,704	583,384
Jupiter	159,802	52,500	-	212,302	7,264	205,038
Kawana	208,216	69,405	-	277,621	5,679	271,942
Kennesaw	321,006	107,002	-	428,008	4,864	423,144
Kenny	521,147	173,682	-	694,829	7,895	686,935
KerriAnn	257,713	85,000	-	342,713	10,933	331,779
Kessler	195,429	65,143	5,526	266,098	3,416	262,681
Kingsley	238,075	78,750	-	316,825	12,871	303,954
Kirkwood	197,564	65,855	-	263,419	4,191	259,228
Korin	210,256	69,716	-	279,972	-	279,972
Lallie	280,725	92,500	-	373,225	15,346	357,879
Lanier	285,656	95,219	-	380,875	6,059	374,815
Lannister	132,923	44,308	6,100	183,331	3,738	179,593
Latte	275,597	91,866	-	367,463	4,176	363,287
Lennox	163,783	53,750	-	217,533	8,437	209,096
Lierly	161,250	53,750	-	215,000	11,402	203,598
Lily	380,574	126,250	31,533	538,356	18,828	519,529
Limestone	221,258	72,500	-	293,758	10,057	283,700
Litton	242,715	80,000	-	322,715	-	322,715
Longwoods	-	-	-	-	-	-
Lookout	260,780	86,927	-	347,707	4,741	342,965
Loretta	518,678	171,250	-	689,928	6,272	683,656
Louis	-	-	-	-	-	-
Louise	208,392	69,464	-	277,856	5,052	272,804
Lovejoy	222,438	74,146	-	296,584	6,015	290,569
Luna	162,575	53,750	-	216,325	8,868	207,457
Lurleen	165,449	55,150	10,401	230,999	173	230,826
Madison	155,520	51,840	-	207,360	2,828	204,533
Mae	267,516	89,172	-	356,688	4,053	352,635
Magnolia	189,690	63,230	7,050	259,970	4,729	255,241
Malbec	241,344	80,225	-	321,568	14,358	307,210
Mammoth	257,706	85,902	-	343,608	6,247	337,361
Marcelo	215,116	71,705	-	286,822	2,607	284,214
Marie	241,848	79,625	-	321,473	-	321,473
Marietta	228,678	76,807	-	305,485	3,491	301,994
Marion	-	-	-	-	-	-
Marple	-	-	-	-	-	-
Martell	-	-	-	-	-	-
Mary	-	-	-	-	-	-
Matchingham	160,191	52,273	-	212,463	6,796	205,667
McGregor	227,254	75,751	-	303,005	4,821	298,184

December 31, 2022
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
McLovin	343,044	183,750	-	526,794	12,438	514,356
Meadow	242,548	80,000	-	322,548	11,025	311,523
Mimosa	162,469	53,750	-	216,219	983	215,236
Mojave	178,180	58,500	8,000	244,680	9,117	235,563
Murphy	224,701	73,612	-	298,312	8,852	289,461
Mycroft	-	-	-	-	-	-
Nugget	423,141	141,047	-	564,188	7,694	556,495
Odessa	403,261	133,750	-	537,011	18,330	518,681
Olive	175,139	57,500	5,044	237,683	9,443	228,240
Oly	344,549	184,100	-	528,649	13,577	515,071
Onyx	-	-	-	-	-	-
Oscar	-	-	-	-	-	-
Osceola	-	-	-	-	-	-
Osprey	264,002	88,001	6,901	358,903	4,690	354,213
Otoro	296,828	98,943	-	395,771	7,350	388,421
Palmer	-	-	-	-	-	-
Patrick	158,368	52,551	-	210,919	11,030	199,889
Peanut	163,038	54,346	-	217,385	3,952	213,432
Pearl	412,412	137,471	-	549,882	7,498	542,384
Pecan	157,052	52,124	-	209,176	10,941	198,235
Peterson	-	-	-	-	-	-
Piedmont	289,947	97,027	-	386,974	4,410	382,564
Pinot	243,611	81,054	-	324,665	14,494	310,171
Pioneer	446,448	143,816	-	590,263	6,537	583,726
Plumtree	151,745	50,738	-	202,483	11,009	191,474
Point	288,748	96,249	-	384,997	6,125	378,872
Porthos	-	-	-	-	-	-
Quincy	413,303	137,768	-	551,071	6,262	544,809
Redondo	236,941	78,750	-	315,691	717	314,974
Regency	208,617	68,750	-	277,367	-	277,367
Reginald	329,750	108,750	8,200	446,700	4,396	442,303
Reynolds	324,775	108,258	-	433,033	4,921	428,112
Ribbonwalk	241,740	80,000	-	321,740	10,256	311,484
Richardson	237,659	78,750	-	316,409	2,876	313,533
Richmond	-	-	-	-	-	-
Ridge	164,536	54,000	-	218,536	8,476	210,060
Ritter	381,271	127,090	-	508,362	6,932	501,430
River	201,388	66,250	-	267,638	10,375	257,264
Riverwalk	298,504	99,501	-	398,005	4,523	393,483
Rooney	243,218	129,500	-	372,718	10,318	362,399
Roseberry	248,204	81,250	-	329,454	12,034	317,420
Rosewood	204,541	68,180	-	272,722	4,339	268,383
Roxy	246,352	82,117	-	328,469	5,226	323,243
Saddlebred	357,856	118,750	17,602	494,208	19,101	475,107
Saint	208,509	112,274	-	320,783	6,339	314,445
Sajni	-	-	-	-	-	-
Salem	241,306	80,225	-	321,531	14,356	307,174
Salinas	-	-	-	-	-	-

December 31, 2022
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Saturn	163,562	53,750	6,480	223,792	8,171	215,621
Scepter	178,069	94,500	-	272,569	7,554	265,014
Sequoyah	187,039	62,000	-	249,039	-	249,039
Shallowford	272,709	90,500	-	363,209	3,317	359,892
Shoreline	234,300	77,500	-	311,800	12,070	299,730
Sigma	292,989	96,250	-	389,239	10,654	378,585
Simon	-	-	-	-	-	-
Sims	-	-	-	-	-	-
Soapstone	165,000	55,000	-	220,000	11,667	208,333
Sodalis	218,882	72,961	-	291,842	3,316	288,526
Spencer	227,685	75,000	-	302,685	12,470	290,215
Splash	163,770	53,750	-	217,520	9,925	207,594
Spring	187,077	62,359	-	249,436	2,835	246,601
Stonebriar	153,288	51,096	-	204,385	3,252	201,133
Sugar	235,235	77,500	-	312,735	12,125	300,610
Summerset	192,776	63,750	-	256,526	10,515	246,010
Sundance	238,965	78,750	7,575	325,290	975	324,315
Sunnyside	171,440	56,443	-	227,882	-	227,882
Swift	259,781	86,594	5,641	352,015	6,075	345,941
Taylor	173,433	58,010	5,354	236,796	2,994	233,803
Terracotta	208,259	112,139	-	320,398	5,049	315,349
Theodore	-	-	-	-	-	-
Tulip	239,969	79,990	-	319,959	5,817	314,141
Tuscan	244,164	80,225	-	324,389	14,502	309,887
Tuscarora	252,508	83,998	-	336,505	-	336,505
Tuxford	198,079	66,026	-	264,106	5,402	258,704
Vernon	199,031	64,942	-	263,973	7,841	256,133
Walton	226,775	75,592	-	302,367	3,436	298,931
Wave	252,771	84,590	-	337,362	6,921	330,441
Weldon	159,806	52,500	-	212,306	7,264	205,042
Wellington	306,669	101,250	-	407,919	3,708	404,211
Wentworth	172,251	56,550	8,000	236,801	8,841	227,961
Wescott	207,088	69,029	-	276,118	3,765	272,352
Westchester	257,791	85,000	-	342,791	13,280	329,511
Wildwood	166,727	55,576	-	222,303	3,537	218,766
Willow	221,118	73,250	-	294,368	2,676	291,692
Wilson	290,490	96,830	5,795	393,115	4,788	388,328
Winchester	-	-	-	-	-	-
Windsor	264,500	87,500	-	352,000	13,626	338,374
Winston	248,565	82,855	-	331,420	3,013	328,407
Wisteria	224,188	74,729	-	298,918	5,435	293,483
	$48,798,030	$16,705,656	$248,913	$65,752,599	$1,280,287	$64,472,312

NOTE 5: MORTGAGE PAYABLE, NET

The Company has mortgages with Arvest Bank, Certain Lending and Arrived Holding Inc.(a related party and Manager of the Company. The following is a summary of the mortgages by each Series:

DECEMBER 31, 2023
Series	Lender	Address	State	Mortgage Principal	Financing Strategy	Term	Interest Only Period	Interest Rate
Amber	Certain Lending	7312 Amberly Hills Rd, Charlotte, NC 28215	NC	$200,830	Term	30	7	3.875%
Apollo	Certain Lending	609 Marguerite Drive, Huntsville, AL 35808	AL	136,500	Term	30	7	5.625%
Aster	Certain Lending	490 W Aster Avenue, Farmington, AR 72730	AR	127,500	Term	30	7	6.625%
Avebury	Certain Lending	287 Avebury Rd, Meridianville, AL 35759	AL	203,000	Term	30	7	3.875%
Badminton	Certain Lending	414 Badminton Ct, Lexington, SC 29072	SC	174,200	Term	30	5	4.625%
Bandelier	Certain Lending	6180 W Bandelier Ct, Tucson, AZ 85742	AZ	244,930	Term	30	7	3.875%
Basil	Certain Lending	317 Morning Creek Dr, Easley, SC 29640	SC	131,625	Term	30	5	4.625%
Bayside	Certain Lending	59 Bayside Ct, Columbia, SC 29229	SC	165,750	Term	30	7	4.625%
Bedford	Certain Lending	808 Derby Downs Ct, Elgin, SC 29045	SC	196,000	Term	30	7	3.875%
Brainerd	Arrived Holdings	1307 Vance Road, Chattanooga, TN 37421	TN	145,000	Term	30	5	5.950%
Brennan	Certain Lending	1305 19th Avenue SW, Decatur, AL 35603	AL	157,500	Term	30	7	5.625%
Brooklyn	Arrived Holdings	2261 Reece Boulevard, Tuscaloosa, AL 35401	AL	83,000	Term	30	5	5.950%
Butter	Certain Lending	162 Lucky Day Dr, Summerville, SC 29486	SC	262,426	Term	30	7	3.875%
Centennial	Certain Lending	726 Centennial St, Gastonia, NC 28056	NC	190,000	Term	30	5	4.625%
Chaparral	Arvest Bank	4309 W Chaparral Ln, Fayetteville, AR 72704	AR	104,310	Term	10	5	4.00%
Chelsea	Certain Lending	274 Chelsea Park Rd, Chelsea, AL 35043	AL	215,492	Term	30	7	3.875%
Chester	Certain Lending	6097 Amber Forest Trail, Hixson, TN 37343	TN	186,000	Term	30	7	6.625%
Coatbridge	Certain Lending	172 Coatbridge Dr, Blythewood, SC 29016	SC	175,500	Term	30	5	4.625%
Collinston	Certain Lending	1507 Collinston Dr, Gastonia, NC 28052	NC	136,500	Term	30	5	3.875%
Creekwood	Certain Lending	361 Harbor Glen Drive SW, Madison, AL 35756	AL	144,750	Term	30	7	6.625%
Cupcake	Certain Lending	358 N Mojave St, Farmington, AR 72730	AR	152,989	Term	30	7	3.875%
Cypress	Certain Lending	3450 Cypress Club Trail, Austell, GA 30106	GA	182,500	Term	30	7	6.625%
Davidson	Certain Lending	922 W Davidson St, Gastonia, NC 28052	NC	147,000	Term	30	7	3.875%
Dawson	Certain Lending	313 Dawsons Park Dr, Lexington, SC 29072	SC	146,250	Term	30	5	4.625%
Delta	Certain Lending	5042 Rapahoe Trl, Atlanta, GA 30349	GA	226,800	Term	30	7	3.875%
Dewberry	Certain Lending	130 Bonhomme Cir, Lexington, SC 29072	SC	121,225	Term	30	5	4.625%
Diablo	Certain Lending	6566 S Diablo Dr, Tucson, AZ 85757	AZ	207,900	Term	30	7	3.875%
Dolittle	Certain Lending	204 Doolittle Dr, Chapin, SC 29036	SC	207,577	Term	30	7	3.875%
Eagle	Certain Lending	554 N Goose Crossing, Farmington, AR 72730	AR	135,000	Term	30	7	6.625%
Eastfair	Certain Lending	461 Eastfair Dr, Columbia, SC 29209	SC	150,000	Term	30	5	4.625%
Elevation	Certain Lending	305 Elevation Ct, Inman, SC 29349	SC	172,250	Term	30	5	4.625%

DECEMBER 31, 2023
Series	Lender	Address	State	Mortgage Principal	Financing Strategy	Term	Interest Only Period	Interest Rate
Elm	Certain Lending	1231 Tolliver St, Columbia, SC 29201	SC	107,250	Term	30	5	4.625%
Emporia	Certain Lending	625 Emporia Loop, McDonough, GA 30253	GA	245,000	Term	30	7	3.875%
Ensenada	Certain Lending	6293 N Ensenada Ct, Aurora, CO 80019	CO	392,000	Term	30	7	3.875%
Falcon	Certain Lending	375 Canada Dr, Farmington, AR 72730	AR	135,000	Term	30	7	6.625%
Forest	Certain Lending	407 Forest Hills Rd, Summerville, SC 29486	SC	227,500	Term	30	5	4.625%
Gardens	Certain Lending	2014 Inverness Pkwy, Tuscaloosa, AL 35405	AL	136,500	Term	30	7	4.750%
Goose	Certain Lending	561 N Goose Crossing, Farmington, AR 72730	AR	125,750	Term	30	7	6.625%
Grant	Certain Lending	1770 Grant Ct, Braselton, GA 30517	GA	259,000	Term	30	7	3.875%
Greenhill	Certain Lending	640 Frow Dr, Elgin, SC 29045	SC	227,784	Term	30	7	3.875%
Grove	Certain Lending	109 Annie Lane, Pleasant Grove, AL 35127	AL	157,500	Term	30	7	4.750%
Hadden	Certain Lending	142 Hadden St, Duncan, SC 29334	SC	143,500	Term	30	7	3.875%
Hansel	Certain Lending	4457 Jack Faulk St, Murfreesboro, TN 37127	TN	201,995	Term	30	7	6.625%
Harrison	Certain Lending	5776 Caney Ridge Circle, Ooltewah, TN 37363	TN	230,000	Term	30	7	6.625%
Heritage	Certain Lending	432 The Gables Drive, McDonough, GA 30253	GA	203,000	Term	30	7	4.750%
Heron	Certain Lending	8334 Whitehaven Drive, North Charleston, SC 29420	SC	200,900	Term	30	7	4.750%
Holland	Certain Lending	910 N Ransom St, Gastonia, NC 28052	NC	147,000	Term	30	5	4.625%
Hollandaise	Certain Lending	741 Hollandale Rd, La Vergne, TN 37086	TN	255,500	Term	30	7	3.875%
Holloway	Certain Lending	601 W Czardas Way, Woodruff, SC 29388	SC	221,000	Term	30	5	4.625%
Jack	Certain Lending	4434 Jack Faulk St, Murfreesboro, TN 37127	TN	289,629	Term	30	7	4.375%
Jill	Certain Lending	4481 Jack Faulk Street, Murfreesboro, TN 37127	TN	201,320	Term	30	7	6.625%
Jupiter	Certain Lending	930 Junius St, Gastonia, NC 28052	NC	139,750	Term	30	5	4.625%
Kawana	Certain Lending	28041 Kawana Ct, Harvest, AL 35749	AL	192,500	Term	30	7	3.875%
KerriAnn	Certain Lending	414 Kerriann Ln, Clayton, NC 27520	NC	238,000	Term	30	7	3.875%
Kessler	Certain Lending	12520 Meadow Oaks Lane, Farmington, AR 72730	AR	128,500	Term	30	7	6.625%
Kingsley	Certain Lending	505 Kingsley View Rd, Blythewood, SC 29016	SC	215,000	Term	30	5	4.625%
Kirkwood	Certain Lending	1064 Cindy Jo Court, Clarksville, TN 37040	TN	182,000	Term	30	7	4.750%
Lallie	Certain Lending	210 Ilderton St, Summerville, SC 29483	SC	240,500	Term	30	5	4.625%
Lanier	Certain Lending	6464 Flowery Way, Flowery Branch, GA 30542	GA	263,900	Term	30	7	4.750%
Lannister	Certain Lending	2263 Reece Blvd, Tuscaloosa, AL 35401	AL	115,500	Term	30	7	6.125%
Lennox	Certain Lending	1320 House St, Columbia, SC 29204	SC	139,750	Term	30	5	4.625%
Lierly	Arvest Bank	4203 W Lierly Ln, Fayetteville, AR 72704	AR	131,100	Term	10	5	4.00%
Lily	Certain Lending	9799 Desert Lily Cir, Colorado Springs, CO 80925	CO	311,500	Term	30	7	3.875%
Limestone	Certain Lending	863 Bergenfield Ln, Chapin, SC 29036	SC	203,000	Term	30	5	3.875%
Litton	Arrived Holdings	7304 Calla Crossing, Knoxville, TN 37918	TN	160,000	Term	30	5	5.95%
Louise	Certain Lending	2615 Lily Way, Northport, AL 35473	AL	182,000	Term	30	7	4.375%
Lovejoy	Certain Lending	2658 Lovejoy Crossing Dr, Hampton, GA 30228	GA	205,100	Term	30	7	3.875%
Luna	Certain Lending	417 Hosea Ct, Lexington, SC 29072	SC	150,000	Term	30	5	4.625%
Lurleen	Arrived Holdings	129 Whitestone Drive Northeast, Huntsville, AL 35810	AL	110,000	Term	30	5	6.990%
Madison	Certain Lending	902 NW Appleby Street, Huntsville, AL 35816	AL	102,500	Term	30	7	6.00%

DECEMBER 31, 2023
Series	Lender	Address	State	Mortgage Principal	Financing Strategy	Term	Interest Only Period	Interest Rate
Magnolia	Certain Lending	4741 Kings Highway, Douglasville, GA 30135	GA	175,000	Term	30	7	5.625%
Malbec	Certain Lending	755 N Malbec Rd, Fayetteville, AR 72704	AR	208,585	Term	30	5	4.625%
Mammoth	Certain Lending	200 Vernon Walk, McDonough, GA 30252	GA	238,000	Term	30	7	4.750%
Marietta	Certain Lending	436 Marietta Ln, Greer, SC 29651	SC	152,113	Term	30	7	6.625%
Matchingham	Certain Lending	1077 Matchingham Dr, Columbia, SC 29223	SC	146,364	Term	30	7	3.875%
McLovin	Certain Lending	10711 Truckee Cir, Commerce City, CO 80022	CO	367,500	Certain Lending	30	7	3.875%
Meadow	Certain Lending	9235 Avery Meadows Dr, Charlotte, NC 28216	NC	214,900	Certain Lending	30	7	3.875%
Mimosa	Arrived Holdings	6208 Mimosa Gardens Drive, Tuscaloosa, AL 35405	AL	107,500	Term	30	5	6.625%
Mojave	Certain Lending	340 N Mojave St, Farmington, AR 72730	AR	163,800	Term	30	7	3.875%
Murphy	Certain Lending	211 Doolittle Dr, Chapin, SC 29036	SC	207,270	Term	30	7	3.875%
Odessa	Certain Lending	4669 S Odessa St, Aurora, CO 80015	CO	374,500	Term	30	7	3.875%
Olive	Certain Lending	240 Tea Olive Ave, Lexington, SC 29073	SC	126,100	Term	30	5	4.625%
Oly	Certain Lending	8880 E 106th Pl, Commerce City, CO 80640	CO	368,200	Term	30	7	3.875%
Otoro	Certain Lending	2970 Parkland Vw, Atlanta, GA 30331	GA	274,400	Term	30	7	3.875%
Patrick	Arvest Bank	4309 W Patrick St, Fayetteville, AR 72704	AR	108,300	Term	10	5	4.00%
Peanut	Certain Lending	160 Roscommon Rd, Tuscaloosa, AL 35405	AL	147,000	Term	30	7	4.750%
Pecan	Arvest Bank	4481 W Pecan St, Fayetteville, AR 72704	AR	112,860	Term	10	5	4.00%
Piedmont	Certain Lending	4774 Brookwood Place, Atlanta, GA 30349	GA	192,500	Term	30	7	6.625%
Pinot	Certain Lending	763 N Malbec Rd, Fayetteville, AR 72704	AR	210,740	Term	30	5	4.625%
Plumtree	Arvest Bank	4455 W Chaparral Ln, Fayetteville, AR 72704	AR	111,150	Term	10	5	4.00%
Point	Certain Lending	1129 Hilliard Lane, Clarksville, TN 37042	TN	267,750	Term	30	7	4.750%
Redondo	Arrived Holdings	8924 Arkansas Road NW, Albuquerque, NM 87120	NM	157,500	Term	30	5	6.625%
Regency	Arrived Holdings	200 Regency Square, Maineville, OH 45039	OH	137,500	Term	30	5	6.990%
Ribbonwalk	Certain Lending	3512 Ribbonwalk Trl, Charlotte, NC 28269	NC	224,000	Term	30	7	3.875%
Ridge	Certain Lending	308 Oristo Ridge Way, West Columbia, SC 29170	SC	140,400	Term	30	5	4.625%
River	Certain Lending	232 Rivers Edge Cir, Simpsonville, SC 29680	SC	172,250	Term	30	5	4.625%
Rooney	Certain Lending	5309 S 18th Pl, Phoenix, AZ 85040	AZ	259,000	Term	30	7	3.875%
Roseberry	Certain Lending	5013 Paddy Field Way, Ladson, SC 29456	SC	211,250	Term	30	5	4.625%
Rosewood	Certain Lending	2633 Lily Way, Northport, AL 35473	AL	189,000	Term	30	7	4.750%
Roxy	Certain Lending	3736 Gray Fox Drive, Clarksville, TN 37040	TN	220,500	Term	30	7	4.750%
Saddlebred	Certain Lending	6213 Saddlebred Way, Colorado Springs, CO 80925	CO	332,500	Term	30	5	3.875%
Saint	Certain Lending	7713 W Long Boat Way, Tucson, AZ 85757	AZ	211,992	Term	30	7	3.875%
Salem	Certain Lending	659 N Salem Rd, Fayetteville, AR 72704	AR	212,550	Term	30	5	4.625%
Saturn	Certain Lending	923 Jupiter St, Gastonia, NC 28052	NC	139,750	Term	30	5	4.625%
Scepter	Certain Lending	216 E Scepter Ln, Vail, AZ 85641	AZ	189,000	Term	30	5	3.875%

DECEMBER 31, 2023
Series	Lender	Address	State	Mortgage Principal	Financing Strategy	Term	Interest Only Period	Interest Rate
Sequoyah	Arrived Holdings	981 E Starling St, Fayetteville, AR 72704	AR	124,000	Term	30	5	6.490%
Shallowford	Certain Lending	7258 Noah Reid Road, Chattanooga, TN 37421	TN	181,000	Term	30	7	6.625%
Shoreline	Certain Lending	606 Shoreline Blvd, Boiling Springs, SC 29316	SC	211,900	Term	30	5	4.625%
Sigma	Certain Lending	116 Canvasback Dr, Durham, NC 27704	NC	269,500	Term	30	7	3.875%
Soapstone	Arvest Bank	4672 W Soapstone Dr, Fayetteville, AR 72704	AR	128,250	Term	10	5	4.00%
Spencer	Certain Lending	9621 Spencer Woods Rd, Ladson, SC 29457	SC	195,000	Term	30	5	4.625%
Splash	Arvest Bank	994 S Splash Dr, Fayetteville, AR 72701	AR	122,500	Term	10	5	4.00%
Stonebriar	Certain Lending	4342 Winchester Hills Drive, Birmingham, AL 35215	AL	134,400	Term	30	7	4.750%
Sugar	Certain Lending	300 Southern Sugar Ave, Moncks Corner, SC 29461	SC	201,500	Term	30	5	4.625%
Summerset	Certain Lending	2016 Culloden Dr, Summerville, SC 29483	SC	165,750	Term	30	5	4.625%
Sundance	Arrived Holdings	620 Creekside Avenue SW, Los Lunas, NM 87031	NM	157,500	Term	30	5	6.625%
Taylor	Certain Lending	2209 44th Avenue, Northport, AL 35476	AL	115,000	Term	30	7	6.625%
Terracotta	Certain Lending	10954 E Oak Grove Pl, Tucson, AZ 85747	AZ	222,600	Term	30	7	3.875%
Tulip	Certain Lending	7339 Tulip Trestle Ct, Northport, AL 35473	AL	221,900	Term	30	7	4.750%
Tuscan	Arvest Bank	3474 W Tuscan Rd, Fayetteville, AR 72704	AR	181,480	Term	10	5	4.00%
Tuxford	Certain Lending	958 Tuxford Trl, Elgin, SC 29045	SC	178,500	Term	30	7	3.875%
Vernon	Certain Lending	135 McMakin Dr, Lyman, SC 29365	SC	181,837	Term	30	7	3.875%
Wave	Certain Lending	7491 Waverly Loop, Fairburn, GA 30213	GA	224,000	Term	30	7	3.875%
Weldon	Certain Lending	914 N Ransom St, Gastonia, NC 28052	NC	136,500	Term	30	5	3.875%
Wentworth	Certain Lending	352 N Mojave St, Farmington, AR 72730	AR	158,340	Term	30	7	3.875%
Wescott	Certain Lending	416 Sandburg Drive, Clarksville, TN 37042	TN	136,250	Term	30	7	6.125%
Westchester	Certain Lending	488 Forest Creek Way, Elgin, SC 29045	SC	198,900	Term	30	5	4.625%
Wildwood	Certain Lending	1672 Southern Heights Circle SE, Cleveland, TN 37311	TN	110,000	Term	30	7	5.50%
Windsor	Certain Lending	3910 Greico Rd, North Charleston, SC 29420	SC	227,500	Term	30	5	4.625%
Wisteria	Certain Lending	9300 Cotton Fields Cr, Tuscaloosa, AL 35405	AL	207,477	Term	30	7	4.750%
				$24,211,338

DECEMBER 31, 2022
Series	Lender	Address	State	Mortgage Principal	Financing Strategy	Term	Interest Only Period	Interest Rate
Amber	Certain Lending	7312 Amberly Hills Rd, Charlotte, NC 28215	NC	$200,830	Term	30	7	3.875%
Apollo	Certain Lending	609 Marguerite Drive, Huntsville, AL 35808	AL	136,500	Term	30	7	5.625%
Aster	Certain Lending	490 W Aster Avenue, Farmington, AR 72730	AR	127,500	Term	30	7	6.625%
Avebury	Certain Lending	287 Avebury Rd, Meridianville, AL 35759	AL	203,000	Term	30	7	3.875%
Badminton	Certain Lending	414 Badminton Ct, Lexington, SC 29072	SC	174,200	Term	30	5	4.625%
Bandelier	Certain Lending	6180 W Bandelier Ct, Tucson, AZ 85742	AZ	244,930	Term	30	7	3.875%
Basil	Certain Lending	317 Morning Creek Dr, Easley, SC 29640	SC	131,625	Term	30	5	4.625%
Bayside	Certain Lending	59 Bayside Ct, Columbia, SC 29229	SC	165,750	Term	30	7	4.625%
Bedford	Certain Lending	808 Derby Downs Ct, Elgin, SC 29045	SC	196,000	Term	30	7	3.875%
Brainerd	Arrived Holdings	1307 Vance Road, Chattanooga, TN 37421	TN	145,000	Term	30	5	5.950%
Brennan	Certain Lending	1305 19th Avenue SW, Decatur, AL 35603	AL	157,500	Term	30	7	5.625%
Brooklyn	Arrived Holdings	2261 Reece Boulevard, Tuscaloosa, AL 35401	AL	83,000	Term	30	5	5.950%
Butter	Certain Lending	162 Lucky Day Dr, Summerville, SC 29486	SC	262,426	Term	30	7	3.875%
Centennial	Certain Lending	726 Centennial St, Gastonia, NC 28056	NC	190,000	Term	30	5	4.625%
Chaparral	Arvest Bank	4309 W Chaparral Ln, Fayetteville, AR 72704	AR	104,310	Term	10	5	4.00%
Chelsea	Certain Lending	274 Chelsea Park Rd, Chelsea, AL 35043	AL	215,492	Term	30	7	3.875%
Chester	Certain Lending	6097 Amber Forest Trail, Hixson, TN 37343	TN	186,000	Term	30	7	6.625%
Coatbridge	Certain Lending	172 Coatbridge Dr, Blythewood, SC 29016	SC	175,500	Term	30	5	4.625%
Collinston	Certain Lending	1507 Collinston Dr, Gastonia, NC 28052	NC	136,500	Term	30	5	3.875%
Creekwood	Certain Lending	361 Harbor Glen Drive SW, Madison, AL 35756	AL	144,750	Term	30	7	6.625%
Cupcake	Certain Lending	358 N Mojave St, Farmington, AR 72730	AR	152,989	Term	30	7	3.875%
Cypress	Certain Lending	3450 Cypress Club Trail, Austell, GA 30106	GA	182,500	Term	30	7	6.625%
Davidson	Certain Lending	922 W Davidson St, Gastonia, NC 28052	NC	147,000	Term	30	7	3.875%
Dawson	Certain Lending	313 Dawsons Park Dr, Lexington, SC 29072	SC	146,250	Term	30	5	4.625%
Delta	Certain Lending	5042 Rapahoe Trl, Atlanta, GA 30349	GA	226,800	Term	30	7	3.875%
Dewberry	Certain Lending	130 Bonhomme Cir, Lexington, SC 29072	SC	121,225	Term	30	5	4.625%
Diablo	Certain Lending	6566 S Diablo Dr, Tucson, AZ 85757	AZ	207,900	Term	30	7	3.875%
Dolittle	Certain Lending	204 Doolittle Dr, Chapin, SC 29036	SC	207,577	Term	30	7	3.875%
Eagle	Certain Lending	554 N Goose Crossing, Farmington, AR 72730	AR	135,500	Term	30	7	6.625%
Eastfair	Certain Lending	461 Eastfair Dr, Columbia, SC 29209	SC	150,000	Term	30	5	4.625%
Elevation	Certain Lending	305 Elevation Ct, Inman, SC 29349	SC	172,250	Term	30	5	4.625%

DECEMBER 31, 2022
Series	Lender	Address	State	Mortgage Principal	Financing Strategy	Term	Interest Only Period	Interest Rate
Elm	Certain Lending	1231 Tolliver St, Columbia, SC 29201	SC	107,250	Term	30	5	4.625%
Emporia	Certain Lending	625 Emporia Loop, McDonough, GA 30253	GA	245,000	Term	30	7	3.875%
Ensenada	Certain Lending	6293 N Ensenada Ct, Aurora, CO 80019	CO	392,000	Term	30	7	3.875%
Falcon	Certain Lending	375 Canada Dr, Farmington, AR 72730	AR	135,000	Term	30	7	6.625%
Forest	Certain Lending	407 Forest Hills Rd, Summerville, SC 29486	SC	227,500	Term	30	5	4.625%
Gardens	Certain Lending	2014 Inverness Pkwy, Tuscaloosa, AL 35405	AL	136,500	Term	30	7	4.750%
Goose	Certain Lending	561 N Goose Crossing, Farmington, AR 72730	AR	125,750	Term	30	7	6.625%
Grant	Certain Lending	1770 Grant Ct, Braselton, GA 30517	GA	259,000	Term	30	7	3.875%
Greenhill	Certain Lending	640 Frow Dr, Elgin, SC 29045	SC	227,784	Term	30	7	3.875%
Grove	Certain Lending	109 Annie Lane, Pleasant Grove, AL 35127	AL	157,500	Term	30	7	4.750%
Hadden	Certain Lending	142 Hadden St, Duncan, SC 29334	SC	143,500	Term	30	7	3.875%
Hansel	Certain Lending	4457 Jack Faulk St, Murfreesboro, TN 37127	TN	201,995	Term	30	7	6.625%
Harrison	Certain Lending	5776 Caney Ridge Circle, Ooltewah, TN 37363	TN	230,000	Term	30	7	6.625%
Heritage	Certain Lending	432 The Gables Drive, McDonough, GA 30253	GA	203,000	Term	30	7	4.750%
Heron	Certain Lending	8334 Whitehaven Drive, North Charleston, SC 29420	SC	200,900	Term	30	7	4.750%
Holland	Certain Lending	910 N Ransom St, Gastonia, NC 28052	NC	147,000	Term	30	5	4.625%
Hollandaise	Certain Lending	741 Hollandale Rd, La Vergne, TN 37086	TN	255,500	Term	30	7	3.875%
Holloway	Certain Lending	601 W Czardas Way, Woodruff, SC 29388	SC	221,000	Term	30	5	4.625%
Jack	Certain Lending	4434 Jack Faulk St, Murfreesboro, TN 37127	TN	289,629	Term	30	7	4.375%
Jill	Certain Lending	4481 Jack Faulk Street, Murfreesboro, TN 37127	TN	201,320	Term	30	7	6.625%
Johnny	Certain Lending	518 Yokley Drive, Nashville, TN 37207	TN	463,200	Bridge	1	1	11.50%
June	Certain Lending	520 Yokley Drive, Nashville, TN 37207	TN	463,200	Bridge	1	1	11.50%
Jupiter	Certain Lending	930 Junius St, Gastonia, NC 28052	NC	139,750	Term	30	5	4.625%
Kawana	Certain Lending	28041 Kawana Ct, Harvest, AL 35749	AL	192,500	Term	30	7	3.875%
KerriAnn	Certain Lending	414 Kerriann Ln, Clayton, NC 27520	NC	238,000	Term	30	7	3.875%
Kessler	Certain Lending	12520 Meadow Oaks Lane, Farmington, AR 72730	AR	128,500	Term	30	7	6.625%
Kingsley	Certain Lending	505 Kingsley View Rd, Blythewood, SC 29016	SC	215,000	Term	30	5	4.625%
Kirkwood	Certain Lending	1064 Cindy Jo Court, Clarksville, TN 37040	TN	182,000	Term	30	7	4.750%
Lallie	Certain Lending	210 Ilderton St, Summerville, SC 29483	SC	240,500	Term	30	5	4.625%
Lanier	Certain Lending	6464 Flowery Way, Flowery Branch, GA 30542	GA	263,900	Term	30	7	4.750%
Lannister	Certain Lending	2263 Reece Blvd, Tuscaloosa, AL 35401	AL	115,500	Term	30	7	6.125%
Lennox	Certain Lending	1320 House St, Columbia, SC 29204	SC	139,750	Term	30	5	4.625%
Lierly	Arvest Bank	4203 W Lierly Ln, Fayetteville, AR 72704	AR	131,100	Term	10	5	4.00%
Lily	Certain Lending	9799 Desert Lily Cir, Colorado Springs, CO 80925	CO	311,500	Term	30	7	3.875%
Limestone	Certain Lending	863 Bergenfield Ln, Chapin, SC 29036	SC	203,000	Term	30	5	3.875%
Litton	Arrived Holdings	7304 Calla Crossing, Knoxville, TN 37918	TN	160,000	Term	30	5	5.95%
Louise	Certain Lending	2615 Lily Way, Northport, AL 35473	AL	182,000	Term	30	7	4.375%
Lovejoy	Certain Lending	2658 Lovejoy Crossing Dr, Hampton, GA 30228	GA	205,100	Term	30	7	3.875%
Luna	Certain Lending	417 Hosea Ct, Lexington, SC 29072	SC	150,000	Term	30	5	4.625%
Lurleen	Arrived Holdings	129 Whitestone Drive Northeast, Huntsville, AL 35810	AL	110,000	Term	30	5	6.990%
Madison	Certain Lending	902 NW Appleby Street, Huntsville, AL 35816	AL	102,500	Term	30	7	6.00%

DECEMBER 31, 2022
Series	Lender	Address	State	Mortgage Principal	Financing Strategy	Term	Interest Only Period	Interest Rate
Magnolia	Certain Lending	4741 Kings Highway, Douglasville, GA 30135	GA	175,000	Term	30	7	5.625%
Malbec	Certain Lending	755 N Malbec Rd, Fayetteville, AR 72704	AR	208,585	Term	30	5	4.625%
Mammoth	Certain Lending	200 Vernon Walk, McDonough, GA 30252	GA	238,000	Term	30	7	4.750%
Marietta	Certain Lending	436 Marietta Ln, Greer, SC 29651	SC	152,113	Term	30	7	6.625%
Matchingham	Certain Lending	1077 Matchingham Dr, Columbia, SC 29223	SC	146,364	Term	30	7	3.875%
McLovin	Certain Lending	10711 Truckee Cir, Commerce City, CO 80022	CO	367,500	Certain Lending	30	7	3.875%
Meadow	Certain Lending	9235 Avery Meadows Dr, Charlotte, NC 28216	NC	214,900	Certain Lending	30	7	3.875%
Mimosa	Arrived Holdings	6208 Mimosa Gardens Drive, Tuscaloosa, AL 35405	AL	107,500	Term	30	5	6.625%
Mojave	Certain Lending	340 N Mojave St, Farmington, AR 72730	AR	163,800	Term	30	7	3.875%
Murphy	Certain Lending	211 Doolittle Dr, Chapin, SC 29036	SC	207,270	Term	30	7	3.875%
Odessa	Certain Lending	4669 S Odessa St, Aurora, CO 80015	CO	374,500	Term	30	7	3.875%
Olive	Certain Lending	240 Tea Olive Ave, Lexington, SC 29073	SC	126,100	Term	30	5	4.625%
Oly	Certain Lending	8880 E 106th Pl, Commerce City, CO 80640	CO	368,200	Term	30	7	3.875%
Otoro	Certain Lending	2970 Parkland Vw, Atlanta, GA 30331	GA	274,400	Term	30	7	3.875%
Patrick	Arvest Bank	4309 W Patrick St, Fayetteville, AR 72704	AR	108,300	Term	10	5	4.00%
Peanut	Certain Lending	160 Roscommon Rd, Tuscaloosa, AL 35405	AL	147,000	Term	30	7	4.750%
Pecan	Arvest Bank	4481 W Pecan St, Fayetteville, AR 72704	AR	112,860	Term	10	5	4.00%
Piedmont	Certain Lending	4774 Brookwood Place, Atlanta, GA 30349	GA	192,500	Term	30	7	6.625%
Pinot	Certain Lending	763 N Malbec Rd, Fayetteville, AR 72704	AR	210,740	Term	30	5	4.625%
Plumtree	Arvest Bank	4455 W Chaparral Ln, Fayetteville, AR 72704	AR	111,150	Term	10	5	4.00%
Point	Certain Lending	1129 Hilliard Lane, Clarksville, TN 37042	TN	267,750	Term	30	7	4.750%
Redondo	Arrived Holdings	8924 Arkansas Road NW, Albuquerque, NM 87120	NM	157,500	Term	30	5	6.625%
Regency	Arrived Holdings	200 Regency Square, Maineville, OH 45039	OH	137,500	Term	30	5	6.990%
Ribbonwalk	Certain Lending	3512 Ribbonwalk Trl, Charlotte, NC 28269	NC	224,000	Term	30	7	3.875%
Ridge	Certain Lending	308 Oristo Ridge Way, West Columbia, SC 29170	SC	140,400	Term	30	5	4.625%
River	Certain Lending	232 Rivers Edge Cir, Simpsonville, SC 29680	SC	172,250	Term	30	5	4.625%
Rooney	Certain Lending	5309 S 18th Pl, Phoenix, AZ 85040	AZ	259,000	Term	30	7	3.875%
Roseberry	Certain Lending	5013 Paddy Field Way, Ladson, SC 29456	SC	211,250	Term	30	5	4.625%
Rosewood	Certain Lending	2633 Lily Way, Northport, AL 35473	AL	189,000	Term	30	7	4.750%
Roxy	Certain Lending	3736 Gray Fox Drive, Clarksville, TN 37040	TN	220,500	Term	30	7	4.750%
Saddlebred	Certain Lending	6213 Saddlebred Way, Colorado Springs, CO 80925	CO	332,500	Term	30	5	3.875%
Saint	Certain Lending	7713 W Long Boat Way, Tucson, AZ 85757	AZ	211,992	Term	30	7	3.875%
Salem	Certain Lending	659 N Salem Rd, Fayetteville, AR 72704	AR	212,550	Term	30	5	4.625%
Saturn	Certain Lending	923 Jupiter St, Gastonia, NC 28052	NC	139,750	Term	30	5	4.625%
Scepter	Certain Lending	216 E Scepter Ln, Vail, AZ 85641	AZ	189,000	Term	30	5	3.875%

DECEMBER 31, 2022
Series	Lender	Address	State	Mortgage Principal	Financing Strategy	Term	Interest Only Period	Interest Rate
Sequoyah	Arrived Holdings	981 E Starling St, Fayetteville, AR 72704	AR	124,000	Term	30	5	6.490%
Shallowford	Certain Lending	7258 Noah Reid Road, Chattanooga, TN 37421	TN	181,000	Term	30	7	6.625%
Shoreline	Certain Lending	606 Shoreline Blvd, Boiling Springs, SC 29316	SC	211,900	Term	30	5	4.625%
Sigma	Certain Lending	116 Canvasback Dr, Durham, NC 27704	NC	269,500	Term	30	7	3.875%
Soapstone	Arvest Bank	4672 W Soapstone Dr, Fayetteville, AR 72704	AR	128,250	Term	10	5	4.00%
Spencer	Certain Lending	9621 Spencer Woods Rd, Ladson, SC 29457	SC	195,000	Term	30	5	4.625%
Splash	Arvest Bank	994 S Splash Dr, Fayetteville, AR 72701	AR	122,500	Term	10	5	4.00%
Stonebriar	Certain Lending	4342 Winchester Hills Drive, Birmingham, AL 35215	AL	134,400	Term	30	7	4.750%
Sugar	Certain Lending	300 Southern Sugar Ave, Moncks Corner, SC 29461	SC	201,500	Term	30	5	4.625%
Summerset	Certain Lending	2016 Culloden Dr, Summerville, SC 29483	SC	165,750	Term	30	5	4.625%
Sundance	Arrived Holdings	620 Creekside Avenue SW, Los Lunas, NM 87031	NM	157,500	Term	30	5	6.625%
Taylor	Certain Lending	2209 44th Avenue, Northport, AL 35476	AL	115,000	Term	30	7	6.625%
Terracotta	Certain Lending	10954 E Oak Grove Pl, Tucson, AZ 85747	AZ	222,600	Term	30	7	3.875%
Tulip	Certain Lending	7339 Tulip Trestle Ct, Northport, AL 35473	AL	221,900	Term	30	7	4.750%
Tuscan	Arvest Bank	3474 W Tuscan Rd, Fayetteville, AR 72704	AR	181,480	Term	10	5	4.00%
Tuxford	Certain Lending	958 Tuxford Trl, Elgin, SC 29045	SC	178,500	Term	30	7	3.875%
Vernon	Certain Lending	135 McMakin Dr, Lyman, SC 29365	SC	181,837	Term	30	7	3.875%
Walton	Certain Lending	3211 SW Stonepoint Avenue, Bentonville, AR 72712	AR	227,200	Bridge	1	1	11.50%
Wave	Certain Lending	7491 Waverly Loop, Fairburn, GA 30213	GA	224,000	Term	30	7	3.875%
Weldon	Certain Lending	914 N Ransom St, Gastonia, NC 28052	NC	136,500	Term	30	5	3.875%
Wentworth	Certain Lending	352 N Mojave St, Farmington, AR 72730	AR	158,340	Term	30	7	3.875%
Wescott	Certain Lending	416 Sandburg Drive, Clarksville, TN 37042	TN	136,250	Term	30	7	6.125%
Westchester	Certain Lending	488 Forest Creek Way, Elgin, SC 29045	SC	198,900	Term	30	5	4.625%
Wildwood	Certain Lending	1672 Southern Heights Circle SE, Cleveland, TN 37311	TN	110,000	Term	30	7	5.50%
Windsor	Certain Lending	3910 Greico Rd, North Charleston, SC 29420	SC	227,500	Term	30	5	4.625%
Wisteria	Certain Lending	9300 Cotton Fields Cr, Tuscaloosa, AL 35405	AL	207,477	Term	30	7	4.750%
				$25,365,438

The mortgages are secured by each Series’ property. As of December 31, 2023 and 2022, the entire principal of the mortgage loans remained outstanding, with maturities dates in excess of one year and thus reflected as non-current liabilities on the consolidated and consolidating balance sheets.

Loan fees incurred in connection with the mortgages were capitalized as a debt discount and are being amortized to interest expenses over the life of the loan. During the years ended December 31, 2023 and 2022, the Company recorded amortization of loan fees of $22,081 and $8,706. As of December 31, 2023, mortgage payable, net of unamortized loan fees of $321,201 was $23,890,137. As of December 31, 2022, mortgage payable, net of unamortized loan fees of $345,408 was $25,020,030.

NOTE 6: MEMBERS’ EQUITY (DEFICIT)

Each Series is managed by Arrived Holdings, Inc., a Delaware corporation and managing member of the Company. Pursuant to the terms of the operating agreement, the Manager will provide certain management and advisory services, as well as management team and appropriate support personnel to the Series.

The Manager will be responsible for directing the management of Series’ business and affairs, managing the day-to-day affairs, and implementing the Series’ investment strategy. The Manager has a unilateral ability to amend the operating agreement and the allocation policy in certain circumstances without the consent of the investors. The investors only have limited voting rights with respect to the Series.

The Manager has sole discretion in determining what distributions, if any, are made to interest holders except as otherwise limited by law or the operating agreement. The Series expects the Manager to make distributions on a quarterly basis. However, the Manager may change the timing of distributions or determine that no distributions shall be made, in its sole discretion.

Membership Interests

During the years ended December 31, 2023, and 2022, 237 and 199 Series, respectively, closed on its public offerings for net proceeds of $56,564,099 and $41,929,196, respectively. The following is a summary of the public offerings by each Series.

December 31, 2023
Series	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
100	69,230	$639,149	$7,055	$14,116
101	71,956	664,766	7,198	14,596
Abbington	54,865	507,153	5,537	11,081
Abernant	-	-	-	-
Alvin	-	-	-	-
Amber	14,303	121,685	1,455	2,930
Apollo	9,027	76,671	912	2,147
Aster	17,269	153,293	1,715	3,885
Augusta	35,196	325,223	3,520	7,057
Avebury	12,513	105,573	1,262	3,005
Avondale	38,902	359,466	3,890	7,784
Badminton	10,764	89,674	1,102	2,205
Ballinger	35,230	326,071	3,523	7,046
Bandelier	14,751	125,763	1,477	2,950
Baron	65,066	601,778	6,530	13,062
Basil	9,454	79,458	956	1,913
Bayside	12,305	104,740	1,231	2,460
Bazzel	29,056	268,312	2,913	5,825
Bedford	12,217	102,855	1,232	2,463
Bella	36,274	335,062	3,627	7,271
Belle	49,925	461,088	4,990	10,082

December 31, 2023
Series	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
Belvedere	34,971	322,875	3,497	6,998
Bergenia	25,889	239,423	2,589	5,178
Blossom	30,473	281,987	3,037	6,135
Bonneau	39,116	361,335	3,875	7,841
Brainerd	19,318	171,485	1,913	4,163
Braxton	37,890	350,696	3,763	7,603
Brennan	10,598	90,622	1,062	2,136
Briarwood	25,368	235,059	2,537	5,074
Brooklyn	11,740	104,727	1,162	2,519
Burlington	72,312	666,971	7,438	14,881
Butter	15,827	135,059	1,611	3,220
Calvin	28,318	262,352	2,832	5,666
Camino	31,028	287,061	3,072	6,206
Campbell	-	-	-	-
Cawley	37,091	342,749	3,709	7,422
Centennial	11,830	107,245	1,183	2,366
Chaparral	10,479	101,646	1,048	2,096
Chelsea	13,747	116,417	1,376	3,267
Chester	24,833	220,731	2,459	5,596
Chickamauga	43,058	397,981	4,309	8,620
Chinook	36,094	333,328	3,609	7,223
Chitwood	44,125	407,796	4,377	8,843
Clover	37,872	350,074	3,778	7,639
Coatbridge	13,090	111,630	1,310	2,620
Collier	39,795	366,895	4,066	8,218
Collinston	10,217	86,539	1,031	2,060
Conway	77,713	718,075	7,745	15,662
Cove	24,633	227,408	2,463	4,939
Creekside	35,809	330,842	3,583	7,239
Creekwood	19,411	172,529	1,922	4,360
Cumberland	34,427	318,531	3,418	6,906
Cupcake	10,755	91,225	1,092	2,183
Cypress	24,604	218,531	2,437	5,527
Daisy	34,940	323,160	3,484	7,041
Davidson	9,244	77,126	924	1,850
Dawson	10,964	93,103	1,097	2,200
Delta	14,508	122,469	1,451	2,910
Dewberry	9,163	77,226	924	1,849
Diablo	12,890	108,110	1,290	2,890
Dogwood	27,779	256,729	2,771	5,612
Dolittle	13,369	112,713	1,337	2,680
Dolly	78,705	727,093	7,863	15,885
Dops	24,064	221,871	2,406	4,813
Dorchester	40,073	370,042	3,982	8,045
Dunbar	36,714	339,081	3,719	7,467
Eagle	18,540	165,218	1,836	3,708
Eastfair	8,473	73,804	860	1,721
Eastwood	37,474	346,808	3,747	7,495
Elevation	12,571	106,933	1,257	2,520
Ella	30,650	283,279	3,067	6,134
Ellen	29,718	274,662	2,972	5,956
Elm	8,210	69,199	821	1,640
Emporia	15,248	128,605	1,526	3,629
Ensenada	23,114	198,133	2,317	4,640
Falcon	18,440	163,783	1,830	4,148

December 31, 2023
Series	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
Felix	29,597	273,851	2,960	5,929
Fenwick	35,502	328,106	3,550	7,104
Fletcher	21,548	199,773	2,155	4,312
Folly	36,241	334,672	3,593	7,259
Forest	16,230	140,988	1,632	3,260
Foster	37,329	344,939	3,733	7,468
Franklin	35,492	327,859	3,549	7,102
Gardens	11,490	99,641	1,162	2,327
General	37,454	346,088	3,745	7,497
Goose	17,270	153,754	1,717	3,471
Grant	16,185	138,704	1,631	3,285
Greenhill	13,651	114,705	1,405	2,810
Gretal	52,308	483,863	5,180	10,465
Grove	10,210	86,767	1,051	2,102
Hadden	10,963	94,215	1,106	2,219
Hansard	35,242	325,232	3,526	7,052
Hansel	26,707	238,147	2,644	5,342
Hargrave	-	-	-	-
Harrison	30,223	267,725	3,028	6,876
Henry	47,145	435,488	4,710	9,515
Heritage	12,495	105,184	1,275	3,022
Heron	12,697	107,181	1,322	3,097
Highland	32,231	297,533	3,208	6,486
Hines	29,495	272,584	2,953	5,943
Hobbes	28,043	259,827	2,804	5,609
Holcomb	40,872	377,785	4,095	8,190
Holland	10,106	85,418	1,032	2,070
Hollandaise	16,441	140,374	1,644	3,292
Holloway	14,754	132,687	1,478	2,957
Inglewood	77,869	720,052	7,732	15,628
Irene	21,540	199,694	2,154	4,312
Jack	18,349	155,481	1,835	4,354
Jake	66,731	616,282	6,638	13,650
Jefferson	31,930	294,664	3,195	6,391
Jill	26,809	238,522	2,654	6,027
Johnny	66,337	612,843	6,074	13,963
June	66,389	613,363	6,660	13,377
Jupiter	10,503	89,088	1,052	2,110
Kawana	12,693	107,816	1,270	2,994
Kennesaw	48,575	448,815	4,842	9,804
Kenny	78,695	726,995	7,861	15,885
KerriAnn	14,605	124,720	1,461	2,930
Kessler	17,066	151,481	1,717	3,894
Kingsley	12,620	112,642	1,269	2,537
Kirkwood	11,347	95,854	1,165	2,761
Korin	32,414	298,485	3,244	6,491
Lallie	15,854	133,432	1,697	3,395
Lanier	16,497	140,138	1,681	3,361
Lannister	9,463	82,045	958	2,067
Latte	41,119	379,491	4,167	8,352
Lennox	10,593	89,971	1,059	2,120
Lierly	9,456	91,723	946	1,891
Lily	24,046	208,894	2,436	4,880

December 31, 2023
Series	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
Limestone	13,708	118,837	1,383	2,770
Litton	21,406	190,072	2,120	4,616
Longwoods	32,138	296,948	3,214	6,428
Lookout	38,597	356,135	3,975	7,984
Loretta	76,933	710,267	7,753	15,662
Louis	32,418	299,924	3,242	6,484
Louise	13,233	113,471	1,322	2,748
Lovejoy	12,826	108,167	1,283	3,050
Luna	8,976	74,244	907	1,814
Lurleen	15,366	136,159	1,537	3,304
Madison	13,610	120,379	1,467	2,934
Mae	40,305	371,812	4,091	8,266
Magnolia	11,217	94,884	1,148	2,708
Malbec	13,786	125,653	1,379	2,757
Mammoth	14,636	124,064	1,489	2,977
Marcelo	33,767	312,549	3,345	6,762
Marie	37,020	341,482	3,705	7,412
Marietta	20,147	178,169	2,024	4,596
Marion	30,428	281,169	3,043	6,088
Marple	21,282	196,682	2,128	4,260
Martell	30,986	286,198	3,099	6,203
Mary	31,752	293,203	3,175	6,352
Matchingham	9,423	78,848	952	1,900
McGregor	34,478	318,229	3,537	7,075
McLovin	21,949	188,251	2,199	4,400
Meadow	15,355	133,521	1,589	3,180
Mimosa	14,989	129,928	1,484	6,863
Mojave	10,379	86,541	1,160	2,320
Murphy	13,048	109,984	1,306	2,610
Mycroft	21,722	200,772	2,172	4,346
Nugget	62,671	578,493	6,385	12,782
Odessa	21,878	187,176	2,194	4,410
Olive	13,652	118,919	1,371	2,750
Oly	21,841	187,196	2,184	4,380
Onyx	38,431	355,119	3,843	7,698
Oscar	29,860	276,320	2,986	5,974
Osceola	33,502	309,740	3,350	6,700
Osprey	40,299	372,152	4,028	8,110
Otoro	17,046	143,339	1,717	4,084
Palmer	34,720	320,984	3,472	6,944
Patrick	11,309	109,673	1,139	2,278
Peanut	9,814	83,482	992	2,266
Pearl	61,327	566,158	6,248	12,514
Pecan	10,691	103,703	1,069	2,138
Peterson	27,120	251,214	2,712	5,424
Piedmont	25,764	229,041	2,552	5,791
Pinot	13,888	126,577	1,392	2,785
Pioneer	65,143	601,834	6,550	13,116
Plumtree	10,881	105,543	1,089	2,178
Point	16,596	140,718	1,701	3,401
Porthos	35,738	330,000	3,574	7,156
Quincy	61,447	567,070	6,254	12,601
Redondo	21,137	187,490	2,096	4,753
Regency	18,598	164,047	1,870	4,023

December 31, 2023
Series	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
Reginald	50,161	463,481	4,981	10,077
Reynolds	49,155	454,269	4,908	9,874
Ribbonwalk	13,884	116,972	1,388	2,780
Richardson	36,827	340,776	3,661	7,376
Richmond	-	-	-	-
Ridge	10,400	88,030	1,050	2,110
Ritter	58,038	536,406	5,808	11,616
River	12,705	108,134	1,277	2,550
Riverwalk	44,654	412,049	4,511	9,144
Rooney	15,617	133,316	1,564	3,130
Roseberry	14,622	127,158	1,464	2,928
Rosewood	12,073	101,990	1,232	2,908
Roxy	14,323	121,771	1,436	2,873
Saddlebred	19,783	169,337	1,983	3,970
Saint	14,781	126,543	1,479	2,958
Sajni	35,013	323,100	3,503	7,007
Salem	13,311	121,025	1,338	2,676
Salinas	27,178	251,086	2,718	5,436
Saturn	10,344	87,500	1,050	2,110
Scepter	11,622	97,334	1,176	2,360
Sequoyah	16,824	149,466	1,666	3,621
Shallowford	24,328	216,125	2,412	5,479
Shoreline	12,220	108,532	1,249	2,498
Sigma	16,171	138,010	1,640	3,280
Simon	34,119	315,180	3,412	6,838
Sims	32,453	299,872	3,245	6,493
Soapstone	10,002	97,019	1,000	2,000
Sodalis	33,570	310,142	3,334	6,740
Spencer	13,827	117,352	1,388	2,775
Splash	11,181	102,138	1,119	2,238
Spring	28,649	264,550	2,852	5,769
Stonebriar	9,465	80,622	997	2,182
Sugar	14,686	127,579	1,471	2,940
Summerset	11,666	98,435	1,189	2,377
Sundance	21,127	187,392	2,094	4,753
Sunnyside	26,354	243,594	2,635	5,271
Swift	39,493	364,541	3,956	7,913
Taylor	15,927	141,854	1,583	3,577
Terracotta	13,962	118,438	1,396	2,796
Theodore	33,922	313,394	3,392	6,784
Tulip	14,015	118,471	1,402	3,328
Tuscan	16,452	151,483	1,655	3,310
Tuscarora	38,910	359,177	3,901	7,802
Tuxford	12,054	102,364	1,206	2,750
Vernon	11,609	97,709	1,161	2,330
Walton	34,440	318,110	3,436	6,940
Wave	13,953	117,342	1,431	2,867
Weldon	10,207	86,439	1,031	2,060
Wellington	47,136	435,933	4,672	9,438
Wentworth	11,033	93,548	1,124	2,251
Wescott	17,758	157,215	1,792	4,033
Westchester	18,103	159,539	1,821	3,640
Wildwood	14,669	130,348	1,504	3,008
Willow	33,624	310,721	3,376	6,819
Wilson	44,301	409,415	4,449	8,991
Winchester	31,542	292,056	3,154	6,310
Windsor	15,491	134,610	1,572	3,144
Winston	38,117	352,688	3,794	7,635
Wisteria	12,766	107,563	1,306	2,611
	6,234,857	$56,564,099	$624,901	$1,278,950

December 31, 2022
Series	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
100	64,625	$646,249	$7,055	$14,116
101	67,007	670,066	7,198	14,596
Abbington	50,815	508,153	5,537	11,081
Amber	12,168	121,685	1,455	2,930
Apollo	7,727	77,271	912	2,147
Aster	15,379	153,793	1,715	3,885
Avebury	10,657	106,573	1,262	3,005
Badminton	9,087	90,874	1,102	2,205
Bandelier	12,596	125,963	1,477	2,950
Baron	60,290	602,898	6,530	13,062
Basil	7,956	79,558	956	1,913
Bayside	10,474	104,740	1,231	2,460
Bazzel	26,851	268,512	2,913	5,825
Bedford	10,386	103,855	1,232	2,463
Belle	46,504	465,038	4,990	10,082
Blossom	28,299	282,987	3,037	6,135
Bonneau	36,158	361,585	3,875	7,841
Brainerd	17,149	171,485	1,913	4,163
Braxton	35,180	351,796	3,763	7,603
Brennan	-	-	-	-
Brooklyn	10,463	104,628	1,161	2,519
Burlington	67,352	673,521	7,438	14,881
Butter	13,786	137,859	1,611	3,220
Camino	28,706	287,061	3,072	6,206
Campbell	-	-	-	-
Centennial	10,725	107,245	1,183	2,366
Chaparral	10,165	101,646	1,048	2,096
Chelsea	11,642	116,417	1,376	3,267
Chester	22,073	220,731	2,459	5,596
Chickamauga	-	-	-	-
Chitwood	40,805	408,046	4,377	8,843
Clover	35,227	352,274	3,778	7,639
Coatbridge	11,173	111,730	1,310	2,620
Collier	37,850	378,495	4,066	8,218
Collinston	8,694	86,939	1,031	2,060
Conway	72,307	723,075	7,745	15,662
Creekside	33,414	334,142	3,583	7,239
Creekwood	17,253	172,529	1,922	4,360
Cumberland	31,953	319,531	3,418	6,906
Cupcake	9,132	91,325	1,092	2,183
Cypress	21,863	218,631	2,437	5,527
Daisy	32,566	325,660	3,484	7,041
Davidson	7,713	77,126	924	1,850
Dawson	9,320	93,203	1,097	2,200
Delta	12,247	122,469	1,451	2,910
Dewberry	7,803	78,026	924	1,849
Diablo	10,821	108,210	1,290	2,890
Dogwood	25,813	258,129	2,771	5,612
Dolittle	11,271	112,713	1,337	2,680
Dolly	73,344	733,443	7,863	15,885
Dops	-	-	-	-
Dorchester	37,104	371,042	3,982	8,045
Dunbar	34,278	342,781	3,719	7,467
Eagle	16,522	165,218	1,836	3,708
Eastfair	7,380	73,804	860	1,721
Elevation	10,693	106,933	1,257	2,520
Elm	6,920	69,199	821	1,640
Emporia	12,871	128,705	1,526	3,629
Ensenada	19,843	198,433	2,317	4,640

December 31, 2022
Series	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
Falcon	16,398	163,983	1,830	4,148
Folly	33,467	334,672	3,593	7,259
Forest	14,139	141,388	1,632	3,260
Gardens	9,984	99,841	1,162	2,327
Goose	15,425	154,254	1,717	3,471
Grant	13,870	138,704	1,631	3,285
Greenhill	11,870	118,705	1,405	2,810
Gretal	48,386	483,863	5,180	10,465
Grove	8,677	86,767	1,051	2,102
Hadden	9,521	95,215	1,106	2,219
Hansard	-	-	-	-
Hansel	23,815	238,147	2,644	5,342
Harrison	26,883	268,825	3,028	6,876
Henry	43,974	439,738	4,710	9,515
Heritage	10,518	105,184	1,275	3,022
Heron	10,738	107,381	1,322	3,097
Highland	29,928	299,283	3,208	6,486
Hines	27,378	273,784	2,953	5,943
Holcomb	37,838	378,385	4,095	8,190
Holland	8,552	85,518	1,032	2,070
Hollandaise	14,037	140,374	1,644	3,292
Holloway	13,279	132,787	1,478	2,957
Inglewood	72,225	722,252	7,732	15,628
Jack	15,548	155,481	1,835	4,354
Jake	62,498	624,982	6,638	13,650
Jefferson	-	-	-	-
Jill	23,852	238,522	2,654	6,027
Johnny	61,536	615,363	6,074	13,963
June	61,516	615,163	6,660	13,377
Jupiter	8,929	89,288	1,052	2,110
Kawana	10,792	107,916	1,270	2,994
Kennesaw	44,967	449,665	4,842	9,804
Kenny	73,350	733,495	7,861	15,885
KerriAnn	12,472	124,720	1,461	2,930
Kessler	15,398	153,981	1,717	3,894
Kingsley	11,264	112,641	1,269	2,537
Kirkwood	9,585	95,854	1,165	2,761
Korin	-	-	-	-
Lallie	13,403	134,032	1,697	3,395
Lanier	14,024	140,238	1,681	3,361
Lannister	8,284	82,845	958	2,067
Latte	38,519	385,191	4,167	8,352
Lennox	8,997	89,971	1,059	2,120
Lierly	9,172	91,723	946	1,891
Lily	20,949	209,494	2,436	4,880
Limestone	11,904	119,037	1,383	2,770
Litton	19,017	190,172	2,120	4,616
Lookout	35,714	357,135	3,975	7,984
Loretta	72,137	721,367	7,753	15,662
Louise	11,347	113,471	1,322	2,748
Lovejoy	10,817	108,167	1,283	3,050
Luna	7,424	74,244	907	1,814
Lurleen	-	-	-	-
Madison	12,038	120,379	1,467	2,934
Mae	38,191	381,912	4,091	8,266
Magnolia	9,498	94,984	1,148	2,708
Malbec	12,565	125,653	1,379	2,757
Mammoth	12,406	124,064	1,489	2,977
Marcelo	31,265	312,649	3,345	6,762

December 31, 2022
Series	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
Marie	-	-	-	-
Marietta	18,117	181,169	2,024	4,596
Matchingham	7,885	78,848	952	1,900
McGregor	32,113	321,129	3,537	7,075
McLovin	18,865	188,651	2,199	4,400
Meadow	13,362	133,621	1,589	3,180
Mimosa	13,344	133,438	1,484	3,353
Mojave	8,724	87,241	1,160	2,320
Murphy	11,008	110,084	1,306	2,610
Nugget	58,369	583,693	6,385	12,782
Odessa	18,728	187,276	2,194	4,410
Olive	11,952	119,519	1,371	2,750
Oly	18,720	187,196	2,184	4,380
Osprey	37,215	372,152	4,028	8,110
Otoro	14,434	144,339	1,717	4,084
Patrick	10,967	109,673	1,139	2,278
Peanut	8,443	84,432	992	2,266
Pearl	57,066	570,658	6,248	12,514
Pecan	10,370	103,702	1,069	2,138
Piedmont	22,914	229,141	2,552	5,791
Pinot	12,668	126,677	1,392	2,785
Pioneer	60,433	604,334	6,550	13,116
Plumtree	10,554	105,543	1,089	2,178
Point	14,222	142,218	1,701	3,401
Quincy	58,237	582,370	6,254	12,601
Redondo	18,779	187,790	2,096	4,753
Regency	-	-	-	-
Reginald	46,488	464,881	4,981	10,077
Reynolds	45,457	454,569	4,908	9,874
Ribbonwalk	11,697	116,972	1,388	2,780
Richardson	34,128	341,276	3,661	7,376
Ridge	8,803	88,030	1,050	2,110
Ritter	53,671	536,706	5,808	11,616
River	10,863	108,634	1,277	2,550
Riverwalk	42,045	420,449	4,511	9,144
Rooney	13,352	133,516	1,564	3,130
Roseberry	12,726	127,258	1,464	2,928

December 31, 2022
Series	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
Rosewood	10,199	101,990	1,232	2,908
Roxy	12,217	122,171	1,436	2,873
Saddlebred	16,934	169,337	1,983	3,970
Saint	12,654	126,543	1,479	2,958
Salem	12,103	121,025	1,338	2,676
Saturn	8,810	88,100	1,050	2,110
Scepter	9,843	98,434	1,176	2,360
Sequoyah	14,947	149,466	1,666	3,621
Shallowford	21,643	216,425	2,412	5,479
Shoreline	10,863	108,632	1,249	2,498
Sigma	13,801	138,010	1,640	3,280
Soapstone	9,702	97,020	1,000	2,000
Sodalis	31,054	310,542	3,334	6,740
Spencer	11,735	117,352	1,388	2,775
Splash	10,214	102,138	1,119	2,238
Spring	26,565	265,650	2,852	5,769
Stonebriar	8,062	80,622	997	2,182
Sugar	12,778	127,779	1,471	2,940
Summerset	9,854	98,535	1,189	2,377
Sundance	18,759	187,592	2,094	4,753
Sunnyside	-	-	-	-
Swift	36,504	365,041	3,956	7,913
Taylor	14,195	141,954	1,583	3,577
Terracotta	11,844	118,438	1,396	2,796
Tulip	11,847	118,471	1,402	3,328
Tuscan	15,148	151,484	1,655	3,310
Tuscarora	-	-	-	-
Tuxford	10,236	102,364	1,206	2,750
Vernon	9,771	97,709	1,161	2,330
Walton	32,021	320,210	3,436	6,940
Wave	12,084	120,842	1,431	2,867
Weldon	8,644	86,439	1,031	2,060
Wellington	43,643	436,433	4,672	9,438
Wentworth	9,365	93,648	1,124	2,251
Wescott	15,732	157,315	1,792	4,033
Westchester	15,964	159,639	1,821	3,640
Wildwood	13,195	131,948	1,504	3,008
Willow	31,482	314,821	3,376	6,819
Wilson	41,524	415,235	4,449	8,991
Windsor	13,471	134,709	1,572	3,144
Winston	35,314	353,138	3,794	7,635
Wisteria	10,796	107,963	1,306	2,611
	4,192,920	$41,929,196	$463,842	$952,624

In connection with the public offering, each Series incurred brokerage fees of 1% of gross proceeds, which is paid directly to the broker as a deduction from gross proceeds. For the years ended December 31, 2023, and 2022, in accordance with the operating agreement, the Manager receives reimbursements for out-of-pocket expenses such as: offering expenses up to 2% of gross proceeds from membership interest issuance which amounted to $1,278,950 and $952,624; sourcing fees up to 6% of gross proceeds from membership interest issuance which amounted to $3,493,496 and $2,747,930; financing and holding expenses up to 2.5% of gross proceeds from membership interest issuance which amounted to $387,120 and $117,020.

Distributions

During the years ended December 31, 2023, and 2022, 228 and 180 Series, respectively, made distributions to the investors of the respective Series totaling $1,875,741 and $1,160,635, respectively, which were recorded as a reduction to members’ capital.

The following table reflects the 2023 and 2022 distributions by Series.

Series	2023 Disbursements	2022 Disbursements
100	$27,747	$18,981
101	15,171	11,611
Abbington	15,374	12,698
Abernant	-	-
Alvin	-	-
Amber	3,862	5,190
Apollo	2,889	1,912
Aster	3,459	2,079
Augusta	3,520	-
Avebury	4,755	4,164
Avondale	7,780	-
Badminton	4,844	7,635
Ballinger	-	-
Bandelier	4,425	5,465
Baron	18,218	15,008
Basil	5,011	6,475
Bayside	7,383	6,768
Bazzel	5,813	4,656
Bedford	7,330	4,434
Bella	3,990	-
Belle	12,520	8,058
Belvedere	8,043	-
Bergenia	2,848	-
Blossom	13,421	3,058
Bonneau	11,740	6,263
Brainerd	7,921	-
Braxton	19,353	4,941
Brennan	1,485	-
Briarwood	-	-
Brooklyn	4,579	-
Burlington	20,275	16,980
Butter	7,471	8,376
Calvin	-	-
Camino	14,274	5,896
Campbell	-	-
Cawley	7,789	-
Centennial	5,442	7,098
Chaparral	8,383	9,117
Chelsea	6,599	4,951
Chester	5,712	1,242
Chickamauga	17,229	-
Chinook	3,970	-
Chitwood	16,332	7,511
Clover	17,425	7,245
Coatbridge	6,021	6,812
Collier	12,101	7,383
Collinston	2,043	3,492

Series	2023 Disbursements	2022 Disbursements
Conway	17,951	14,081
Cove	5,666	-
Creekside	16,525	6,872
Creekwood	4,465	971
Cumberland	14,482	5,870
Cupcake	8,604	9,090
Cypress	5,905	2,954
Daisy	13,978	5,983
Davidson	2,681	3,143
Dawson	4,057	5,706
Delta	2,321	6,238
Dewberry	4,398	6,193
Diablo	3,353	5,031
Dogwood	10,856	4,752
Dolittle	5,749	6,417
Dolly	17,389	12,702
Dops	8,422	-
Dorchester	11,622	6,432
Dunbar	8,120	5,953
Eagle	8,529	1,854
Eastfair	5,169	6,147
Eastwood	-	-
Elevation	3,268	6,411
Ella	10,117	-
Ellen	2,675	-
Elm	3,366	4,269
Emporia	4,728	6,561
Ensenada	9,710	10,189
Falcon	8,114	1,662
Felix	6,215	-
Fenwick	7,455	-
Fletcher	-	-
Folly	10,874	5,803
Forest	4,544	8,304
Foster	9,332	-
Franklin	3,194	-
Gardens	5,403	3,823
General	4,120	-
Goose	9,163	1,905
Grant	6,960	7,799
Greenhill	6,878	6,744
Gretal	17,786	-
Grove	3,063	2,285
Hadden	6,468	4,646
Hansard	12,337	-
Hansel	8,547	2,137
Hargrave	-	-
Harrison	7,938	3,976
Henry	7,130	8,564
Heritage	3,873	2,656
Heron	4,317	2,863
Highland	9,690	5,834
Hines	9,744	5,334
Hobbes	-	-
Holcomb	12,268	6,551
Holland	2,931	3,577
Hollandaise	6,248	4,768
Holloway	8,705	10,045
Inglewood	20,277	6,248

Series	2023 Disbursements	2022 Disbursements
Irene	-	-
Jack	5,688	4,954
Jake	17,454	10,818
Jefferson	11,178	-
Jill	8,580	2,145
Johnny	17,941	12,004
June	18,608	12,002
Jupiter	3,151	3,788
Kawana	5,839	5,970
Kennesaw	13,115	7,798
Kenny	17,404	12,700
KerriAnn	3,797	5,404
Kessler	3,439	866
Kingsley	7,193	8,856
Kirkwood	3,291	2,422
Korin	11,997	-
Lallie	3,964	10,583
Lanier	5,940	3,505
Lannister	2,845	2,105
Latte	12,417	6,671
Lennox	6,780	5,826
Lierly	8,416	8,510
Lily	5,531	9,922
Limestone	4,524	7,576
Litton	9,420	-
Longwoods	6,106	-
Lookout	11,209	6,289
Loretta	17,825	14,073
Louis	6,159	-
Louise	7,146	5,558
Lovejoy	5,515	5,643
Luna	5,834	6,485
Lurleen	7,990	-
Madison	3,539	3,425
Mae	16,325	3,719
Magnolia	3,477	2,390
Malbec	9,099	11,305
Mammoth	3,513	3,106
Marcelo	14,860	3,378
Marie	14,072	-
Marietta	7,088	3,681
Marion	3,043	-
Marple	4,895	-
Martell	3,408	-
Mary	6,668	-

Series	2023 Disbursements	2022 Disbursements
Matchingham	6,502	5,209
McGregor	12,117	9,136
McLovin	9,007	9,675
Meadow	4,453	5,313
Mimosa	7,195	1,499
Mojave	6,539	9,215
Murphy	7,832	6,660
Mycroft	4,996	-
Nugget	18,825	14,626
Odessa	5,688	8,980
Olive	5,734	7,404
Oly	8,518	9,610
Onyx	7,686	-
Oscar	2,986	-
Osceola	3,350	-
Osprey	11,687	6,461
Otoro	4,091	6,006
Palmer	3,472	-
Patrick	5,315	8,369
Peanut	4,028	2,975
Pearl	21,500	14,924
Pecan	8,446	8,660
Peterson	-	-
Piedmont	5,928	1,289
Pinot	9,166	11,398
Pioneer	15,647	9,818
Plumtree	10,228	10,555
Point	6,330	4,055
Porthos	8,220	-
Quincy	16,191	5,039
Redondo	6,765	1,694
Regency	8,949	-
Reginald	13,048	9,056
Reynolds	15,238	7,876
Ribbonwalk	4,026	4,721
Richardson	13,634	4,906
Richmond	-	-
Ridge	4,576	5,642
Ritter	11,609	9,292
River	8,131	7,017
Riverwalk	11,738	8,196
Rooney	4,685	6,411
Roseberry	6,872	9,511
Rosewood	3,260	2,568
Roxy	3,727	3,016

Series	2023 Disbursements	2022 Disbursements
Saddlebred	5,341	8,117
Saint	7,243	5,915
Sajni	12,607	-
Salem	8,253	10,810
Salinas	8,425	-
Saturn	3,000	3,555
Scepter	3,370	4,346
Sequoyah	6,562	-
Shallowford	7,790	1,949
Shoreline	6,354	8,397
Sigma	6,307	6,503
Simon	7,165	-
Sims	6,491	-
Soapstone	7,201	8,002
Sodalis	9,406	5,383
Spencer	8,296	9,415
Splash	8,498	9,175
Spring	10,620	4,894
Stonebriar	2,840	2,347
Sugar	4,846	5,588
Summerset	3,033	7,551
Sundance	7,395	1,692
Sunnyside	10,542	-
Swift	13,428	10,680
Taylor	4,142	956
Terracotta	6,981	5,026
Theodore	3,392	-
Tulip	4,485	5,326
Tuscan	8,391	13,530
Tuscarora	11,682	-
Tuxford	4,219	5,428
Vernon	4,528	5,688
Walton	8,983	5,548
Wave	2,118	6,152
Weldon	2,960	3,488
Wellington	16,506	3,775
Wentworth	8,495	9,354
Wescott	4,440	3,751
Westchester	9,957	9,432
Wildwood	4,841	3,440
Willow	12,169	5,791
Wilson	16,460	7,635
Winchester	-	-
Windsor	10,069	10,610
Winston	14,867	3,053
Wisteria	4,597	3,239
	$1,875,741	$1,160,635

NOTE 7: RELATED PARTY TRANSACTIONS

The Series’ Manager, Arrived Holdings, Inc., is a managing member with common management of the Series.

Mortgage Payable

Certain Series entered into promissory notes with the Manager in connection with the purchases of the respective properties. The mortgages with the Manager is referenced in Note 5.

Due from (to) Related Party

The Company engages in multiple transactions with the Manager and its affiliates in the normal course of operating and financing activities. As of December 31, 2023, and 2022, certain Series collectively owed $3,663,314 and $3,969,826 to the Manager, encompassing amounts related to the initial funding for Series property acquisitions. These advances are interest-free and do not have defined repayment terms.

Deemed Contributions

During the years ended December 31, 2023, and 2022, certain Series received deemed contributions from the Manager, amounting to $87,627 and $315,724, respectively, in exchange for forgiveness of previously due amounts.

Management Fees

The following table reflects the total management compensation paid by Series for the year ended December 31, 2023 and 2022.

December 31, 2023
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
100	$-	$-	$-	$7,058	$-	$2,415
101	-	-	-	7,265	-	868
Abbington	-	-	-	5,541	-	1,716
Abernant	-	-	-	-	-	-
Alvin	-	-	-	-	-	231
Amber	-	-	-	1,464	-	303
Apollo	-	-	-	1,074	-	223
Aster	-	-	-	1,530	-	431
Augusta	10,420	5,740	7,057	745	2,500	231
Avebury	-	-	-	1,503	-	299
Avondale	11,550	6,330	7,784	1,155	2,500	413
Badminton	-	-	-	1,102	-	319
Ballinger	10,440	5,220	7,046	-	2,500	-
Bandelier	-	-	-	1,477	-	1,197
Baron	-	-	-	6,531	-	1,869
Basil	-	-	-	956	-	120
Bayside	-	-	-	1,231	-	335
Bazzel	-	-	-	2,913	-	152
Bedford	-	-	-	1,232	-	367
Bella	10,670	6,110	7,271	915	2,500	-
Belle	-	-	-	2,640	-	966
Belvedere	10,320	6,020	6,998	1,033	2,500	661
Bergenia	7,590	4,110	5,178	543	2,500	218
Blossom	-	-	-	1,530	-	507
Bonneau	-	-	-	2,016	-	1,334
Brainerd	-	-	-	1,740	-	941
Braxton	-	-	-	1,941	-	767
Brennan	7,870	4,290	2,136	1,013	-	102
Briarwood	7,340	3,670	5,074	-	2,500	-
Brooklyn	-	-	-	996	-	164
Burlington	-	-	-	7,441	-	2,358
Butter	-	-	-	1,611	-	448
Calvin	8,220	4,110	5,666	-	2,500	164
Camino	-	-	-	1,590	-	192
Campbell	-	-	-	-	-	-
Cawley	10,990	6,040	7,422	942	2,500	598
Centennial	-	-	-	1,183	-	152

December 31, 2023
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Chaparral	-	-	-	1,048	-	383
Chattahoochee	-	-	-	-	-	-
Chelsea	-	-	-	1,634	-	319
Chester	-	-	-	2,232	-	1,217
Chickamauga	13,030	6,640	8,620	2,234	-	1,348
Chinook	10,670	6,110	7,223	763	2,500	10
Chitwood	-	-	-	3,080	-	1,402
Clover	-	-	-	3,820	-	303
Coatbridge	-	-	-	1,071	-	-
Collier	-	-	-	4,109	-	1,048
Collinston	-	-	-	1,031	-	393
Conway	-	-	-	4,110	-	2,017
Cove	7,350	4,170	4,939	735	2,500	260
Creekside	-	-	-	2,492	-	951
Creekwood	-	-	-	1,737	-	158
Cumberland	-	-	-	1,770	-	717
Cupcake	-	-	-	1,092	-	273
Cypress	-	-	-	2,190	-	675
Daisy	-	-	-	1,812	-	717
Davidson	-	-	-	925	-	91
Dawson	-	-	-	1,099	-	247
Delta	-	-	-	1,455	-	-
Dewberry	-	-	-	924	-	85
Diablo	-	-	-	1,446	-	420
Dogwood	-	-	-	2,806	-	239
Dolittle	-	-	-	1,339	-	290
Dolly	-	-	-	5,520	-	1,558
Dops	7,170	4,380	4,813	1,025	-	223
Dorchester	-	-	-	4,023	-	1,080
Dunbar	-	-	-	3,734	-	-
Duncan	-	-	-	-	-	-
Eagle	-	-	-	1,620	-	263
Eastfair	0	-	-	860	-	287
Eastwood	11,130	5,560	7,495	-	2,500	225
Elevation	-	-	-	1,258	-	-
Ella	9,100	4,920	6,134	1,300	2,500	611
Ellen	8,730	4,860	5,956	499	2,500	-
Elm	-	-	-	821	-	346
Emporia	-	-	-	1,815	-	490
Ensenada	-	-	-	2,320	-	2,253
Falcon	-	-	-	1,620	-	478
Felix	8,680	4,550	5,929	620	2,500	288
Fenwick	10,500	5,760	7,104	750	2,500	568
Fletcher	6,160	3,080	4,312	-	2,500	88
Folly	-	-	-	3,630	-	1,173
Forest	-	-	-	1,632	-	-
Foster	10,950	6,200	7,468	939	2,500	676
Franklin	10,500	5,910	7,102	600	2,500	428
Gardens	-	-	-	1,164	-	250
General	11,020	6,190	7,497	630	2,500	-
Goose	-	-	-	1,509	-	258
Grant	-	-	-	1,631	-	359
Greenhill	-	-	-	1,405	-	399
Gretal	-	-	-	2,700	-	905
Grove	-	-	-	1,051	-	239

December 31, 2023
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Hadden	-	-	-	1,109	-	267
Hansard	10,590	6,020	7,052	1,514	-	1,109
Hansel	-	-	-	2,424	-	971
Hargrave	-	-	-	-	-	-
Harrison	-	-	-	2,760	-	2,018
Henry	-	-	-	3,296	-	958
Heritage	-	-	-	1,511	-	584
Heron	-	-	-	1,548	-	303
Highland	-	-	-	1,638	-	253
Hines	-	-	-	2,966	-	647
Hobbes	8,130	4,060	5,609	-	2,500	-
Holcomb	-	-	-	4,095	-	483
Holland	-	-	-	1,034	-	184
Hollandaise	-	-	-	1,646	-	1,357
Holloway	-	-	-	1,478	-	368
Inglewood	-	-	-	4,074	-	2,018
Irene	6,160	3,080	4,312	-	2,500	73
Jack	-	-	-	2,177	-	1,537
Jake	-	-	-	6,763	-	979
Jefferson	9,580	5,470	6,391	1,369	-	800
Jill	-	-	-	2,416	-	1,068
Johnny	-	-	-	6,679	-	2,210
June	-	-	-	6,679	-	2,279
Jupiter	-	-	-	1,053	-	243
Kawana	-	-	-	1,497	-	136
Kennesaw	-	-	-	4,882	-	746
Kenny	-	-	-	5,520	-	1,868
KerriAnn	-	-	-	1,464	-	303
Kessler	-	-	-	1,542	-	621
Kingsley	-	-	-	1,269	-	424
Kirkwood	-	-	-	1,381	-	621
Korin	9,760	6,160	6,491	1,394	-	926
Lallie	-	-	-	1,697	-	405
Lanier	-	-	-	1,681	-	367
Lannister	-	-	-	1,034	-	308
Latte	-	-	-	4,174	-	273
Lennox	-	-	-	1,059	-	271
Lierly	-	-	-	946	-	143
Lily	-	-	-	2,438	-	1,542
Limestone	-	-	-	1,385	-	220
Litton	-	-	-	1,920	-	1,042
Longwoods	9,450	5,340	6,428	810	2,500	520
Lookout	-	-	-	3,992	-	1,100
Loretta	-	-	-	4,110	-	2,118
Louis	9,460	5,070	6,484	676	2,500	424
Louise	-	-	-	1,323	-	311
Lovejoy	-	-	-	1,525	-	160
Luna	-	-	-	907	-	280
Lurleen	7,700	4,960	3,304	1,210	-	343
Madison	-	-	-	1,467	-	152

December 31, 2023
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Mae	-	-	-	2,122	-	191
Magnolia	-	-	-	1,354	-	542
Malbec	-	-	-	1,379	-	-
Mammoth	-	-	-	1,489	-	688
Marcelo	-	-	-	1,710	-	559
Marie	11,140	6,460	7,412	1,115	-	1,191
Marietta	-	-	-	1,825	-	168
Marion	8,920	5,060	6,088	638	2,500	174
Marple	6,160	3,590	4,260	616	2,500	149
Martell	9,100	5,260	6,203	910	2,500	-
Mary	9,490	5,300	6,352	678	2,500	443
Matchingham	-	-	-	952	-	337
McGregor	-	-	-	2,732	-	909
McLovin	-	-	-	2,200	-	2,017
Meadow	-	-	-	1,591	-	138
Mimosa	-	-	3,510	1,290	-	193
Mojave	-	-	-	1,160	-	259
Murphy	-	-	-	1,306	-	367
Mycroft	6,300	3,630	4,346	630	2,500	250
Nugget	-	-	-	6,391	-	1,825
Odessa	-	-	-	2,204	-	1,007
Olive	-	-	-	1,373	-	348
Oly	-	-	-	2,191	-	1,365
Onyx	11,370	6,280	7,698	813	2,500	381
Oscar	8,750	4,570	5,974	500	2,500	-
Osceola	9,800	5,430	6,700	700	2,500	90
Osprey	-	-	-	4,046	-	367
Otoro	-	-	-	2,042	-	-
Palmer	10,250	5,550	6,944	586	2,500	-
Patrick	-	-	-	1,131	-	213
Peanut	-	-	-	1,133	-	113
Pearl	-	-	-	6,257	-	698
Pecan	-	-	-	1,068	-	144
Peterson	7,900	3,950	5,424	-	2,500	26
Piedmont	-	-	-	2,310	-	1,293
Pinot	-	-	-	1,392	-	682
Pioneer	-	-	-	6,558	-	2,181
Plumtree	-	-	-	1,088	-	493
Point	-	-	-	1,701	-	1,404
Porthos	10,570	6,080	7,156	906	2,500	669
Quincy	-	-	-	3,300	-	1,415
Redondo	-	-	-	1,890	-	1,257
Regency	9,620	6,420	4,023	1,375	-	1,125
Reginald	-	-	-	2,610	-	1,703
Reynolds	-	-	-	4,928	-	749
Ribbonwalk	-	-	-	1,390	-	-

December 31, 2023
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Richardson	-	-	-	1,890	-	612
Richmond	-	-	-	-	-	74
Ridge	-	-	-	1,053	-	319
Ritter	-	-	-	5,808	-	1,258
River	-	-	-	1,277	-	349
Riverwalk	-	-	-	4,572	-	1,459
Rooney	-	-	-	1,565	-	1,101
Roseberry	-	-	-	1,464	-	-
Rosewood	-	-	-	1,454	-	355
Roxy	-	-	-	1,436	-	1,005
Saddlebred	-	-	-	1,984	-	1,246
Saint	-	-	-	1,479	-	880
Sajni	10,500	6,020	7,007	1,500	2,500	1,186
Salem	-	-	-	1,338	-	99
Salinas	8,050	4,490	5,436	1,150	2,500	607
Saturn	-	-	-	1,053	-	135
Scepter	-	-	-	1,178	-	828
Sequoyah	-	-	-	1,488	-	629
Shallowford	-	-	-	2,172	-	1,284
Shoreline	-	-	-	1,249	-	623
Sigma	-	-	-	1,640	-	371
Simon	10,110	5,650	6,838	867	2,500	393
Sims	9,550	5,370	6,493	955	2,500	163
Soapstone	-	-	-	1,000	-	225
Sodalis	-	-	-	2,320	-	751
Spencer	-	-	-	1,388	-	442
Splash	-	-	-	1,119	-	216
Spring	-	-	-	1,488	-	271
Stonebriar	-	-	-	1,091	-	305
Sugar	-	-	-	1,471	-	287
Summerset	-	-	-	1,189	-	-
Sundance	-	-	-	1,890	-	987
Sunnyside	7,900	4,140	5,271	1,129	-	861
Swift	-	-	-	3,956	-	689
Taylor	-	-	-	1,380	-	11
Terracotta	-	-	-	1,398	-	926
Theodore	10,030	5,620	6,784	573	2,500	76
Tulip	-	-	-	1,664	-	-
Tuscan	-	-	-	1,655	-	565
Tuscarora	11,750	6,470	7,802	1,680	-	1,106
Tuxford	-	-	-	1,375	-	303
Vernon	-	-	-	1,163	-	303
Walton	-	-	-	3,470	-	637
Wave	-	-	-	1,433	-	-
Weldon	-	-	-	1,031	-	231
Wellington	-	-	-	2,430	-	704
Wentworth	-	-	-	1,125	-	-
Wescott	-	-	-	2,017	-	599
Westchester	-	-	-	1,821	-	503
Wildwood	-	-	-	1,504	-	878
Willow	-	-	-	1,758	-	769
Wilson	-	-	-	2,310	-	1,223
Winchester	9,270	4,630	6,310	-	2,500	222
Windsor	-	-	-	1,572	-	1,205
Winston	-	-	-	1,974	-	59
Wisteria	-	-	-	1,306	-	2
	$487,760	$270,100	$326,326	$447,896	$102,500	$142,856

December 31, 2022
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
100	$31,980	$-	$14,116	$4,115	$-	$1,439
101	33,000	-	14,596	4,237	-	-
Abbington	24,880	-	11,081	3,230	-	384
Amber	16,960	-	2,930	1,577	-	-
Apollo	10,540	-	2,147	532	-	-
Aster	13,800	-	3,885	510	-	-
Avebury	15,290	-	3,005	1,164	-	-
Badminton	-	-	-	1,092	-	-
Bandelier	17,320	-	2,950	1,600	-	823
Baron	29,290	-	13,062	3,809	-	846
Basil	-	-	-	956	-	-
Bayside	14,620	-	2,460	1,333	-	-
Bazzel	13,510	-	5,825	1,456	-	-
Bedford	15,620	-	2,463	924	-	-
Belle	23,090	-	10,082	1,100	-	216
Blossom	13,570	-	6,135	255	-	207
Bonneau	18,110	-	7,841	840	-	-
Brainerd	10,150	5,470	4,163	145	-	54
Braxton	16,840	-	7,603	485	-	223
Brennan	-	-	-	-	-	-
Brooklyn	5,810	3,180	2,519	83	-	-
Burlington	33,830	-	14,881	4,339	-	815
Butter	18,380	-	3,220	1,745	-	-
Camino	13,940	-	6,206	530	-	-
Campbell	-	-	-	-	-	4
Centennial	-	-	-	1,183	-	-
Chaparral	-	-	-	1,048	-	62
Chelsea	16,410	-	3,267	1,032	-	-
Chester	13,020	6,520	5,596	558	-	417
Chickamauga	-	-	-	-	-	136
Chitwood	20,230	-	8,843	-	-	288
Clover	17,230	-	7,639	1,908	-	-
Coatbridge	15,340	-	2,620	1,419	-	-
Collier	18,770	-	8,218	2,053	-	181
Collinston	12,540	-	2,060	1,117	-	-
Conway	35,650	-	15,662	1,370	-	-
Creekside	16,430	-	7,239	-	-	398
Creekwood	10,130	5,170	4,360	434	-	-
Cumberland	15,410	-	6,906	738	-	334
Cupcake	-	-	-	1,086	-	96
Cypress	12,770	6,770	5,527	730	-	160
Daisy	15,720	-	7,041	755	-	378
Davidson	12,540	-	1,850	1,001	-	-
Dawson	13,240	-	2,200	1,189	-	-
Delta	18,250	-	2,910	1,330	-	-
Dewberry	-	-	-	924	-	-
Diablo	16,610	-	2,890	1,398	-	62
Dogwood	12,680	-	5,612	1,399	-	-
Dolittle	16,960	-	2,680	1,448	-	-
Dolly	36,210	-	15,885	-	-	-
Dops	-	-	-	-	-	-
Dorchester	18,660	-	8,045	2,011	-	94
Dunbar	16,870	-	7,467	1,203	-	157

December 31, 2022
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Eagle	9,450	5,190	3,708	405	-	40
Eastfair	-	-	-	860	-	-
Elevation	15,000	-	2,520	1,362	-	-
Elm	10,440	-	1,640	889	-	-
Emporia	18,720	-	3,629	1,399	-	-
Ensenada	26,050	-	4,640	2,510	-	1,865
Falcon	9,450	5,190	4,148	270	-	59
Folly	16,890	-	7,259	1,815	-	346
Forest	16,420	-	3,260	1,768	-	-
Gardens	11,770	-	2,327	767	-	-
Goose	8,800	4,960	3,471	252	-	59
Grant	18,230	-	3,285	1,767	-	-
Greenhill	17,590	-	2,810	1,288	-	-
Gretal	15,750	7,820	10,465	225	-	-
Grove	12,180	-	2,102	701	-	-
Hadden	12,090	-	2,219	803	-	-
Hansard	-	-	-	-	-	-
Hansel	14,130	6,810	5,342	404	-	-
Harrison	16,100	8,500	6,876	920	-	585
Henry	21,740	-	9,515	-	-	-
Heritage	15,470	-	3,022	850	-	-
Heron	15,370	-	3,097	881	-	-
Highland	15,080	-	6,486	682	-	-
Hines	13,470	-	5,943	1,728	-	297
Holcomb	18,650	-	8,190	2,399	-	-
Holland	12,540	-	2,070	1,118	-	-
Hollandaise	19,100	-	3,292	1,370	-	612
Holloway	-	-	-	1,476	-	-
Inglewood	35,280	-	15,628	679	-	-
Jack	21,820	-	4,354	1,376	-	1,016
Jake	30,740	-	13,650	3,945	-	339
Jefferson	-	-	-	-	-	-
Jill	20,890	-	6,027	117	-	294
Johnny	30,490	-	13,963	3,339	-	414
June	30,490	-	13,377	3,339	-	1,012
Jupiter	12,780	-	2,110	1,140	-	-

December 31, 2022
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Kawana	14,850	-	2,994	1,164	-	-
Kennesaw	22,290	-	9,804	2,421	-	-
Kenny	36,210	-	15,885	-	-	-
KerriAnn	16,940	-	2,930	1,582	-	-
Kessler	8,990	4,580	3,894	386	-	230
Kingsley	-	-	-	1,269	-	-
Kirkwood	13,690	-	2,761	776	-	388
Korin	-	-	-	-	-	-
Lallie	-	-	-	1,693	-	-
Lanier	19,790	-	3,361	1,120	-	-
Lannister	9,560	-	2,067	559	-	-
Latte	19,180	-	8,352	2,085	-	-
Lennox	12,780	-	2,120	1,148	-	-
Lierly	-	-	-	946	-	105
Lily	24,250	-	4,880	2,639	-	174
Limestone	14,090	-	2,770	1,498	-	-
Litton	11,200	6,050	4,616	160	-	30
Lookout	17,880	-	7,984	1,212	-	390
Loretta	35,650	-	15,662	1,028	-	-
Louise	14,790	-	2,748	982	-	-
Lovejoy	15,760	-	3,050	1,176	-	-
Luna	-	-	-	904	-	-
Lurleen	-	-	-	-	-	-
Madison	11,320	-	2,934	856	-	-
Mae	12,370	6,510	8,266	531	-	-
Magnolia	13,430	-	2,708	765	-	167
Malbec	-	-	-	1,379	-	124
Mammoth	17,830	-	2,977	992	-	-
Marcelo	15,010	-	6,762	428	-	18
Marie	-	-	-	-	-	-
Marietta	16,680	-	4,596	456	-	-
Matchingham	12,530	-	1,900	1,032	-	-
McGregor	15,940	-	7,075	2,358	-	579
McLovin	24,640	-	4,400	2,382	-	1,619
Meadow	15,260	-	3,180	1,721	-	-
Mimosa	7,520	4,090	3,353	108	-	-
Mojave	-	-	-	1,160	-	96
Murphy	16,580	-	2,610	1,415	-	-
Nugget	29,050	-	12,782	3,725	-	697
Odessa	25,000	-	4,410	2,377	-	859
Olive	13,480	-	2,750	1,486	-	-
Oly	24,650	-	4,380	2,366	-	1,606
Osprey	18,700	-	8,110	2,014	-	-
Otoro	21,320	-	4,084	1,431	-	-
Patrick	-	-	-	1,131	-	95
Peanut	11,400	-	2,266	736	-	-
Pearl	28,350	-	12,514	3,644	-	1,165
Pecan	-	-	-	1,068	-	72
Piedmont	13,470	6,790	5,791	578	-	460
Pinot	-	-	-	1,391	-	64
Pioneer	29,930	-	13,116	3,275	-	-
Plumtree	-	-	-	1,088	-	170
Point	20,140	-	3,401	1,134	-	666
Quincy	28,550	-	12,601	825	-	29
Redondo	11,020	6,010	4,753	680	-	-
Regency	-	-	-	-	-	-

December 31, 2022
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Reginald	23,070	-	10,077	870	-	275
Reynolds	22,500	-	9,874	2,454	-	236
Ribbonwalk	17,700	-	2,780	1,504	-	-
Richardson	16,460	-	7,376	315	-	47
Ridge	12,810	-	2,110	1,138	-	-
Ritter	26,550	-	11,616	2,904	-	-
River	15,090	-	2,550	1,383	-	-
Riverwalk	20,840	-	9,144	2,278	-	556
Rooney	18,160	-	3,130	1,694	-	558
Roseberry	-	-	-	1,463	-	-
Rosewood	14,600	-	2,908	822	-	-
Roxy	17,150	-	2,873	958	-	399
Saddlebred	22,540	-	3,970	2,149	-	132
Saint	16,830	-	2,958	1,356	-	1,004
Salem	-	-	-	1,338	-	307
Saturn	12,780	-	2,110	1,138	-	-
Scepter	15,350	-	2,360	1,274	-	-
Sequoyah	8,680	4,810	3,621	124	-	-
Shallowford	12,670	6,590	5,479	362	-	305
Shoreline	-	-	-	1,244	-	-
Sigma	18,780	-	3,280	1,776	-	-
Soapstone	-	-	-	1,000	-	99
Sodalis	15,480	-	6,740	-	-	-
Spencer	-	-	-	1,388	-	-
Splash	-	-	-	1,119	-	189
Spring	13,320	-	5,769	620	-	-
Stonebriar	10,850	-	2,182	664	-	-
Sugar	14,870	-	2,940	1,593	-	-
Summerset	-	-	-	1,188	-	-
Sundance	11,020	6,010	4,753	158	-	21
Sunnyside	-	-	-	-	-	-
Swift	18,520	-	7,913	2,308	-	291
Taylor	12,260	-	3,577	230	-	-
Terracotta	16,990	-	2,796	1,052	-	734
Tulip	16,950	-	3,328	1,051	-	-
Tuscan	-	-	-	1,655	-	298
Tuscarora	-	-	-	-	-	-
Tuxford	14,220	-	2,750	1,106	-	-
Vernon	14,890	-	2,330	1,258	-	-
Walton	15,910	-	6,940	1,735	-	-
Wave	17,890	-	2,867	1,312	-	-
Weldon	12,540	-	2,060	1,117	-	-
Wellington	21,320	-	9,438	608	-	207
Wentworth	-	-	-	1,124	-	47
Wescott	14,540	-	4,033	1,045	-	382
Westchester	16,030	-	3,640	1,973	-	-
Wildwood	11,830	-	3,008	877	-	310
Willow	15,320	-	6,819	733	-	326
Wilson	20,150	-	8,991	963	-	439
Windsor	-	-	-	1,569	-	-
Winston	17,050	-	7,635	494	-	-
Wisteria	16,180	-	2,611	870	-	-
	$2,747,930	$117,020	$885,044	$234,862	$-	$31,672

NOTE 8: INCOME TAXES

Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to net operating loss carryforwards. As of December 31, 2023, the Company had an estimated net deferred tax assets before valuation allowance of $1,190,080 and $589,191, solely attributable to net loss carryforwards.

The Company recognizes deferred tax assets to the extent that it believes that these assets are more likely than not to be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. The Company assessed the need for a valuation allowance against its net deferred tax assets and determined a full valuation allowance is required due to the current uncertainty of the future realization of the deferred tax assets.

Therefore, an estimated valuation allowance of of $1,190,080 and $586,840 was recorded as of December 31, 2023, and 2022. As of the year ending December 31, 2022, the valuation allowance was $520,579. Deferred tax assets were calculated using the Company’s combined effective tax rates, which it estimated to be ranging from 21.0% to 27.5% based on the state of the respective Series. The effective rate is reduced to 0% for 2023 due to the full valuation allowance on its net deferred tax assets. The valuation allowance increased by $600,889 and $526,155   for the years ended December 31, 2023, and 2022.

The Company’s ability to utilize net operating loss carryforwards will depend on its ability to generate adequate future taxable income. As of December 31, 2023, and 2022, the Company had net operating loss carryforwards available to offset future taxable income in the amount of $4,391,186 and 2,229,537.

The Company’s policy is to record interest and penalties associated with unrecognized tax benefits as additional income taxes in the consolidated statement of comprehensive loss. At January 1, 2023, the Company had no unrecognized tax benefits and no charge during 2023, and accordingly, the Company did not recognize any interest or penalties during 2023 related to unrecognized tax benefits. There is no accrual for uncertain tax positions as of December 31, 2023.

The Company is not presently subject to any income tax audit in any taxing jurisdiction, though its 2023 tax year remains open to examination.

NOTE 9: SUBSEQUENT EVENTS

On January 30,2024 the Manager established Arrived CO Bellvue, LLC, which closed on the acquisition of a property.

On January 25,2024 the Manager established Arrived AZ Hualapai, LLC, which closed on the acquisition of a property.

On February 5,2024 the Manager established Arrived Homes Series Arlo, a Series of Arrived Homes, LLC, which closed on the acquisition of a property.

On December 27,2023 the Manager established Arrived KY Brentwood, LLC, which closed on the acquisition of a property.

On February 20,2024 the Manager established Arrived TN Lexie, LLC, which closed on the acquisition of a property.

On February 22,2024 the Manager established Arrived TN Hartsfield, LLC, which closed on the acquisition of a property.

On February 22,2024 the Manager established Arrived NC Lorenz, LLC which closed on the acquisition of a property.

In January 2024, four Series closed equity offerings. The following table reflects details of the acquired properties and the closed equity offerings:

Acquisitions after December 31, 2023
Series	Legal name	Address	Contract Date	Close Date	Purchase Price
Bellvue	Arrived CO Bellvue, LLC	6138 1st Street, Greeley, CO 80634	1/11/2024	2/7/2024	$450,000
Hualapai	Arrived AZ Hualapai, LLC	3832 E. Suffock Avenue, Kingman, AZ 86409	1/11/2024	2/7/2024	265,000
Arlo	Arrived Homes Series Arlo, a Series of Arrived Homes, LLC	7335 Wilburton Lane, Northport, AL 35473	12/22/2023	2/14/2024	269,900
Brentwood	Arrived KY Brentwood, LLC	314 Macer Ave, Bowling Green, KY 42101	12/6/2023	2/16/2024	220,000
Lexie	Arrived TN Lexie, LLC	8410 Lexie Lane, Ooltewah, TN 37363	1/26/2024	2/28/2024	390,000
Hartsfield	Arrived TN Hartsfield, LLC	12605 Hartsfield Lane, Knoxville, TN 37922	2/9/2024	3/6/2024	580,000
Lorenz	Arrived NC Lorenz, LLC	9936 Brawley Lane, Charlotte, NC 28215	2/8/2024	3/13/2024	417,500
					$2,592,400

Closed equity offerings after December 31, 2023
Series	Legal name	Address	Initial Escrow Date	Total Raised
Alvin	Arrived TN Alvin, LLC	506 Cliff Street, Morristown, TN 37814	1/4/2024	373,660
Abernant	Arrived Homes Series Abernant, a Series of Arrived Homes, LLC	5632 Barretts Trace Lane, Tuscaloosa, AL 35405	1/5/2024	272,130
Richmond	Arrived VA Richmond, LLC	2105 Richmond Avenue, Portsmouth, VA 23704	1/4/2024	448,090
Hargrave	Arrived Hargrave, LLC	106 Halifax Street, Suffolk, VA 23434	1/8/2024	280,230
				$1,374,110

ITEM 8. EXHIBITS

Exhibit No.	Description
2.1*	Certificate of Formation of Arrived Homes, LLC
2.2*	Operating Agreement of Arrived Homes, LLC
3.1*	Form of Series Designation of Arrived Homes Series [*] LLC, a series of Arrived Homes, LLC
4.1	Form of Subscription Agreement of Arrived Homes Series [*] LLC, a Series of Arrived Homes, LLC
6.1*	Broker Dealer Agreement, dated September 23, 2020, between Arrived Homes LLC and Dalmore Group, LLC
6.2*	Form of Purchase and Sale Agreement dated October 26, 2020, between Arrived Holdings, Inc. and Arrived Homes Series Lierly LLC, a series of Arrived Homes, LLC
6.3*	Form of Promissory Note between Arrived Homes Series Lierly LLC, a series of Arrived Holdings, LLC, and Arrived Holdings, Inc.
6.4*	Form of Property Management Agreement dated [*], 202[*], between Blue Canopy Realty and Arrived Homes Series [*] LLC, a series of Arrived Homes, LLC
6.5*	Form of Purchase and Sale Agreement dated October 26, 2020, between Arrived Holdings, Inc. and Arrived Homes Series Soapstone LLC, a series of Arrived Homes, LLC
6.6*	Promissory Note between Arrived Homes Series Soapstone LLC, a series of Arrived Holdings, LLC, and Arrived Holdings, Inc.
6.7*	Form of Purchase and Sale Agreement dated January 4, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Patrick LLC, a series of Arrived Homes, LLC
6.8*	Form of Software and Services License Agreement dated [*], 2020 by and between North Capital Investment Technology, Inc. and Arrived Holdings, Inc.
6.9*	Promissory Note between Arrived Homes Series Patrick LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated January 4, 2021
6.10*	Form of Purchase and Sale Agreement dated January 1, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Pecan LLC, a series of Arrived Homes, LLC
6.11*	Promissory Note between Arrived Homes Series Pecan LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated January 1, 2021
6.12*	Form of Membership Interest Purchase Agreement dated January 4, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Plumtree LLC, a series of Arrived Homes, LLC
6.13*	Promissory Note between Arrived Homes Series Plumtree LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated January 4, 2021
6.14*	Form of Membership Interest Purchase Agreement dated January 14, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Chaparral LLC, a series of Arrived Homes, LLC
6.15*	Promissory Note between Arrived Homes Series Chaparral LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated January 14, 2021
6.16*	Membership Interest Purchase Agreement dated April 30, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Splash LLC, a series of Arrived Homes, LLC
6.17*	Promissory Note between Arrived Homes Series Splash LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated April 30, 2021
6.18*	Membership Interest Purchase Agreement dated May 12, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Tuscan LLC, a series of Arrived Homes, LLC
6.19*	Promissory Note between Arrived Homes Series Tuscan LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated May 12, 2021
6.20*	Contract of Sale Residential dated May 11, 2021 by and between the seller and Arrived SC Kingsley, LLC
6.21*	Promissory Note between Arrived Homes Series Kingsley LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated June 1, 2021
6.22*	Offer to Purchase and Contract dated May 14, 2021 by and between certain sellers and Arrived NC Centennial, LLC
6.23*	Promissory Note between Arrived Homes Series Centennial LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated June 7, 2021
6.24*	Contract of Sale Residential dated May 14, 2021 by and between the seller named therein and Arrived SC Eastfair, LLC
6.25*	Promissory Note between Arrived Homes Series Eastfair LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated June 4, 2021
6.26*	Purchase and Sale Agreement dated May 13, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Badminton Property
6.27*	Purchase and Sale Agreement dated May 21, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Basil Property
6.28*	Purchase and Sale Agreement dated May 15, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Eastfair Property
6.29*	Purchase and Sale Agreement dated May 12, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Holloway Property
6.30*	Purchase and Sale Agreement dated May 11, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Kingsley Property

Exhibit No.	Description
6.31*	Purchase and Sale Agreement dated May 21, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Lallie Property
6.32*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Pinot Property
6.32.1*	Counteroffer to Offer dated March 27, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Pinot Property
6.33*	Purchase and Sale Agreement dated March 26, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Salem Property
6.33.1*	Counteroffer to Offer dated March 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Salem Property
6.34*	Purchase and Sale Agreement dated May 24, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Shoreline Property
6.35*	Purchase and Sale Agreement dated May 24, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Spencer Property
6.36*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Splash Property
6.36.1*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Splash Property
6.37*	Purchase and Sale Agreement dated May 14, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Centennial Property
6.38*	Purchase and Sale Agreement dated May 25, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Dewberry Property
6.39*	Purchase and Sale Agreement dated May 11, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Luna Property
6.40*	Purchase and Sale Agreement dated March 27, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Malbec Property
6.41*	Purchase and Sale Agreement dated June 2, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Roseberry Property
6.42*	Purchase and Sale Agreement dated May 21, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Summerset Property
6.43*	Purchase and Sale Agreement dated March 27, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Tuscan Property
6.43.1*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Tuscan Property
6.44*	Purchase and Sale Agreement dated June 3, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Windsor Property
6.45*	Form of Property Management Agreement dated [*], 20[*], between Great Jones and Arrived Homes Series [*], a series of Arrived Homes, LLC
6.46*	Form of Promissory Note between Arrived Holdings, Inc. and Arrived Homes Series [*], a Series of Arrived Homes, LLC
6.47*	Form of Lease Agreement between Tenant and Arrived Homes Series [*], a Series of Arrived Homes, LLC through its Authorized Agent, Blue Canopy Realty LLC
6.48*	Purchase and Sale Agreement dated August 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Amber Property
6.49*	Purchase and Sale Agreement dated June 4, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Bayside Property
6.49.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bayside dated June 22, 2021 for Series Bayside Property
6.50*	Purchase and Sale Agreement dated June 8, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Coatbridge Property
6.50.1*	Addendum to Purchase and Sale Agreement dated June 8, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Coatbridge Property
6.51*	Purchase and Sale Agreement dated July 19, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Collinston Property
6.52*	Purchase and Sale Agreement dated June 4, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Dawson Property
6.53*	Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Elevation Property
6.53.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Elevation dated July 15, 2021 for Series Elevation Property
6.54*	Purchase and Sale Agreement dated May 20, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Elm Property
6.54.1*	Addendum to Purchase and Sale Agreement dated May 20, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Elm Property
6.55*	Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Forest Property
6.55.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Forest dated July 15, 2021 for Series Forest Property
6.56*	Purchase and Sale Agreement dated June 12, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Holland Property
6.57*	Purchase and Sale Agreement dated June 8, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Jupiter Property
6.58*	Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Lennox Property
6.58.1*	Addendum to Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Lennox Property
6.59*	Purchase and Sale Agreement dated August 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Lily Property
6.60*	Purchase and Sale Agreement dated June 13, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Limestone Property

Exhibit No.	Description
6.60.1*	Addendum to Purchase and Sale Agreement dated June 13, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Limestone Property
6.60.2*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Limestone dated August 5, 2021 for Series Limestone Property
6.61*	Purchase and Sale Agreement dated August 22, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Meadow Property
6.62*	Purchase and Sale Agreement dated August 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Odessa Property
6.62.1*	Counteroffer to Offer Dated September 1, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Odessa Property
6.63*	Purchase and Sale Agreement dated June 10, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Olive Property
6.63.1*	Addendum to Purchase and Sale Agreement dated June 10, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Olive Property
6.64*	Purchase and Sale Agreement dated June 9, 2021 between Ar rived Holdings, Inc./Assignee and Seller for Series Ridge Property
6.64.1*	Addendum to Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Ridge Property
6.65*	Purchase and Sale Agreement dated June 7, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series River Property
6.66*	Purchase and Sale Agreement dated August 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Saddlebred Property
6.66.1*	Counteroffer to Offer Dated September 7, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Saddlebred Property
6.67*	Purchase and Sale Agreement dated July 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Saturn Property
6.68*	Purchase and Sale Agreement dated June 11, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Sugar Property
6.68.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sugar dated June 17, 2021 for Series Sugar Property
6.69*	Purchase and Sale Agreement dated June 12, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Weldon Property
6.70*	Purchase and Sale Agreement dated June 4, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Westchester Property
6.70.1*	Addendum to Purchase and Sale Agreement dated June 4, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Westchester Property
6.71*	Form of Lease Agreement between Tenant and Arrived Homes Series [*], a Series of Arrived Homes, LLC holding a series property located in North Carolina through its Authorized Agent, Great Jones North Carolina, LLC
6.72*	Form of Lease Agreement between Tenant and Arrived Homes Series [*], a Series of Arrived Homes, LLC holding a series property located in South Carolina through its Authorized Agent, Great Jones South Carolina, LLC
6.73*	Form of Mortgage Agreement between Arrived Homes Series [*], a Series of Arrived Homes, LLC and Certain Lending, Inc. for series property in the state of South Carolina
6.74*	Form of Deed of Trust Agreement between Arrived Homes Series [*], a Series of Arrived Homes, LLC and Certain Lending, Inc. for series property in the state of North Carolina
6.75*	Form of Deed of Trust Agreement between Arrived Homes Series [*], a Series of Arrived Homes, LLC and Certain Lending, Inc. for series property in the state of Colorado
6.76*	Purchase and Sale Agreement dated September 8, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Bandelier Property
6.76.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bandelier dated September 29, 2021 for Series Bandelier Property
6.76.2*	Addendum to Purchase and Sale Agreement dated September 8, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Bandelier Property
6.77*	Purchase and Sale Agreement dated June 13, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Butter Property
6.77.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Butter dated September 7, 2021 for Series Butter Property
6.78*	Purchase and Sale Agreement dated June 12, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Davidson Property
6.79*	Purchase and Sale Agreement dated November 18, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Diablo Property
6.79.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Diablo dated December 1, 2021 for Series Diablo Property
6.79.2*	Addendum to Purchase and Sale Agreement dated November 19, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Diablo Property
6.79.3*	Counteroffer to Offer dated November 19, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Diablo Property
6.80*	Purchase and Sale Agreement dated June 6, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Dolittle Property

Exhibit No.	Description
6.81*	Purchase and Sale Agreement dated September 22, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Ensenada Property
6.81.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ensenada dated September 23, 2021 for Series Ensenada Property
6.81.2*	Counteroffer to Offer dated September 23, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Ensenada Property
6.82*	Purchase and Sale Agreement dated September 26, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Grant Property
6.82.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ensenada dated October 12, 2021 for Series Grant Property
6.82.2*	Addendum to Purchase and Sale Agreement dated October 13, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Grant Property
6.83*	Purchase and Sale Agreement dated September 26, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Kerriann Property
6.83.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ensenada dated October 20, 2021 for Series Kerriann Property
6.83.2*	Addendum to Purchase and Sale Agreement dated September 26, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Kerriann Property
6.84*	Purchase and Sale Agreement dated May 25, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Matchingham Property
6.84.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Matchingham dated September 17, 2021 for Series Matchingham Property
6.85*	Purchase and Sale Agreement dated November 6, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series McLovin Property
6.85.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series McLovin dated November 19, 2021 for Series McLovin Property
6.85.2*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series McLovin dated November 29, 2021 for Series McLovin Property
6.85.3*	Addendum to Purchase and Sale Agreement dated November 24, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series McLovin Property
6.86*	Purchase and Sale Agreement dated May 21, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Murphy Property
6.87*	Purchase and Sale Agreement dated October 28, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Oly Property
6.87.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Oly dated November 10, 2021 for Series Oly Property
6.88*	Purchase and Sale Agreement dated September 18, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Ribbonwalk Property
6.88.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ribbonwalk dated September 18, 2021 for Series Ribbonwalk Property
6.89*	Purchase and Sale Agreement dated September 3, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Rooney Property
6.89.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Rooney dated October 2, 2021 for Series Rooney Property
6.90*	Purchase and Sale Agreement dated September 18, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Scepter Property
6.90.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Scepter dated September 29, 2021 for Series Scepter Property
6.91*	Purchase and Sale Agreement dated November 17, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Sigma Property
6.91.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sigma dated November 24, 2021 for Series Sigma Property
6.91.2*	Addendum to Purchase and Sale Agreement dated December 3, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Sigma Property
6.91.3*	Addendum to Purchase and Sale Agreement dated November 24, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Sigma Property
6.92*	Purchase and Sale Agreement dated June 6, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Vernon Property
6.92.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Vernon dated July 15, 2021 for Series Vernon Property
6.92.2*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Vernon dated August 31, 2021 for Series Vernon Property
6.93*	Transfer Agent Agreement dated November 30, 2020, between Arrived Homes, LLC and Colonial Stock Transfer Company, Inc.
6.94*	Purchase and Sale Agreement dated December 24, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Delta Property
6.94.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Delta dated December 31, 2021 for Series Delta Property
6.94.2*	Addendum to Purchase and Sale Agreement dated January 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Delta Property

Exhibit No.	Description
6.95*	Purchase and Sale Agreement dated January 6, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Emporia Property
6.95.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Emporia dated January 11, 2022 for Series Emporia Property
6.96*	Purchase and Sale Agreement dated June 7, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Greenhill Property
6.96.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Greenhill dated January 4, 2022 for Series Greenhill Property
6.97*	Purchase and Sale Agreement dated January 5, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kawana Property
6.97.1*	Counteroffer to Offer Dated January 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kawana Property
6.98*	Purchase and Sale Agreement dated January 5, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lovejoy Property
6.98.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lovejoy dated January 11, 2022 for Series Lovejoy Property
6.99*	Purchase and Sale Agreement dated December 16, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Saint Property
6.99.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Saint dated December 22, 2021 for Series Saint Property
6.100*	Purchase and Sale Agreement dated January 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Tuxford Property
6.101*	Purchase and Sale Agreement dated December 27, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Wave Property
6.101.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Saint dated December 31, 2021 for Series Wave Property
6.102*	Form of Property Management Agreement dated December 30, 2021, between Marketplace Homes and Arrived Homes Series [*], a series of Arrived Homes, LLC
6.103*	Purchase and Sale Agreement dated January 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Avebury Property
6.103.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Avebury dated February 4, 2022 for Series Avebury Property
6.103.2*	Addendum to Purchase and Sale Agreement dated January 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Avebury Property
6.104*	Purchase and Sale Agreement dated January 26, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chelsea Property
6.104.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chelsea dated February 7, 2022 for Series Chelsea Property
6.105*	Purchase and Sale Agreement dated December 24, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Hadden Property
6.105.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hadden dated January 3, 2022 for Series Hadden Property
6.105.2*	Addendum to Purchase and Sale Agreement dated January 24, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hadden Property
6.106*	Purchase and Sale Agreement dated January 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hollandaise Property
6.106.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hollandaise dated January 20, 2022 for Series Hollandaise Property
6.106.2*	Counteroffer to Offer dated January 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hollandaise Property
6.107*	Purchase and Sale Agreement dated January 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Otoro Property
6.107.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Otoro dated February 4, 2022 for Series Otoro Property
6.108*	Purchase and Sale Agreement dated January 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Terracotta Property
6.108.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Terracotta dated January 21, 2022 for Series Terracotta Property
6.109*	Purchase and Sale Agreement dated December 22, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Bedford Property
6.109.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bedford dated January 3, 2022 for Series Bedford Property
6.109.2*	Addendum to Purchase and Sale Agreement dated February 1, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Bedford Property

Exhibit No.	Description
6.110*	Purchase and Sale Agreement dated December 22, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Gardens Property
6.110.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Gardens dated March 11, 2022 for Series Gardens Property
6.111*	Purchase and Sale Agreement dated Janaury 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Jack Property
6.111.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Jack dated March 18, 2022 for Series Jack Property
6.112*	Purchase and Sale Agreement dated February 24, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Louise Property
6.112.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Louise dated March 11, 2022 for Series Louise Property
6.113*	Purchase and Sale Agreement dated March 1, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Peanut Property
6.113.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Peanut dated March 11, 2022 for Series Peanut Property
6.114*	Purchase and Sale Agreement dated March 1, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Tulip Property
6.114.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Tulip dated March 11, 2022 for Series Tulip Property
6.115*	Purchase and Sale Agreement dated April 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series 100 Property
6.115.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series 100 dated April 12, 2022 for Series 100 Property
6.116*	Purchase and Sale Agreement dated March 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Grove Property
6.116.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Grove dated March 11, 2022 for Series Grove Property
6.117.*	Purchase and Sale Agreement dated March 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Heritage Property
6.117.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Heritage dated March 21, 2022 for Series Heritage Property
6.118*	Purchase and Sale Agreement dated March 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Heron Property
6.118.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Heron dated March 23, 2022 for Series Heron Property
6.119*	Purchase and Sale Agreement dated March 23, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kirkwood Property
6.119.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Kirkwood dated March 23, 2022 for Series Kirkwood Property
6.120*	Purchase and Sale Agreement dated March 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lanier Property
6.120.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lanier dated March 21, 2022 for Series Lanier Property
6.121*	Purchase and Sale Agreement dated April 4, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Magnolia Property
6.121.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Magnolia dated April 5, 2022 for Series Magnolia Property
6.122*	Purchase and Sale Agreement dated March 12, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Mammoth Property
6.122.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mammoth dated March 14, 2022 for Series Mammoth Property
6.123*	Purchase and Sale Agreement dated March 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series McGregor Property
6.123.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series McGregor dated April 12, 2022 for Series McGregor Property
6.123.2*	Counteroffer to Offer dated March 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series McGregor Property
6.124*	Purchase and Sale Agreement dated March 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Point Property
6.124.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Point dated March 22, 2022 for Series Point Property
6.124.2*	Counteroffer to Offer dated March 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Point Property
6.124.3*	Addendum to Purchase and Sale Agreement dated March 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Point Property
6.125*	Purchase and Sale Agreement dated March 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Rosewood Property
6.125.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Rosewood dated March 15, 2022 for Series Rosewood Property
6.126*	Purchase and Sale Agreement dated March 15, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Roxy Property
6.126.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Roxy dated March 16, 2022 for Series Roxy Property
6.126.2*	Counteroffer to Offer dated March 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Roxy Property
6.127*	Purchase and Sale Agreement dated March 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Stonebriar Property
6.127.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Stonebriar dated March 23, 2022 for Series Stonebriar Property
6.127.2*	Addendum to Purchase and Sale Agreement dated April 6, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Stonebriar Property

Exhibit No.	Description
6.128*	Purchase and Sale Agreement dated February 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wisteria Property
6.128.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wisteria dated March 11, 2022 for Series Wisteria Property
6.129*	Purchase and Sale Agreement dated April 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Apollo Property
6.129.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Apollo dated April 14, 2022 for Series Apollo Property
6.130*	Purchase and Sale Agreement dated April 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Baron Property
6.131*	Purchase and Sale Agreement dated March 29, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Madison Property
6.131.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Madison dated March 30, 2022 for Series Madison Property
6.132*	Purchase and Sale Agreement dated April 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Swift Property
6.132.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Swift dated April 13, 2022 for Series Swift Property
6.133*	Purchase and Sale Agreement dated April 15, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wescott Property
6.133.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wescott dated April 18, 2022 for Series Wescott Property
6.134*	Purchase and Sale Agreement dated March 23, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wildwood Property
6.134.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wildwood dated April 13, 2022 for Series Wildwood Property
6.135*	Purchase and Sale Agreement dated May 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Abbington Property
6.135.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Abbington dated May 4, 2022 for Series Abbington Property
6.136*	Purchase and Sale Agreement dated April 29, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Burlington Property
6.137*	Purchase and Sale Agreement dated April 29, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lannister Property
6.137.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lannister dated May 2, 2022 for Series Lannister Property
6.138*	Purchase and Sale Agreement dated April 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Nugget Property
6.138.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Nugget dated April 28, 2022 for Series Nugget Property
6.138.2*	Counteroffer to Offer dated April 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Nugget Property
6.139*	Purchase and Sale Agreement dated April 29, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Pearl Property
6.139.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Pearl dated May 2, 2022 for Series Pearl Property
6.140*	Purchase and Sale Agreement dated May 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series 101 Property
6.140.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series 101 dated May 10, 2022 for Series 101 Property
6.140.2*	Addendum to Purchase and Sale Agreement dated May 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series 101 Property
6.140.3*	Counteroffer to Offer dated May 5, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series 101 Property
6.141*	Purchase and Sale Agreement dated May 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hines Property
6.141.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hines dated May 18, 2022 for Series Hines Property
6.141.2*	Addendum to Purchase and Sale Agreement dated May 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hines Property
6.142*	Purchase and Sale Agreement dated May 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Holcomb Property
6.142.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Holcomb dated May 11, 2022 for Series Holcomb Property
6.143*	Purchase and Sale Agreement dated May 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Jake Property
6.143.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Jake dated May 10, 2022 for Series Jake Property
6.144*	Purchase and Sale Agreement dated May 15, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Latte Property
6.144.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Latte dated May 17, 2022 for Series Latte Property
6.145*	Purchase and Sale Agreement dated May 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Ritter Property
6.145.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ritter dated May 20, 2022 for Series Ritter Property
6.146*	Purchase and Sale Agreement dated May 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Bazzel Property
6.146.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bazzel dated May 12, 2022 for Series Bazzel Property
6.146.2*	Addendum to Purchase and Sale Agreement dated May 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Bazzel Property
6.147*	Purchase and Sale Agreement dated May 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dunbar Property
6.147.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dunbar dated May 19, 2022 for Series Dunbar Property
6.147.2*	Addendum to Purchase and Sale Agreement dated May 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dunbar Property
6.148*	Purchase and Sale Agreement dated May 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Johnny Property
6.148.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Johnny dated May 10, 2022 for Series Johnny Property

Exhibit No.	Description
6.149*	Purchase and Sale Agreement dated May 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series June Property
6.149.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series June dated May 10, 2022 for Series June Property
6.150*	Purchase and Sale Agreement dated May 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kennesaw Property
6.150.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Kennesaw dated May 17, 2022 for Series Kennesaw Property
6.151*	Purchase and Sale Agreement dated May 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lookout Property
6.151.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lookout dated May 19, 2022 for Series Lookout Property
6.152*	Purchase and Sale Agreement dated April 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Osprey Property
6.152.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Osprey dated April 14, 2022 for Series Osprey Property
6.153*	Purchase and Sale Agreement dated May 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Pioneer Property
6.153.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Pioneer dated May 14, 2022 for Series Pioneer Property
6.153.2*	Counteroffer to Offer dated May 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Pioneer Property
6.154*	Purchase and Sale Agreement dated May 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Reynolds Property
6.154.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Reynolds dated May 18, 2022 for Series Reynolds Property
6.155*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Clover Property
6.155.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Clover dated May 24, 2022 for Series Clover Property
6.155.2*	Addendum to Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Clover Property
6.155.3*	Counteroffer to Offer dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Clover Property
6.156*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Collier Property
6.156.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Collier dated June 7, 2022 for Series Collier Property
6.157*	Purchase and Sale Agreement dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dogwood Property
6.157.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dogwood dated May 27, 2022 for Series Dogwood Property
6.157.2*	Counteroffer to Offer dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dogwood Property
6.158*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dorchester Property
6.158.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dorchester dated May 31, 2022 for Series Dorchester Property
6.159*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Folly Property
6.159.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Folly dated May 31, 2022 for Series Folly Property
6.160*	Purchase and Sale Agreement dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Riverwalk Property
6.160.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Riverwalk dated June 1, 2022 for Series Riverwalk Property
6.161*	Purchase and Sale Agreement dated May 30, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Walton Property
6.161.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Walton dated June 1, 2022 for Series Walton Property
6.161.2*	Counteroffer to Offer dated May 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Walton Property
6.162*	Purchase and Sale Agreement dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Belle Property
6.162.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Belle dated May 27, 2022 for Series Belle Property
6.162.2*	Addendum to Purchase and Sale Agreement dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Belle Property
6.163*	Purchase and Sale Agreement dated May 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chitwood Property
6.163.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chitwood dated May 26, 2022 for Series Chitwood Property
6.164*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Conway Property
6.164.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Conway dated May 31, 2022 for Series Conway Property
6.164.2*	Addendum to Purchase and Sale Agreement dated May 26, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Conway Property

Exhibit No.	Description
6.165*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Creekside Property
6.165.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Creekside dated June 9, 2022 for Series Creekside Property
6.165.2*	Counteroffer to Offer dated June 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Creekside Property
6.166*	Purchase and Sale Agreement dated June 2, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Daisy Property
6.166.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Daisy dated June 7, 2022 for Series Daisy Property
6.167*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dolly Property
6.167.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dolly dated June 13, 2022 for Series Dolly Property
6.168*	Purchase and Sale Agreement dated June 1, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Henry Property
6.168.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Henry dated June 6, 2022 for Series Henry Property
6.169*	Purchase and Sale Agreement dated February 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Highland Property
6.169.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Highland dated June 20, 2022 for Series Highland Property
6.169.2*	Addendum to Purchase and Sale Agreement dated March 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Highland Property
6.170*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kenny Property
6.170.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Kenny dated June 13, 2022 for Series Kenny Property
6.171*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Loretta Property
6.171.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Loretta dated May 31, 2022 for Series Loretta Property
6.172*	Purchase and Sale Agreement dated May 27, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sodalis Property
6.172.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sodalis dated June 24, 2022 for Series Sodalis Property
6.173*	Purchase and Sale Agreement dated May 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Spring Property
6.173.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Spring dated May 19, 2022 for Series Spring Property
6.174*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Willow Property
6.174.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Willow dated June 28, 2022 for Series Willow Property
6.175*	Purchase and Sale Agreement dated June 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wilson Property
6.175.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wilson dated June 16, 2022 for Series Wilson Property
6.176*	Purchase and Sale Agreement dated May 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Blossom Property
6.176.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Blossom dated June 16, 2022 for Series Blossom Property
6.176.2*	Addendum to Purchase and Sale Agreement dated May 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Blossom Property
6.177*	Purchase and Sale Agreement dated June 2, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Bonneau Property
6.177.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bonneau dated June 16, 2022 for Series Bonneau Property
6.178*	Purchase and Sale Agreement dated June 12, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Braxton Property
6.178.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Braxton dated June 27, 2022 for Series Braxton Property
6.178.2*	Addendum to Purchase and Sale Agreement dated June 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Braxton Property
6.179*	Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Camino Property
6.179.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Camino dated June 21, 2022 for Series Camino Property
6.179.2*	Addendum to Purchase and Sale Agreement dated June 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Camino Property

Exhibit No.	Description
6.180*	Purchase and Sale Agreement dated June 6, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Cumberland Property
6.180.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Cumberland dated June 7, 2022 for Series Cumberland Property
6.180.2*	Addendum to Purchase and Sale Agreement dated June 6, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Cumberland Property
6.181*	Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Inglewood Property
6.181.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Inglewood dated June 21, 2022 for Series Inglewood Property
6.181.2*	Addendum to Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Inglewood Property
6.181.3*	Counteroffer to Offer dated June 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Inglewood Property
6.182*	Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Reginald Property
6.182.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Reginald dated June 21, 2022 for Series Reginald Property
6.182.2*	Addendum to Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Reginald Property
6.183*	Purchase and Sale Agreement dated June 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Richardson Property
6.183.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Richardson dated June 16, 2022 for Series Richardson Property
6.183.2*	Addendum to Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Richardson Property
6.183.3*	Counteroffer to Offer dated June 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Richardson Property
6.184*	Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wellington Property
6.184.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wellington dated June 21, 2022 for Series Wellington Property
6.184.2*	Addendum to Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wellington Property
6.185*	Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Winston Property
6.185.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Winston dated June 21, 2022 for Series Winston Property
6.185.2*	Addendum to Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Winston Property
6.186*	Purchase and Sale Agreement dated June 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Aster Property
6.186.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Aster dated June 28, 2022 for Series Aster Property
6.187*	Purchase and Sale Agreement dated May 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Jill Property
6.188*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Marcelo Property
6.188.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marcelo dated June 28, 2022 for Series Marcelo Property
6.189*	Purchase and Sale Agreement dated December 23, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Marietta Property
6.189.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marietta dated June 28, 2022 for Series Marietta Property
6.190*	Purchase and Sale Agreement dated June 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Quincy Property
6.190.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Quincy dated June 5, 2022 for Series Quincy Property
6.191*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Taylor Property
6.191.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Taylor dated June 28, 2022 for Series Taylor Property
6.191.2*	Addendum to Purchase and Sale Agreement dated June 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Taylor Property
6.192*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chester Property
6.192.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chester dated June 21, 2022 for Series Chester Property
6.192.2*	Addendum to Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chester Property
6.193*	Purchase and Sale Agreement dated June 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Creekwood Property
6.193.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Creekwood dated June 23, 2022 for Series Creekwood Property
6.193.2*	Addendum to Purchase and Sale Agreement dated June 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Creekwood Property
6.194*	Purchase and Sale Agreement dated June 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Cypress Property
6.194.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Cypress dated June 22, 2022 for Series Cypress Property

Exhibit No.	Description
6.195*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Harrison Property
6.195.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Harrison dated June 22, 2022 for Series Harrison Property
6.195.2*	Addendum to Purchase and Sale Agreement dated June 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Harrison Property
6.196*	Purchase and Sale Agreement dated June 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kessler Property
6.196.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Kessler dated June 16, 2022 for Series Kessler Property
6.197*	Purchase and Sale Agreement dated March 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Mae Property
6.197.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mae dated June 20, 2022 for Series Mae Property
6.198*	Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Piedmont Property
6.198.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Piedmont dated June 22, 2022 for Series Piedmont Property
6.199*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Shallowford Property
6.199.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Shallowford dated June 23, 2022 for Series Shallowford Property
6.199.2*	Addendum to Purchase and Sale Agreement dated June 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Shallowford Property
6.200*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Eagle Property
6.200.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Eagle dated March 29, 2021 for Series Eagle Property
6.200.2*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Eagle Property
6.201*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Goose Property
6.201.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Goose dated March 29, 2021 for Series Goose Property
6.201.2*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Goose Property
6.202*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Falcon Property
6.202.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Falcon dated March 29, 2021 for Series Falcon Property
6.202.2*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Falcon Property
6.203*	Purchase and Sale Agreement dated May 26, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hansel Property
6.203.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hanseel dated July 20, 2022 for Series Hansel Property
6.204*	Purchase and Sale Agreement dated May 26, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Gretal Property
6.204.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Gretal dated July 20, 2022 for Series Gretal Property
6.204.2*	Addendum to Purchase and Sale Agreement dated September 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Gretal Property
6.205*	Purchase and Sale Agreement dated September 2, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Mimosa Property
6.205.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mimosa dated September 2, 2022 for Series Mimosa Property
6.205.2*	Addendum to Purchase and Sale Agreement dated September 2, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Mimosa Property
6.206*	Purchase and Sale Agreement dated September 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Redondo Property
6.206.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Redondo dated September 19, 2022 for Series Redondo Property

Exhibit No.	Description
6.207*	Purchase and Sale Agreement dated September 15, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sundance Property
6.207.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sundance dated September 19, 2022 for Series Sundance Property
6.208*	Purchase and Sale Agreement dated October 21, 2022 between Arrived Holdings,Inc./Assignee and Seller for Series Brainerd Property
6.208.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Brainerd dated October 24, 2022 for Series Brainerd Property.
6.208.2*	Counteroffer to Offer dated October 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brainerd Property.
6.208.3*	Counteroffer to Offer dated October 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brainerd Property
6.209*	Purchase and Sale Agreement dated October 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brooklyn Property
6.209.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Brooklyn dated October24,2022 for Series Brooklyn Property
6.209.2*	Addendum to Purchase and Sale Agreement dated October 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brooklyn Property
6.210*	Purchase and Sale Agreement dated October 24,2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chickamauga Property
6.210.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chickamauga dated October24, 2022 for Series Chickamauga Property
6.210.2*	Addendum to Purchase and Sale Agreement Agreement dated October 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chickamauga Property
6.211*	Purchase and Sale Agreement dated October 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Litton Property
6.211.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Litton dated October24, 2022 for Series Litton Property
6.212*	Purchase and Sale Agreement dated October 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sequoyah Property
6.213*	Purchase and Sale Agreement dated November 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lurleen Property
6.213.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lurleen dated December 1, 2022 for Series Lurleen Property
6.214*	Purchase and Sale Agreement dated November 28, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Regency Property
6.214.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Regency dated December 1, 2022 for Series Regency Property
6.215*	Purchase and Sale Agreement dated November 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dops Property
6.215.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dops dated November 29,2022 for Series Dops Property
6.215.1*	Addendum to Purchase and Sale Agreement Agreement dated November 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dops Property
6.216*	Purchase and Sale Agreement dated November 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Korin Property
6.216.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Korin dated November 8, 2022 for Series Korin Property
6.217*	Purchase and Sale Agreement dated November 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sunnyside Property
6.217.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sunnyside dated November 29, 2022 for Series Sunnyside Property
6.218*	Purchase and Sale Agreement dated April 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brennan Property
6.218.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Brennan dated April 8, 2022 for Series Brennan Property
6.219*	Purchase and Sale Agreement dated January 6, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ella Property
6.219.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ella dated January 10, 2023 for Series Ella Property
6.219.2*	Counteroffer to Offer dated January 8, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ella Property

Exhibit No.	Description
6.220*	Purchase and Sale Agreement dated December 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hansard Property
6.220.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hansard dated November 29, 2022 for Series Hansard Property
6.221*	Purchase and Sale Agreement dated December 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Jefferson Property
6.221.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Jefferson dated December 9, 2022 for Series Jefferson Property
6.222*	Purchase and Sale Agreement dated December 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Marie Property
6.222.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marie dated December 9, 2022 for Series Marie Property
6.223*	Purchase and Sale Agreement dated December 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sajni Property
6.223.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sajni dated December 15, 2022 for Series Sajni Property
6.223.2*	Counteroffer to Offer dated December 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sajni Property
6.224*	Purchase and Sale Agreement dated November 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Salinas Property
6.224.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Salinas dated November 29, 2022 for Series Salinas Property
6.224.2*	Counteroffer to Offer dated October 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Salinas Property
6.225*	Purchase and Sale Agreement dated November 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Tuscarora Property
6.225.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Tuscarora dated November 29, 2022 for Series Tuscarora Property
6.226*	Purchase and Sale Agreement dated April 23,202 between Arrived Holdings, Inc./Assignee and Seller for Series Avondale Property
6.226.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Avondale dated May 3,2023 for Series Avondale Property
6.226.2*	Addendum to Purchase and Sale Agreement Agreement dated April 23, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Avondale Property
6.227*	Purchase and Sale Agreement dated April 23,202 between Arrived Holdings, Inc./Assignee and Seller for Series Belvedere Property
6.227.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Belvedere dated April 21,2023 for Series Belvedere Property
6.228*	Purchase and Sale Agreement dated December 6,2022 between Arrived Holdings, Inc./Assignee and Seller for Series Cove Property
6.228.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Cove dated December 8,2022 for Series Cove Property
6.229*	[Reserved.]
6.229.1*	[Reserved.]
6.230*	Purchase and Sale Agreement dated April 13,202 between Arrived Holdings, Inc./Assignee and Seller for Series Martell Property
6.230.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Martell dated April 27,2023 for Series Martell Property
6.230.2*	Counteroffer to Offer dated April 14, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Martell Property
6.231*	Purchase and Sale Agreement dated April 29, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Fenwick Property
6.231.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Fenwick dated May 8,2023 for Series Fenwick Property
6.231.2*	Addendum to Purchase and Sale Agreement Agreement dated May 5, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Fenwick Property
6.232*	Purchase and Sale Agreement dated April 21, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Longwoods Property
6.232.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Longwoods dated May 5,2023 for Series Longwoods Property
6.232.2*	Counteroffer to Offer dated April 26, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Longwoods Property
6.233*	Purchase and Sale Agreement dated April 29, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Louis Property
6.233.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Louis dated May 8,2023 for Series Louis Property
6.234*	Purchase and Sale Agreement dated April 27, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Mycroft Property
6.234.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mycroft dated April 13,2023 for Series Mycroft Property

Exhibit No.	Description
6.235*	Purchase and Sale Agreement dated April 27, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Osceola Property
6.235.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Osceola dated May 4,2023 for Series Osceola Property
6.235.2*	Addendum to Purchase and Sale Agreement Agreement dated April 27, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Osceola Property
6.236*	Purchase and Sale Agreement dated May 4, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Sims Property
6.236.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sims dated May 17,2023 for Series Sims Property
6.236.2*	Addendum to Purchase and Sale Agreement Agreement dated May 1, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Sims Property
6.236.3*	Counteroffer to Offer dated April 26, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Sims Property
6.237*	Purchase and Sale Agreement dated May 9, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Augusta Property
6.237.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Augusta dated May 11,2023 for Series Augusta Property
6.238*	Purchase and Sale Agreement dated April 28, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Bella Property
6.238.18	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bella dated May 15,2023 for Series Bella Property
6.239*	Purchase and Sale Agreement dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Cawley Property
6.239.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Cawley dated May 24,2023 for Series Cawley Property
6.240*	Purchase and Sale Agreement dated May 19, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Foster Property
6.240.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Foster dated May 30,2023 for Series Foster Property
6.241*	Purchase and Sale Agreement dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Franklin Property
6.241.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Franklin dated May 30,2023 for Series Franklin Property
6.241.2*	Counteroffer to Offer dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Franklin Property
6.242*	Purchase and Sale Agreement dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series General Property
6.242.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series General dated May 30,2023 for Series General Property
6.243*	Purchase and Sale Agreement dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Marion Property
6.243.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marion dated May 22,2023 for Series Marion Property
6.243.2*	Counteroffer to Offer dated April 14, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Marion Property
6.244*	Purchase and Sale Agreement dated April 13, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Marple Property
6.244.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marple dated April 27,2023 for Series Marple Property
6.245*	Purchase and Sale Agreement dated April 13, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Mary Property
6.245.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mary dated May 22,2023 for Series Mary Property
6.246*	Purchase and Sale Agreement dated May 4, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Onyx Property
6.246.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Onyx dated May 22,2023 for Series Onyx Property
6.247*	Purchase and Sale Agreement dated May 20, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Palmer Property
6.247.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Palmer dated May 24,2023 for Series Palmer Property
6.248*	Purchase and Sale Agreement dated May 20, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Porthos Property
6.248.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Porthos dated May 24,2023 for Series Porthos Property
6.248.2*	Addendum to Purchase and Sale Agreement Agreement dated April 26, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Porthos Property
6.248.3*	Counteroffer to Offer dated April 26, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Porthos Property
6.249*	Purchase and Sale Agreement dated May 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Simon Property
6.249.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Simon dated May 24,2023 for Series Simon Property

Exhibit No.	Description
6.250*	Purchase and Sale Agreement dated May 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Theodore Property
6.250.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Theodore dated May 24,2023 for Series Theodore Property
6.251*	Purchase and Sale Agreement dated April 7, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Bergenia Property
6.251.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bergenia dated July 5, 2023 for Series Bergenia Property
6.252*	Purchase and Sale Agreement dated May 5, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Chinook Property
6.252.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chinook dated May 23, 2023 for Series Chinook Property
6.252.2*	Addendum to Purchase and Sale Agreement Agreement dated May 2, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Chinook Property
6.252.3*	Counteroffer to Offer dated May 5, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Chinook Property
6.253*	Purchase and Sale Agreement dated May 5, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ellen Property
6.253.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ellen dated May 24, 2023 for Series Ellen Property
6.253.2*	Addendum to Purchase and Sale Agreement Agreement dated May 2, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ellen Property
6.254*	Purchase and Sale Agreement dated May 8, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Felix Property
6.254.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Felix dated May 24, 2023 for Series Felix Property
6.255*	Purchase and Sale Agreement dated May 4, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Oscar Property
6.255.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Oscar dated May 24, 2023 for Series Oscar Property
6.256*	Purchase and Sale Agreement dated March 30, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Abernant Property
6.256.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Abernant dated July 24, 2023 for Series Abernant Property
6.257*	Purchase and Sale Agreement dated June 19, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Alvin Property
6.257.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Alvin dated July 25, 2023 for Series Alvin Property
6.258*	Purchase and Sale Agreement dated June 19, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ballinger Property
6.258.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ballinger dated July 25, 2023 for Series Ballinger Property
6.259*	Purchase and Sale Agreement dated March 29, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Briarwood Property
6.259.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Briarwood dated July 5, 2023 for Series Briarwood Property
6.260*	Purchase and Sale Agreement dated April18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Calvin Property
6.260.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Calvin dated July 20, 2023 for Series Calvin Property
6.260.2*	Addendum to Purchase and Sale Agreement Agreement dated April 17, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Calvin Property
6.261*	Purchase and Sale Agreement dated June 19, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Eastwood Property
6.261.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Eastwood dated July 25], 2023 for Series Eastwood Property
6.262*	Purchase and Sale Agreement dated April 13, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Fletcher Property
6.262.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Fletcher dated July 5, 2023 for Series Fletcher Property
6.263*	Purchase and Sale Agreement dated April 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Hargrave Property
6.263.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hargrave dated July 20, 2023 for Series Hargrave Property
6.263.2*	Addendum to Purchase and Sale Agreement Agreement dated April 17, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Hargrave Property
6.264*	Purchase and Sale Agreement dated April 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Hobbes Property
6.264.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hobbes dated July 20, 2023 for Series Hobbes Property
6.264.2*	Addendum to Purchase and Sale Agreement Agreement dated April 17, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Hobbes Property

Exhibit No.	Description
6.265*	Purchase and Sale Agreement dated April 13, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Irene Property
6.265.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Irene dated July 5, 2023 for Series Irene Property
6.266*	Purchase and Sale Agreement dated March 27, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Peterson Property
6.266.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Peterson dated July 24, 2023 for Series Peterson Property
6.267*	Purchase and Sale Agreement dated May 9, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Richmond Property
6.267.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Richmond dated July 20, 2023 for Series Richmond Property
6.268*	Purchase and Sale Agreement dated May 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Winchester Property
6.268.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Winchester dated July 5, 2023 for Series Winchester Property
6.268.2*	Addendum to Purchase and Sale Agreement Agreement dated April 17, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Winchester Property
6.269*	Form of Property Management Agreement dated [*], between Mynd Property Management and Arrived Homes Series [*], a series of Arrived Homes, LLC
6.270	Purchase and Sale Agreement dated January 2, 2024 between Arrived Holdings, Inc./Assignee and Seller for Series Arlo Property
6.270.1	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Arlo dated February 5, 2024 for Series Arlo Property
6.271	Purchase and Sale Agreement dated January 12, 2024 between Arrived Holdings, Inc./Assignee and Seller for Series Bellvue Property
6.271.1	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bellvue dated January 30, 2024 for Series Bellvue Property
6.272	Purchase and Sale Agreement dated January 11, 2024 between Arrived Holdings, Inc./Assignee and Seller for Series Hualapai Property
6.272.1	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hualapai dated January 25, 2024 for Series Hualapai Property

*	Previously Filed

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARRIVED HOMES, LLC

By:	Arrived Holdings, Inc., its managing member

By:	/s/ Ryan Frazier
	Name:	Ryan Frazier
	Title:	Chief Executive Officer
	Date:	April 29, 2024

Pursuant to the requirements of Regulation A, this report has been signed by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Ryan Frazier	Chief Executive Officer of Arrived Holdings, Inc.	April 29, 2024
Ryan Frazier	(principal executive officer)
Chief Executive Officer and Director of Arrived Homes, LLC

/s/ Sue Korn	Principal Financial and	April 29, 2024
Sue Korn	Accounting Officer of Arrived Holdings, Inc.
Principal Financial and Accounting Officer of Arrived Homes, LLC

Arrived Holdings, Inc.	Managing Member	April 29, 2024

By:	/s/ Ryan Frazier
Name:	Ryan Frazier
Title:	Chief Executive Officer